UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2013

Date of reporting period:	12/31/2013

Item 1 – Reports to Stockholders

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT •  DECEMBER 31, 2013

This report is one of several that provides financial information about certain investment choices available under the variable annuity or variable life insurance contract you own. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio

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The Prudential Series Fund Table of Contents	Annual Report	December 31, 2013

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	Conservative Balanced Portfolio	A1
	Diversified Bond Portfolio	A31
	Equity Portfolio	A61
	Flexible Managed Portfolio	A65
	Global Portfolio	A93
	Government Income Portfolio	A100
	High Yield Bond Portfolio	A108
	Jennison Portfolio	A128
	Money Market Portfolio	A132
	Natural Resources Portfolio	A137
	Small Capitalization Stock Portfolio	A142
	Stock Index Portfolio	A153
	Value Portfolio	A163

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2013

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

The Prudential Series Fund	January 31, 2014

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	16.15%	12.63%	6.43%
Blended Index	14.31	10.88	5.95
S&P 500 Index	32.37	17.93	7.40

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the Conservative Balanced Portfolio returned 16.15%.

The Portfolio is subadvised by Prudential Investment Management Inc. and Quantitative Management Associates LLC. The Portfolio’s investment objective is total investment return consistent with a conservatively managed diversified portfolio.

Historically strong equity market gains drove the Portfolio’s gain, despite a weak year for fixed income markets. The Portfolio topped its benchmark due to the tactical asset allocation decision to overweight stocks all year combined with solid active returns in equities and fixed income. In addition, cutting bond allocations and adding to cash helped returns in the second half of 2013 as bond yields rose, prices fell, and bonds slipped to negative returns.

Despite repeated calls by some for a correction in equity prices throughout 2013, as well as periodic chaos in Washington, the S&P 500 went nearly straight up in 2013, providing a total return over 30% without a single 5% pullback. Evidence mounted through the year that the U.S. economy was finally gaining some traction and breaking out of its weak 2% average annual Gross Domestic Product (GDP) growth pattern that had prevailed since 2009. By the third quarter, a reduced fiscal drag, recovery in housing, autos and other consumer goods, a highly stimulative Federal Reserve policy, contributions from a revived U.S. energy sector, and inventory accumulation resulted in a strong 4.1% GDP growth. Although there is no guarantee that growth will continue at this robust pace, consensus expectations have been rising closer to the 3%-plus average of the post-war period after wallowing for years at 2% or worse.

Equity returns were driven by rising Price-Earnings (P/E) multiples in 2013, since market returns were far above the more modest 6% earnings growth rate. Investors cannot count on multiples increasing indefinitely, but today’s levels are roughly in line with historical averages, and well below levels that led to bear markets. Returns in 2014 and over the next few years are more likely to come from sales and earnings growth rather than the rocket fuel of higher P/E ratios. But if the economy continues to recover and drive growth, returns in the vicinity of the historical average of around 10% may not be unreasonable.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Blended Index consists of S&P 500 Index (50%), Barclays U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc., and Quantitative Management Associates LLC are registered investment advisers and Prudential Financial companies.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-0.71%	9.50%	6.28%
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the Diversified Bond Portfolio declined by 0.71%.

The Portfolio is subadvised by Prudential Investment Management, Inc. The Portfolio’s investment objective is a high level of income over a longer term while providing reasonable safety of capital.

For the most part, the fixed-income markets were a challenging place to be in 2013, particularly the most rate-sensitive sectors. U.S. Treasury yields began a steep ascent in mid-May, after the Federal Reserve (Fed) indicated that it could begin to scale back its massive quantitative easing (QE) program later in the year, if warranted by the economic data. The rise in yields was briefly interrupted in September, after the Fed surprised the markets by postponing action on QE. However, improving economic data brought consideration of tapering QE back to the front burner late in the year, and the Fed finally pulled the trigger in December, announcing a $10 billion-per-month reduction of its bond-buying campaign. Consequently, Treasury yields finished the year near their highs, and government bond prices struggled, especially those with longer maturities. The yield of the bellwether 10-year Treasury note ended the year at 3.14%, versus just 1.78% on the final day of 2012. However, other fixed-income sectors, such as high-yield corporate bonds, short-term investment-grade corporates, and bank loans, finished the year with positive returns.

The Portfolio outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the Index), which declined by 2.02%. Security selection was the largest contributor to performance, adding value in all but the second quarter. The most notable successes here were in subprime non-agency mortgage backed securities (MBS), high-yield and investment-grade corporates, and emerging markets (EM) bonds.

Sector allocation was also a contributor to performance. The fund benefited from positions in a number of non-benchmark sectors — most notably, high-yield bonds and bank loans, both of which delivered positive returns — and from an underweighting in U.S. Treasury securities. An allocation to EM debt detracted from performance for the year overall, although a stronger second half of the year partially offset losses in the first half for this group.

Non-dollar exposure detracted from performance results for the full year, most notably from January through early July, when there was a strong rally in the U.S. dollar. Subsequently, the dollar reversed its strengthening trend due to the postponement of the anticipated QE taper and expectations of successful budget and debt ceiling negotiations around the end of the third quarter.

Duration and curve positioning detracted from performance. The Portfolio’s longer-duration bias had a negative impact for much of the May through August period, when rates climbed steadily, but contributed in September and October, after the Fed made its no-taper call, and was a positive contributor for the third quarter as a whole.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	33.53%	17.77%	7.77%
Portfolio: Class II	32.99	17.30	7.34
Russell 1000® Index	33.11	18.59	7.78
S&P 500 Index	32.37	17.93	7.40

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2013, the Equity Portfolio Class I shares returned 33.53% and Class II shares returned 32.99%.

The Portfolio’s investment objective is long-term growth of capital. It is subadvised by Jennison Associates LLC (Jennison).

The U.S. equity markets, as measured by the broad market indexes, realized substantial gains for the year. The S&P 500 Index (the “Index”) rose 32.37%, with double-digit gains in all sectors. Consumer discretionary, healthcare, and industrials had the strongest returns; those in telecommunication services and utilities were more modest. The Portfolio performed in line with the Index.

Stock selection in information technology, financials, and industrials and an overweight position in consumer discretionary contributed most to relative returns. LinkedIn, Mastercard, Google, and Microsoft were key contributors in information technology. Morgan Stanley and MetLife led contributors in financials while Boeing led in industrials. LinkedIn is a leading global online professional network that provides what Jennison considers unique access to a large database of active and passive job candidates. Adjacent growth opportunities in marketing services and professional publishing are added potential drivers in early phases of development. MasterCard, the No. 2 payment system in the U.S., is likely to continue to benefit from the long-term shift from cash to electronic credit/debit transactions.

During the period, Morgan Stanley continued to make progress on several fronts; it announced an unexpected share buyback, anticipates being compliant with the Basel III supplementary leverage ratios by 2015, enjoyed steady growth in its wealth management division, and reported that it is on track to achieve expense reduction targets. Boeing reported several strong successive quarters, putting behind it a rocky start to the year as a result of 787 battery problems. Margins have been particularly strong as a result of higher production rates in high margin legacy programs and lower than expected research and development costs. Costs of 787 production also have continued to decline and free cash flow has consistently exceeded expectations.

Individual stock selection in materials and consumer discretionary was most detrimental to relative performance. An underweight in industrials and an overweight in energy also detracted. In materials, the gold-mining companies Kinross Gold and Goldcorp were the source of weakness, due largely to declining gold prices. Those mining companies that can get their costs under control now — and Jennison believes Goldcorp has demonstrated that it is able to — will most likely benefit from significant operating leverage when gold prices finally rise again.

JCPenney was the key detractor in consumer discretionary. JCPenney has been in the midst of a turnaround and began to show signs that it had reached a turning point late in the period, in Jennison’s view. Shares probably declined on profit taking as positive indicators accumulated.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	20.15%	13.82%	7.05%
Blended Index	17.67	12.46	6.38
S&P 500 Index	32.37	17.93	7.40

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ending December 31, 2013, the Flexible Managed Portfolio returned a 20.15%.

The Portfolio is subadvised by Prudential Investment Management Inc. and Quantitative Management Associates LLC. The Portfolio’s investment objective is total investment return consistent with an aggressively managed diversified portfolio.

Historically strong equity market gains drove the Portfolio’s gain, despite a weak year for fixed income markets. The Portfolio topped its benchmark with the tactical asset allocation decision to overweight stocks all year combining with solid active returns in equities and fixed income to deliver value-added to the portfolio. In addition, cutting bond allocations and adding to cash helped returns in the second half of 2013 as bond yields rose, prices fell, and bonds slipped to negative returns.

Despite repeated calls by some in the media for a correction in equity prices throughout 2013 and despite periodic chaos in Washington, the S&P 500 went nearly straight up in 2013, providing a total return over 30% without even one 5% pullback. The evidence mounted throughout the year that the U.S. economy was finally gaining some traction and breaking out of its weak, 2% average annual GDP growth pattern that prevailed since 2009. By Q3, a reduced fiscal drag, recovery in housing, autos and other consumer goods, a highly stimulative Federal Reserve policy, contributions from a revived U.S. energy sector and inventory accumulation resulted in a strong 4.1% GDP growth. Although there is no guarantee that growth will continue at this robust pace, consensus expectations have been rising closer to the 3%+ average of the post-war period after wallowing for years at 2% or worse.

Equity returns were driven by rising Price-Earnings (P/E) multiples in 2013, since market returns were far above the more modest 6% earnings growth rate. Investors cannot count on multiples increasing indefinitely, but today’s levels are roughly in line with historical averages, and well below levels that led to bear markets. Returns in 2014 and over the next few years are more likely to come from sales and earnings growth rather than the rocket fuel of higher P/E ratios. But if the economy continues to recover and drive growth, returns in the vicinity of the historical average of around 10% are not unreasonable.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Blended Index consists of S&P 500 Index (60%), Barclays U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Global Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	27.29%	15.57%	7.06%
MSCI World Index (GD)	27.37	15.68	7.56

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the Global Portfolio rose 27.29%.

The Portfolio seeks long-term growth of capital by investing in stocks, with about half of its assets invested in companies in the United States and half in companies located abroad. The Portfolio is co-managed by five subadvisers: Brown Advisory (Brown), LLC, (U.S. growth stocks), T. Rowe Price Associates, Inc. (U.S. value stocks), William Blair & Company LLC (international growth stocks), LSV Asset Management (international value stocks), and Quantitative Management Associates LLC. Brown replaced Marsico Capital Management, LLC early in 2013.

The MSCI World Index (GD) (the Index) rose 27.37%. Over the course of the year, investors came to realize that the economies of developed countries were in a sustained, albeit slow, recovery and that of these the United States was growing most rapidly. Nonetheless, the U.S. Federal Reserve was not going to allow interest rates to rise sharply and choke off the recovery. This set the stage for very strong domestic stock markets and sound international markets. The broad U.S. stock market, represented by the Russell 3000 Index, returned 33.55%, while the MSCI EAFE Index of other developed countries was about 10 percentage points lower, still a very good return.

The LSV International Value segment was the top contributor to the Portfolio’s performance relative to the Index due to strong stock selection in the financials, materials, and energy sectors. The Portfolio was also helped by an overweight in France compared with the Index, but hurt by an underweight in Japan, both of which had above-average returns for the international developed country markets.

The international growth segment of the Portfolio, managed by William Blair & Company, underperformed its target, primarily because of poor stock selection in the healthcare, consumer staples, and energy sectors. This was partially offset by good stock selection within the technology and consumer discretionary sectors.

None of the four subadvisers use derivative instruments as a principal investment strategy. The types of derivatives employed most often are stock futures contracts (to help manage cash flows in the Portfolio) and currency forwards and futures contracts (to hedge a portion of the Portfolio’s currency exposure).

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	-2.34%	4.65%	4.26%
Barclays Government Bond Index	-2.60	2.26	4.14

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the Government Income Portfolio returned -2.34%.

The Portfolio is subadvised by Prudential Investment Management, Inc., and its investment objective is a high level of income over the long term consistent with the preservation of capital.

U.S. Treasury yields began a steep ascent in mid-May, after the Federal Reserve (Fed) indicated that it could begin to scale back its massive quantitative easing (QE) program later in the year, if warranted by the economic data. The rise in yields was briefly interrupted in September, after the Fed surprised the markets by postponing action on QE. However, improving economic data brought consideration of tapering QE back to the front burner late in the year, and the Fed finally pulled the trigger in December, announcing a $10 billion-per-month reduction of its bond-buying campaign. Consequently, Treasury yields finished the year near their highs, and government bond prices struggled, especially those with longer maturities. The yield of the bellwether 10-year Treasury note ended the year at 3.14%, versus just 1.78% on the final day of 2012.

The Portfolio outperformed its benchmark, the Barclays Capital Government Bond Index (the Index). Sector allocation was the primary driver of performance. U.S. Treasuries were outperformed by most other high-quality fixed-income sectors, including commercial mortgage-backed securities (CMBS) and agency mortgages. Consequently, the Portfolio’s overweights in these high-quality sectors and its underweighting in Treasuries contributed to performance versus the index.

Security selection also contributed to performance, most notably within mortgage-backed securities. The Portfolio was overweight in CMBS and agency mortgages. Investment grade corporate bonds were an out-of-benchmark position.

The Portfolio’s exposure to the Prudential Core Short-Term Bond Fund was a key contributor to performance, as this Fund’s net asset value rose throughout much of the year.

These positive factors were modestly offset by security selection within the CMBS and MBS sectors, as the Portfolio had a higher-quality bias at a time when securities of lower credit quality performed best.

Tactical duration strategies and yield curve positioning that were partially implemented via interest rate swaps (derivatives) modestly benefited performance. (Duration measures the approximate price change of a bond portfolio for a given change in interest rates.)

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the U.S. Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, High Yield Bond Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	7.26%	16.70%	8.06%
Barclays U.S. High Yield 1% Issuer Capped Index	7.48	18.99	8.52

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the High Yield Bond Portfolio returned 7.26%.

The Portfolio is subadvised by Prudential Investment Management, Inc., and its investment objective is high total return.

High-yield bonds were a bright spot on the U.S. and European fixed-income landscape in 2013. In the U.S., Treasury yields began a steep ascent in mid-May, after the Federal Reserve (Fed) indicated that it could begin to scale back its massive quantitative easing program later in the year — a forecast the Fed followed through on in December. European sovereign yields increased around the same time. As a result of rising rates, government bond prices struggled during the year both in the U.S. and Europe. However, high-yield bonds are less affected by movements in interest rates and are more sensitive to corporate profits and credit default conditions. Both of these factors remained generally supportive during the year. Additionally, high-yield bond prices frequently move in tandem with stocks, which enjoyed sizable gains in Europe and especially the U.S. Consequently, many high-yield bond benchmarks closed the year near their highs.

The U.S. economic recovery continued to make progress, albeit at a pace that fell considerably short of most previous recoveries. Meanwhile, the euro zone officially emerged from its lengthy recession in the second quarter of 2013, although data showed the economies of core nations Germany and France faltering again in the third quarter. Perhaps in response to this disappointing news, the European Central Bank implemented a surprise cut in short-term interest rates in November, which helped keep equity and high-yield bond prices on an upward trajectory.

During 2013, issuance of high-yield bonds continued at a record pace in Europe, where many companies found the market an attractive source of financing amid continued retrenching by the region’s banks. In the U.S., issuance of junk bonds was robust but fell short of the record set in 2012.

The Portfolio underperformed its benchmark, the Barclays U.S. High Yield 1% Issuer Capped Index (the Index), which returned 7.48%. An emphasis on higher quality and shorter duration relative to the Index helped the Portfolio, as longer-duration bonds underperformed in an environment of sharply higher interest rates.

The Portfolio was aided by both sector allocation and security selection. In the former category, overweighted exposure to information technology and food retailers helped, as did an underweighting in pipelines. Conversely, underweightings in insurance and consumer retailing detracted somewhat, along with an overweighting in electric utilities.

Looking at security selection, our picks in technology and gaming were strong contributors, somewhat offset by positioning in the energy and media/entertainment groups.

The Portfolio makes use of derivatives, including credit default swaps, to increase or hedge exposure to individual issuers and the broader market. Use of the CDX, a credit default swap index, provided market exposure during periods of lower liquidity, partially offsetting the drag from cash. Cash held for liquidity purposes in short-term, low-rate securities created a drag on performance during the strong rally.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays U.S. High Yield 1% Issuer Capped Index is an unmanaged index that covers the universe of U.S. dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	37.66%	20.76%	8.72%
Portfolio: Class II	37.11	20.30	8.28
Russell 1000® Growth Index	33.48	20.39	7.83
S&P 500 Index	32.37	17.93	7.40

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2013, the Jennison Portfolio Class I shares returned 37.66% and Class II shares returned 37.11%.

The investment objective of the Portfolio is long-term growth of capital. The Portfolio is built from the bottom up, with stocks selected one at a time, based on fundamental analysis of individual companies. The Portfolio is subadvised by Jennison Associates LLC (Jennison).

Consumer discretionary positions, which hold a major weight in the Portfolio, were strong contributors to return as both an overweight and stock selection were beneficial. Amazon.com accelerated its business investment to drive robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. Substantial revenue growth reflected its efforts. Gross bookings growth increased at online travel company Priceline.com, which Jennison believes is poised to benefit from the long-term shift to online travel spending.

Healthcare holdings, in particular biopharmaceutical companies, which held a meaningful weight in the Portfolio, were strong contributors to return. The Food and Drug Administration (FDA) approved Biogen Idec’s Tecfidera for multiple sclerosis. Jennison believes the drug’s ease of use could support broad adoption and potential market leadership. Tecfidera may also eventually treat other neurodegenerative diseases such as ALS and Parkinson’s. The FDA also approved Gilead Sciences’ Sovaldi for the treatment of hepatitis C. Sovaldi could shorten treatment duration, and trial data indicate that it is significantly more effective than current regimens. Gilead’s oncology pipeline also looks promising.

Stock selection was beneficial in information technology. MasterCard’s strong revenue and earnings were driven by strong growth in global dollar volume and processed transactions. Jennison expects MasterCard to continue to benefit from the long-term shift from cash to electronic credit/debit transactions. Google performed well, reflecting its competitive position, strong advertising revenue, and YouTube income-generating opportunities. LinkedIn’s revenue and earnings exceeded consensus expectations significantly. The company is a leading global online professional network that provides what Jennison considers unique access to a scale database of active and passive job candidates. Adjacent growth opportunities in marketing services and professional publishing are added potential drivers in early phases of development. Facebook, whose ad revenue advanced strongly, was driven by gains in mobile. Jennison views Facebook as the world’s preeminent Internet-based social network with a dominance Jennison believes no rival can easily match and a network effect that creates formidable barriers to entry.

Other technology holdings detracted from performance. Rackspace Hosting’s difficulties were largely related to changes in its sales force structure and concerns that its business is being commoditized. Rackspace provides Web and cloud-hosting services to more than 180,000 enterprise customers. VMware was hurt by uncertainty about the timing and pace of new product revenue acceleration. Jennison eliminated the Portfolio’s position in Rackspace.

In industrials, Boeing reported strong earnings-per-share (EPS), revenue, cash flow, and margins. Of particular note, the profitability of the company’s 787 Dreamliner improved, due to an accelerated production rate.

Portfolio holdings in energy and materials posted solid double-digit returns but lagged the returns of the benchmark sectors.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Money Market Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.00%	0.00%	0.09%	1.67%
Lipper (VIP) Money Market Funds Avg.	N/A	-0.03	0.02	1.51

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELD*

For the year ended December 31, 2013, the Money Market Portfolio returned 0.00%.

The Portfolio is subadvised by Prudential Investment Management, Inc. The investment objective is to seek maximum current income consistent with the stability of capital and maintenance of liquidity.

The seven-day current yield and total return of the Portfolio remained near zero during the period. Throughout the year, the yields on all money market funds in the United States stayed at historically low levels, as the Federal Reserve (Fed) maintained its efforts to keep rates low in hopes of fueling economic growth. In mid-spring, comments by Fed Chairman Ben Bernanke suggesting the Fed might begin winding down its bond-buying program sooner rather than later, drove longer term rates higher. Overall, the markets remained volatile in anticipation of Fed tapering and in response to fiscal gridlock in Washington, D.C., which emerged early in the fourth quarter.

During the reporting period, the three-month LIBOR (the interest rate at which banks borrow funds from other banks) declined from 0.30% to 0.25% as it was evident that global efforts to support the banking system would continue. The Federal Funds effective rate ended the year at 0.07%.

On average, the Portfolio’s weighted average maturity was well within its permitted limits as a flat yield curve and scarce supply provided few investment opportunities. Corporations took advantage of low interest rates to issue debt with maturities of longer than one year. At the same time, demand was strong for a limited number of shorter-term issues. As corporate spreads (the difference in yield between corporate bonds and government bonds of similar maturities) narrowed, the Portfolio focused on increasing its exposure to government securities. In the latter part of the year, fiscal policy antics in Washington, D.C. disrupted the short end of the U.S. treasury market. U.S. treasuries maturing in October and November rose in yield, as investors avoided holding any security likely to defer payment, temporarily creating a buying opportunity for the Portfolio.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

*	Source: iMoneyNet, Inc. based on 270 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/31/2013.

The Lipper Variable Insurance Products (VIP) Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

The Prudential Series Fund, Natural Resources Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year	Since Inception
Portfolio: Class I	10.23%	14.56%	12.61%	N/A
Portfolio: Class II	9.76	14.09	N/A	10.87%
Lipper (VUF) Natural Resources Funds Index	14.33	13.33	9.64	9.21
S&P 500 Index	32.37	17.93	7.40	7.81

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio (Class II) inception: 4/28/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2013, the Natural Resources Portfolio Class I shares gained 10.23% and Class II shares gained 9.76%.

The Portfolio’s subadviser is Jennison Associates LLC (Jennison). The Portfolio’s investment objective is long-term growth of capital.

U.S. equity markets posted strong gains in 2013: the broad market Russell 3000® Index rose 33.55%, while the S&P 500 Index advanced 32.37% for the year. All 10 sectors of the S&P index showed positive returns, with the most significant gains coming from financials and healthcare. The Natural Resources Portfolio posted a solid gain for the period, but underperformed the broad market indexes.

Ambiguity over the prospects for global economic growth, against a backdrop of continuing political tensions in the Middle East and Africa, heightened the level of uncertainty in the natural resources sector. Toward the end of the year, signs of strengthening economic activity, particularly in the U.S., helped to buoy the energy markets. However, precious metals prices continued to slide, with gold marking its first annual decline in 13 years.

Metals and mining names led Portfolio detractors for the year. Eldorado Gold declined with the price of gold bullion. Additionally, the company operates in challenging environments in Greece, Turkey, and China and has experienced slippage in some of the projects in its pipeline. Nevertheless, Jennison continues to like Eldorado’s geographic diversity and the quality of its assets.

Shares of London-based gold exploration and mining company Randgold Resources also fell along with the price of gold. Heightened sensitivity to rising political tensions in Africa weighed on performance. While Jennison continues to monitor these developments, it expects Randgold will continue to be successful in managing its operations through challenging environments as it has in the past. Silver Wheaton was another holding that lost ground amid declining precious metal prices. However, Jennison continues to like the company’s business model of purchasing silver by-product from non-silver mines at a fixed unit cost.

Energy companies dominated the year’s largest positive contributors, led by some of the Portfolio’s highest conviction holdings. Dril-Quip’s solid performance was driven by strong eastern hemisphere, revenue growth, specifically Asia Pacific, and continued improvements in operating margins. With persistent order backlog, robust cash flow, and good growth prospects, Jennison continues to like the company. Halliburton benefited from improving margins in North America and healthy performance in the eastern hemisphere. Jennison sees Halliburton as attractively valued and believes the company’s current programs focused on cost cutting and efficiency gains could amplify expected North American and international growth in the months ahead.

Shares of independent oil and gas E&P EOG Resources saw a particularly strong third quarter before pulling back a bit after mid-October. Given the depth of its portfolio, the health of its balance sheet, and its stepped-up cash flow, Jennison believes EOG has the potential to command a premium and outperform irrespective of oil and gas prices.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

The Lipper Variable Underlying Funds (VUF) Natural Resources Funds Index is calculated by Lipper Analytical Services, Inc. and consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources Fund classification. The index is rebalanced quarterly. Natural Resources Funds are deemed as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund, Small Capitalization Stock Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	40.95%	20.99%	10.32%
S&P SmallCap 600 Index	41.31	21.37	10.65

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the Small Capitalization Stock Portfolio returned 40.95%.

The Portfolio is subadvised by Quantitative Management Associates LLC (QMA). The Portfolio’s investment objective is long-term growth of capital.

U.S. market performance was strong during 2013. Steady, albeit moderate, growth in the U.S. economy, positive news on the employment front, a more conciliatory environment in Washington regarding the budget, and a Federal Reserve that continues to be accommodative with only moderate tapering buoyed the market. In this type of environment, investors were willing to hold riskier assets in their portfolio in lieu of more defensive, stable, high quality assets. Cyclical sectors outperformed, as did lower quality stocks.

Potential tracking error differences, brokerage costs, as well as other costs and expenses of the Portfolio, may cause its return to be lower than that of the S&P SmallCap 600 Index. It underperformed the S&P 600 Index by a modest amount in 2013.

During the year, the Portfolio had a small exposure to derivative instruments to enhance its liquidity, but the position did not have a material impact on its performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	31.89%	17.58%	7.11%
S&P 500 Index	32.37	17.93	7.40

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the Prudential Stock Index Portfolio returned 31.89%.

Quantitative Management Associates LLC subadvises the Portfolio which is an index fund that uses a risk-controlled quantitative approach that seeks to effectively track the performance of its benchmark, the S&P 500 Index (the “Index”). While Prudential is one of the components of the S&P 500, the Portfolio cannot hold shares of Prudential Financial, Inc. because of compliance restrictions. The Portfolio’s investment objective is to achieve investment results that generally correspond to the performance of publicly traded common stocks.

Potential tracking error differences, brokerage costs, as well as other costs and expenses of the Portfolio, may cause its return to be lower than that of the Index. In 2013, the Portfolio modestly underperformed the Index which returned 32.37%.

U.S. market performance was strong in 2013. The market was buoyed by steady, albeit moderate, growth in the U.S. economy, positive news on the employment front, a more conciliatory environment in Washington regarding the budget, and a Federal Reserve that continues to be accommodative although a measured tapering of its bond-buying program was announced shortly before the period ended. In this environment, investors were willing to hold riskier assets in their portfolio in lieu of more defensive, stable, high quality assets.

All sectors in the Index finished the year firmly in positive territory. Cyclical sectors outperformed led by consumer discretionary, healthcare and industrials. Interest rate sensitive sectors including utilities and telecommunication services trailed although both posted double-digit returns. Lower quality stocks outperformed higher quality as investors became more comfortable with holding riskier assets. Small-capitalization stocks outperformed mid- and large-capitalization stocks. Often during a recovery, stocks of smaller firms, and particularly rapidly growing smaller firms, lead the markets.

The Portfolio uses derivative instruments, though not as a principal investment strategy. It had a small position in futures contracts on the S&P 500 Index to help enhance the Portfolio’s liquidity. This exposure did not have a material impact on performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Value Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	33.09%	18.41%	8.48%
Portfolio: Class II	32.53	17.94	8.04
Russell 1000® Value Index	32.53	16.67	7.58
S&P 500 Index	32.37	17.93	7.40

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2013, the Value Portfolio Class I shares returned 33.09% and Class II shares returned 32.53%.

The Portfolio’s investment objective is capital appreciation. The Portfolio is subadvised by Jennison Associates LLC (Jennison).

The Portfolio performed in line with its benchmark index, the Russell 1000 Value Index. Stock selection in financials and industrials were the most important contributors to relative performance. Several strong performers from diverse sub-sectors contributed and were led by Morgan Stanley and MetLife. During the period, Morgan Stanley continued to make progress on several fronts; it announced an unexpected share buyback, anticipates being compliant with the Basel III supplementary leverage ratios by 2015, enjoyed steady growth in its wealth management division, and reported that it is on track to achieve expense reduction targets. Jennison considers MetLife to be an excellent, attractively valued company that has significantly reduced risk, improved its business mix, and is seeing growth in its emerging markets businesses.

In industrials, Boeing, Delta Air Lines, and United Continental Holdings were especially strong contributors. Boeing reported several strong successive quarters, putting behind it a rocky start to the year as a result of 787 battery problems. Margins have been particularly strong as a result of higher production rates in high margin legacy programs and lower than expected research and development costs. Costs of 787 production also have continued to decline and free cash flow has consistently exceeded expectations. The Portfolio no longer holds a position in Delta Air Lines.

Stock selection was most detrimental to relative returns in materials, information technology, and consumer discretionary, but overweight positions in the latter two sectors offset a significant portion of the negative impact. In materials, two gold mining companies, Newmont Mining and Goldcorp, hurt by declining gold prices, accounted for most of the losses. Those mining companies that can get their costs under control now — and Jennison believes Goldcorp has demonstrated that it is able to — will most likely benefit from significant operating leverage when gold prices finally rise again. The Portfolio no longer holds a position in Newmont Mining.

In information technology, only JDS Uniphase and Maxim Integrated lost ground, and their losses were offset by several strong performers, including Google, Flextronics International, and Microsoft. However, the absence from the Portfolio of a couple of strong holdings in the benchmark weakened relative performance.

In consumer discretionary, JC Penney detracted. JCPenney has been in the midst of a turnaround and began to show signs that it had reached a turning point late in the period, in Jennison’s view. Shares probably declined on profit taking as positive indicators accumulated. Lear, Liberty Global, and Comcast, meanwhile, were major contributors in the sector.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2013

Conservative Balanced
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.6%
Exxon Mobil Corp.	1.4%
Google, Inc. (Class A Stock)	1.0%
General Electric Co.	0.9%
Microsoft Corp.	0.9%

Diversified Bond
Issuer	(% of Net Assets	)
Credit Suisse Commercial Mortgage Trust	0.9%
MBNA Credit Card Master Note Trust	0.8%
JPMorgan Chase Commercial Mortgage Securities Trust	0.8%
Verizon Communications, Inc.	0.7%
General Electric Capital Corp.	0.6%

Equity
Five Largest Holdings	(% of Net Assets	)
MasterCard, Inc. (Class A Stock)	3.2%
Google, Inc. (Class A Stock)	2.9%
Goldman Sachs Group, Inc. (The)	2.5%
Amazon.com, Inc.	2.3%
Apple, Inc.	2.0%

Flexible Managed
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	2.0%
Exxon Mobil Corp.	1.7%
Google, Inc.	1.5%
Johnson & Johnson	1.4%
Chevron Corp.	1.2%

Global
Top Five Countries	(% of Net Assets	)
United States	49.5%
United Kingdom	9.2%
Japan	9.2%
France	4.7%
Germany	3.6%

Government Income
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	48.8%
U.S. Treasury Obligations	27.9%
Commercial Mortgage-Backed Securities	17.3%
Corporate Bonds	1.9%
Municipal Bonds	1.8%

High Yield Bond
Issuer	(% of Net Assets	)
CIT Group, Inc.	0.8%
CommScope Holding Co., Inc.	0.7%
Energy Future Intermediate Holding Co. LLC	0.7%
HCA, Inc.	0.7%
First Data Corp.	0.7%

Jennison
Five Largest Holdings	(% of Net Assets	)
MasterCard, Inc., (Class A Stock)	4.4%
Google, Inc., (Class A Stock)	4.4%
Apple, Inc.	3.8%
Amazon.com, Inc.	3.7%
priceline.com, Inc.	2.7%

Natural Resources
Five Largest Holdings	(% of Net Assets	)
Noble Energy, Inc.	3.9%
Schlumberger Ltd.	3.7%
Dril-Quip, Inc.	3.5%
Halliburton Co.	3.3%
EOG Resources, Inc.	3.1%

Small Capitalization Stock
Five Largest Holdings	(% of Net Assets	)
Align Technology, Inc.	0.6%
Fifth & Pacific Cos., Inc.	0.5%
FEI Co.	0.5%
Toro Co.	0.5%
Financial Engines, Inc.	0.5%

Stock Index
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.0%
Exxon Mobil Corp.	2.6%
Google, Inc., (Class A Stock)	1.9%
Microsoft Corp.	1.7%
General Electric Co.	1.7%

Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.1%
Wells Fargo & Co.	3.0%
Liberty Global PLC (United Kingdom) (Class C Stock)	2.6%
Goldman Sachs Group, Inc.	2.5%
Citigroup, Inc.	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2013

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Conservative Balanced (Class I)	Actual	$1,000.00	$1,093.80	0.59%	$3.11
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01
Diversified Bond (Class I)	Actual	$1,000.00	$1,019.10	0.45%	$2.29
	Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29
Equity (Class I)	Actual	$1,000.00	$1,197.70	0.48%	$2.66
	Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45
Equity (Class II)	Actual	$1,000.00	$1,195.40	0.88%	$4.87
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Flexible Managed (Class I)	Actual	$1,000.00	$1,113.70	0.63%	$3.36
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Global (Class I)	Actual	$1,000.00	$1,168.40	0.83%	$4.54
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
Government Income (Class I)	Actual	$1,000.00	$998.80	0.49%	$2.47
	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50
High Yield Bond (Class I)	Actual	$1,000.00	$1,058.30	0.57%	$2.96
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91
Jennison (Class I)	Actual	$1,000.00	$1,256.40	0.63%	$3.58
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Jennison (Class II)	Actual	$1,000.00	$1,253.70	1.03%	$5.85
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
Money Market (Class I)	Actual	$1,000.00	$1,000.00	0.15%	$0.76
	Hypothetical	$1,000.00	$1,024.45	0.15%	$0.77

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2013

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Natural Resources (Class I)	Actual	$1,000.00	$1,138.30	0.45%	$2.43
	Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29
Natural Resources (Class II)	Actual	$1,000.00	$1,135.90	0.85%	$4.58
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Small Capitalization Stock (Class I)	Actual	$1,000.00	$1,214.50	0.39%	$2.18
	Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99
Stock Index (Class I)	Actual	$1,000.00	$1,160.70	0.32%	$1.74
	Hypothetical	$1,000.00	$1,023.59	0.32%	$1.63
Value (Class I)	Actual	$1,000.00	$1,151.30	0.38%	$2.06
	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94
Value (Class II)	Actual	$1,000.00	$1,148.60	0.78%	$4.22
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2013, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 84.7%
COMMON STOCKS — 58.0%	Shares	Value (Note 2)
Aerospace & Defense — 1.5%
BAE Systems PLC (United Kingdom)	2,343	$16,869
Boeing Co. (The)	53,700	7,329,513
General Dynamics Corp.	26,000	2,484,300
Honeywell International, Inc.	59,912	5,474,159
L-3 Communications Holdings, Inc.	6,700	715,962
Lockheed Martin Corp.	20,800	3,092,128
Northrop Grumman Corp.	17,062	1,955,476
Precision Castparts Corp.	11,400	3,070,020
Raytheon Co.	24,200	2,194,940
Rockwell Collins, Inc.	10,800	798,336
Safran SA (France)	16,951	1,178,582
Textron, Inc.	23,100	849,156
Thales SA (France)	15,336	988,310
United Technologies Corp.	65,400	7,442,520

		37,590,271

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	13,200	770,088
Deutsche Post AG (Germany)	16,244	593,314
Expeditors International of Washington, Inc.	15,000	663,750
FedEx Corp.	23,000	3,306,710
TNT Express NV (Netherlands)	1,542	14,343
United Parcel Service, Inc. (Class B Stock)	55,400	5,821,432

		11,169,637

Airlines — 0.2%
Delta Air Lines, Inc.	66,600	1,829,502
easyJet PLC (United Kingdom)	40,771	1,039,136
International Consolidated Airlines Group SA (United Kingdom)*	11,917	79,383
Southwest Airlines Co.	59,700	1,124,748

		4,072,769

Auto Components — 0.3%
Aisin Seiki Co. Ltd. (Japan)	2,500	101,640
BorgWarner, Inc.	17,400	972,834
Bridgestone Corp. (Japan)	3,300	125,027
Continental AG (Germany)	58	12,742
Delphi Automotive PLC (United Kingdom)	23,300	1,401,029
Denso Corp. (Japan)	22,900	1,209,777
Goodyear Tire & Rubber Co. (The)	18,000	429,300
Johnson Controls, Inc.	52,200	2,677,860
NGK Spark Plug Co. Ltd. (Japan)	2,000	47,401
Toyota Industries Corp. (Japan)	2,100	94,930
Valeo SA (France)	8,878	983,876

		8,056,416

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	2,802	329,048
Daimler AG (Germany)	23,282	2,020,524
Fiat SpA (Italy)*	113,220	926,701
Ford Motor Co.	310,085	4,784,612
Fuji Heavy Industries Ltd. (Japan)	38,300	1,100,702
General Motors Co.*	79,500	3,249,165
Harley-Davidson, Inc.	18,400	1,274,016

COMMON STOCKS (continued)	Shares	Value (Note 2)
Automobiles (continued)
Honda Motor Co. Ltd. (Japan)	1,200	$49,533
Toyota Motor Corp. (Japan)	36,000	2,195,103
Suzuki Motor Corp. (Japan)	3,400	91,619
Volkswagen AG (Germany)	1,884	511,542

		16,532,565

Beverages — 1.3%
Anheuser-Busch InBev NV (Belgium)	17,161	1,824,843
Asahi Group Holdings Ltd. (Japan)	4,900	138,276
Beam, Inc.	12,100	823,526
Brown-Forman Corp. (Class B Stock)	13,650	1,031,531
Coca-Cola Co. (The)	295,200	12,194,712
Coca-Cola Enterprises, Inc.	21,400	944,382
Coca-Cola West Co. Ltd. (Japan)	800	16,944
Constellation Brands, Inc. (Class A Stock)*	13,000	914,940
Diageo PLC (United Kingdom)	30,203	1,000,889
Dr. Pepper Snapple Group, Inc.	15,000	730,800
Heineken Holding NV (Netherlands)	5,808	367,646
Heineken NV (Netherlands)	966	65,289
Kirin Holdings Co. Ltd. (Japan)	11,000	158,416
Molson Coors Brewing Co. (Class B Stock)	13,300	746,795
Monster Beverage Corp.*	11,200	759,024
PepsiCo, Inc.	119,407	9,903,617
SABMiller PLC (United Kingdom)	18,473	950,904

		32,572,534

Biotechnology — 1.3%
Actelion Ltd. (Switzerland)	4,003	339,538
Alexion Pharmaceuticals, Inc.*	15,700	2,089,042
Amgen, Inc.	58,287	6,654,044
Biogen Idec, Inc.*	18,490	5,172,578
Celgene Corp.*	31,500	5,322,240
Gilead Sciences, Inc.*	118,500	8,905,275
Regeneron Pharmaceuticals, Inc.*(a)	5,800	1,596,392
Vertex Pharmaceuticals, Inc.*	17,900	1,329,970

		31,409,079

Building Products — 0.1%
Allegion PLC*	7,433	328,479
Assa Abloy AB (Sweden) (Class B Stock)	6,545	346,519
Daikin Industries Ltd. (Japan)	3,000	187,208
LIXIL Group Corp. (Japan)	3,500	96,083
Masco Corp.	29,500	671,715
TOTO Ltd. (Japan)	63,000	999,252

		2,629,256

Capital Markets — 1.3%
Aberdeen Asset Management PLC (United Kingdom)	119,405	992,937
Ameriprise Financial, Inc.	16,320	1,877,616
Bank of New York Mellon Corp. (The)	88,658	3,097,711
BlackRock, Inc.	9,800	3,101,406
Charles Schwab Corp. (The)	86,750	2,255,500
Daiwa Securities Group, Inc. (Japan)	81,000	811,259
E*TRADE Financial Corp.*	25,520	501,213
Franklin Resources, Inc.	30,100	1,737,673

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets (continued)
Goldman Sachs Group, Inc. (The)	32,200	$5,707,772
Invesco Ltd. (Bermuda)	36,600	1,332,240
Investec PLC (United Kingdom)	96,704	702,343
Legg Mason, Inc.(a)	10,200	443,496
Macquarie Group Ltd.	19,708	967,319
Morgan Stanley	107,380	3,367,437
Northern Trust Corp.	17,000	1,052,130
State Street Corp.	33,900	2,487,921
T. Rowe Price Group, Inc.	21,500	1,801,055
UBS AG (Switzerland)	1,832	35,078

		32,272,106

Chemicals — 1.5%
Air Products & Chemicals, Inc.	15,400	1,721,412
Air Water, Inc. (Japan)	2,000	27,106
Airgas, Inc.	4,600	514,510
Asahi Kasei Corp. (Japan)	128,000	1,004,009
BASF SE (Germany)	12,682	1,353,605
CF Industries Holdings, Inc.	4,600	1,071,984
Daicel Corp. (Japan)	58,000	472,689
Dow Chemical Co. (The)	91,331	4,055,096
E.I. du Pont de Nemours & Co.	72,720	4,724,618
Eastman Chemical Co.	12,700	1,024,890
Ecolab, Inc.	20,400	2,127,108
EMS-Chemie Holding AG (Switzerland)	1,818	648,251
FMC Corp.	11,500	867,790
International Flavors & Fragrances, Inc.	6,500	558,870
K+S AG (Germany)(a)	18,030	555,554
Kaneka Corp. (Japan)	4,000	26,265
Kuraray Co. Ltd. (Japan)	1,800	21,486
LyondellBasell Industries NV (Netherlands) (Class A Stock)	34,300	2,753,604
Mitsubishi Chemical Holdings Corp. (Japan)	3,500	16,197
Monsanto Co.	40,994	4,777,851
Mosaic Co. (The)	26,100	1,233,747
Nippon Paint Co. Ltd. (Japan)	2,000	33,276
Orica Ltd. (Australia)	4,786	102,342
PPG Industries, Inc.	10,700	2,029,362
Praxair, Inc.	22,600	2,938,678
Sherwin-Williams Co. (The)	7,200	1,321,200
Sigma-Aldrich Corp.	8,900	836,689
Yara International ASA (Norway)	22,944	989,534

		37,807,723

Commercial Banks — 2.4%
Australia & New Zealand Banking Group Ltd. (Australia)	66,078	1,907,548
Banco Bilbao Vizcaya Argentaria SA (Spain)	34,992	432,872
Banco Santander SA (Spain)	161,684	1,453,949
Bank Hapoalim BM (Israel)	171,951	963,458
Bank of East Asia Ltd. (Hong Kong)	77,200	327,717
Bank of Yokohama Ltd. (The) (Japan)	15,000	83,688
BB&T Corp.	56,400	2,104,848
BNP Paribas SA (France)	1,175	91,659
BOC Hong Kong Holdings Ltd. (China)	49,000	157,371

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
Comerica, Inc.	15,300	$727,362
Commonwealth Bank of Australia (Australia)	32,517	2,265,683
DNB ASA (Norway)	62,590	1,123,375
Fifth Third Bancorp	63,521	1,335,847
Fukuoka Financial Group, Inc. (Japan)	10,000	43,894
Hang Seng Bank Ltd. (Hong Kong)	56,000	909,527
HSBC Holdings PLC (United Kingdom)	323,929	3,554,864
Huntington Bancshares, Inc.	68,536	661,372
Iyo Bank Ltd. (The) (Japan)	3,400	33,357
Joyo Bank Ltd. (The) (Japan)	9,000	46,019
KBC Groep NV (Belgium)	12,755	725,195
KeyCorp	76,800	1,030,656
Lloyds Banking Group PLC (United Kingdom)*	337,815	443,279
M&T Bank Corp.	10,700	1,245,694
Mitsubishi UFJ Financial Group, Inc. (Japan)	299,100	1,985,844
Mizrahi Tefahot Bank Ltd. (Israel)	1,636	21,414
Mizuho Financial Group, Inc. (Japan)	297,400	645,665
National Australia Bank Ltd. (Australia)	5,195	162,146
Nishi-Nippon City Bank Ltd. (The) (Japan)	9,000	24,245
PNC Financial Services Group, Inc.	41,133	3,191,098
Regions Financial Corp.	115,103	1,138,369
Resona Holdings, Inc. (Japan)	97,800	499,021
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	91,124	1,203,864
Sumitomo Mitsui Financial Group, Inc. (Japan)	33,700	1,752,514
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	42,000	222,231
SunTrust Banks, Inc.	40,900	1,505,529
Suruga Bank Ltd. (Japan)	1,000	17,957
Swedbank AB (Sweden) (Class A Stock)	14,776	416,230
UniCredit SpA (Italy)	55,966	412,843
US Bancorp	140,685	5,683,674
Wells Fargo & Co.	374,064	16,982,506
Westpac Banking Corp. (Australia)	63,233	1,833,035
Yamaguchi Financial Group, Inc. (Japan)	3,000	27,820
Zions Bancorporation(a)	15,550	465,878

		59,861,117

Commercial Services & Supplies — 0.3%
ADT Corp. (The)(a)	15,700	635,379
Babcock International Group PLC (United Kingdom)	14,357	322,604
Cintas Corp.(a)	8,900	530,351
Dai Nippon Printing Co. Ltd. (Japan)	7,000	74,355
Iron Mountain, Inc.	14,685	445,690
Pitney Bowes, Inc.(a)	15,400	358,820
Republic Services, Inc.	22,065	732,558
Secom Co. Ltd. (Japan)	2,700	162,904
Stericycle, Inc.*	6,900	801,573
Toppan Printing Co. Ltd. (Japan)	7,000	56,032

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies (continued)
Tyco International Ltd. (Switzerland)	32,900	$1,350,216
Waste Management, Inc.	31,342	1,406,316

		6,876,798

Communications Equipment — 0.9%
Cisco Systems, Inc.	416,100	9,341,445
F5 Networks, Inc.*(a)	7,000	636,020
Harris Corp.	9,400	656,214
Juniper Networks, Inc.*	38,200	862,174
Motorola Solutions, Inc.	18,489	1,248,008
Nokia OYJ (Finland)*	49,587	400,665
QUALCOMM, Inc.	132,800	9,860,400

		23,004,926

Computers & Peripherals — 2.1%
Apple, Inc.	70,120	39,345,033
EMC Corp.	161,350	4,057,953
Hewlett-Packard Co.	146,448	4,097,615
NetApp, Inc.	26,300	1,081,982
SanDisk Corp.(a)	18,600	1,312,044
Seagate Technology PLC (Ireland)	25,600	1,437,696
Western Digital Corp.	15,600	1,308,840

		52,641,163

Construction & Engineering — 0.2%
ACS Actividades de Construccion y Servicios SA (Spain)	20,329	700,773
Bouygues SA (France)	25,831	976,824
Fluor Corp.	12,600	1,011,654
Hochtief AG (Germany)	402	34,404
Jacobs Engineering Group, Inc.*	11,300	711,787
JGC Corp. (Japan)	1,000	39,244
Leighton Holdings Ltd. (Australia)	2,199	31,757
Quanta Services, Inc.*	16,700	527,052
Vinci SA (France)	7,842	515,467

		4,548,962

Construction Materials
Imerys SA (France)	2,771	241,211
Vulcan Materials Co.	11,600	689,272

		930,483

Consumer Finance — 0.5%
American Express Co.	71,400	6,478,122
Capital One Financial Corp.	45,261	3,467,445
Discover Financial Services	35,840	2,005,248
SLM Corp.	34,100	896,148

		12,846,963

Containers & Packaging — 0.1%
Avery Dennison Corp.	7,600	381,444
Ball Corp.	9,700	501,102
Bemis Co., Inc.	7,800	319,488
MeadWestvaco Corp.	12,614	465,835
Owens-Illinois, Inc.*	13,500	483,030
Sealed Air Corp.	17,100	582,255

		2,733,154

Distributors
Genuine Parts Co.	11,900	989,961

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Consumer Services
Graham Holdings Co. (Class B Stock)	400	$265,328
H&R Block, Inc.	19,800	574,992

		840,320

Diversified Financial Services — 2.7%
Bank of America Corp.	836,821	13,029,303
Berkshire Hathaway, Inc. (Class B Stock)*	139,400	16,527,264
Citigroup, Inc.	236,485	12,323,233
CME Group, Inc.	23,200	1,820,272
Exor SpA (Italy)	2,394	95,152
IntercontinentalExchange, Inc.	9,071	2,040,249
Investor AB (Sweden) (Class B Stock)	32,438	1,117,929
JPMorgan Chase & Co.	293,345	17,154,816
Leucadia National Corp.	23,400	663,156
McGraw-Hill Financial, Inc.	22,700	1,775,140
Moody’s Corp.	16,000	1,255,520
NASDAQ OMX Group, Inc. (The)	7,600	302,480
ORIX Corp. (Japan)	16,700	293,450
Pohjola Bank PLC (Finland) (Class A Stock)	1,826	36,613

		68,434,577

Diversified Telecommunication Services — 1.3%
AT&T, Inc.	412,268	14,495,343
Bezeq the Israeli Telecommunication Corp. Ltd. (Israel)	57,945	98,267
BT Group PLC (United Kingdom)	240,642	1,517,482
CenturyLink, Inc.	47,436	1,510,837
Deutsche Telekom AG (Germany)	15,432	265,897
Frontier Communications Corp.	78,990	367,304
Nippon Telegraph & Telephone Corp. (Japan)	21,400	1,152,613
Swisscom AG (Switzerland)	1,898	1,003,081
Telefonica SA (Spain)	1,049	17,152
Telenor ASA (Norway)	27,902	666,679
TeliaSonera AB (Sweden)	137,343	1,145,497
Telstra Corp. Ltd. (Australia)	56,587	265,596
Verizon Communications, Inc.	221,576	10,888,245
Windstream Holdings, Inc.(a)	57,357	457,709

		33,851,702

Electric Utilities — 0.9%
American Electric Power Co., Inc.	38,860	1,816,316
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	8,000	50,569
Chubu Electric Power Co., Inc. (Japan)	8,100	104,715
Chugoku Electric Power Co., Inc. (The) (Japan)	3,800	59,167
Duke Energy Corp.	54,661	3,772,156
Edison International	25,200	1,166,760
EDP – Energias de Portugal SA (Portugal)	226,263	831,088
Electricite de France SA (France)	23,622	835,682
Entergy Corp.(a)	13,200	835,164
Exelon Corp.(a)	63,313	1,734,143
FirstEnergy Corp.	31,906	1,052,260

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Hokkaido Electric Power Co., Inc. (Japan)*	2,400	$27,618
Hokuriku Electric Power Co. (Japan)	2,200	29,877
Iberdrola SA (Spain)	25,090	160,119
Kansai Electric Power Co., Inc. (The) (Japan)*	8,900	102,433
Kyushu Electric Power Co., Inc. (Japan)*	5,500	70,245
NextEra Energy, Inc.	32,700	2,799,774
Northeast Utilities	23,700	1,004,643
Pepco Holdings, Inc.	22,600	432,338
Pinnacle West Capital Corp.	8,100	428,652
PPL Corp.	49,500	1,489,455
Shikoku Electric Power Co., Inc. (Japan)*	2,300	34,492
Southern Co. (The)	67,200	2,762,592
SSE PLC (United Kingdom)	1,118	25,406
Tohoku Electric Power Co., Inc. (Japan)*	5,900	66,465
Tokyo Electric Power Co., Inc. (Japan)*	18,900	93,122
Xcel Energy, Inc.	41,110	1,148,613

		22,933,864

Electrical Equipment — 0.4%
ABB Ltd. (Switzerland)	12,675	335,127
AMETEK, Inc.	19,100	1,005,997
Eaton Corp., PLC (Ireland)	36,237	2,758,360
Emerson Electric Co.	56,200	3,944,116
Fuji Electric Co. Ltd. (Japan)	7,000	32,798
Nidec Corp. (Japan)	1,200	118,218
OSRAM Licht AG (Germany)*	5,509	310,729
Rockwell Automation, Inc.	11,500	1,358,840
Roper Industries, Inc.	8,200	1,137,176

		11,001,361

Electronic Equipment & Instruments
Murata Manufacturing Co. Ltd. (Japan)	12,400	1,102,773

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	12,100	1,079,078
Citizen Holdings Co. Ltd. (Japan)	3,400	28,686
Corning, Inc.	108,200	1,928,124
FLIR Systems, Inc.	11,600	349,160
FUJIFILM Holdings Corp. (Japan)	40,500	1,149,594
Hirose Electric Co. Ltd. (Japan)	400	57,021
Hitachi Ltd. (Japan)	120,000	909,858
Hoya Corp. (Japan)	5,600	155,747
Jabil Circuit, Inc.	13,900	242,416
Keyence Corp. (Japan)	600	256,911
Nippon Electric Glass Co. Ltd. (Japan)	5,000	26,266
Omron Corp. (Japan)	2,700	119,322
TE Connectivity Ltd. (Switzerland)	30,100	1,658,811

		7,960,994

Energy Equipment & Services — 1.0%
Baker Hughes, Inc.	35,598	1,967,145
Cameron International Corp.*	17,200	1,023,916
Diamond Offshore Drilling, Inc.	6,000	341,520
Ensco PLC (Class A Stock)	19,300	1,103,574

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
FMC Technologies, Inc.*	18,000	$939,780
Halliburton Co.	65,800	3,339,350
Helmerich & Payne, Inc.(a)	7,600	639,008
Nabors Industries Ltd. (Bermuda)	19,900	338,101
National Oilwell Varco, Inc.	32,800	2,608,584
Noble Corp. PLC	20,900	783,123
Rowan Cos. PLC (United Kingdom) (Class A Stock)*	9,600	339,456
Schlumberger Ltd.	102,418	9,228,886
Seadrill Ltd. (Norway)	6,396	262,137
Transocean Ltd.	4,638	226,982
Transocean Ltd.(a)	25,000	1,235,500

		24,377,062

Food & Staples Retailing — 1.4%
Aeon Co. Ltd. (Japan) (Class A Stock)	7,800	105,742
Carrefour SA (France)	6,514	258,563
Casino Guichard Perrachon SA (France)	8,392	968,323
Costco Wholesale Corp.	33,800	4,022,538
CVS Caremark Corp.	93,648	6,702,387
FamilyMart Co. Ltd. (Japan)	800	36,549
J Sainsbury PLC (United Kingdom)	150,742	912,329
Koninklijke Ahold NV (Netherlands)	60,632	1,089,630
Kroger Co. (The)	37,746	1,492,099
Safeway, Inc.	19,900	648,143
Sysco Corp.	48,600	1,754,460
Wal-Mart Stores, Inc.	126,000	9,914,940
Walgreen Co.	67,300	3,865,712
Wesfarmers Ltd. (Australia)	2,014	79,297
Whole Foods Market, Inc.	29,600	1,711,768
WM Morrison Supermarkets PLC (United Kingdom)	227,272	983,823
Woolworths Ltd. (Australia)	8,760	265,264

		34,811,567

Food Products — 1.0%
Ajinomoto Co., Inc. (Japan)	4,000	57,907
Archer-Daniels-Midland Co.	49,426	2,145,088
Campbell Soup Co.(a)	15,000	649,200
ConAgra Foods, Inc.	31,800	1,071,660
General Mills, Inc.	48,900	2,440,599
Golden Agri-Resources Ltd. (Singapore)	49,000	21,212
Hershey Co. (The)	11,600	1,127,868
Hormel Foods Corp.	8,900	402,013
J.M. Smucker Co. (The)	8,500	880,770
Kellogg Co.	19,700	1,203,079
Kraft Foods Group, Inc.	45,217	2,438,101
Lindt & Spruengli AG (Switzerland)	11	593,128
Lindt & Spruengli AG (Switzerland)	11	49,584
McCormick & Co., Inc.	11,400	785,688
Mead Johnson Nutrition Co.	16,667	1,396,028
Mondelez International, Inc. (Class A Stock)	138,253	4,880,331
Nestle SA (Switzerland)	27,827	2,039,443
Nippon Meat Packers, Inc. (Japan)	2,000	34,375
Suedzucker AG (Germany)	33,768	912,246
Tate & Lyle PLC (United Kingdom)	3,668	49,204

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food Products (continued)
Tyson Foods, Inc. (Class A Stock)	23,000	$769,580
Unilever NV (Netherlands)	16,469	662,144
Wilmar International Ltd. (Singapore)	339,000	920,820

		25,530,068

Gas Utilities — 0.1%
AGL Resources, Inc.	8,939	422,189
ONEOK, Inc.	16,000	994,880

		1,417,069

Healthcare Equipment & Supplies — 1.1%
Abbott Laboratories	121,000	4,637,930
Baxter International, Inc.	41,700	2,900,235
Becton Dickinson and Co.	15,300	1,690,497
Boston Scientific Corp.*	113,067	1,359,065
C.R. Bard, Inc.	5,800	776,852
CareFusion Corp.*	17,675	703,819
Covidien PLC (Ireland)	34,800	2,369,880
DENTSPLY International, Inc.	11,200	542,976
Edwards Lifesciences Corp.*	8,800	578,688
Intuitive Surgical, Inc.*	3,300	1,267,464
Medtronic, Inc.	78,700	4,516,593
Smith & Nephew PLC (United Kingdom)	6,315	90,196
St. Jude Medical, Inc.	23,400	1,449,630
Stryker Corp.	21,600	1,623,024
Varian Medical Systems, Inc.*	8,900	691,441
Zimmer Holdings, Inc.	12,900	1,202,151

		26,400,441

Healthcare Providers & Services — 1.1%
Aetna, Inc.	27,469	1,884,099
Alfresa Holdings Corp. (Japan)	500	24,817
AmerisourceBergen Corp.	17,900	1,258,549
Cardinal Health, Inc.	24,750	1,653,548
CIGNA Corp.	21,500	1,880,820
DaVita HealthCare Partners, Inc.*	14,600	925,202
Express Scripts Holding Co.*	63,749	4,477,730
Fresenius SE & Co. KGaA (Germany)	7,042	1,082,885
Humana, Inc.	12,600	1,300,572
Laboratory Corp. of America Holdings*(a)	7,400	676,138
McKesson Corp.	17,530	2,829,342
Medipal Holdings Corp. (Japan)	53,300	703,638
Patterson Cos., Inc.	9,000	370,800
Quest Diagnostics, Inc.(a)	11,000	588,940
Sonic Healthcare Ltd. (Australia)	30,814	457,293
Tenet Healthcare Corp.*(a)	6,850	288,522
UnitedHealth Group, Inc.	78,700	5,926,110
WellPoint, Inc.	22,300	2,060,297

		28,389,302

Healthcare Technology — 0.1%
Cerner Corp.*	24,400	1,360,056

Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	34,400	1,381,848
Chipotle Mexican Grill, Inc.*	2,450	1,305,311
Darden Restaurants, Inc.(a)	10,750	584,478
Flight Centre Ltd. (Australia)	718	30,579

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Galaxy Entertainment Group Ltd. (Hong Kong)*	117,000	$1,053,382
International Game Technology	17,600	319,616
Marriott International, Inc. (Class A Stock)	17,428	860,246
McDonald’s Corp.	77,400	7,510,122
MGM China Holdings Ltd. (Hong Kong)	144,800	619,725
Oriental Land Co. Ltd. (Japan)	700	100,950
SJM Holdings Ltd. (Hong Kong)	19,000	63,868
Starbucks Corp.	58,200	4,562,298
Starwood Hotels & Resorts Worldwide, Inc.	16,100	1,279,145
TUI Travel PLC (United Kingdom)	96,450	661,112
Wyndham Worldwide Corp.	12,320	907,861
Wynn Resorts Ltd.(a)	6,100	1,184,681
Yum! Brands, Inc.	33,900	2,563,179

		24,988,401

Household Durables — 0.3%
D.R. Horton, Inc.*(a)	22,400	499,968
Garmin Ltd.(a)	8,900	411,358
Harman International Industries, Inc.	4,300	351,955
Iida Group Holdings Co. Ltd. (Japan)*	1,900	37,924
Leggett & Platt, Inc.(a)	11,700	361,998
Lennar Corp. (Class A Stock)(a)	13,900	549,884
Mohawk Industries, Inc.*	2,200	327,580
Newell Rubbermaid, Inc.	23,814	771,812
Panasonic Corp. (Japan)	116,600	1,359,231
Persimmon PLC (United Kingdom)	39,050	802,841
PulteGroup, Inc.	26,822	546,364
Sekisui Chemical Co. Ltd. (Japan)	50,000	613,576
Whirlpool Corp.	6,426	1,007,982

		7,642,473

Household Products — 1.1%
Clorox Co. (The)(a)	10,800	1,001,808
Colgate-Palmolive Co.	69,500	4,532,095
Kimberly-Clark Corp.	29,700	3,102,462
Procter & Gamble Co. (The)	212,025	17,260,955
Reckitt Benckiser Group PLC (United Kingdom)	9,058	719,534
Svenska Cellulosa AB (Sweden) (Class B Stock)	20,055	617,852

		27,234,706

Independent Power Producers & Energy Traders — 0.1%
AES Corp.	44,500	645,695
Electric Power Development Co. Ltd. (Japan)	1,500	43,735
NRG Energy, Inc.	22,100	634,712

		1,324,142

Industrial Conglomerates — 1.4%
3M Co.	50,500	7,082,625
Danaher Corp.	46,300	3,574,360
General Electric Co.	785,200	22,009,156
Hutchison Whampoa Ltd. (Hong Kong)	97,000	1,321,699
Siemens AG (Germany)	2,536	347,734

		34,335,574

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance — 1.9%
ACE Ltd. (Switzerland)	28,100	$2,909,193
Aegon NV (Netherlands)	57,261	542,638
Aflac, Inc.	38,400	2,565,120
Ageas (Belgium)	13,350	569,294
Allianz SE (Germany)	6,006	1,080,638
Allstate Corp. (The)	38,300	2,088,882
American International Group, Inc.	114,339	5,837,006
Aon PLC	25,400	2,130,806
Assurant, Inc.	8,400	557,508
AXA SA (France)	47,516	1,323,213
Baloise Holding AG (Switzerland)	622	79,314
Chubb Corp. (The)	21,300	2,058,219
Cincinnati Financial Corp.(a)	11,237	588,482
Genworth Financial, Inc. (Class A Stock)*	47,000	729,910
Hannover Rueckversicherung AG (Germany)	10,975	943,533
Hartford Financial Services Group, Inc. (The)	34,600	1,253,558
Insurance Australia Group Ltd. (Australia)	28,725	149,560
Legal & General Group PLC (United Kingdom)	328,047	1,212,618
Lincoln National Corp.	20,118	1,038,491
Loews Corp.	23,275	1,122,786
Marsh & McLennan Cos., Inc.	45,400	2,195,544
MetLife, Inc.	86,700	4,674,864
Muenchener Rueckversicherungs AG (Germany)	6,195	1,366,436
NKSJ Holdings, Inc. (Japan)	1,300	36,184
Principal Financial Group, Inc.	23,600	1,163,716
Progressive Corp. (The)	42,000	1,145,340
Prudential PLC (United Kingdom)	28,777	642,997
Sampo OYJ (Finland) (Class A Stock)	18,369	902,888
Swiss Re AG (Switzerland)	14,137	1,303,268
Torchmark Corp.	9,750	761,963
Travelers Cos., Inc. (The)	29,235	2,646,937
Unum Group	25,410	891,383
XL Group PLC (Ireland)	21,700	690,928
Zurich Insurance Group AG (Switzerland)	1,129	327,482

		47,530,699

Internet & Catalog Retail — 0.8%
Amazon.com, Inc.*	28,700	11,445,273
Expedia, Inc.	8,150	567,729
Netflix, Inc.*	4,700	1,730,399
priceline.com, Inc.*	3,900	4,533,360
TripAdvisor, Inc.*(a)	8,250	683,348

		18,960,109

Internet Software & Services — 1.6%
Akamai Technologies, Inc.*(a)	14,700	693,546
eBay, Inc.*	88,700	4,868,743
Facebook, Inc. (Class A Stock)*	124,900	6,827,034
Google, Inc. (Class A Stock)*	21,690	24,308,200
United Internet AG (Germany)	18,292	779,792
VeriSign, Inc.*(a)	9,600	573,888
Yahoo!, Inc.*	72,500	2,931,900

		40,983,103

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services — 1.9%
Accenture PLC (Ireland) (Class A Stock)	50,300	$4,135,666
Alliance Data Systems Corp.*(a)	2,300	604,739
Amadeus IT Holding SA (Spain) (Class A Stock)	13,276	568,684
Automatic Data Processing, Inc.	37,200	3,006,132
Cap Gemini SA (France)	15,225	1,030,514
Cognizant Technology Solutions Corp. (Class A Stock)*	22,700	2,292,248
Computer Sciences Corp.	12,500	698,500
Computershare Ltd. (Australia)	2,348	23,927
Fidelity National Information Services, Inc.	24,100	1,293,688
Fiserv, Inc.*	21,400	1,263,670
International Business Machines Corp.	79,700	14,949,329
MasterCard, Inc. (Class A Stock)	7,950	6,641,907
Otsuka Corp. (Japan)	1,300	166,080
Paychex, Inc.	24,500	1,115,485
Teradata Corp.*(a)	11,400	518,586
Total System Services, Inc.	15,596	519,035
Visa, Inc. (Class A Stock)	40,000	8,907,200
Western Union Co. (The)	45,210	779,873

		48,515,263

Leisure Equipment & Products — 0.1%
Hasbro, Inc.(a)	9,900	544,599
Mattel, Inc.	27,151	1,291,845
Namco Bandai Holdings, Inc. (Japan)	2,300	51,066

		1,887,510

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	27,314	1,562,088
Life Technologies Corp.*	14,301	1,084,016
PerkinElmer, Inc.	10,100	416,423
Thermo Fisher Scientific, Inc.(a)	27,700	3,084,395
Waters Corp.*	7,300	730,000

		6,876,922

Machinery — 1.0%
Atlas Copco AB (Sweden) (Class A Stock)	6,382	177,203
Atlas Copco AB (Sweden) (Class B Stock)	5,174	131,530
Caterpillar, Inc.	49,900	4,531,419
Cummins, Inc.	12,800	1,804,416
Deere & Co.	29,100	2,657,703
Dover Corp.	13,500	1,303,290
Flowserve Corp.	10,600	835,598
GEA Group AG (Germany)	4,399	209,769
Hino Motors Ltd. (Japan)	60,000	945,165
IHI Corp. (Japan)	17,000	73,519
Illinois Tool Works, Inc.	31,400	2,640,112
Ingersoll-Rand PLC (Ireland)	22,300	1,373,680
Joy Global, Inc.(a)	6,600	386,034
Kone OYJ (Finland) (Class B Stock)	524	23,632
Kubota Corp. (Japan)	14,000	232,221
Mitsubishi Heavy Industries Ltd. (Japan)	40,000	247,743
PACCAR, Inc.	25,543	1,511,379

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Pall Corp.	9,600	$819,360
Parker Hannifin Corp.	11,065	1,423,402
Pentair Ltd. (Switzerland)	16,277	1,264,235
Snap-on, Inc.	4,800	525,696
Stanley Black & Decker, Inc.	12,897	1,040,659
Xylem, Inc.	15,200	525,920
Yangzijiang Shipbuilding Holdings Ltd. (China)	897,000	844,231

		25,527,916

Marine
A.P. Moeller – Maersk A/S (Denmark) (Class A Stock)	7	72,107
A.P. Moeller – Maersk A/S (Denmark) (Class B Stock)	86	930,688

		1,002,795

Media — 2.0%
Cablevision Systems Corp. (Class A Stock)(a)	14,900	267,157
CBS Corp. (Class B Stock)	42,934	2,736,613
Comcast Corp. (Class A Stock)	202,490	10,522,393
Dentsu, Inc. (Japan)	2,900	118,606
DIRECTV*	38,900	2,687,601
Discovery Communications, Inc. (Class A Stock)*	19,000	1,717,980
Gannett Co., Inc.	16,800	496,944
Interpublic Group of Cos., Inc. (The)	37,731	667,839
ITV PLC (United Kingdom)	329,701	1,061,031
JCDecaux SA (France)	22,701	937,173
News Corp. (Class A Stock)*	33,075	596,012
Omnicom Group, Inc.	20,200	1,502,274
REA Group Ltd.	12,355	417,321
RTL Group SA (Germany)	504	65,235
Scripps Networks Interactive, Inc. (Class A Stock)	9,200	794,972
Time Warner Cable, Inc.	21,914	2,969,347
Time Warner, Inc.	71,566	4,989,582
Twenty-First Century Fox, Inc. (Class A Stock)	151,500	5,329,770
Viacom, Inc. (Class B Stock)	32,434	2,832,786
Walt Disney Co. (The)	128,600	9,825,040

		50,535,676

Metals & Mining — 0.6%
Alcoa, Inc.(a)	90,540	962,440
Allegheny Technologies, Inc.	9,900	352,737
Anglo American PLC (United Kingdom)	57,926	1,267,735
BHP Billiton Ltd. (Australia)	45,477	1,550,440
BHP Billiton PLC (United Kingdom)	56,068	1,739,794
Cliffs Natural Resources, Inc.(a)	12,700	332,867
Fortescue Metals Group Ltd. (Australia)	187,552	979,736
Freeport-McMoRan Copper & Gold, Inc.	81,988	3,094,227
JFE Holdings, Inc. (Japan)	6,300	150,129
Kobe Steel Ltd. (Japan)*	32,000	54,860
Mitsubishi Materials Corp. (Japan)	82,000	303,109

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Newmont Mining Corp.	37,600	$865,928
Nippon Steel & Sumitomo Metal Corp. (Japan)	98,000	328,673
Nucor Corp.	24,800	1,323,824
Rio Tinto PLC (United Kingdom)	444	25,090
Sumitomo Metal Mining Co. Ltd. (Japan)	41,000	537,235
United States Steel Corp.(a)	14,700	433,650
Voestalpine AG (Austria)	19,359	930,287

		15,232,761

Multi-Utilities — 0.7%
Ameren Corp.	20,000	723,200
CenterPoint Energy, Inc.	33,400	774,212
Centrica PLC (United Kingdom)	95,788	552,376
CMS Energy Corp.	23,000	615,710
Consolidated Edison, Inc.	24,200	1,337,776
Dominion Resources, Inc.	44,732	2,893,713
DTE Energy Co.	13,100	869,709
E.ON AG (Germany)	69,549	1,285,820
GDF Suez (France)	26,655	626,913
Integrys Energy Group, Inc.	6,620	360,194
National Grid PLC (United Kingdom)	116,087	1,518,334
NiSource, Inc.	24,800	815,424
PG&E Corp.	33,900	1,365,492
Public Service Enterprise Group, Inc.	39,400	1,262,376
SCANA Corp.	11,500	539,695
Sempra Energy	18,019	1,617,385
TECO Energy, Inc.(a)	20,500	353,420
Wisconsin Energy Corp.(a)	18,800	777,192

		18,288,941

Multiline Retail — 0.4%
Dollar General Corp.*	22,800	1,375,296
Dollar Tree, Inc.*(a)	16,800	947,856
Family Dollar Stores, Inc.	7,600	493,772
Kohl’s Corp.	16,900	959,075
Macy’s, Inc.	29,174	1,557,892
Next PLC (United Kingdom)	6,385	577,153
Nordstrom, Inc.(a)	12,400	766,320
Takashimaya Co. Ltd. (Japan)	3,000	29,933
Target Corp.	48,900	3,093,903

		9,801,200

Office Electronics — 0.1%
Konica Minolta Holdings, Inc. (Japan)	18,500	184,876
Ricoh Co. Ltd. (Japan)	25,000	265,870
Xerox Corp.	95,663	1,164,219

		1,614,965

Oil, Gas & Consumable Fuels — 4.8%
Anadarko Petroleum Corp.	39,354	3,121,559
Apache Corp.	31,014	2,665,343
BG Group PLC (United Kingdom)	2,059	44,307
BP PLC (United Kingdom)	367,497	2,978,253
Cabot Oil & Gas Corp.	33,700	1,306,212
Chesapeake Energy Corp.(a)	41,800	1,134,452
Chevron Corp.	149,822	18,714,266
ConocoPhillips	94,677	6,688,930

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc.(a)	19,500	$741,780
Delek Group Ltd. (Israel)	1,515	578,709
Denbury Resources, Inc.*	26,700	438,681
Devon Energy Corp.	28,100	1,738,547
ENI SpA (Italy)	24,463	591,118
EOG Resources, Inc.	21,000	3,524,640
EQT Corp.	11,500	1,032,470
Exxon Mobil Corp.	338,899	34,296,579
Hess Corp.	21,200	1,759,600
Kinder Morgan, Inc.	51,598	1,857,528
Marathon Oil Corp.	52,782	1,863,205
Marathon Petroleum Corp.	24,341	2,232,800
Murphy Oil Corp.	13,700	888,856
Newfield Exploration Co.*	13,900	342,357
Noble Energy, Inc.	28,700	1,954,757
Occidental Petroleum Corp.	62,100	5,905,710
OMV AG (Austria)	19,182	918,065
Peabody Energy Corp.	23,300	455,049
Phillips 66	47,238	3,643,467
Pioneer Natural Resources Co.	10,300	1,895,921
QEP Resources, Inc.	15,500	475,075
Range Resources Corp.	12,100	1,020,151
Repsol SA (Spain)	8,195	206,786
Royal Dutch Shell PLC (United Kingdom) (Class A Stock)	19,046	682,579
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	57,558	2,171,109
Showa Shell Sekiyu KK (Japan)	76,600	778,630
Southwestern Energy Co.*	29,000	1,140,570
Spectra Energy Corp.	49,162	1,751,150
Tesoro Corp.	11,200	655,200
Total SA (France)	41,433	2,543,145
Valero Energy Corp.	43,300	2,182,320
Williams Cos., Inc. (The)	50,300	1,940,071
Woodside Petroleum Ltd. (Australia)	8,681	302,345
WPX Energy, Inc.*(a)	20,033	408,273

		119,570,565

Paper & Forest Products — 0.1%
International Paper Co.	32,173	1,577,442
OJI Holdings Corp. (Japan)	11,000	56,424

		1,633,866

Personal Products — 0.1%
Avon Products, Inc.	39,200	675,024
Estee Lauder Cos., Inc. (The) (Class A Stock)	18,300	1,378,356

		2,053,380

Pharmaceuticals — 3.6%
AbbVie, Inc.	122,100	6,448,101
Actavis, Inc.*	13,000	2,184,000
Allergan, Inc.	22,300	2,477,084
AstraZeneca PLC (United Kingdom)	6,732	399,391
Bayer AG (Germany)	3,151	442,436
Bristol-Myers Squibb Co.	127,470	6,775,031
Eli Lilly & Co.	76,800	3,916,800
Forest Laboratories, Inc.*	17,600	1,056,528

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
GlaxoSmithKline PLC (United Kingdom)	96,215	$2,570,636
Hospira, Inc.*(a)	14,860	613,421
Johnson & Johnson	219,148	20,071,765
Merck & Co., Inc.	226,633	11,342,982
Merck KGaA (Germany)	3,822	685,776
Mylan, Inc.*	31,500	1,367,100
Novartis AG (Switzerland)	30,072	2,410,252
Novo Nordisk A/S (Denmark) (Class B Stock)	2,242	410,963
Otsuka Holdings Co. Ltd. (Japan)	35,600	1,027,912
Perrigo Co. PLC	8,300	1,273,718
Pfizer, Inc.	509,570	15,608,129
Roche Holding AG (Switzerland)	12,043	3,373,561
Sanofi (France)	10,170	1,086,108
Shionogi & Co. Ltd. (Japan)	35,600	772,865
Shire PLC (United Kingdom)	13,613	641,546
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	400	27,495
Teva Pharmaceutical Industries Ltd. (Israel)	19,370	775,021
Zoetis, Inc.	41,300	1,350,097

		89,108,718

Professional Services — 0.1%
Adecco SA (Switzerland)	4,289	340,490
Capita PLC (United Kingdom)	42,072	724,198
Dun & Bradstreet Corp. (The)	2,900	355,975
Equifax, Inc.	10,100	697,809
Nielsen Holdings NV	17,600	807,664
Randstad Holding NV (Netherlands)	3,477	225,634
Robert Half International, Inc.	11,200	470,288

		3,622,058

Real Estate Investment Trusts — 1.0%
American Tower Corp.	29,900	2,386,618
Apartment Investment & Management Co. (Class A Stock)	13,033	337,685
AvalonBay Communities, Inc.	10,075	1,191,167
Boston Properties, Inc.	12,600	1,264,662
CapitaCommercial Trust (Singapore)	501,000	576,973
CapitaMall Trust (Singapore)	32,000	48,427
Dexus Property Group (Australia)	61,408	55,229
Equity Residential(a)	24,100	1,250,067
General Growth Properties, Inc.(a)	35,000	702,450
HCP, Inc.	36,600	1,329,312
Health Care REIT, Inc.(a)	20,200	1,082,114
Host Hotels & Resorts, Inc.(a)	61,982	1,204,930
Japan Retail Fund Investment Corp. (Japan)	30	61,041
Kimco Realty Corp.	33,800	667,550
Link REIT (The) (Hong Kong)	200,500	972,437
Macerich Co. (The)	9,500	559,455
Nippon Building Fund, Inc. (Japan)	18	104,584
Plum Creek Timber Co., Inc.(a)	12,700	590,677
Prologis, Inc.	39,977	1,477,150
Public Storage	10,600	1,595,512
Simon Property Group, Inc.	24,243	3,688,815

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
Unibail-Rodamco SE (Netherlands)	4,547	$1,165,216
Ventas, Inc.	21,918	1,255,463
Vornado Realty Trust	14,225	1,263,038
Westfield Retail Trust (Australia)	39,307	104,424
Weyerhaeuser Co.	42,398	1,338,505

		26,273,501

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	24,300	639,090
Daiwa House Industry Co. Ltd. (Japan)	8,000	155,002
Henderson Land Development Co. Ltd. (Hong Kong)	5,000	28,585
Hysan Development Co. Ltd. (Hong Kong)	196,000	846,082
Keppel Land Ltd. (Singapore)	9,000	23,890
Sino Land Co. Ltd. (Hong Kong)	36,000	49,370
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	9,000	105,747
Swiss Prime Site AG (Switzerland)	4,583	354,902
Wheelock & Co. Ltd. (Hong Kong)	15,000	69,103

		2,271,771

Road & Rail — 0.5%
ComfortDelGro Corp. Ltd. (Singapore)	26,000	41,574
CSX Corp.	76,300	2,195,151
East Japan Railway Co. (Japan)	4,300	342,529
Kansas City Southern	9,000	1,114,470
Nippon Express Co. Ltd. (Japan)	10,000	48,406
Norfolk Southern Corp.	23,400	2,172,222
Ryder System, Inc.	4,900	361,522
Union Pacific Corp.	35,900	6,031,200
West Japan Railway Co. (Japan)	7,600	329,296

		12,636,370

Semiconductors & Semiconductor Equipment — 1.0%
Altera Corp.	23,800	774,214
Analog Devices, Inc.	25,700	1,308,901
Applied Materials, Inc.	87,500	1,547,875
Broadcom Corp. (Class A Stock)	45,450	1,347,593
First Solar, Inc.*(a)	5,400	295,056
Intel Corp.	385,800	10,015,368
KLA-Tencor Corp.	11,400	734,844
Lam Research Corp.*	11,650	634,343
Linear Technology Corp.(a)	15,400	701,470
LSI Corp.	44,200	487,084
Microchip Technology, Inc.(a)	16,600	742,850
Micron Technology, Inc.*	81,800	1,779,968
NVIDIA Corp.(a)	47,750	764,955
Rohm Co. Ltd. (Japan)	1,200	58,532
Texas Instruments, Inc.	85,800	3,767,478
Xilinx, Inc.	22,000	1,010,240

		25,970,771

Software — 1.8%
Adobe Systems, Inc.*	35,000	2,095,800
Autodesk, Inc.*	14,900	749,917
CA, Inc.	25,164	846,769
Citrix Systems, Inc.*	15,100	955,075

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Electronic Arts, Inc.*(a)	26,400	$605,616
Intuit, Inc.(a)	23,500	1,793,520
Microsoft Corp.	586,900	21,967,667
Oracle Corp.	276,900	10,594,194
Red Hat, Inc.*	12,700	711,708
Salesforce.com, Inc.*(a)	43,300	2,389,727
SAP AG (Germany)	367	31,827
Symantec Corp.	57,678	1,360,047
Trend Micro, Inc. (Japan)	1,000	35,043

		44,136,910

Specialty Retail — 1.2%
ABC-Mart, Inc. (Japan)	300	13,107
AutoNation, Inc.*	3,874	192,499
AutoZone, Inc.*(a)	2,750	1,314,335
Bed Bath & Beyond, Inc.*(a)	18,000	1,445,400
Best Buy Co., Inc.	22,025	878,357
CarMax, Inc.*(a)	18,500	869,870
GameStop Corp. (Class A Stock)	9,100	448,266
Gap, Inc. (The)	18,700	730,796
Hennes & Mauritz AB (Sweden) (Class B Stock)	10,994	506,345
Home Depot, Inc. (The)	109,450	9,012,113
L Brands, Inc.	20,306	1,255,926
Lowe’s Cos., Inc.	82,600	4,092,830
O’Reilly Automotive, Inc.*(a)	8,200	1,055,422
PetSmart, Inc.(a)	8,600	625,650
Ross Stores, Inc.	17,700	1,326,261
Staples, Inc.	56,449	896,975
Tiffany & Co.	8,300	770,074
TJX Cos., Inc. (The)	55,400	3,530,642
Urban Outfitters, Inc.*	6,900	255,990
USS Co. Ltd. (Japan)	1,200	16,460

		29,237,318

Textiles, Apparel & Luxury Goods — 0.5%
Asics Corp. (Japan)	3,500	59,823
Christian Dior SA (France)	3,895	737,253
Cie Financiere Richemont SA (Switzerland)	1,881	187,907
Coach, Inc.	22,100	1,240,473
Fossil Group, Inc.*	3,000	359,820
Michael Kors Holdings Ltd.*	13,900	1,128,541
NIKE, Inc. (Class B Stock)	59,000	4,639,760
PVH Corp.	6,500	884,130
Ralph Lauren Corp.	5,100	900,507
Swatch Group AG (The) (Switzerland)	556	62,674
VF Corp.	25,600	1,595,904
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	7,500	25,078

		11,821,870

Thrifts & Mortgage Finance
Hudson City Bancorp, Inc.	34,300	323,449
People’s United Financial, Inc.	26,300	397,656

		721,105

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Tobacco — 0.9%
Altria Group, Inc.	154,100	$5,915,899
British American Tobacco (United Kingdom)	23,704	1,272,298
Imperial Tobacco Group PLC (United Kingdom)	709	27,487
Japan Tobacco, Inc. (Japan)	38,000	1,236,473
Lorillard, Inc.	26,841	1,360,302
Philip Morris International, Inc.	125,300	10,917,389
Reynolds American, Inc.	24,100	1,204,759

		21,934,607

Trading Companies & Distributors — 0.2%
Fastenal Co.	21,500	1,021,465
ITOCHU Corp. (Japan)	17,000	210,165
Marubeni Corp. (Japan)	53,000	381,551
Mitsubishi Corp. (Japan)	61,700	1,184,512
Mitsui & Co. Ltd. (Japan)	22,400	312,282
Sojitz Corp. (Japan)	465,900	829,497
Travis Perkins PLC (United Kingdom)	24,026	746,348
W.W. Grainger, Inc.	4,700	1,200,474

		5,886,294

Transportation Infrastructure — 0.1%
Abertis Infraestructuras SA (Spain)	23,314	518,572
Atlantia SpA (Italy)	43,713	979,168
Auckland International Airport Ltd. (New Zealand)	18,452	53,588
Sydney Airport (Australia)	20,874	70,943

		1,622,271

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 0.2%
Crown Castle International Corp.*	24,300	$1,784,349
KDDI Corp. (Japan)	21,200	1,306,244
Millicom International Cellular SA, SDR	865	86,194
NTT DOCOMO, Inc. (Japan)	20,900	344,145
Softbank Corp. (Japan)	1,300	114,076
Vodafone Group PLC (United Kingdom)	357,973	1,409,416

		5,044,424

TOTAL COMMON STOCKS (cost $706,859,563)		1,452,785,994

EXCHANGE TRADED FUND — 0.1%
iShares MSCI EAFE Index Fund (cost $2,398,561)	39,150	2,625,399

PREFERRED STOCKS — 0.1%
Automobiles
Bayerische Motoren Werke AG (Germany) (PRFC)	697	59,602
Volkswagen AG (Germany) (PRFC)	168	47,279

		106,881

Banking
Citigroup Capital XIII, 7.875%, (Capital Security, fixed to floating preferred)(b)	20,000	545,000

Media — 0.1%
ProSiebenSat.1 Media AG (Germany)	19,323	959,505

TOTAL PREFERRED STOCKS (cost $1,437,193)		1,611,386

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES — 1.9%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Debt Obligations
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.498%	(b)	04/25/19	419	$413,522

Collateralized Loan Obligations — 1.1%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.422%	(b)	04/20/25	2,100	2,064,702
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class B2, 144A	3.360%		04/20/25	250	245,150
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.466%	(b)	07/13/25	2,400	2,359,259
Ares Enhanced Loan Investment Strategy Ltd. (Cayman Islands), Series 2005-2A, Class A2, 144A	0.498%	(b)	01/26/20	600	594,016
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.475%	(b)	07/15/24	1,000	978,771
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.394%	(b)	04/17/25	2,200	2,150,165
Carlyle Daytona CLO Ltd. (Cayman Islands), Series 2007-1A, Class A1L, 144A	0.488%	(b)	04/27/21	2,662	2,616,470
Four Corners CLO Ltd. (Cayman Islands), Series 2006-3A, Class A, 144A	0.491%	(b)	07/22/20	395	390,276
Fraser Sullivan CLO Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.713%	(b)	03/15/20	1,000	972,313
ING Investment Management CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.384%	(b)	04/15/24	1,500	1,472,041
Lafayette CLO Ltd. (Cayman Islands), Series 2012-1A, Class A, 144A	1.642%	(b)	09/06/22	179	179,240
LCM CLO LP (Cayman Islands), Series 2005-3A, Class A, 144A	0.499%	(b)	06/01/17	120	119,533
LightPoint CLO Ltd., Series 2005-3A, Class A1A, 144A	0.503%	(b)	09/15/17	335	331,568
Magnetite VI Ltd. (Cayman Islands), Series 2012-6A, Class A, 144A	1.743%	(b)	09/15/23	300	299,301
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	1.708%	(b)	05/18/23	1,100	1,095,989
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	0.488%	(b)	02/22/20	161	159,685
Mountain Capital CLO IV Ltd. (Cayman Islands), Series 2005-4A, Class A1L, 144A	0.493%	(b)	03/15/18	58	57,484
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	1.718%	(b)	11/22/23	1,000	997,431
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class B, 144A	2.438%	(b)	11/22/23	900	883,435
OHA Intrepid Leveraged Loan Fund CLO Ltd. (Cayman Islands), Series 2011-1AR, Class AR, 144A	1.162%	(b)	04/20/21	1,486	1,475,603
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.467%	(b)	07/22/25	1,000	981,102
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.294%	(b)	04/15/25	2,600	2,541,234
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.888%	(b)	08/17/22	500	494,836
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.942%	(b)	10/20/23	900	905,341
Trimaran CLO VI Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	0.492%	(b)	11/01/18	912	902,570
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.393%	(b)	07/15/25	2,200	2,155,550

					27,423,065

Non-Residential Mortgage-Backed Securities — 0.4%
American Express Credit Account Master Trust, Series 2012-4, Class C, 144A	0.967%	(b)	05/15/20	2,700	2,706,737
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.634%	(b)	03/24/17	1,000	998,143
GE Capital Credit Card Master Note Trust, Series 2012-4, Class B	1.017%	(b)	06/15/18	4,500	4,484,093
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	1.067%	(b)	11/15/16	1,000	1,002,195
SVO VOI Mortgage Corp., Series 2012-AA, Class A, 144A	2.000%		09/20/29	1,290	1,286,294

					10,477,462

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Residential Mortgage-Backed Securities — 0.4%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	1.816%	(b)	03/25/33	372	$348,934
Countrywide Asset-Backed Certificates, Series 2004-1, Class M1	0.916%	(b)	03/25/34	3,240	3,058,145
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6, Class A3	4.499%		07/25/35	375	360,095
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	5.141%		07/25/34	506	481,144
Fremont Home Loan Trust, Series 2004-2, Class M1	1.021%	(b)	07/25/34	506	433,216
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1	0.696%	(b)	06/25/34	774	727,219
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.366%	(b)	05/25/33	190	176,484
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.216%	(b)	12/27/33	1,070	1,027,765
Morgan Stanley Dean Witter Capital I, Series 2002-HE1, Class M1	1.066%	(b)	07/25/32	500	455,788
Morgan Stanley Dean Witter Capital I, Series 2002-NC4, Class M1	1.441%	(b)	09/25/32	708	655,613
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	0.930%	(b)	02/25/34	1,112	1,020,012

					8,744,415

TOTAL ASSET-BACKED SECURITIES (cost $46,605,626)					47,058,464

BANK LOANS(b) — 0.3%
Automotive
Schaeffler AG (Germany)	4.250%		01/27/17	600	604,500

Cable
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500%		06/08/20	1,000	1,001,250

Foods — 0.1%
ARAMARK Corp.	4.000%		09/09/19	900	903,750
Del Monte Foods Co.	4.000%		03/08/18	958	959,051

					1,862,801

Healthcare & Pharmaceutical — 0.1%
CHS/Community Health Systems, Inc.	2.987%		10/25/16	440	440,205
HCA, Inc.	2.997%		05/01/18	369	368,583
HCA, Inc.	2.998%		03/31/17	884	884,244
RPI Finance Trust	4.000%		09/11/18	892	892,269
Universal Health Services, Inc.	1.675%		08/15/16	85	85,299

					2,670,600

Technology — 0.1%
First Data Corp.	4.164%		03/24/17	156	156,105
First Data Corp.	4.164%		03/26/18	2,055	2,055,955
Sensata Technologies BV (Netherlands)	3.750%		05/12/18	152	152,330

					2,364,390

TOTAL BANK LOANS (cost $8,427,655)					8,503,541

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.5%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%		10/10/45	3,400	3,474,280
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.742%	(b)	04/10/49	3,886	4,226,649
Banc of America Commercial Mortgage Trust, Series 2007-3, Class A2	5.797%	(b)	06/10/49	318	318,177
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.894%	(b)	12/10/49	800	894,707
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	900	835,325
Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A2	1.765%		10/15/45	2,600	2,577,515
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	916,381

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class A3	3.765%		10/10/46	1,000	$984,352
Commercial Mortgage Pass-Through Certificates, Series 2013-CR7, Class A3	2.929%		03/10/46	1,400	1,313,766
Commercial Mortgage Pass-Through Certificates, Series 2013-CR9, Class A3	4.022%		07/10/45	1,100	1,115,083
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class A4	5.609%	(b)	02/15/39	2,810	3,027,497
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.643%	(b)	02/15/39	530	566,327
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832%		04/15/37	900	933,833
CW Capital Cobalt Ltd., Series 2006-C1, Class A4	5.223%		08/15/48	1,020	1,100,572
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.873%		12/25/21	3,500	3,423,315
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class A2	2.373%		05/25/22	1,000	932,991
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	1.609%	(b)	05/25/22	21,268	2,000,063
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, I/O	1.645%	(b)	06/25/22	5,867	575,889
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(b)	02/25/23	5,300	5,241,960
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%	(b)	07/25/23	1,800	1,800,187
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, I/O	1.875%	(b)	08/25/16	6,084	189,710
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, I/O	1.913%	(b)	05/25/19	16,891	1,359,394
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, I/O	1.832%	(b)	07/25/19	17,434	1,370,736
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5	5.224%	(b)	04/10/37	1,400	1,476,409
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	5.381%		03/10/39	2,044	2,089,942
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP1, Class ASB	4.853%	(b)	03/15/46	544	549,994
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class A3	4.697%		07/15/42	156	158,125
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class AM	4.780%		07/15/42	1,000	1,045,511
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class ASB	4.659%		07/15/42	1,212	1,229,969
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP4, Class AM	4.999%	(b)	10/15/42	1,170	1,239,159
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class ASB	5.523%		05/12/45	1,063	1,107,451
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.987%	(b)	06/15/49	803	809,071
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	1,800	1,813,788
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,500	1,377,134
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	3,200	2,986,832
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	1,700	1,745,645
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,100	1,006,949
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5	4.739%		07/15/30	628	652,990
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	5.263%	(b)	11/15/40	1,390	1,489,851

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.866%	(b)	05/12/39	780	$840,789
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class AM	5.703%	(b)	02/12/39	440	475,984
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	6.081%	(b)	06/12/46	2,210	2,413,948
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A3	5.364%		08/12/48	225	225,263
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A2	5.331%		03/12/51	1,992	1,994,840
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,200	1,123,854
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.839%	(b)	10/15/42	2,265	2,428,827
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AAB	5.444%		02/12/44	2,716	2,789,542
Morgan Stanley Capital I Trust, Series 2007-T27, Class AAB	5.814%	(b)	06/11/42	356	363,270
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,400	1,305,017
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,200	2,998,598
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,500	1,408,757
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4	5.909%	(b)	05/15/43	3,688	3,978,624
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(b)	05/15/46	4,240	4,655,967

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $87,299,036)					86,960,809

CORPORATE BONDS — 8.1%
Aerospace & Defense
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.300%		05/01/14	900	913,500

Airlines — 0.2%
Continental Airlines, Inc. 1998-1 Class A Pass-Through Trust, Pass-Through Certificates, Series 1998-1	6.648%		09/15/17	139	146,335
Continental Airlines, Inc. 2001-1 Class A-1 Pass-Through Trust, Pass-Through Certificates, Series 2001-1	6.703%		06/15/21(c)	126	135,579
Continental Airlines, Inc. 2009-2 Class A Pass-Through Trust, Pass-Through Certificates	7.250%		11/10/19	599	685,747
Continental Airlines, Inc. 2010-1 Class A Pass-Through Trust, Pass-Through Certificates, Series 2010-1	4.750%		01/12/21(a)	656	696,670
Continental Airlines, Inc. 2012-2 Class A Pass-Through Trust, Pass-Through Certificates, Series 2012-2	4.000%		10/29/24	405	402,975
Delta Air Lines 2007-1 Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	6.821%		08/10/22	336	379,263
Delta Air Lines 2010-2 Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		05/23/19(a)	538	579,821
Delta Air Lines 2011-1 Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		04/15/19(a)	870	947,814

					3,974,204

Automotive — 0.2%
Cummins, Inc., Sr. Unsec’d. Notes	4.875%		10/01/43	70	70,104
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.207%		04/15/16	1,890	2,013,867
General Motors Co., Sr. Unsec’d. Notes, 144A	4.875%		10/02/23(a)	755	764,438
General Motors Co., Sr. Unsec’d. Notes, 144A	6.250%		10/02/43	1,065	1,106,269
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A	2.700%		03/15/17	380	389,555
Johnson Controls, Inc., Sr. Unsec’d. Notes	5.500%		01/15/16	235	255,265

					4,599,498

Banking — 2.2%
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.875%		09/20/22	530	499,880
Bank of America Corp., Jr. Sub. Notes, Series K	8.000%	(b)	12/29/49(a)	2,100	2,326,800
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	360	340,656

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Bank of America Corp., Sr. Unsec’d. Notes	4.500%		04/01/15	185	$193,543
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.650%		05/01/18	105	119,518
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,290	1,460,093
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,330	1,518,583
Bank of America NA, Sub. Notes	5.300%		03/15/17	850	936,889
Bank of America NA, Sub. Notes	6.000%		10/15/36	805	923,865
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650%		10/29/15	1,265	1,289,794
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	5.300%		10/30/15	550	593,242
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	6.400%		10/02/17	270	313,351
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	7.250%		02/01/18	1,135	1,359,016
Citigroup, Inc., Sr. Unsec’d. Notes	3.875%		10/25/23	1,730	1,700,690
Citigroup, Inc., Sr. Unsec’d. Notes	4.500%		01/14/22(a)	1,125	1,192,176
Citigroup, Inc., Sr. Unsec’d. Notes	6.875%		03/05/38	103	126,659
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	850	1,192,285
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	1,195	1,531,499
Citigroup, Inc., Sub. Notes	6.125%		08/25/36	725	772,973
Depfa ACS Bank (Ireland), Covered Bonds, 144A	5.125%		03/16/37	500	423,125
Discover Bank, Sub. Notes	7.000%		04/15/20	485	564,049
Discover Financial Services, Sr. Unsec’d. Notes	3.850%		11/21/22	900	853,353
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	2,305	2,523,611
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	1,250	1,407,110
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	220	253,528
Goldman Sachs Group, Inc. (The), Sub. Notes	5.625%		01/15/17	765	842,983
Goldman Sachs Group, Inc. (The), Sub. Notes	6.450%		05/01/36	1,020	1,092,336
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	113	125,718
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	4.875%		01/14/22	1,230	1,327,318
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	5.100%		04/05/21	920	1,022,533
Huntington Bancshares, Inc., Sub. Notes	7.000%		12/15/20(a)	150	173,946
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes	3.125%		01/15/16	1,145	1,166,826
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(b)	04/24/49(a)	2,000	2,205,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	1,660	1,759,661
JPMorgan Chase & Co., Sub. Notes	5.625%		08/16/43	185	195,503
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	5.800%		01/13/20	1,770	2,029,250
Morgan Stanley, Notes, MTN	5.450%		01/09/17	1,530	1,696,772
Morgan Stanley, Notes, MTN	6.625%		04/01/18	100	117,009
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	1,535	1,715,298
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19	2,110	2,398,407
Morgan Stanley, Sr. Unsec’d. Notes	6.375%		07/24/42	640	749,620
MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes	6.346%	(b)	07/29/49	800	866,594
Northern Trust Corp., Sub. Notes	3.950%		10/30/25	750	730,871
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%		12/06/22	1,195	1,129,763
PNC Bank NA, Sub. Notes	3.800%		07/25/23	480	465,522
PNC Funding Corp., Gtd. Notes	6.700%		06/10/19	390	468,458
Royal Bank of Canada (Canada), Covered Bonds	2.000%		10/01/18	3,260	3,243,081
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000%		09/24/15	780	805,466
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22	915	850,150
Westpac Banking Corp. (Australia), Covered Bonds, 144A	1.850%		11/26/18	4,640	4,556,944

					56,151,317

Brokerage — 0.1%
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	465	461,087
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	6.875%		02/06/12	1,850	393,125
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	6.875%		05/02/18	700	151,375
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16	680	685,622

					1,691,209

Building Materials & Construction — 0.1%
D.R. Horton, Inc., Gtd. Notes	3.625%		02/15/18	900	913,500
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A	5.125%		06/26/22(a)	500	489,375

					1,402,875

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Cable — 0.3%
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%	09/15/17(a)	900	$1,048,500
Comcast Cable Holdings LLC, Gtd. Notes	9.875%	06/15/22	1,440	1,918,260
Comcast Corp., Gtd. Notes	6.400%	05/15/38	310	357,972
Comcast Corp., Gtd. Notes	6.950%	08/15/37	290	356,497
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.500%	03/01/16	605	635,062
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.550%	03/15/15	165	170,439
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%	03/15/42	520	467,013
Time Warner Cable, Inc., Gtd. Notes	5.850%	05/01/17	1,240	1,352,466
Time Warner Cable, Inc., Gtd. Notes	7.500%	04/01/14	345	350,728
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22	850	830,875

				7,487,812

Capital Goods — 0.3%
Actuant Corp., Gtd. Notes	5.625%	06/15/22	1,040	1,053,000
Case New Holland, Inc., Gtd. Notes	7.875%	12/01/17	1,100	1,298,000
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,195,904; purchased 10/10/07)	6.375%	10/15/17(c)(e)	1,198	1,386,305
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $386,623; purchased 10/10/07)	7.000%	10/15/37(c)(e)	390	461,535
General Electric Co., Sr. Unsec’d. Notes	4.125%	10/09/42	455	420,355
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $319,875; purchased 07/10/12)	2.500%	07/11/14(c)(e)	320	322,604
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $419,593; purchased 05/08/12)	3.125%	05/11/15(c)(e)	420	431,962
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	1,060	1,104,985

				6,478,746

Chemicals — 0.1%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39(a)	35	52,287
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%	04/15/19	800	888,497
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%	11/15/33	370	376,974
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	775	786,224
Rhodia SA (France), Sr. Unsec’d. Notes, 144A	6.875%	09/15/20	950	1,051,612
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%	06/01/25	500	579,012

				3,734,606

Consumer — 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	6.250%	04/15/18	1,600	1,811,864

Electric — 0.4%
Arizona Public Service Co., Sr. Unsec’d. Notes	6.250%	08/01/16	170	190,734
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350%	10/01/36	530	622,910
Calpine Corp., Sr. Sec’d. Notes, 144A	7.500%	02/15/21	741	808,616
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Series K2	6.950%	03/15/33	300	385,403
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Series 09-C	5.500%	12/01/39	145	160,070
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes, 144A	4.800%	11/01/43	45	43,508
Duke Energy Carolinas LLC, First Mtge. Bonds	6.050%	04/15/38	530	629,053
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	845	876,565
Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes	8.625%	08/01/15	1,160	1,277,904
Energy East Corp. (Spain), Gtd. Notes	6.750%	09/15/33	140	147,935
Exelon Corp., Sr. Unsec’d. Notes	4.900%	06/15/15(a)	195	205,589
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%	10/01/39	1,375	1,393,407
Florida Power & Light Co., First Mtge. Bonds	5.950%	10/01/33	380	447,429
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	5.950%	05/15/37	325	355,636
Niagara Mohawk Power Corp. (United Kingdom), Sr. Unsec’d. Notes, 144A	4.881%	08/15/19	545	602,472
NSTAR LLC, Sr. Unsec’d. Notes	4.500%	11/15/19	605	656,649
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	6.375%	01/15/15	465	490,578

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	135	$160,470
Public Service Electric & Gas Co, Sr. Sec’d. Notes, MTN	5.800%	05/01/37	515	591,129
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%	09/15/41	480	467,418
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%	04/01/17	263	289,767

				10,803,242

Energy – Integrated
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A	5.400%	02/14/22	650	657,372

Energy – Other — 0.2%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%	09/15/36	305	342,495
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%	06/15/19	225	267,802
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(f)	7.936%	10/10/36	1,000	357,090
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21	890	891,043
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%	01/26/19	350	352,625
Pemex Project Funding Master Trust (Mexico), Gtd. Notes	6.625%	06/15/35	513	539,933
Phillips 66, Gtd. Notes	2.950%	05/01/17	415	431,762
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%	05/01/18	1,450	1,697,821
Transocean, Inc., Gtd. Notes	2.500%	10/15/17(a)	755	762,998
Weatherford International Ltd., Gtd. Notes	5.125%	09/15/20(a)	685	735,867
Weatherford International Ltd., Gtd. Notes	6.500%	08/01/36	25	26,075

				6,405,511

Foods — 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.000%	11/15/39	1,160	1,671,791
Bunge Ltd. Finance Corp., Gtd. Notes	5.350%	04/15/14	1,000	1,012,710
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%	06/15/19	860	1,056,495
Darling International, Inc., Gtd. Notes	8.500%	12/15/18	1,000	1,102,500
Delhaize Group SA (Belgium), Gtd. Notes	6.500%	06/15/17	460	516,622
TreeHouse Foods, Inc., Gtd. Notes	7.750%	03/01/18	1,200	1,257,000
Tyson Foods, Inc., Gtd. Notes	6.600%	04/01/16	785	876,262

				7,493,380

Healthcare & Pharmaceutical — 0.3%
Actavis PLC, Sr. Unsec’d. Notes	4.625%	10/01/42	460	418,508
Actavis, Inc., Sr. Unsec’d. Notes	6.125%	08/15/19	440	507,226
Amgen, Inc., Sr. Unsec’d. Notes	5.150%	11/15/41	1,365	1,359,930
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	6.450%	09/15/37	480	573,168
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%	08/15/18	900	929,250
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%	12/01/41(a)	140	155,853
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.750%	08/23/22(a)	150	145,296
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	5.625%	12/15/15	560	608,025
Merck Sharp & Dohme Corp., Gtd. Notes	5.950%	12/01/28	205	239,081
Mylan, Inc., Gtd. Notes, 144A	1.800%	06/24/16	355	361,907
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	4.150%	02/01/24	925	916,211
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.500%	07/15/16(a)	822	848,715
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%	02/01/43	155	144,872

				7,208,042

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	6.625%	06/15/36	480	573,927
Cigna Corp., Sr. Unsec’d. Notes	5.875%	03/15/41	540	595,648
Cigna Corp., Sr. Unsec’d. Notes	6.150%	11/15/36	640	721,199
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%	06/15/17	115	131,975
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.500%	06/15/37	400	474,553
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%	11/15/37	410	496,041
WellPoint, Inc., Sr. Unsec’d. Notes	4.625%	05/15/42	330	304,991
WellPoint, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	775	717,497

				4,015,831

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance — 0.7%
Allied World Assurance Co. Ltd., Gtd. Notes	5.500%		11/15/20	480	$519,122
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%		06/15/43	125	118,272
American International Group, Inc., Sr. Unsec’d. Notes	6.400%		12/15/20	910	1,075,494
American International Group, Inc., Sr. Unsec’d. Notes	8.250%		08/15/18	900	1,125,792
Axis Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	990	1,086,038
Chubb Corp. (The), Jr. Sub. Notes	6.375%	(b)	03/29/67	1,260	1,363,950
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	635	691,649
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	215	235,952
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	7.000%		03/15/34	910	1,039,449
Lincoln National Corp., Jr. Sub. Notes	6.050%	(b)	04/20/67	250	248,125
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	476	547,284
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	660	826,896
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	505	650,014
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	165	154,307
MetLife, Inc., Sr. Unsec’d. Notes	5.700%		06/15/35	960	1,048,456
MetLife, Inc., Sr. Unsec’d. Notes	6.375%		06/15/34	85	100,527
MetLife, Inc., Sr. Unsec’d. Notes	6.750%		06/01/16	270	306,998
New York Life Insurance Co., Sub. Notes, 144A	6.750%		11/15/39(a)	650	792,888
Northwestern Mutual Life Insurance Co. (The), Sub.Notes, 144A	6.063%		03/30/40	350	393,229
Ohio National Financial Services, Inc., Sr. Notes, 144A	6.375%		04/30/20	640	709,610
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	870	1,208,179
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	105	98,648
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(b)	06/15/37	715	772,200
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	1,430	1,765,176
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	315	345,286
W.R. Berkley Corp., Sr. Unsec’d. Notes	5.600%		05/15/15	705	744,201
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%		08/15/19	575	647,811
XL Group PLC (Ireland), Sr. Unsec’d. Notes	5.250%		09/15/14	110	113,377

					18,728,930

Lodging — 0.3%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	955	996,781
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%		03/01/19	490	493,433
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	805	750,510
Starwood Hotels & Resorts Worldwide, Inc.,Sr.Unsec’d.Notes	6.750%		05/15/18	2,700	3,125,015
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%		03/01/18	405	403,625
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	4.250%		03/01/22	890	868,615

					6,637,979

Media & Entertainment — 0.2%
Belo Corp., Gtd. Notes	8.000%		11/15/16	1,000	1,042,500
CBS Corp., Gtd. Notes (original cost $355,252; purchased 07/16/12)	4.850%		07/01/42(c)(e)	340	306,357
Historic TW, Inc., Gtd. Notes	9.150%		02/01/23	625	828,801
News America, Inc., Gtd. Notes	6.150%		03/01/37	250	274,772
News America, Inc., Gtd. Notes	6.900%		08/15/39	35	41,715
News America, Inc., Gtd. Notes	7.625%		11/30/28	1,265	1,569,033
Time Warner, Inc., Gtd. Notes	6.200%		03/15/40(a)	175	192,791
Time Warner, Inc., Gtd. Notes	6.250%		03/29/41	495	549,689
Time Warner, Inc., Gtd. Notes	7.625%		04/15/31	155	196,163
Viacom, Inc., Sr. Unsec’d. Notes	4.500%		02/27/42	50	42,658
Viacom, Inc., Sr. Unsec’d. Notes	5.850%		09/01/43	460	483,562

					5,528,041

Metals — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%		09/30/43	700	711,719
Newmont Mining Corp., Gtd. Notes	6.250%		10/01/39	15	13,268
Peabody Energy Corp., Gtd. Notes	6.000%		11/15/18	575	612,375
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%		07/27/35	370	385,566

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Metals (continued)
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	2.050%	10/23/15	905	$916,518
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	2.850%	11/10/14	995	1,008,811

				3,648,257

Non-Captive Finance — 0.3%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	5.875%	01/14/38	970	1,104,941
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.000%	08/07/19	3,010	3,531,669
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.875%	01/10/39	730	938,485
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%	05/15/16	230	246,388
SLM Corp., Sr. Unsec’d. Notes, MTN	6.250%	01/25/16	365	394,200
SLM Corp., Sr. Unsec’d. Notes, MTN	8.450%	06/15/18	295	343,675

				6,559,358

Packaging — 0.1%
Ball Corp., Gtd. Notes	4.000%	11/15/23	1,710	1,530,450
Crown Americas LLC/Crown Americas Capital Corp. IV	4.500%	01/15/23(a)	1,000	935,000

				2,465,450

Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $273,386; purchased 10/27/10)	5.400%	11/01/20(c)(e)	275	307,258
International Paper Co., Sr. Unsec’d. Notes	6.000%	11/15/41	1,270	1,379,164
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	460	558,758
Rock-Tenn Co., Gtd. Notes	4.000%	03/01/23	360	343,833
Rock-Tenn Co., Gtd. Notes	4.900%	03/01/22	675	694,823

				3,283,836

Pipelines & Other — 0.1%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.650%	06/01/21	610	627,472
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	5.950%	02/15/18	530	602,289
NiSource Finance Corp., Gtd. Notes	5.450%	09/15/20	500	555,996
ONEOK Partners LP, Gtd. Notes	6.650%	10/01/36	130	143,061

				1,928,818

Railroads — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%	08/01/28	735	847,827
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	690	770,431
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	120	131,136

				1,749,394

Real Estate Investment Trusts — 0.2%
Felcor Lodging LP, Sr. Sec’d. Notes	10.000%	10/01/14	369	390,218
HCP, Inc., Sr. Unsec’d. Notes	2.700%	02/01/14	670	671,046
Mack-Cali Realty Corp., Sr. Unsec’d. Notes	7.750%	08/15/19	685	821,184
ProLogis LP, Gtd. Notes	6.875%	03/15/20	68	80,091
Simon Property Group LP, Sr. Unsec’d. Notes	2.800%	01/30/17(a)	235	243,062
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	190	185,190
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%	05/30/18	2,925	3,386,606

				5,777,397

Retailers — 0.1%
CVS Caremark Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	170	175,808
CVS Caremark Corp., Sr. Unsec’d. Notes	5.750%	05/15/41	130	141,878
CVS Caremark Corp., Sr. Unsec’d. Notes	6.125%	09/15/39	335	379,930
Lowe’s Cos, Inc., Sr. Unsec’d. Notes	6.500%	03/15/29	345	409,189
Ltd. Brands, Inc., Gtd. Notes	5.625%	02/15/22	1,300	1,329,250
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22	300	295,703

				2,731,758

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Technology
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.375%	11/01/15	370	$382,907
Seagate HDD Cayman, Gtd. Notes, 144A	3.750%	11/15/18	455	460,119

				843,026

Telecommunications — 0.6%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40	400	423,246
AT&T Corp., Gtd. Notes	8.000%	11/15/31	18	23,957
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	1,378	1,363,437
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	350	522,285
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	8.500%	11/15/18	1,830	2,317,023
Embarq Corp., Sr. Unsec’d. Notes (original cost $367,380; purchased 05/04/11-05/11/11)	7.082%	06/01/16(c)(e)	325	363,155
Embarq Corp., Sr. Unsec’d. Notes (original cost $644,955; purchased 05/12/06)	7.995%	06/01/36(c)(e)	645	653,024
Qwest Corp., Sr. Unsec’d. Notes	7.500%	10/01/14	880	923,681
Sprint Communications, Inc., Sr. Unsec’d. Notes	6.000%	12/01/16(a)	950	1,036,688
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	09/15/33	1,285	1,477,905
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.550%	09/15/43	4,190	4,902,128
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	02/15/38	55	61,763

				14,068,292

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	4.000%	01/31/24	1,585	1,549,201
Altria Group, Inc., Gtd. Notes	9.700%	11/10/18	354	465,295
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38	42	64,067
Altria Group, Inc., Gtd. Notes	10.200%	02/06/39	274	427,499
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%	02/11/18	1,680	1,661,218
Lorillard Tobacco Co., Gtd. Notes	8.125%	06/23/19(a)	290	353,262
Reynolds American, Inc., Gtd. Notes	4.750%	11/01/42	290	257,758

				4,778,300

TOTAL CORPORATE BONDS (cost $191,254,448)				203,557,845

MUNICIPAL BONDS — 0.5%
California — 0.2%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	1,305	1,565,230
State of California, GO, BABs	7.300%	10/01/39	1,250	1,571,988
State of California, GO, BABs	7.500%	04/01/34	350	445,382
State of California, GO, BABs	7.550%	04/01/39	245	317,518
State of California, GO, BABs	7.625%	03/01/40	205	269,899

				4,170,017

Colorado
Regional Transportation District, Revenue Bonds, Series 2010B, BABs	5.844%	11/01/50	625	721,550

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	970	1,082,103
State of Illinois, GO, Taxable Series	4.421%	01/01/15	630	650,173

				1,732,276

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	1,000	1,332,450

New York — 0.1%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%	08/01/36	1,100	1,247,697

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

MUNICIPAL BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Ohio
Ohio State University (The), Revenue Bonds, BABs	4.910%		06/01/40	415	$415,822
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%		12/01/34	275	278,930

					694,752

Oregon
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%		11/15/34	425	489,247

Pennsylvania
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%		12/01/45	505	535,861

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%		07/01/43	945	1,047,514

Texas
Texas State Transportation Commission, Revenue Bonds, Series B, BABs	5.028%		04/01/26	305	328,064

TOTAL MUNICIPAL BONDS (cost $10,711,348)					12,299,428

NON-CORPORATE FOREIGN AGENCIES — 0.7%
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%		01/15/24	490	486,325
Commonwealth Bank of Australia (Australia), Gov’t. Gtd. Notes, 144A	2.700%		11/25/14(a)	7,220	7,373,208
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%		06/29/20	365	401,034
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%		04/23/19	695	854,850
Kommunalbanken AS (Norway), Sr. Unsec’d Notes, 144A	1.125%		05/23/18	2,634	2,558,668
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	6.250%		06/17/14	800	818,538
Pemex Project Funding Master Trust (Mexico), Gtd. Notes	8.625%		12/01/23	350	426,125
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000%		05/20/16	1,400	1,398,893
Petroleos Mexicanos (Mexico), Gtd. Notes	3.500%		01/30/23(a)	795	728,419
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875%		01/18/24	425	425,000
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%		01/21/21	2,240	2,408,000
RSHB Capital SA For OJSC Russian Agricultural Bank (Russia), Sr. Unsec’d. Notes, 144A	6.299%		05/15/17	760	810,350

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $18,703,657)					18,689,410

NON-CORPORATE SOVEREIGNS — 0.2%
Brazilian Government International Bond (Brazil), Sr. Unsec’d.	4.250%		01/07/25	970	923,925
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24	1,120	1,079,680
Indonesia Government International Bond (Indonesia), Sr. Unsec’d., 144A	5.875%		03/13/20(a)	870	919,590
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	6.875%		01/17/18	845	945,133
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	3.625%		03/15/22	600	600,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44(a)	846	762,458
Panama Government International Bond (Panama), Sr. Unsec’d.	5.200%		01/30/20	475	517,156

TOTAL NON-CORPORATE SOVEREIGNS (cost $5,911,434)					5,747,942

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2%
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	1,865	1,453,239
Banc of America Mortgage Trust, Series 2005-A, Class 2A1	2.945%	(b)	02/25/35	407	403,489
Banc of America Mortgage Trust, Series 2005-B, Class 2A1	2.879%	(b)	03/25/35	463	427,313
Chase Mortgage Finance Trust Series, Series 2007-A1, Class 1A5	2.740%	(b)	02/25/37	994	985,420

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	473	$482,563
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.737%	(b)	07/25/35	560	556,074
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	125	128,043
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	1.840%	(b)	02/25/34	570	570,304
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	341	348,054

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $5,780,157)					5,354,499

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.1%
Federal Home Loan Bank	0.375%		08/28/15	375	375,232
Federal Home Loan Bank	5.500%		07/15/36(g)	950	1,098,995
Federal Home Loan Mortgage Corp.	0.750%		01/12/18	455	442,836
Federal Home Loan Mortgage Corp.	1.375%		05/01/20(a)	3,535	3,314,112
Federal Home Loan Mortgage Corp.	2.375%		01/13/22(a)	6,555	6,266,351
Federal Home Loan Mortgage Corp.	2.384%	(b)	06/01/36	366	386,849
Federal Home Loan Mortgage Corp.	2.572%	(b)	12/01/35	363	388,083
Federal Home Loan Mortgage Corp.	3.000%		10/01/42	1,485	1,408,305
Federal Home Loan Mortgage Corp.	3.500%		TBA	1,000	1,042,500
Federal Home Loan Mortgage Corp.	3.500%		TBA	5,000	4,960,938
Federal Home Loan Mortgage Corp.	4.000%		TBA	4,500	4,621,289
Federal Home Loan Mortgage Corp.	4.000%		06/01/26-12/01/40	5,703	5,962,929
Federal Home Loan Mortgage Corp.	4.500%		02/01/19-10/01/41	14,455	15,325,582
Federal Home Loan Mortgage Corp.	5.000%		07/01/18-05/01/39	5,388	5,785,896
Federal Home Loan Mortgage Corp.	5.500%		12/01/33-07/01/38	4,669	5,102,030
Federal Home Loan Mortgage Corp.	6.000%		03/01/32-08/01/39	1,750	1,951,432
Federal Home Loan Mortgage Corp.	6.500%		12/01/14-09/01/16	15	15,304
Federal Home Loan Mortgage Corp.	7.000%		05/01/31-10/01/31	380	425,432
Federal National Mortgage Assoc.	1.625%		11/27/18(a)	4,205	4,169,922
Federal National Mortgage Assoc.	2.014%	(b)	07/01/33	480	505,391
Federal National Mortgage Assoc.	2.058%	(b)	06/01/37	75	78,820
Federal National Mortgage Assoc.	2.166%	(b)	07/01/37	586	619,472
Federal National Mortgage Assoc.	2.500%		TBA	4,500	4,453,594
Federal National Mortgage Assoc.	2.500%		01/01/28	1,959	1,941,202
Federal National Mortgage Assoc.	3.000%		TBA	2,500	2,551,270
Federal National Mortgage Assoc.	3.000%		TBA	12,500	11,866,211
Federal National Mortgage Assoc.	3.500%		TBA	5,000	5,228,711
Federal National Mortgage Assoc.	3.500%		06/01/39-03/01/43	21,152	21,036,893
Federal National Mortgage Assoc.	4.000%		TBA	10,000	10,293,750
Federal National Mortgage Assoc.	4.500%		TBA	4,000	4,238,281
Federal National Mortgage Assoc.	4.500%		11/01/18-03/01/41	10,609	11,279,007
Federal National Mortgage Assoc.	5.000%		TBA	2,000	2,165,781
Federal National Mortgage Assoc.	5.000%		10/01/18-05/01/36	3,715	4,029,113
Federal National Mortgage Assoc.	5.500%		03/01/16-04/01/37	6,798	7,462,786
Federal National Mortgage Assoc.	6.000%		05/01/14-06/01/38	7,542	8,422,001
Federal National Mortgage Assoc.	6.500%		07/01/17-01/01/37	2,769	3,081,365
Federal National Mortgage Assoc.	7.000%		02/01/32-07/01/32	292	329,939
Federal National Mortgage Assoc.	7.500%		05/01/32	61	69,215
Government National Mortgage Assoc.	3.000%		TBA	2,000	1,931,406
Government National Mortgage Assoc.	3.000%		TBA	2,000	1,932,344
Government National Mortgage Assoc.	3.500%		TBA	8,000	8,062,813
Government National Mortgage Assoc.	4.000%		TBA	12,000	12,476,719
Government National Mortgage Assoc.	4.000%		06/15/40-05/20/41	1,743	1,813,590
Government National Mortgage Assoc.	4.500%		TBA	1,000	1,066,953
Government National Mortgage Assoc.	4.500%		01/20/41-02/20/41	4,972	5,337,383
Government National Mortgage Assoc.	5.500%		08/15/33-04/15/36	3,172	3,541,776
Government National Mortgage Assoc.	6.000%		11/15/23-07/15/34	1,087	1,229,474
Government National Mortgage Assoc.	6.500%		10/15/23-09/15/36	2,136	2,417,545
Government National Mortgage Assoc.	8.000%		01/15/24-07/15/24	41	46,391

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Tennessee Valley Authority, Sr. Unsecured Notes	5.880%		04/01/36	85	$98,466

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $199,817,132)					202,651,679

U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Bonds	3.625%		08/15/43(a)	1,625	1,534,609
U.S. Treasury Bonds	3.750%		11/15/43(h)	5,765	5,572,230
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18	3,673	3,746,011
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23	2,424	2,337,632
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	711	546,792
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%		01/15/20	9,316	10,003,541
U.S. Treasury Notes	0.625%		04/30/18	1,430	1,379,056
U.S. Treasury Notes	0.875%		07/31/19	4,980	4,689,372
U.S. Treasury Notes	1.250%		11/30/18(a)	11,705	11,454,443
U.S. Treasury Notes	1.500%		12/31/18	10,760	10,638,950
U.S. Treasury Notes	2.375%		12/31/20	19,985	19,906,939
U.S. Treasury Notes	2.750%		11/15/23(a)	20	19,566
U.S. Treasury Strips Principal	7.187%	(f)	05/15/43(a)	7,040	2,067,219
U.S. Treasury Strips Principal	7.928%	(f)	02/15/43	730	216,554

TOTAL U.S. TREASURY OBLIGATIONS (cost $73,976,593)					74,112,914

TOTAL LONG-TERM INVESTMENTS (cost $1,359,182,403)					2,121,959,310

SHORT-TERM INVESTMENTS — 21.8%
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills (cost $3,699,566)	0.060%	(k)	03/20/14(g)	3,700	3,699,526

				Shares
AFFILIATED MUTUAL FUNDS — 21.7%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $98,578,461) (Note 4)(i)				10,287,849	95,779,870
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $446,488,086; includes $91,648,093 of cash collateral received for securities on loan) (Note 4)(i)(j)				446,488,086	446,488,086

TOTAL AFFILIATED MUTUAL FUNDS (cost $545,066,547)					542,267,956

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14			Barclays Capital Group	22,670	229
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14			Citibank Global Markets	27,775	280
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14			Citibank Global Markets	27,775	280

TOTAL OPTIONS PURCHASED (cost $82,826)					789

TOTAL SHORT-TERM INVESTMENTS (cost $548,848,939)					545,968,271

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 106.5% (cost $1,908,031,342)					2,667,927,581

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
SECURITY SOLD SHORT — (0.1)%
U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc. (proceeds received $3,468,281)	3.500%	01/15/42	3,500	$(3,476,758)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 106.4% (cost $1,904,563,061)				2,664,450,823
LIABILITIES IN EXCESS OF OTHER ASSETS(l) — (6.4)%				(160,052,513)

NET ASSETS — 100.0%				$2,504,398,310

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ABS	Asset-Backed Security
BABs	Build America Bonds
CDO	Collateralized Debt Obligation
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
EAFE	Europe, Australasia and Far East
FHLMC	Federal Home Loan Mortgage Corp.
GO	General Obligation
I/O	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
MSCI	Morgan Stanley Capital International
PRFC	Preference Shares
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $89,513,399; cash collateral of $91,648,093 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(c)	Indicates a security or securities that have been deemed illiquid.

(d)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security. Such securities may be post maturity.

(e)	Indicates a restricted security; the aggregate original cost of the restricted securities is $3,962,968. The aggregate value of $4,232,200, is approximately 0.2% of net assets.

(f)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Rate quoted represents yield-to-maturity as of purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(l)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
132	90 Day Euro Dollar	Sept. 2016	$32,420,825	$32,321,850	$(98,975)
839	5 Year U.S. Treasury Notes	Mar. 2014	100,801,381	100,103,188	(698,193)
167	10 Year U.S. Treasury Notes	Mar. 2014	20,733,733	20,548,828	(184,905)
297	S&P 500 E-mini Futures	Mar. 2014	26,413,014	27,340,335	927,321
96	S&P 500 Index Futures	Mar. 2014	42,507,812	44,186,400	1,678,588

					1,623,836

Short Positions:
132	90 Day Euro Dollar	Sept. 2015	32,727,720	32,712,900	14,820
151	U.S. Long Bond	Mar. 2014	19,633,487	19,375,188	258,299
56	U.S. Ultra Bond	Mar. 2014	7,723,137	7,630,000	93,137

					366,256

					$1,990,092

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
1,900	09/14/16	1.206%	3 month LIBOR(2)	$(30,560)	$—	$(30,560)	Deutsche Bank
11,150	02/28/17	0.680%	3 month LIBOR(1)	(69,174)	—	(69,174)	Citigroup Global Markets
6,325	08/31/17	0.751%	3 Month LIBOR(2)	83,959	—	83,959	Bank of Nova Scotia
2,634	05/17/18	0.989%	3 month LIBOR(2)	56,942	—	56,942	Credit Suisse First Boston Corp.

				$41,167	$—	$41,167

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
8,655	02/28/18	1.649%	3 month LIBOR(2)	$189	$(79,330)	$(79,519)
4,205	11/27/18	1.592%	3 month LIBOR(2)	169	32,061	31,892
6,400	08/31/20	2.085%	3 month LIBOR(2)	188	118,335	118,147
7,625	08/31/20	2.219%	3 month LIBOR(2)	196	76,034	75,838
5,965	08/31/20	2.220%	3 month LIBOR(2)	186	59,115	58,929
1,385	08/31/20	2.490%	3 month LIBOR(2)	158	(10,099)	(10,257)
1,360	01/22/22	2.785%	3 month LIBOR(2)	158	(4,606)	(4,764)
2,155	01/31/22	2.505%	3 month LIBOR(2)	163	38,560	38,397
15,350	08/05/23	0.238%	3 month LIBOR(1)	—	(213,315)	(213,315)
6,140	08/06/23	4.210%	3 month LIBOR(1)	—	(82,802)	(82,802)
5,905	10/28/23	4.220%	3 month LIBOR(1)	177	(138,782)	(138,959)

				$1,584	$(204,829)	$(206,413)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-Traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.21.V1	12/20/18	1.000%	$46,250	$(467,199)	$(827,490)	$(360,291)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
Bunge Ltd. Finance Corp.	06/20/14	0.650%	1,110	$(2,905)	$—	$(2,905)	JPMorgan Chase
Newell Rubbermaid, Inc.	06/20/18	1.000%	1,600	(41,402)	—	(41,402)	Morgan Stanley
Simon Property Group LP	06/20/18	0.970%	2,700	(62,630)	—	(62,630)	Morgan Stanley

				$(106,937)	$—	$(106,937)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V5	12/20/16	5.000%	1,200	$112,179	$50,007	$62,172	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V5	12/20/16	5.000%	3,120	291,665	133,918	157,747	Deutsche Bank
CDX.NA.HY.17.V5	12/20/16	5.000%	4,320	403,844	189,300	214,544	Deutsche Bank

				$807,688	$373,225	$434,463

The Portfolio entered into credit default swaps as the protection seller on credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index of (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,285,156,020	$167,629,974	$—
Exchange Traded Fund	2,625,399	—	—
Preferred Stocks	545,000	1,066,386	—
Asset-Backed Securities
Collateralized Debt Obligations	—	413,522	—
Collateralized Loan Obligations	—	27,423,065	—
Non-Residential Mortgage-Backed Securities	—	10,477,462	—
Residential Mortgage-Backed Securities	—	8,744,415	—
Bank Loans	—	8,503,541	—
Commercial Mortgage-Backed Securities	—	86,960,809	—
Corporate Bonds	—	199,583,641	3,974,204
Municipal Bonds	—	12,299,428	—
Non-Corporate Foreign Agencies	—	18,689,410	—
Non-Corporate Sovereigns	—	5,747,942	—
Residential Mortgage-Backed Securities	—	5,354,499	—
U.S. Government Agency Obligations	—	202,651,679	—
U.S. Treasury Obligations	—	77,812,440	—
Affiliated Mutual Funds	542,267,956	—	—
Options Purchased	—	789	—
U.S. Government Agency Obligation Security Sold Short	—	(3,476,758)	—
Other Financial Instruments*
Futures Contracts	1,990,092	—	—
Interest Rate Swaps Agreements	(206,413)	41,167	—
Credit Default Swap Agreements	(360,291)	327,526	—

Total	$1,832,017,763	$830,250,937	$3,974,204

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

Affiliated Mutual Funds (including 3.7% of collateral received for securities on loan)	21.7%
U.S. Government Agency Obligations	8.1
Oil, Gas & Consumable Fuels	4.8
Pharmaceuticals	3.6
Commercial Mortgage-Backed Securities	3.5
U.S. Treasury Obligations	3.1
Diversified Financial Services	2.7
Insurance	2.6
Commercial Banks	2.4
Banking	2.2
Computers & Peripherals	2.1
Media	2.1
IT Services	1.9
Software	1.8
Chemicals	1.6
Internet Software & Services	1.6
Aerospace & Defense	1.5
Food & Staples Retailing	1.4
Industrial Conglomerates	1.4
Diversified Telecommunication Services	1.3
Beverages	1.3
Capital Markets	1.3
Biotechnology	1.3
Real Estate Investment Trusts	1.2
Specialty Retail	1.2

Healthcare Providers & Services	1.1%
Collateralized Loan Obligations	1.1
Household Products	1.1
Tobacco	1.1
Healthcare Equipment & Supplies	1.1
Semiconductors & Semiconductor Equipment	1.0
Food Products	1.0
Machinery	1.0
Hotels, Restaurants & Leisure	1.0
Energy Equipment & Services	1.0
Communications Equipment	0.9
Electric Utilities	0.9
Internet & Catalog Retail	0.8
Non-Corporate Foreign Agencies	0.7
Multi-Utilities	0.7
Automobiles	0.7
Metals & Mining	0.6
Residential Mortgage-Backed Securities	0.6
Telecommunications	0.6
Consumer Finance	0.5
Road & Rail	0.5
Municipal Bonds	0.5
Textiles, Apparel & Luxury Goods	0.5
Air Freight & Logistics	0.4
Electrical Equipment	0.4
Electric	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A27

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Industry table (cont.)
Non-Residential Mortgage-Backed Securities	0.4%
Healthcare & Pharmaceutical	0.4
Multiline Retail	0.4
Foods	0.4
Airlines	0.4
Cable	0.3
Auto Components	0.3
Electronic Equipment, Instruments & Components	0.3
Household Durables	0.3
Life Sciences Tools & Services	0.3
Commercial Services & Supplies	0.3
Lodging	0.3
Non-Captive Finance	0.3
Capital Goods	0.3
Energy – Other	0.2
Trading Companies & Distributors	0.2
Non-Corporate Sovereigns	0.2
Media & Entertainment	0.2
Automotive	0.2
Wireless Telecommunication Services	0.2
Construction & Engineering	0.2
Healthcare Insurance	0.2
Metals	0.1
Professional Services	0.1
Paper	0.1

Industry table (cont.)
Technology	0.1%
Containers & Packaging	0.1
Retailers	0.1
Building Products	0.1
Exchange Traded Fund	0.1
Packaging	0.1
Real Estate Management & Development	0.1
Personal Products	0.1
Pipelines & Other	0.1
Leisure Equipment & Products	0.1
Consumer	0.1
Railroads	0.1
Brokerage	0.1
Paper & Forest Products	0.1
Transportation Infrastructure	0.1
Office Electronics	0.1
Gas Utilities	0.1
Building Materials & Construction	0.1
Healthcare Technology	0.1
Independent Power Producers & Energy Traders	0.1

106.5
Short Sales – U.S. Government Agency Obligation	(0.1)
Liabilities in excess of other assets	(6.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for swap agreements	$373,225		—	$—
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	434,463		Unrealized depreciation on over-the-counter swap agreements	106,937
Credit contracts	—	—		Due from broker — variation margin	360,291	*
Equity contracts	Due from broker — variation margin	2,605,909	*	—	—
Interest rate contracts	Unaffiliated investments	789		—	—
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	140,901		Unrealized depreciation on over-the-counter swap agreements	99,734
Interest rate contracts	Due from broker — variation margin	689,459	*	Due from broker — variation margin	1,511,689	*

Total		$4,244,746			$2,078,651

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts cleared through an exchange. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(280,315)	$(280,315)
Equity contracts	8,191	—	—	11,121,860	—	11,130,051
Interest rate contracts	—	(212,653)	18,490	(1,412,757)	544,224	(1,062,696)

Total	$8,191	$(212,653)	$18,490	$9,709,103	$263,909	$9,787,040

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights**	Options Purchased**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(29,662)	$(29,662)
Equity contracts	(690)	—	2,955,956	—	2,955,266
Interest rate contracts	—	(82,037)	(930,865)	389,775	(623,127)

Total	$(690)	$(82,037)	$2,025,091	$360,113	$2,302,477

**	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Options Written (Premiums Received)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$104,487	$10,250	$169,940,310	$32,994,674

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$111,858	$43,738	$6,912

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$89,513,399	$—	$—	$89,513,399
Exchange-traded and cleared derivatives	237,238	—	—	237,238
Over-the-counter derivatives*	576,153	(789)	—	575,364

				90,326,001

Liabilities:
Securities sold short	(3,476,758)	3,476,758	—	—
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	(206,671)	—	—	(206,671)

				(206,671)

Collateral Amounts Pledged/(Received):
Securities on loan				(89,513,399)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				(341,731)

Net Amount				$264,200

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A29

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $89,513,399:
Unaffiliated investments (cost $1,362,964,795)	$2,125,659,625
Affiliated investments (cost $545,066,547)	542,267,956
Cash	64,981
Foreign currency, at value (cost $453,660)	456,645
Receivable for investments sold	15,914,100
Dividends and interest receivable	6,360,474
Unrealized appreciation on swap agreements	575,364
Premiums paid for swap agreements	373,225
Due from broker-variation margin	237,238
Tax reclaim receivable	142,816
Prepaid expenses	22,127
Receivable for Series shares sold	11,178

Total Assets	2,692,085,729

LIABILITIES
Collateral for securities on loan	91,648,093
Payable for investments purchased	90,484,272
Securities sold short, at value (proceeds received $3,468,281)	3,476,758
Management fee payable	1,157,066
Payable for Series shares repurchased	416,840
Accrued expenses and other liabilities	296,793
Unrealized depreciation on swap agreements	206,671
Affiliated transfer agent fee payable	926

Total Liabilities	187,687,419

NET ASSETS	$2,504,398,310

Net assets were comprised of:
Paid-in capital	$1,580,090,082
Retained earnings	924,308,228

Net assets, December 31, 2013	$2,504,398,310

Net asset value and redemption price per share, $2,504,398,310 / 121,368,729 outstanding shares of beneficial interest	$20.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $185,692)	$29,587,703
Interest income	26,581,239
Affiliated dividend income	1,888,130
Affiliated income from securities loaned, net	195,590

58,252,662

EXPENSES
Management fee	13,206,907
Custodian’s fees and expenses	386,000
Shareholders’ reports	260,000
Audit fee	37,000
Trustees’ fees	32,000
Insurance expenses	29,000
Legal fees and expenses	14,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	52,521

Total expenses	14,033,428

NET INVESTMENT INCOME	44,219,234

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	89,090,519
Futures transactions	9,709,103
Swap agreement transactions	263,909
Written options	18,490
Foreign currency transactions	(61,119)

99,020,902

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $3,105,162)	212,207,613
Securities sold short	(821)
Futures	2,025,091
Swap agreements	360,113
Foreign currencies	9,181

214,601,177

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	313,622,079

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$357,841,313

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$44,219,234	$48,100,637
Net realized gain on investment and foreign currency transactions	99,020,902	40,776,625
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	214,601,177	152,480,681

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	357,841,313	241,357,943

DISTRIBUTIONS	—	(47,221,872)

SERIES SHARE TRANSACTIONS:
Series shares sold [937,002 and 580,731 shares, respectively]	18,092,234	10,042,436
Series shares issued in reinvestment of distributions [0 and 2,817,534 shares, respectively]	—	47,221,872
Series shares repurchased [8,251,336 and 8,997,150 shares, respectively]	(158,563,701)	(155,986,711)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(140,471,467)	(98,722,403)

TOTAL INCREASE IN NET ASSETS	217,369,846	95,413,668
NET ASSETS:
Beginning of year	2,287,028,464	2,191,614,796

End of year	$2,504,398,310	$2,287,028,464

SEE NOTES TO FINANCIAL STATEMENTS.

A30

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 89.5% ASSET-BACKED SECURITIES — 11.6%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Collateralized Debt Obligations
Eaton Vance CDO IX Ltd. (Cayman Islands), Series 2007-9A, Class A1A, 144A	0.452%	(a)	04/20/19(b)		444	$442,479

Collateralized Loan Obligations — 4.5%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.422%	(a)	04/20/25		3,300	3,244,532
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class B2, 144A	3.360%		04/20/25		500	490,299
Battalion CLO Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.689%	(a)	10/22/25		1,300	1,283,741
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.472%	(a)	07/15/24		900	880,893
Black Diamond CLO Delaware Corp. (Cayman Islands), Series 2005-1A, Class A1, 144A	0.515%	(a)	06/20/17		1,618	1,609,928
Blue Hill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.767%	(a)	01/15/26		700	697,262
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.394%	(a)	04/17/25		2,600	2,541,105
Carlyle Daytona CLO Ltd. (Cayman Islands), Series 2007-1A, Class A1L, 144A	0.488%	(a)	04/27/21		416	408,823
Flagship CLO (Cayman Islands), Series 2013-7A, Class A1, 144A	1.714%	(a)	01/20/26		2,500	2,490,000
Flatiron CLO Ltd., Series 2013-1A, Class A1, 144A	1.641%	(a)	01/17/26		3,750	3,720,076
Four Corners CLO Ltd. (Cayman Islands), Series 2006-3A, Class A, 144A	0.491%	(a)	07/22/20		987	975,689
Fraser Sullivan CLO Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.713%	(a)	03/15/20		1,500	1,458,469
ING Investment Management CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.384%	(a)	04/15/24		4,200	4,121,715
LCM CLO LP (Cayman Islands), Series 2005-3A, Class A, 144A	0.499%	(a)	06/01/17		150	149,416
LightPoint CLO Ltd., Series 2005-3A, Class A1A, 144A	0.503%	(a)	09/15/17		1,302	1,289,429
Mountain Capital CLO IV Ltd. (Cayman Islands), Series 2005-4A, Class A1L, 144A	0.493%	(a)	03/15/18		433	431,129
North Westerly CLO BV (Netherlands), Series II-A, Class A, 144A	0.721%		09/14/19	EUR	2,671	3,616,071
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	1.718%	(a)	11/22/23		2,800	2,792,807
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class B, 144A	2.438%	(a)	11/22/23		2,700	2,650,304
OCP CLO Ltd. (Cayman Islands), Series 2013-4A, Class A2, 144A	2.052%	(a)	10/24/25		2,200	2,164,078
OHA Intrepid Leveraged Loan Fund CLO Ltd. (Cayman Islands), Series 2011-1AR, Class AR, 144A	1.162%	(a)	04/20/21		4,128	4,098,899
Shackleton CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	3.440%		04/15/25		700	689,749
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.294%	(a)	04/15/25		7,300	7,135,003
Trimaran CLO VI Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	0.492%	(a)	11/01/18		1,414	1,398,983
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.393%	(a)	07/15/25		300	293,939
Wind River CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 144A	1.694%	(a)	01/18/26		3,300	3,281,766

						53,914,105

Non-Residential Mortgage-Backed Securities — 1.6%
Bank One Issuance Trust, Series 2004-C2, Class C2	0.967%	(a)	02/15/17		2,100	2,102,119
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.634%	(a)	03/24/17		2,320	2,315,692
GE Business Loan Trust, Series 2006-1A, Class D, 144A	1.167%	(a)	05/15/34		184	131,229

SEE NOTES TO FINANCIAL STATEMENTS.

A31

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A, 144A	3.540%		10/20/32	2,967	$3,062,447
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	1.067%	(a)	11/15/16	9,800	9,821,511
SVO VOI Mortgage Corp., Series 2012-AA, Class A, 144A	2.000%		09/20/29	1,765	1,760,192

					19,193,190

Residential Mortgage-Backed Securities — 5.5%
ABFC Trust, Series 2004-OPT1, Class M1	1.215%	(a)	08/25/33	1,600	1,499,967
ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM1, Class M1	1.065%	(a)	09/25/33	1,521	1,411,670
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	585	596,855
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1	1.125%	(a)	09/25/34	950	915,689
Argent Securities, Inc., Series 2003-W2, Class M4	5.790%	(a)	09/25/33	2,400	2,231,467
Argent Securities, Inc., Series 2004-W10, Class A2	0.945%	(a)	10/25/34	1,802	1,711,689
Argent Securities, Inc., Series 2004-W6, Class M1	0.715%	(a)	05/25/34	2,159	2,106,663
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE3, Class M1	1.412%	(a)	06/15/33	1,368	1,291,041
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1	1.217%	(a)	01/15/34	235	225,485
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE5, Class M1	1.065%	(a)	08/25/34	2,081	1,996,694
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE2, Class M1	1.066%	(a)	03/25/34	4,784	4,453,453
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE3, Class M2	1.890%	(a)	04/25/34	1,935	1,698,509
CDC Mortgage Capital Trust, Series 2002-HE3, Class M2	3.541%	(a)	03/25/33	224	23,527
Centex Home Equity Loan Trust, Series 2004-B, Class AF6	4.686%		03/25/34	1,216	1,217,123
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2	2.416%	(a)	08/25/32	78	66,890
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	5.121%		07/25/34	641	608,676
FBR Securitization Trust, Series 2005-2, Class M1	0.886%	(a)	09/25/35	3,600	3,382,085
Floating Rate Mortgage Pass-Through Certificates, Series 2001-2, Class M3	3.090%	(a)	10/25/31	492	386,874
Fremont Home Loan Trust, Series 2003-B, Class M1	1.215%	(a)	12/25/33	243	228,651
GSAMP Trust, Series 2004-FM1, Class M1	1.140%	(a)	11/25/33	2,391	2,319,012
HSBC Home Equity Loan Trust, Series 2006-1, Class M1	0.447%	(a)	01/20/36	583	558,814
HSBC Home Equity Loan Trust, Series 2006-2, Class A1	0.317%	(a)	03/20/36	156	152,041
HSBC Home Equity Loan Trust, Series 2006-2, Class A2	0.347%	(a)	03/20/36	189	184,244
Long Beach Mortgage Loan Trust, Series 2004-1, Class M1	0.915%	(a)	02/25/34	4,250	3,957,753
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	125	128,042
MASTR Asset-Backed Securities Trust, Series 2004-WMC1, Class M1	0.945%	(a)	02/25/34	2,381	2,349,087
Merrill Lynch Mortgage Investors Trust, Series 2004-HE2, Class M1	0.965%	(a)	08/25/35	776	686,896
Merrill Lynch Mortgage Investors Trust, Series 2004-OPT1, Class A1A	0.686%	(a)	06/25/35	2,154	2,019,000
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.365%	(a)	05/25/33	1,412	1,314,802
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE3, Class M1	1.185%	(a)	10/25/33	1,090	1,006,222
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.215%	(a)	12/25/33	869	835,059
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-OP1, Class M1	1.035%	(a)	11/25/34	3,688	3,257,144
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC1, Class M1	1.095%	(a)	06/25/34	2,415	2,243,820

SEE NOTES TO FINANCIAL STATEMENTS.

A32

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC2, Class M1	1.080%	(a)	07/25/34		1,908	$1,808,872
New Century Home Equity Loan Trust, Series 2003-4, Class M1	1.290%	(a)	10/25/33		3,219	3,104,922
New Century Home Equity Loan Trust, Series 2004-4, Class M1	0.930%	(a)	02/25/35		3,048	2,716,185
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2	1.365%	(a)	12/25/34		477	468,480
Residential Asset Securities Corp., Series 2004-KS1, Class AI5	5.221%		02/25/34		1,000	1,058,562
Saxon Asset Securities Trust, Series 2002-3, Class M1	1.290%	(a)	12/25/32		199	181,427
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M1	0.945%	(a)	02/25/34		3,601	3,220,716
Specialty Underwriting & Residential Finance Trust, Series 2004-BC1, Class M1	0.930%	(a)	02/25/35		76	71,913
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.906%	(a)	02/25/34		1,596	1,596,851
Structured Asset Investment Loan Trust, Series 2004-2, Class A4	0.870%	(a)	03/25/34		2,297	2,153,416
Structured Asset Investment Loan Trust, Series 2004-7, Class A8	1.365%	(a)	08/25/34		1,400	1,258,698
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-HF2, Class M3	3.165%	(a)	07/25/32		996	924,644
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20		524	533,946

						66,163,576

TOTAL ASSET-BACKED SECURITIES (cost $130,656,086)						139,713,350

BANK LOANS(a) — 3.1%
Automotive — 0.1%
Chrysler Group LLC	3.750%		05/24/17		1,356	1,361,760

Banking — 0.2%
AA Group (United Kingdom)	3.264%		07/31/18	GBP	1,212	1,993,684

Cable
Cequel Communication LLC	3.500%		02/14/19		295	295,951

Capital Goods — 0.1%
Gardner Denver, Inc. (original cost $1,375,306; purchased 07/24/13)	4.750%		07/30/20(b)(c)	EUR	1,047	1,447,483

Chemicals — 0.1%
Ceramtec GmbH (Germany)	4.750%		08/30/20	EUR	690	960,841
Ceramtec GmbH (Germany)	4.750%		08/30/20	EUR	210	292,254

						1,253,095

Electric — 0.1%
Calpine Corp.	4.000%		04/01/18		821	825,261

Financials — 0.2%
Scandlines GmbH (Germany)	4.691%		12/03/20	EUR	2,000	2,785,803

Gaming — 0.2%
CCM Merger, Inc.	5.000%		03/01/17		2,469	2,490,321

Healthcare & Pharmaceutical — 0.7%
Alere, Inc.	3.198%		06/30/16		468	466,329
DaVita, Inc.	4.000%		11/01/19		1,036	1,041,235
HCA, Inc.	2.919%		03/31/17		1,105	1,105,305
HCA, Inc.	2.997%		05/01/18		461	460,728
Quintiles Transnational Corp.	4.000%		06/08/18		1,473	1,471,390
RPI Finance Trust (Luxembourg)	3.250%		09/05/18		3,861	3,864,383

						8,409,370

SEE NOTES TO FINANCIAL STATEMENTS.

A33

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

BANK LOANS(a) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Media & Entertainment — 0.4%
ProSiebenSat 1 Media AG (Germany)	2.970%		07/03/18	EUR	2,805	$3,859,791

Non-Captive Finance — 0.1%
RBS WorldPay, Inc. (United Kingdom)	5.750%		11/29/19	GBP	900	1,498,878

Retailers — 0.3%
Alliance Boots Holdings Ltd. (United Kingdom)	3.970%		07/09/17	GBP	2,000	3,303,636

Technology — 0.4%
First Data Corp.	4.164%		03/24/17		183	183,123
First Data Corp.	4.164%		03/26/18		2,411	2,411,793
Freescale Semiconductor, Inc.	5.000%		02/28/20		1,737	1,754,244
Sensata Technologies BV, Inc. (Netherlands)	3.250%		12/05/19		437	439,347

						4,788,507

Transportation — 0.2%
RAC PLC (original cost $2,404,536; purchased 10/24/12)	5.344%		10/29/19(b)(c)	GBP	1,500	2,505,672

TOTAL BANK LOANS (cost $35,335,529)						36,819,212

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.3%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	5.889%	(a)	07/10/44		1,591	1,730,866
Banc of America Commercial Mortgage Trust, Series 2006-5, Class A2	5.317%		09/10/47		2,204	2,216,466
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A2	5.309%		10/10/45		385	385,349
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A4	5.356%		10/10/45		800	861,267
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A3	5.449%		01/15/49		654	653,609
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.572%	(a)	04/10/49		1,762	1,916,081
Banc of America Commercial Mortgage Trust, Series 2007-4, Class A3	5.813%	(a)	02/10/51		3,749	3,821,904
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A3	5.620%		02/10/51		2,390	2,399,218
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A2	4.735%		09/11/42		11	10,969
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.705%	(a)	12/10/49		1,590	1,778,231
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46		2,800	2,598,789
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class AAB	5.334%	(a)	01/15/46		1,154	1,167,718
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A3	5.293%		12/11/49		2,515	2,561,394
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45		2,000	1,832,762
Commercial Mortgage Pass-Through Certificates, Series 2013-CR11, Class A3	3.983%		10/10/46		3,600	3,608,341
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class A3	3.765%		10/10/46		6,500	6,398,288
Commercial Mortgage Trust, Series 2005-GG3, Class AJ	4.859%	(a)	08/10/42		1,700	1,757,307
Commercial Mortgage Trust, Series 2006-C7, Class A4	5.752%	(a)	06/10/46		4,000	4,349,628
Commercial Mortgage Trust, Series 2007-GG9, Class A2	5.381%		03/10/39		2,560	2,617,652
Commercial Mortgage Trust, Series 2013-CR7, Class A3	2.929%		03/10/46		3,900	3,659,776
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A2	5.760%	(a)	09/15/39		266	265,724

SEE NOTES TO FINANCIAL STATEMENTS.

A34

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A3	5.760%	(a)	09/15/39	10,550	$10,638,225
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.465%	(a)	02/15/39	970	1,036,486
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	1.473%	(a)	05/25/22	29,181	2,744,273
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, I/O	1.512%	(a)	06/25/22	16,607	1,630,060
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, I/O	1.751%	(a)	08/25/16	11,883	370,527
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, I/O	1.783%	(a)	05/25/19	23,349	1,879,163
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, I/O	1.710%	(a)	07/25/19	27,895	2,193,178
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	5.417%		12/10/49	4,979	4,976,488
GS Mortgage Securities Trust, Series 2006-GG6, Class A4	5.553%	(a)	04/10/38	6,700	7,214,594
GS Mortgage Securities Trust, Series 2013-GC12, Class A3	2.860%		06/10/46	4,600	4,272,291
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP4, Class AM	4.999%	(a)	10/15/42	1,820	1,927,580
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A2	5.791%	(a)	06/15/49	4,252	4,284,029
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A3	5.927%	(a)	02/15/51	9,174	9,256,667
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A4	2.611%		12/15/47	2,000	1,836,178
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	4,600	4,293,571
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	4,600	4,210,877
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	5.263%	(a)	11/15/40	2,100	2,250,854
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	5.300%		11/15/38	880	912,269
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A3	5.859%	(a)	06/12/50	526	541,654
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A2	5.112%		12/12/49	483	483,100
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A2	5.590%		09/12/49	777	777,822
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A3	3.968%	(a)	07/15/46	4,800	4,882,800
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A3	3.973%		10/15/46	3,600	3,641,947
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,700	1,592,127
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834%		05/15/46	2,300	2,131,716
Morgan Stanley Capital I Trust, Series 2006-T23, Class A3	5.807%	(a)	08/12/41	1,318	1,324,661
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class AAB	5.654%	(a)	04/15/49	4,150	4,305,069
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	2,300	2,143,957
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	4,600	4,310,485
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	3,800	3,568,850
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX	5.179%	(a)	07/15/42	3,145	3,337,518
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2	5.500%		10/15/48	69	69,439

SEE NOTES TO FINANCIAL STATEMENTS.

A35

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	5.509%		04/15/47(d)	5,150	$5,620,896
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.733%	(a)	06/15/49	2,716	2,997,077
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A3	5.925%	(a)	02/15/51	3,421	3,463,912
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A2	5.569%		05/15/46	1,973	1,969,559

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $163,670,068)					159,681,238

CORPORATE BONDS — 46.8%
Aerospace & Defense — 0.2%
Textron, Inc., Sr. Unsec’d. Notes	7.250%		10/01/19	2,350	2,720,546

Airlines — 0.5%
Continental Airlines, Inc. Pass-Through Trust, Pass-Through Certificates, Ser. 2001-1, Class A-1	6.703%		06/15/21(b)	2	2,558
Continental Airlines, Inc. Pass-Through Trust, Pass-Through Certificates, Series 2001-1, Class B	7.373%		12/15/15	394	420,489
Continental Airlines, Inc. Pass-Through Trust, Pass-Through Certificates, Series 2007-2, Class A	5.983%		04/19/22	1,591	1,738,097
Continental Airlines, Inc. Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		01/12/21(d)	500	530,797
Delta Air Lines Pass-Through Trust, Pass-Through Certificates, Series 2007-1, Class A	6.821%		08/10/22	1,248	1,407,064
Delta Air Lines Pass-Through Trust, Pass-Through Certificates, Series 2010-2, Class A	4.950%		05/23/19(d)	623	671,591
Delta Air Lines Pass-Through Trust, Pass-Through Certificates, Series 2011-1, Class A	5.300%		04/15/19	648	706,704
United Airlines Pass-Through Trust, Pass-Through Certificates, Series 071A, Class A	6.636%		07/02/22	931	986,931

					6,464,231

Automotive — 1.2%
Cummins, Inc., Sr. Unsec’d. Notes	4.875%		10/01/43	125	125,186
Delphi Corp., Gtd. Notes	5.875%		05/15/19	1,400	1,480,500
Ford Motor Co., Sr. Unsec’d. Notes	4.750%		01/15/43	750	676,406
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.375%		01/16/18	2,225	2,247,161
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.984%		06/15/16	375	398,775
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.207%		04/15/16	4,630	4,933,441
General Motors Co., Sr. Unsec’d. Notes, 144A	4.875%		10/02/23	1,350	1,366,875
General Motors Co., Sr. Unsec’d. Notes, 144A	6.250%		10/02/43	1,885	1,958,044
Harley-Davidson Funding Corp., Gtd. Notes, MTN, 144A	5.750%		12/15/14	660	689,282

					13,875,670

Banking — 10.5%
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22	3,202	2,970,412
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	3.875%		09/27/22(d)	1,730	1,607,955
Bank of America Corp., Jr. Sub. Notes, Series K	8.000%	(a)	12/29/49(d)	3,500	3,878,000
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	4,275	4,045,291
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,775	2,009,043
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	4,590	5,240,825
Bank of America Corp., Sr. Unsec’d. Notes, Series 1	3.750%		07/12/16	1,340	1,424,577
Bank of America NA, Sub. Notes	5.300%		03/15/17	790	870,755
Barclays Bank PLC, Sr. Unsec’d. Notes	6.750%		05/22/19(d)	1,610	1,940,486
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	7.250%		02/01/18	1,575	1,885,859
Capital One Financial Corp., Sr. Unsec’d. Notes	5.250%		02/21/17	2,460	2,659,796
Capital One Financial Corp., Sub. Notes	6.150%		09/01/16	700	782,937
Citigroup, Inc., Sr. Unsec’d. Notes	6.125%		11/21/17	2,050	2,363,053

SEE NOTES TO FINANCIAL STATEMENTS.

A36

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Citigroup, Inc., Sr. Unsec’d. Notes	6.125%		05/15/18(d)	2,500	$2,893,223
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39(d)	4,120	5,779,075
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	1,375	1,762,185
Discover Bank, Sub. Notes	7.000%		04/15/20	2,005	2,331,789
Euasian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, 144A	5.000%		09/26/20	1,600	1,628,000
Fifth Third Bank, Sr. Unsec’d. Notes	1.450%		02/28/18	3,275	3,191,203
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	4,200	4,727,890
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.000%		06/15/20	2,420	2,774,716
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.150%		04/01/18	1,355	1,553,747
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		09/01/17	3,195	3,657,828
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	2,195	2,529,518
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	440	489,520
HSBC Holdings PLC (United Kingdom), Sub. Notes	6.500%		09/15/37	1,625	1,921,946
Huntington Bancshares, Inc., Sub. Notes	7.000%		12/15/20(d)	260	301,506
ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A	7.250%	(a)	08/29/49	2,380	2,225,300
ING Bank NV (Netherlands), Unsec’d. Notes, 144A	2.000%		09/25/15	770	782,757
Intesa Sanpaolo SpA, Sr. Unsec’d. Notes	3.125%		01/15/16	1,625	1,655,976
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(a)	04/29/49(d)	6,130	6,758,325
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.150%		07/05/16	2,245	2,353,618
JPMorgan Chase & Co., Sr. Unsec’d. Notes	3.250%		09/23/22	500	479,161
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	600	636,022
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.400%		07/22/20	5,100	5,482,291
JPMorgan Chase & Co., Sub. Notes	5.625%		08/16/43	675	713,322
KeyCorp, Sr. Unsec’d. Notes, MTN	5.100%		03/24/21(d)	1,155	1,262,315
Krung Thai Bank PCL (Thailand), Bank Gtd. Notes	7.378%	(a)	10/29/49	1,590	1,613,799
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	5.800%		01/13/20	2,650	3,038,143
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	1.850%		03/21/18(d)	1,125	1,096,504
Morgan Stanley, Notes, GMTN	5.450%		01/09/17	4,035	4,474,819
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	5.500%		07/28/21	3,830	4,279,864
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19	2,635	2,995,168
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	1,920	2,172,027
Northern Trust Corp., Sub. Notes	3.950%		10/30/25(d)	3,025	2,947,847
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%		12/06/22	1,675	1,583,558
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec’d. Notes	2.550%		09/18/15	625	639,223
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000%		09/24/15	950	981,017
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	4.625%		04/19/16	525	559,835
State Street Corp., Jr. Sub. Debs	4.956%		03/15/18	3,025	3,281,823
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes	3.000%		01/18/23(d)	2,250	2,087,838
US Bancorp, Jr. Sub. Notes	3.442%		02/01/16	4,120	4,297,518

					125,619,205

Brokerage — 0.2%
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	650	644,531
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(j)	6.875%		05/02/18	2,740	592,525
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16	950	957,854

					2,194,910

Building Materials & Construction — 1.1%
Building Materials Corp. of America, Gtd. Notes, 144A (original cost $1,800,725; purchased 05/09/13)	7.500%		03/15/20(c)	1,615	1,744,200
Cemex Espana Luxembourg, Sr. Sec’d. Notes	9.875%		04/30/19	1,000	1,142,500
Cemex Finance LLC, Sr. Sec’d. Notes, 144A	9.875%		04/30/19(d)	1,360	1,553,800
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850%		02/01/23	594	564,300
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A	5.125%		06/26/22(d)	2,000	1,957,500
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A	7.125%		06/26/42	1,540	1,422,575
Toll Brothers Finance Corp., Gtd. Notes	5.150%		05/15/15	4,695	4,900,406

					13,285,281

SEE NOTES TO FINANCIAL STATEMENTS.

A37

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Cable — 1.9%
Columbus International, Inc. (Barbados), Sr. Sec’d. Notes, 144A (original cost $410,238; purchased 09/13/12)	11.500%	11/20/14(b)(c)		370	$398,675
CSC Holdings LLC, Sr. Unsec’d. Notes	6.750%	11/15/21(d)		2,225	2,397,438
CSC Holdings LLC, Sr. Unsec’d. Notes	8.625%	02/15/19		1,610	1,887,725
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.500%	03/01/16		2,825	2,965,371
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.550%	03/15/15		275	284,066
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%	03/15/42		1,375	1,234,890
DISH DBS Corp., Gtd. Notes	6.625%	10/01/14		1,400	1,456,000
Nara Cable Funding Ltd. (Spain), Sr. Sec’d. Notes, RegS	8.875%	12/01/18	EUR	800	1,193,099
NBCUniversal Media LLC, Gtd. Notes	4.375%	04/01/21		1,350	1,428,870
NBCUniversal Media LLC, Gtd. Notes	4.450%	01/15/43(d)		2,675	2,396,329
TCI Communications, Inc., Sr. Unsec’d. Notes	7.875%	02/15/26		750	971,611
Time Warner Cable, Inc., Gtd. Notes	6.750%	07/01/18(d)		2,620	2,938,168
Videotron Ltd. (Canada), Gtd. Notes	9.125%	04/15/18		953	998,268
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.000%	04/15/21	GBP	1,050	1,786,572

					22,337,082

Capital Goods — 1.4%
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%	07/15/22		1,375	1,466,094
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,098,609; purchased 05/30/13)	6.700%	06/01/34(b)(c)		920	1,021,209
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $996,365; purchased 05/14/13)	7.000%	10/15/37(b)(c)		770	911,236
General Electric Co., Sr. Unsec’d. Notes	4.125%	10/09/42		1,275	1,177,919
Hertz Corp. (The), Gtd. Notes	6.750%	04/15/19(d)		1,500	1,616,250
Ingersoll-Rand Global Holding Co. Ltd., Gtd. Notes, 144A	5.750%	06/15/43		425	431,363
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $474,815; purchased 07/10/12)	2.500%	07/11/14(b)(c)		475	478,866
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $2,022,003; purchased 09/24/12)	2.500%	03/15/16(b)(c)		2,025	2,074,647
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $674,345; purchased 05/08/12)	3.125%	05/11/15(b)(c)		675	694,224
Pentair Finance SA, Gtd. Notes	1.875%	09/15/17		625	617,459
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200%	01/15/98		1,100	945,700
United Rentals North America, Inc., Gtd. Notes	7.625%	04/15/22		1,700	1,889,125
United Technologies Corp., Sr. Unsec’d. Notes	4.500%	06/01/42		1,675	1,626,571
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21		1,960	2,043,180

					16,993,843

Chemicals — 1.5%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	4.900%	06/01/43(d)		1,300	1,203,804
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	6.125%	01/15/41		450	484,350
Ashland, Inc., Gtd. Notes	4.750%	08/15/22(d)		875	831,250
CF Industries, Inc., Gtd. Notes	4.950%	06/01/43(d)		675	614,322
CF Industries, Inc., Gtd. Notes	6.875%	05/01/18		380	440,729
CF Industries, Inc., Gtd. Notes	7.125%	05/01/20		300	351,643
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39(d)		1,252	1,870,374
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000%	11/15/21		3,550	4,082,898
Mexichem SAB de CV, Sr. Unsec’d. Notes, 144A	4.875%	09/19/22		850	833,000
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%	11/15/33		655	667,345
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43		1,395	1,415,202
Sibur Securities Ltd. (Russia), Gtd. Notes, 144A	3.914%	01/31/18		1,050	1,025,063
Union Carbide Corp., Sr. Unsec’d. Notes	7.875%	04/01/23		3,058	3,643,136

					17,463,116

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Consumer — 0.2%
Service Corp. International, Sr. Unsec’d. Notes	7.625%		10/01/18	2,000	$2,300,000

Electric — 3.2%
AES Corp. (The), Sr. Unsec’d. Notes	8.000%		10/15/17	4,000	4,700,000
AES Corp. (The), Sr. Unsec’d. Notes	9.750%		04/15/16(d)	775	912,563
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	3.350%		07/01/23	550	528,058
Calpine Corp., Sr. Sec’d. Notes, 144A	7.500%		02/15/21	1,108	1,209,105
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%		12/01/20	2,500	2,729,235
Duke Energy Corp., Sr. Unsec’d. Notes	2.100%		06/15/18(d)	3,775	3,753,328
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%		05/15/35	2,325	2,411,850
Enel Finance International NV (Netherlands), Gtd. Notes, 144A	6.000%		10/07/39	1,450	1,390,746
Enersis SA (Chile), Sr. Unsec’d. Notes	7.375%		01/15/14	1,700	1,703,237
Exelon Corp., Sr. Unsec’d. Notes	4.900%		06/15/15(d)	500	527,152
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.200%		10/01/17(d)	1,930	2,180,989
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	6.250%		10/01/39(d)	1,900	1,925,435
FirstEnergy Corp., Sr. Unsec’d. Notes	2.750%		03/15/18	1,800	1,768,626
Iberdrola International BV (Spain), Gtd. Notes	6.750%		09/15/33	1,150	1,215,176
NRG Energy, Inc., Gtd. Notes	6.625%		03/15/23(d)	2,750	2,770,625
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.600%		06/15/43(d)	1,950	1,860,754
South Carolina Electric & Gas Co., First Mortgage	4.600%		06/15/43	2,025	1,978,658
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	6.650%		05/15/18	1,953	2,205,398
Westar Energy, Inc., First Mortgage	4.100%		04/01/43	475	430,277
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%		04/01/17	1,947	2,145,156

					38,346,368

Energy – Integrated — 1.0%
Cenovus Energy, Inc., Sr. Unsec’d. Notes	4.450%		09/15/42	1,825	1,643,321
LUKOIL international Finance BV (Netherlands), Gtd. Notes, 144A	7.250%		11/05/19	1,300	1,501,500
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%		01/26/19	870	876,525
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	7.250%		12/12/21(d)	1,340	1,420,400
Pacific Rubiales Energy Corp. (Colombia), Notes	7.250%		12/12/21	340	360,400
Reliance Holdings USA, Inc. (India), Gtd. Notes, RegS	5.400%		02/14/22	500	505,671
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A	5.400%		02/14/22	1,860	1,881,096
Rosneft Finance SA (Russia), Gtd. Notes, 144A	6.625%		03/20/17	585	646,425
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500%		11/14/22	2,725	2,534,250

					11,369,588

Energy – Other — 1.5%
Afren PLC (United Kingdom), Sr. Sec’d. Notes, RegS	11.500%		02/01/16	600	687,000
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375%		09/15/17	3,265	3,748,445
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%		09/15/36	1,450	1,628,256
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%		06/15/19	250	297,558
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	7.936%	(e)	10/10/36	2,000	714,180
Cameron International Corp., Sr. Unsec’d. Notes	7.000%		07/15/38	450	544,108
Nabors Industries, Inc., Gtd. Notes	4.625%		09/15/21	1,650	1,651,934
Noble Energy Inc, Sr. Unsec’d. Notes	5.250%		11/15/43	430	429,649
Noble Energy, Inc., Sr. Unsec’d. Notes	6.000%		03/01/41	1,530	1,635,992
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%		05/01/18	1,750	2,049,094
Precision Drilling Corp. (Canada), Gtd. Notes	6.625%		11/15/20	1,000	1,067,500
Transocean, Inc., Gtd. Notes	2.500%		10/15/17(d)	1,075	1,086,389
Weatherford International Ltd., Gtd. Notes	5.125%		09/15/20	1,165	1,251,511
Weatherford International Ltd., Gtd. Notes	5.950%		04/15/42	1,550	1,553,007

					18,344,623

Foods — 1.4%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes(f)	7.750%		01/15/19	1,640	2,047,801
ARAMARK Corp., Gtd. Notes, 144A	5.750%		03/15/20(d)	1,350	1,410,750

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods (continued)
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	3.950%	05/22/23	275	$237,875
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750%	10/01/18(d)	375	381,608
Corp. Pesquera Inca SAC, Gtd. Notes, 144A	9.000%	02/10/17	1,000	995,000
Cott Beverages, Inc., Gtd. Notes	8.125%	09/01/18	3,356	3,624,480
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $1,226,925; purchased 12/08/11)	7.250%	06/01/21(b)(c)(d)	1,330	1,386,525
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	5.000%	06/04/42	900	887,213
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	12.250%	02/10/22	725	833,750
Sigma Alimentos SA de CV, Gtd. Notes	5.625%	04/14/18	950	1,026,000
Stater Brothers Holdings, Inc., Gtd. Notes	7.750%	04/15/15	2,200	2,205,544
Tyson Foods, Inc., Gtd. Notes	6.600%	04/01/16	1,000	1,116,257

				16,152,803

Gaming — 0.1%
Pinnacle Entertainment, Inc., Gtd. Notes	7.500%	04/15/21	1,550	1,681,750

Healthcare & Pharmaceutical — 2.1%
AbbVie, Inc., Sr. Unsec’d. Notes	4.400%	11/06/42	850	792,773
Actavis PLC, Sr. Unsec’d. Notes	4.625%	10/01/42	700	636,860
Amgen, Inc., Sr. Unsec’d. Notes	5.150%	11/15/41	2,515	2,505,659
Amgen, Inc., Sr. Unsec’d. Notes	5.375%	05/15/43	115	118,072
CHS/Community Health Systems, Inc., Gtd. Notes	8.000%	11/15/19	2,500	2,712,500
Express Scripts Holding Co., Gtd. Notes	2.750%	11/21/14	3,750	3,822,319
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650%	12/01/41(d)	250	278,309
HCA, Inc., Gtd. Notes	8.000%	10/01/18(d)	2,250	2,657,813
HCA, Inc., Sr. Unsec’d. Notes	6.375%	01/15/15	1,000	1,050,000
HCA, Inc., Sr. Unsec’d. Notes, MTN	9.000%	12/15/14	320	342,400
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.750%	08/23/22	225	217,944
LifePoint Hospitals, Inc., Gtd. Notes	6.625%	10/01/20	1,000	1,065,000
Merck & Co, Inc., Sr. Unsec’d. Notes	4.150%	05/18/43(d)	2,075	1,895,699
Pfizer, Inc., Sr. Unsec’d. Notes	4.300%	06/15/43(d)	1,550	1,457,543
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.875%	12/01/18	1,500	1,605,000
Valeant Pharmaceuticals International, Inc., Sr. Unsec’d. Notes, 144A	6.750%	08/15/18(d)	2,000	2,197,500
Zoetis, Inc., Sr. Unsec’d. Notes, 144A	4.700%	02/01/43	1,525	1,425,355

				24,780,746

Healthcare Insurance — 1.2%
Aetna, Inc., Sr. Unsec’d. Notes	6.750%	12/15/37	1,900	2,317,099
Cigna Corp., Sr. Unsec’d. Notes	4.375%	12/15/20	745	792,646
Cigna Corp., Sr. Unsec’d. Notes	5.375%	03/15/17	2,125	2,354,815
Cigna Corp., Sr. Unsec’d. Notes	5.875%	03/15/41	750	827,289
Coventry Health Care, Inc., Sr. Unsec’d. Notes	6.125%	01/15/15	4,025	4,250,545
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	4.250%	03/15/43	1,200	1,076,916
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.500%	06/15/37	760	901,650
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%	11/15/37	195	235,922
WellPoint, Inc., Sr. Unsec’d. Notes	4.625%	05/15/42	525	485,212
WellPoint, Inc., Sr. Unsec’d. Notes	4.650%	01/15/43	1,225	1,134,107

				14,376,201

Insurance — 3.3%
Allied World Assurance Co. Ltd., Gtd. Notes	5.500%	11/15/20	430	465,047
Allied World Assurance Co. Ltd., Gtd. Notes	7.500%	08/01/16	2,475	2,841,295
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%	06/15/43	375	354,815
American International Group, Inc., Sr. Unsec’d. Notes	5.050%	10/01/15	315	337,379
American International Group, Inc., Sr. Unsec’d. Notes, MTN	5.850%	01/16/18	3,700	4,244,085
American International Group, Inc., Sr. Unsec’d. Notes(f)	6.400%	12/15/20	950	1,122,768
American International Group, Inc., Sr. Unsec’d. Notes	8.250%	08/15/18	2,005	2,508,014
Axis Capital Holdings Ltd., Sr. Unsec’d. Notes	5.750%	12/01/14	3,350	3,500,241

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Insurance (continued)
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes(f)	3.000%	02/11/23	1,850	$1,747,083
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	4.500%	02/11/43(d)	1,350	1,248,002
Chubb Corp. (The), Jr. Sub. Notes	6.375%(a)	03/29/67(d)	1,775	1,921,438
Endurance Specialty Holdings Ltd., Sr. Unsec’d. Notes	7.000%	07/15/34	1,350	1,492,001
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%	04/15/22	500	544,606
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	6.500%	03/15/35(d)	1,030	1,124,525
Lincoln National Corp., Jr. Sub. Notes	6.050%(a)	04/20/67	350	347,375
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%	06/15/40	1,265	1,584,884
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%	07/01/19	1,265	1,628,252
Markel Corp., Sr. Unsec’d. Notes	5.000%	03/30/43	350	327,318
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A	8.875%	06/01/39	1,200	1,719,674
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	5.000%(a)	10/18/42	850	877,625
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%	03/30/40	500	561,755
Ohio National Financial Services, Inc., Sr. Notes, 144A	6.375%	04/30/20	850	942,451
Principal Financial Group, Inc., Gtd. Notes	4.625%	09/15/42	150	140,926
Progressive Corp. (The), Jr. Sub. Notes	6.700%(a)	06/15/37	1,015	1,096,200
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%	12/16/39	2,310	2,851,439
Unum Group, Sr. Unsec’d. Notes	5.625%	09/15/20	500	548,073
Willis Group Holdings PLC, Gtd. Notes	4.125%	03/15/16	1,280	1,340,076
XL Group PLC (Ireland), Jr. Sub. Notes	6.500%(a)	12/31/49(d)	1,880	1,849,450
XL Group PLC (Ireland), Sr. Unsec’d. Notes	5.250%	09/15/14	140	144,298

				39,411,095

Lodging — 0.3%
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%	09/15/22	1,325	1,235,311
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.950%	03/01/17	2,420	2,454,483

				3,689,794

Media & Entertainment — 2.4%
British Sky Broadcasting Group PLC, Gtd. Notes, 144A	6.100%	02/15/18	210	239,074
CBS Corp., Gtd. Notes (original cost $1,253,820; purchased 09/21/12)	4.850%	07/01/42(b)(c)	1,200	1,081,261
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	9.125%	08/01/18	2,300	2,495,500
Historic TW, Inc., Gtd. Notes	6.625%	05/15/29	1,837	2,108,384
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250%	02/01/30(d)	2,250	2,396,250
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	6.000%	07/18/20	775	829,250
News America, Inc., Gtd. Notes	6.150%	03/01/37	460	505,581
News America, Inc., Gtd. Notes	6.150%	02/15/41(d)	1,430	1,593,771
News America, Inc., Gtd. Notes	6.900%	08/15/39	65	77,470
News America, Inc., Gtd. Notes	7.625%	11/30/28	1,415	1,755,084
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	4.950%	04/01/14	7,000	7,070,000
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	8.600%	08/15/16	4,750	5,498,125
Time Warner Cos., Inc., Gtd. Notes	6.950%	01/15/28	532	627,672
Time Warner Cos., Inc., Gtd. Notes	7.250%	10/15/17	1,440	1,716,633
Viacom, Inc., Sr. Unsec’d. Notes	4.500%	02/27/42(d)	95	81,051
Viacom, Inc., Sr. Unsec’d. Notes	4.875%	06/15/43	275	248,773
Viacom, Inc., Sr. Unsec’d. Notes	5.850%	09/01/43	625	657,014

				28,980,893

Metals — 1.0%
Berau Capital Resources Pte Ltd., Sr. Sec’d. Notes, RegS	12.500%	07/08/15	1,600	1,688,000
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%	09/30/43	1,250	1,270,926
Newmont Mining Corp., Gtd. Notes	6.250%	10/01/39	75	66,339
Peabody Energy Corp., Gtd. Notes	6.000%	11/15/18(d)	4,075	4,339,875
PT Adaro Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	7.625%	10/22/19	745	785,975
Southern Copper Corp., Sr. Unsec’d. Notes	6.750%	04/16/40	990	958,580

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Metals (continued)
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%		07/27/35		550	$573,138
Vedanta Resources PLC, Sr. Notes, 144A	6.000%		01/31/19		1,050	1,015,875
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	2.850%		11/10/14		1,825	1,850,331

						12,549,039

Non-Captive Finance — 2.8%
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/15/22		1,350	1,316,250
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500%		02/15/19(d)		4,000	4,290,000
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	5.875%		01/14/38(d)		675	768,902
General Electric Capital Corp., Sr. Unsec’d. Notes, GMTN(f)	6.000%		08/07/19		6,315	7,409,465
General Electric Capital Corp., Sub. Notes	5.300%		02/11/21(d)		1,185	1,325,565
HSBC Finance Corp., Sub. Notes	6.676%		01/15/21		295	338,966
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	6.500%		09/01/14		2,875	2,972,031
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%		05/15/16		1,125	1,205,156
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250%		05/15/19		1,400	1,515,500
Nelnet, Inc., Jr. Sub. Notes	3.622%	(a)	09/29/36		3,775	2,765,188
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A	0.970%	(a)	07/03/33(b)		1,171	974,365
Schahin II Finance Co. SPV Ltd. (Brazil), Sr. Sec’d. Notes, 144A	5.875%		09/25/22(d)		1,820	1,738,291
SLM Corp., Sr. Unsec’d. Notes, MTN	5.050%		11/14/14		4,150	4,284,875
SLM Corp., Sr. Unsec’d. Notes, MTN	6.000%		01/25/17		1,075	1,163,688
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	6.900%		12/15/17(d)		1,000	1,093,000

						33,161,242

Packaging — 0.4%
Ball Corp., Gtd. Notes	6.750%		09/15/20(d)		345	375,188
Greif Luxembourg Finance, Notes, MTN, 144A	7.375%		07/15/21	EUR	1,470	2,376,187
Greif, Inc., Sr. Unsec’d. Notes	7.750%		08/01/19		1,815	2,060,025

						4,811,400

Paper — 0.9%
International Paper Co., Sr. Unsec’d. Notes	6.000%		11/15/41		675	733,020
International Paper Co., Sr. Unsec’d. Notes	7.300%		11/15/39		1,000	1,234,722
International Paper Co., Sr. Unsec’d. Notes	7.950%		06/15/18		1,640	1,992,095
MeadWestvaco Corp., Sr. Unsec’d. Notes	7.375%		09/01/19		4,400	5,222,202
Rock-Tenn Co., Gtd. Notes	4.450%		03/01/19(d)		1,165	1,228,842

						10,410,881

Pipelines & Other — 0.9%
AGL Capital Corp., Gtd. Notes	4.400%		06/01/43		1,050	946,742
Buckeye Partners LP, Sr. Unsec’d. Notes	4.150%		07/01/23(d)		1,760	1,692,312
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes, 144a	4.800%		11/01/43		75	72,512
Enterprise Products Operating LLC, Gtd. Notes	5.700%		02/15/42		900	948,875
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	5.000%		08/15/42		550	507,958
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	7.300%		08/15/33		1,550	1,825,212
NiSource Finance Corp., Gtd. Notes	4.800%		02/15/44		300	270,680
NiSource Finance Corp., Gtd. Notes	5.450%		09/15/20		1,345	1,495,628
ONEOK Partners LP, Gtd. Notes	2.000%		10/01/17		750	746,335
Sempra Energy, Sr. Unsec’d. Notes	6.500%		06/01/16		2,275	2,559,837

						11,066,091

Real Estate Investment Trusts — 0.6%
Felcor Lodging LP, Sr. Sec’d. Notes	10.000%		10/01/14		1,921	2,031,458
Hospitality Properties Trust, Sr. Unsec’d. Notes	7.875%		08/15/14		2,900	2,923,539
ProLogis LP, Gtd. Notes	6.875%		03/15/20		8	9,422
Simon Property Group LP, Sr. Unsec’d. Notes	2.800%		01/30/17(d)		45	46,544
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%		03/15/22		325	316,772
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%		05/30/18		40	46,313
Simon Property Group LP, Sr. Unsec’d. Notes	10.350%		04/01/19		1,685	2,280,095

						7,654,143

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Retailers — 0.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	5.300%	12/05/43		125	$129,270
CVS Caremark Corp., Sr. Unsec’d. Notes	6.125%	09/15/39(d)		2,000	2,268,238
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.200%	04/01/43		1,025	934,080
Ltd. Brands, Inc., Gtd. Notes	5.625%	02/15/22		2,200	2,249,500
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.625%	04/15/41		1,190	1,351,214

					6,932,302

Technology — 1.2%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.375%	11/01/15		600	620,930
Avaya, Inc., Sec’d. Notes, 144A	10.500%	03/01/21(d)		2,200	2,101,000
CDW LLC/CDW Finance Corp., Gtd. Notes	12.535%	10/12/17		843	880,935
Fiserv, Inc., Gtd. Notes	3.125%	10/01/15		195	201,892
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750%	06/01/18		1,925	1,939,438
Seagate HDD Cayman, Gtd. Notes	6.875%	05/01/20		2,875	3,108,594
SunGard Data Systems, Inc., Gtd. Notes	7.625%	11/15/20(d)		1,700	1,853,000
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes	11.375%	06/15/18		1,850	2,016,500
Xerox Corp., Sr. Unsec’d. Notes	4.250%	02/15/15		2,000	2,074,856

					14,797,145

Telecommunications — 2.2%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40		655	693,066
AT&T Corp., Gtd. Notes	8.000%	11/15/31		103	137,086
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40		483	477,896
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125%	03/11/23		1,305	1,198,512
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30		328	489,456
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	8.500%	11/15/18		2,255	2,855,130
Eileme 2 AB (Sweden), Sr. Sec’d. Notes, RegS	11.750%	01/31/20	EUR	1,400	2,320,814
Embarq Corp., Sr. Unsec’d. Notes (original cost ($1,303,800, purchased 04/22/10)	7.995%	06/01/36(b)(c)		1,250	1,265,550
MetroPCS Wireless, Inc., Gtd. Notes	7.875%	09/01/18		775	832,156
SK Telecom Co. Ltd. (South Korea), Sr. Unsec’d. Notes, MTN, 144A	2.125%	05/01/18		675	655,300
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19(d)		1,300	1,420,250
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	09/15/33		2,250	2,587,772
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.550%	09/15/43		7,400	8,657,697
Verizon Communications, Inc., Sr. Unsec’d. Notes	4.750%	11/01/41		745	696,460
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Sr. Unsec’d. Notes, 144A	7.748%	02/02/21		1,300	1,412,125
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Sr. Unsec’d. Notes, 144A	9.125%	04/30/18(b)		200	234,500
Wind Acquisition Finance SA, Sec’d. Notes, 144A (original cost $492,804; purchased 11/30/11)	11.750%	07/15/17(c)	EUR	450	657,833

					26,591,603

Tobacco — 1.0%
Altria Group, Inc., Gtd. Notes	4.000%	01/31/24		4,300	4,202,880
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38		873	1,331,675
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%	02/11/18		2,375	2,348,448
Lorillard Tobacco Co., Gtd. Notes	3.500%	08/04/16		515	541,906
Lorillard Tobacco Co., Gtd. Notes	3.750%	05/20/23(d)		825	751,054
Lorillard Tobacco Co., Gtd. Notes	8.125%	06/23/19(d)		895	1,090,241
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.875%	11/15/43		2100	2,080,323

					12,346,527

TOTAL CORPORATE BONDS (cost $533,343,171)					560,708,118

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COVERED BOND — 0.1%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Depfa ACS Bank (Ireland), Covered Bonds, 144A (cost $1,377,446)	5.125%	03/16/37	1,400	$1,184,750

FOREIGN AGENCIES — 3.3%
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	3.000%	05/09/23(d)	750	669,887
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	875	868,438
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	5.888%	06/15/19	2,190	2,390,229
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.375%	11/04/16	265	272,235
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, RegS	9.250%	04/23/19	1,080	1,328,400
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	4.950%	05/23/16(d)	1,950	2,069,925
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	6.510%	03/07/22	975	1,046,906
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19	2,845	3,499,350
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	5.750%	04/30/43	1,075	927,403
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	9.125%	07/02/18	935	1,133,688
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	11.750%	01/23/15	1,475	1,618,813
Korea Finance Corp. (South Korea), Sr. Unsec’d. Notes	4.625%	11/16/21	600	633,550
Korea Gas Corp. (South Korea), Sr. Unsec’d. Notes, RegS	4.250%	11/02/20(d)	1,750	1,817,648
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	3.000%	09/19/22	1,450	1,331,509
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	4.750%	07/13/21	1,650	1,733,485
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750%	10/17/16	2,500	2,746,875
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	4.300%	05/20/23	650	565,500
Petrobras International Finance Co. (Brazil), Gtd. Notes	5.375%	01/27/21(d)	2,925	2,902,735
Petroleos de Venezuela SA (Venezuela), Sr. Unsec’d. Notes	4.900%	10/28/14	3,435	3,134,438
Petroleos Mexicanos (Mexico), Gtd. Notes	3.500%	01/30/23(d)	1,125	1,030,781
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875%	01/24/22	2,100	2,157,750
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	06/27/44	2,180	1,989,250
Petroleos Mexicanos (Mexico), Gtd. Notes	6.500%	06/02/41	745	778,525
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	7.390%	12/02/24	1,750	2,135,000
State Bank of India (India), Sr. Unsec’d. Notes, 144A	4.125%	08/01/17	250	252,818

TOTAL FOREIGN AGENCIES (cost $39,340,565)				39,035,138

MUNICIPAL BONDS — 2.0%
California — 0.6%
Bay Area Toll Authority, Revenue Bonds, BABs	6.907%	10/01/50	1,125	1,363,129
State of California, General Obligation Unlimited, BABs	7.300%	10/01/39	2,280	2,867,305
State of California, General Obligation Unlimited, BABs	7.625%	03/01/40	725	954,520
University of California, Revenue Bonds, BABs	5.770%	05/15/43	1,400	1,553,384

				6,738,338

Colorado — 0.1%
Regional Transportation District, Revenue Bonds, Series 2010B, BABs	5.844%	11/01/50	1,000	1,154,480

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

MUNICIPAL BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Illinois — 0.6%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40		1,380	$1,539,487
State of Illinois, GO	4.421%	01/01/15		5,030	5,191,061

					6,730,548

New Jersey — 0.3%
New Jersey State Turnpike Authority, Revenue Bonds, Series 2010, BABs	7.102%	01/01/41		1,175	1,504,540
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40		2,050	2,731,522

					4,236,062

Ohio — 0.1%
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40		695	696,376
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%	12/01/34		450	456,431

					1,152,807

Oregon — 0.1%
Oregon State Department of Transportation, Revenue Bonds, Series A, BABs	5.834%	11/15/34		615	707,970

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45		800	848,888

Tennessee — 0.1%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%	07/01/43		1,375	1,524,160

Texas
Texas State Transportation Commission, Revenue Bonds, Series B, BABs	5.028%	04/01/26		425	457,138

TOTAL MUNICIPAL BONDS (cost $20,666,380)					23,550,391

SOVEREIGNS — 5.6%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.625%	01/07/41(d)		1,000	970,000
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%	02/26/24		2,000	1,928,000
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes, Series PSI	2.000%	02/24/23	EUR	2,245	2,078,186
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes, Series 9BR	5.800%	07/14/15	JPY	76,200	665,692
Hellenic Republic Government Bond (Greece), Sr. Unsec’d. Notes, Series 9RG	5.800%	07/14/15	JPY	107,100	935,638
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375%	03/29/21		776	832,260
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.125%	02/19/18		1,370	1,385,070
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.750%	11/22/23		650	653,250
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.000%	01/11/19	EUR	715	1,077,074
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes	5.875%	03/13/20		2,245	2,372,965
Ireland Government Bond (Ireland), Sr. Unsec’d. Notes	4.400%	06/18/19	EUR	2,880	4,347,837
Italy Buoni Poliennali del Tesoro (Italy), Sr. Unsec’d. Notes	6.500%	11/01/27	EUR	3,545	5,899,594
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	3.450%	03/24/17	JPY	170,000	1,653,310
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	4.500%	06/08/15	JPY	130,000	1,282,509

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SOVEREIGNS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	4.750%		03/08/44(d)		2,500	$2,253,125
Panama Government International Bond (Panama), Sr. Unsec’d.	5.200%		01/30/20		1,115	1,213,956
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, 144A	4.841%	(e)	05/31/18		889	822,100
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS, 144A	4.450%		06/15/18	EUR	950	1,283,918
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A	4.750%		06/14/19	EUR	4,480	5,954,844
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	5.750%		01/20/42		900	945,000
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	7.125%		01/20/37		900	1,030,500
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	8.250%		01/20/34		510	651,525
Republic of Brazil (Brazil), Unsec’d. Notes	11.000%		06/26/17	EUR	2,200	3,901,224
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	7.375%		09/18/37		900	1,104,750
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	4.875%		05/05/21		1,600	1,584,000
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	4.625%		04/15/43(d)		1,450	1,161,813
Republic of Philippines (Philippines), Sr. Unsec’d. Notes	6.250%		03/15/16	EUR	850	1,265,762
Republic of Portugal (Portugal), Sr. Unsec’d. Notes, RegS	3.500%		03/25/15		2,130	2,151,436
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	8.000%		02/14/34		845	940,063
Russian Foreign Bond — Eurobond (Russia), Sr. Unsec’d. Notes, 144A	7.500%		03/31/30		872	1,016,404
Slovenia Government International Bond (Slovenia), Sr. Unsec’d Notes., RegS	4.750%		05/10/18		1,300	1,332,500
Spain Government Bond (Spain), Sr. Unsec’d. Notes	4.250%		10/31/16	EUR	1,940	2,837,540
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, RegS	4.000%		03/06/18		3,000	3,049,500
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, MTN, 144A	4.000%		03/06/18		1,500	1,524,750
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000%		06/05/20		1,510	1,648,165
United Mexican States (Mexico), Sr. Unsec’d. Notes	2.750%		04/22/23	EUR	2,350	3,117,815

TOTAL SOVEREIGNS (cost $65,585,729)						66,872,075

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
Federal Home Loan Mortgage Corp.	3.500%		TBA		500	496,094
Federal Home Loan Mortgage Corp.	4.000%		TBA		2,000	2,053,906
Federal Home Loan Mortgage Corp.	5.000%		07/01/19		179	190,016
Federal Home Loan Mortgage Corp.	5.500%		10/01/33-06/01/34		1,836	2,045,441
Federal Home Loan Mortgage Corp.	6.000%		11/01/33-06/01/34		1,382	1,545,396
Federal Home Loan Mortgage Corp.	6.500%		07/01/32-09/01/32		1,046	1,175,661
Federal Home Loan Mortgage Corp.	7.000%		10/01/32		161	181,283
Federal National Mortgage Assoc.(g)	1.625%		11/27/18(d)		5,945	5,895,407
Federal National Mortgage Assoc.	4.000%		05/01/19		115	121,913
Federal National Mortgage Assoc.	4.500%		TBA		500	529,785
Federal National Mortgage Assoc.	4.500%		12/01/18-02/01/35		972	1,034,679
Federal National Mortgage Assoc.	5.500%		03/01/17-06/01/34		3,490	3,775,162
Federal National Mortgage Assoc.	6.000%		09/01/17-11/01/36		2,712	3,032,310
Federal National Mortgage Assoc.	6.500%		12/01/14-11/01/33		2,026	2,260,924
Federal National Mortgage Assoc.	7.000%		05/01/32-06/01/32		184	206,926
Government National Mortgage Assoc.	3.500%		TBA		2,000	2,015,703
Government National Mortgage Assoc.	5.500%		01/15/33-07/15/35		2,549	2,827,361
Government National Mortgage Assoc.	6.000%		12/15/32-11/15/34		2,707	3,069,115
Government National Mortgage Assoc.	6.500%		09/15/32-11/15/33		2,117	2,364,071

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc.	7.500%	10/15/25-02/15/26	64	$71,815

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $33,026,809)				34,892,968

U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Bonds	3.625%	08/15/43	1,280	1,208,800
U.S. Treasury Notes	1.250%	11/30/18(d)	2,730	2,671,562
U.S. Treasury Notes	1.500%	12/31/18	425	420,219
U.S. Treasury Notes(f)	2.375%	02/28/15	4,000	4,100,156

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,439,447)				8,400,737

			Shares
PREFERRED STOCK — 0.1%
Banking — 0.1%
Citigroup Capital XIII, 7.875%, (Capital Security, fixed to floating preferred)(a) (cost $1,125,000)			45,000	1,226,250

TOTAL LONG-TERM INVESTMENTS (cost $1,032,566,230)				1,072,084,227

SHORT-TERM INVESTMENTS — 17.8%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $119,729,540) (Note 4)(h)			12,203,390	113,613,561
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $99,097,020; includes $93,280,167 of cash collateral for securities on loan) (Note 4)(h)(i)			99,097,020	99,097,020

TOTAL SHORT-TERM INVESTMENTS (cost $218,826,560)				212,710,581

TOTAL INVESTMENTS — 107.3% (cost $1,251,392,790)				1,284,794,808
LIABILITIES IN EXCESS OF OTHER ASSETS(k) — (7.3)%				(87,288,729)

NET ASSETS — 100.0%				$1,197,506,079

The following abbreviations are used in the portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
BABs	Build America Bonds
BBR	New Zealand Bank Bill Rate
bps	Basis Points
BUBOR	Budapest Interbank Offered Rate
CDO	Collateralized Debt Obligation
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
COLIBOR	Columbia Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
I/O	Interest Only
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

MOSPRIME	Moscow Prime Offered Rate
MTN	Medium Term Note
TBA	To Be Announced
TELBOR	Tel Aviv Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(b)	Indicates a security or securities that have been deemed illiquid.

(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $15,534,291. The aggregate value, $15,667,381, is approximately 1.3% of net assets.

(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $90,924,537; cash collateral of $93,280,167 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(e)	Represents zero coupon bond or step coupon bond. Rate quoted represents yield to maturity at purchase date.

(f)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(i)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(j)	Represents issuer in default on interest payments and/or principal repayments; non-income producing security.

(k)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
395	5 Year U.S. Treasury Notes	Mar. 2014	$47,388,717	$47,128,438	$ (260,279)
2,916	10 Year U.S. Treasury Notes	Mar. 2014	364,484,184	358,804,688	(5,679,496)

					(5,939,775)

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Open futures contracts outstanding at December 31, 2013 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Short Positions:
73	Euro-Bobl	Mar. 2014	$12,625,508	$12,496,066	$129,442
40	Euro-Bond	Mar. 2014	7,775,990	7,658,275	117,715
12	U.S. Ultra Bond	Mar. 2014	1,651,858	1,635,000	16,858

					264,015

					$(5,675,760)

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/23/14	Citigroup Global Markets	AUD	9,729	$9,307,938	$8,673,223	$(634,715)
Expiring 01/23/14	Goldman Sachs & Co.	AUD	133	120,700	118,317	(2,383)
Expiring 01/23/14	JPMorgan Chase & Co.	AUD	3,239	3,038,100	2,887,303	(150,797)
Expiring 01/23/14	JPMorgan Chase & Co.	AUD	1,306	1,233,000	1,164,501	(68,499)
Brazilian Real,
Expiring 01/17/14	Citigroup Global Markets	BRL	2,700	1,210,500	1,139,177	(71,323)
Expiring 01/22/14	Citigroup Global Markets	BRL	5,682	2,536,760	2,394,758	(142,002)
Expiring 01/22/14	Citigroup Global Markets	BRL	1,438	602,500	605,972	3,472
British Pound,
Expiring 01/27/14	Barclays Bank PLC	GBP	1,118	1,819,900	1,850,304	30,404
Expiring 01/27/14	Citigroup Global Markets	GBP	1,841	3,014,700	3,048,001	33,301
Expiring 01/27/14	Citigroup Global Markets	GBP	1,099	1,801,100	1,819,781	18,681
Expiring 01/27/14	Goldman Sachs & Co.	GBP	2,220	3,633,400	3,675,517	42,117
Expiring 01/27/14	JPMorgan Chase & Co.	GBP	2,579	4,213,800	4,270,708	56,908
Expiring 01/27/14	JPMorgan Chase & Co.	GBP	1,503	2,415,800	2,487,950	72,150
Expiring 01/27/14	JPMorgan Chase & Co.	GBP	701	1,147,078	1,160,109	13,031
Canadian Dollar,
Expiring 01/22/14	Barclays Bank PLC	CAD	2,581	2,466,000	2,427,996	(38,004)
Expiring 01/22/14	Citigroup Global Markets	CAD	4,330	4,199,733	4,074,071	(125,662)
Expiring 01/22/14	Citigroup Global Markets	CAD	1,929	1,845,200	1,815,128	(30,072)
Expiring 01/22/14	Citigroup Global Markets	CAD	1,909	1,825,000	1,796,270	(28,730)
Expiring 01/22/14	Deutsche Bank	CAD	4,330	4,198,418	4,074,071	(124,347)
Expiring 01/22/14	Goldman Sachs & Co.	CAD	1,911	1,830,600	1,797,767	(32,833)
Expiring 01/22/14	JPMorgan Chase & Co.	CAD	1,931	1,849,500	1,817,001	(32,499)
Expiring 01/22/14	JPMorgan Chase & Co.	CAD	1,919	1,827,100	1,806,002	(21,098)
Chinese Yuan Renminbi,
Expiring 01/15/14	Citigroup Global Markets	CNY	35,935	5,864,296	5,930,230	65,934
Expiring 01/15/14	Citigroup Global Markets	CNY	22,523	3,696,400	3,716,945	20,545
Expiring 01/15/14	HSBC Securities, Inc.	CNY	18,798	3,067,935	3,102,100	34,165
Expiring 01/15/14	JPMorgan Chase & Co.	CNY	19,597	3,197,995	3,233,978	35,983
Expiring 01/15/14	UBS AG	CNY	22,584	3,684,635	3,727,005	42,370
Colombian Peso,
Expiring 01/22/14	Citigroup Global Markets	COP	2,301,384	1,214,707	1,191,859	(22,848)
Expiring 01/22/14	Citigroup Global Markets	COP	1,409,658	739,590	730,045	(9,545)
Czech Koruna,
Expiring 01/24/14	Barclays Bank PLC	CZK	34,421	1,848,200	1,733,662	(114,538)
Euro,
Expiring 01/27/14	Barclays Bank PLC	EUR	2,212	3,027,704	3,042,924	15,220
Expiring 01/27/14	Barclays Bank PLC	EUR	1,346	1,842,417	1,851,676	9,259
Expiring 01/27/14	Citigroup Global Markets	EUR	1,940	2,673,298	2,668,580	(4,718)
Expiring 01/27/14	Citigroup Global Markets	EUR	1,346	1,855,070	1,852,226	(2,844)
Expiring 01/27/14	Citigroup Global Markets	EUR	210	284,778	288,238	3,460
Expiring 01/27/14	Credit Suisse	EUR	4,258	5,869,684	5,858,080	(11,604)

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 01/27/14	Goldman Sachs & Co.	EUR	4,034	$5,435,500	$5,548,998	$113,498
Expiring 01/27/14	Goldman Sachs & Co.	EUR	1,799	2,411,600	2,474,757	63,157
Expiring 01/27/14	Goldman Sachs & Co.	EUR	1,776	2,449,700	2,443,533	(6,167)
Expiring 01/27/14	JPMorgan Chase & Co.	EUR	1,786	2,426,600	2,457,494	30,894
Hungarian Forint,
Expiring 01/24/14	UBS AG	HUF	389,529	1,787,200	1,800,150	12,950
Expiring 01/24/14	Citigroup Global Markets	HUF	394,721	1,828,800	1,824,143	(4,657)
Expiring 01/24/14	Citigroup Global Markets	HUF	134,864	614,278	623,255	8,977
Expiring 01/24/14	Citigroup Global Markets	HUF	134,864	614,446	623,255	8,809
Expiring 01/24/14	Deutsche Bank	HUF	788,013	3,642,137	3,641,683	(454)
Expiring 01/24/14	HSBC Securities, Inc.	HUF	788,013	3,667,735	3,641,683	(26,052)
Indian Rupee,
Expiring 02/03/14	Citigroup Global Markets	INR	76,063	1,209,500	1,229,699	20,199
Expiring 02/03/14	UBS AG	INR	263,466	4,183,656	4,223,774	40,118
Expiring 02/03/14	UBS AG	INR	397,774	6,249,645	6,376,953	127,308
Japanese Yen,
Expiring 01/27/14	Citigroup Global Markets	JPY	34,014	339,546	323,036	(16,510)
Expiring 01/27/14	Goldman Sachs & Co.	JPY	170,160	1,726,200	1,616,015	(110,185)
Malaysian Ringgit,
Expiring 01/16/14	UBS AG	MYR	3,922	1,214,200	1,196,254	(17,946)
Expiring 01/22/14	UBS AG	MYR	5,796	1,817,500	1,766,933	(50,567)
Expiring 01/22/14	Citigroup Global Markets	MYR	5,833	1,849,500	1,778,309	(71,191)
Expiring 01/22/14	Citigroup Global Markets	MYR	5,799	1,822,900	1,767,848	(55,052)
Mexican Peso,
Expiring 01/22/14	UBS AG	MXN	23,719	1,813,200	1,813,170	(30)
Expiring 01/22/14	Barclays Bank PLC	MXN	23,888	1,808,700	1,826,135	17,435
Expiring 01/22/14	Citigroup Global Markets	MXN	39,817	3,075,800	3,043,842	(31,958)
Expiring 01/22/14	Citigroup Global Markets	MXN	31,301	2,407,900	2,392,811	(15,089)
Expiring 01/22/14	Citigroup Global Markets	MXN	23,969	1,849,500	1,832,320	(17,180)
Expiring 01/22/14	Citigroup Global Markets	MXN	23,274	1,805,400	1,779,204	(26,196)
Expiring 01/22/14	JPMorgan Chase & Co.	MXN	108,206	8,384,694	8,271,839	(112,855)
Expiring 01/22/14	Morgan Stanley & Co.	MXN	23,924	1,845,500	1,828,885	(16,615)
New Zealand Dollar,
Expiring 01/23/14	Citigroup Global Markets	NZD	10,977	9,134,774	9,012,265	(122,509)
Expiring 01/23/14	JPMorgan Chase & Co.	NZD	1,499	1,230,100	1,231,010	910
Expiring 10/23/14	Goldman Sachs & Co.	NZD	3,824	3,082,500	3,063,790	(18,710)
Norwegian Krone,
Expiring 01/24/14	UBS AG	NOK	10,933	1,848,200	1,800,827	(47,373)
Expiring 01/24/14	Barclays Bank PLC	NOK	14,461	2,438,300	2,382,023	(56,277)
Expiring 01/24/14	Barclays Bank PLC	NOK	11,119	1,811,800	1,831,563	19,763
Expiring 01/24/14	Barclays Bank PLC	NOK	11,065	1,808,800	1,822,552	13,752
Expiring 01/24/14	Citigroup Global Markets	NOK	11,102	1,805,800	1,828,731	22,931
Expiring 01/24/14	Credit Suisse	NOK	17,999	3,026,566	2,964,867	(61,699)
Expiring 01/24/14	Deutsche Bank	NOK	10,915	1,795,700	1,797,883	2,183
Expiring 01/24/14	Goldman Sachs & Co.	NOK	14,848	2,422,300	2,445,727	23,427
Expiring 01/24/14	JPMorgan Chase & Co.	NOK	17,999	3,026,764	2,964,867	(61,897)
Expiring 01/24/14	Morgan Stanley & Co.	NOK	10,896	1,849,500	1,794,850	(54,650)
Peruvian Nuevo Sol,
Expiring 02/04/14	Citigroup Global Markets	PEN	6,714	2,407,085	2,386,287	(20,798)
Philippine Peso,
Expiring 01/17/14	UBS AG	PHP	184,909	4,240,961	4,167,330	(73,631)
Polish Zloty,
Expiring 01/24/14	Citigroup Global Markets	PLN	5,638	1,811,800	1,863,258	51,458
Expiring 01/24/14	Goldman Sachs & Co.	PLN	9,225	3,009,800	3,048,732	38,932
Expiring 01/24/14	JPMorgan Chase & Co.	PLN	30,792	10,065,887	10,176,494	110,607

SEE NOTES TO FINANCIAL STATEMENTS.

A50

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Romanian Leu,
Expiring 01/24/14	Barclays Bank PLC	RON	10,053	$3,084,801	$3,089,690	$4,889
Expiring 01/24/14	Citigroup Global Markets	RON	10,053	3,087,170	3,089,690	2,520
Expiring 01/24/14	Deutsche Bank	RON	5,968	1,849,500	1,834,180	(15,320)
Russian Ruble,
Expiring 01/17/14	Citigroup Global Markets	RUB	39,610	1,210,500	1,200,683	(9,817)
Expiring 01/22/14	Citigroup Global Markets	RUB	39,374	1,219,200	1,192,461	(26,739)
Expiring 01/22/14	Citigroup Global Markets	RUB	39,173	1,182,879	1,186,367	3,488
Expiring 01/22/14	Credit Suisse	RUB	39,603	1,232,100	1,199,388	(32,712)
Singapore Dollar,
Expiring 01/17/14	Credit Suisse	SGD	5,715	4,597,291	4,529,019	(68,272)
Expiring 01/17/14	Deutsche Bank	SGD	5,715	4,599,049	4,529,020	(70,029)
South African Rand,
Expiring 01/30/14	Barclays Bank PLC	ZAR	23,730	2,376,596	2,252,133	(124,463)
Expiring 01/30/14	Barclays Bank PLC	ZAR	369	35,132	35,063	(69)
Expiring 01/30/14	Citigroup Global Markets	ZAR	12,331	1,213,000	1,170,287	(42,713)
South Korean Won,
Expiring 01/17/14	UBS AG	KRW	5,514,677	5,088,044	5,225,448	137,404
Expiring 01/17/14	UBS AG	KRW	1,944,514	1,811,800	1,840,259	28,459
Expiring 01/17/14	UBS AG	KRW	1,286,414	1,207,900	1,217,443	9,543
Swedish Krona,
Expiring 01/24/14	UBS AG	SEK	15,952	2,450,400	2,479,121	28,721
Expiring 01/24/14	Barclays Bank PLC	SEK	15,875	2,421,300	2,467,139	45,839
Expiring 01/24/14	Barclays Bank PLC	SEK	11,932	1,811,300	1,854,379	43,079
Expiring 01/24/14	Barclays Bank PLC	SEK	11,841	1,808,800	1,840,160	31,360
Expiring 01/24/14	Credit Suisse	SEK	49,669	7,765,224	7,719,039	(46,185)
Expiring 01/24/14	Deutsche Bank	SEK	15,389	2,394,300	2,391,614	(2,686)
Expiring 01/24/14	Deutsche Bank	SEK	11,701	1,845,500	1,818,458	(27,042)
Swiss Franc,
Expiring 01/24/14	Credit Suisse	CHF	2,730	3,062,100	3,060,425	(1,675)
Expiring 01/24/14	Deutsche Bank	CHF	1,637	1,837,300	1,835,166	(2,134)
Turkish Lira,
Expiring 01/30/14	Citigroup Global Markets	TRY	3,723	1,817,500	1,721,193	(96,307)
Expiring 01/30/14	Citigroup Global Markets	TRY	3,714	1,822,900	1,717,287	(105,613)
Expiring 01/30/14	Citigroup Global Markets	TRY	2,462	1,213,000	1,138,362	(74,638)
Expiring 01/30/14	Goldman Sachs & Co.	TRY	500	241,600	231,134	(10,466)
Expiring 01/30/14	JPMorgan Chase & Co.	TRY	3,724	1,811,800	1,721,755	(90,045)

				$286,199,496	$284,146,872	$(2,052,624)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/23/14	Citigroup Global Markets	AUD	1,466	$1,383,363	$1,307,022	$76,341
Expiring 01/23/14	Goldman Sachs & Co.	AUD	1,700	1,583,500	1,515,263	68,237
Expiring 01/23/14	Goldman Sachs & Co.	AUD	2,585	2,433,300	2,304,523	128,777
Expiring 01/23/14	Goldman Sachs & Co.	AUD	3,288	3,020,100	2,931,554	88,546
Expiring 01/23/14	JPMorgan Chase & Co.	AUD	5,164	4,928,500	4,603,465	325,035
Brazilian Real,
Expiring 01/22/14	Citigroup Global Markets	BRL	3,415	1,470,300	1,439,117	31,183
Expiring 01/22/14	Citigroup Global Markets	BRL	2,762	1,232,100	1,164,168	67,932
British Pound,
Expiring 01/27/14	Citigroup Global Markets	GBP	398	637,678	658,288	(20,610)
Expiring 01/27/14	Citigroup Global Markets	GBP	3,899	6,300,914	6,455,679	(154,765)
Expiring 01/27/14	Credit Suisse	GBP	1,877	3,042,172	3,108,078	(65,906)
Expiring 01/27/14	JPMorgan Chase & Co.	GBP	1,144	1,848,200	1,894,287	(46,087)
Expiring 01/27/14	JPMorgan Chase & Co.	GBP	2,558	4,170,100	4,234,640	(64,540)

SEE NOTES TO FINANCIAL STATEMENTS.

A51

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar,
Expiring 01/22/14	UBS AG	CAD	5,704	$5,435,500	$5,366,491	$69,009
Expiring 01/22/14	Citigroup Global Markets	CAD	3,174	3,020,100	2,986,403	33,697
Expiring 01/22/14	Goldman Sachs & Co.	CAD	4,843	4,654,400	4,556,377	98,023
Expiring 01/22/14	JPMorgan Chase & Co.	CAD	3,185	3,018,900	2,996,527	22,373
Expiring 01/22/14	JPMorgan Chase & Co.	CAD	3,823	3,674,600	3,596,506	78,094
Colombian Peso,
Expiring 01/22/14	Citigroup Global Markets	COP	1,410,432	744,410	730,446	13,964
Expiring 01/22/14	Citigroup Global Markets	COP	2,322,778	1,224,900	1,202,939	21,961
Czech Koruna,
Expiring 01/24/14	Deutsche Bank	CZK	35,093	1,849,500	1,767,526	81,974
Euro,
Expiring 01/27/14	Barclays Bank PLC	EUR	94	128,954	128,895	59
Expiring 01/27/14	Credit Suisse	EUR	1,932	2,653,444	2,657,532	(4,088)
Expiring 01/27/14	Goldman Sachs & Co.	EUR	4,898	6,658,200	6,737,531	(79,331)
Hungarian Forint,
Expiring 01/24/14	UBS AG	HUF	1,636,048	7,380,700	7,560,751	(180,051)
Expiring 01/24/14	Barclays Bank PLC	HUF	380,693	1,694,900	1,759,316	(64,416)
Expiring 01/24/14	Citigroup Global Markets	HUF	268,840	1,211,100	1,242,405	(31,305)
Indian Rupee,
Expiring 03/04/14	UBS AG	INR	112,373	1,937,300	1,789,995	147,305
Expiring 03/04/14	UBS AG	INR	112,966	1,944,500	1,799,435	145,065
Expiring 03/04/14	UBS AG	INR	133,937	2,325,300	2,133,492	191,808
Expiring 03/04/14	UBS AG	INR	151,938	2,591,700	2,420,232	171,468
Expiring 03/04/14	Citigroup Global Markets	INR	69,996	1,093,000	1,114,964	(21,964)
Expiring 03/04/14	Citigroup Global Markets	INR	70,391	1,123,200	1,121,260	1,940
Expiring 03/04/14	Citigroup Global Markets	INR	87,301	1,330,000	1,390,624	(60,624)
Japanese Yen,
Expiring 01/27/14	Barclays Bank PLC	JPY	96,429	991,783	915,793	75,990
Expiring 01/27/14	Credit Suisse	JPY	182,354	1,849,500	1,731,824	117,676
Malaysian Ringgit,
Expiring 01/16/14	Citigroup Global Markets	MYR	3,922	1,219,750	1,196,254	23,496
Expiring 01/22/14	UBS AG	MYR	7,842	2,407,800	2,390,723	17,077
Expiring 01/22/14	UBS AG	MYR	9,471	2,911,900	2,887,254	24,646
Mexican Peso,
Expiring 01/22/14	UBS AG	MXN	15,939	1,213,300	1,218,467	(5,167)
Expiring 01/22/14	Citigroup Global Markets	MXN	32,236	2,464,199	2,464,261	(62)
Expiring 01/22/14	Citigroup Global Markets	MXN	84,383	6,416,100	6,450,688	(34,588)
Expiring 01/22/14	Credit Suisse	MXN	48,253	3,722,400	3,688,711	33,689
Expiring 01/22/14	JPMorgan Chase & Co.	MXN	32,353	2,450,400	2,473,219	(22,819)
Expiring 01/22/14	Morgan Stanley & Co.	MXN	39,901	3,062,100	3,050,245	11,855
New Zealand Dollar,
Expiring 01/23/14	Goldman Sachs & Co.	NZD	1,485	1,232,100	1,219,371	12,729
Expiring 01/23/14	Goldman Sachs & Co.	NZD	2,234	1,845,500	1,834,417	11,083
Expiring 01/23/14	Goldman Sachs & Co.	NZD	3,582	2,952,700	2,941,021	11,679
Expiring 01/23/14	JPMorgan Chase & Co.	NZD	5,056	4,105,700	4,150,623	(44,923)
Expiring 01/23/14	Morgan Stanley & Co.	NZD	3,675	3,062,100	3,017,426	44,674
Norwegian Krone,
Expiring 01/24/14	Citigroup Global Markets	NOK	11,141	1,815,900	1,835,164	(19,264)
Expiring 01/24/14	Citigroup Global Markets	NOK	36,784	6,126,100	6,059,015	67,085
Expiring 01/24/14	Goldman Sachs & Co.	NOK	14,844	2,422,300	2,445,025	(22,725)
Expiring 01/24/14	Morgan Stanley & Co.	NOK	17,328	2,801,600	2,854,213	(52,613)
Expiring 01/24/14	Morgan Stanley & Co.	NOK	18,392	3,041,700	3,029,470	12,230
Peruvian Nuevo Sol,
Expiring 02/04/14	Citigroup Global Markets	PEN	6,861	2,426,100	2,438,508	(12,408)
Philippine Peso,
Expiring 03/17/14	Citigroup Global Markets	PHP	185,239	4,231,900	4,178,207	53,693

SEE NOTES TO FINANCIAL STATEMENTS.

A52

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Polish Zloty,
Expiring 01/24/14	Morgan Stanley & Co.	PLN	24,657	$7,872,800	$8,148,955	$(276,155)
Romanian Leu,
Expiring 01/24/14	JPMorgan Chase & Co.	RON	14,402	4,351,800	4,426,054	(74,254)
Russian Ruble,
Expiring 01/22/14	Citigroup Global Markets	RUB	52,139	1,602,800	1,579,056	23,744
Expiring 01/22/14	Citigroup Global Markets	RUB	109,032	3,288,800	3,302,082	(13,282)
Singapore Dollar,
Expiring 01/17/14	UBS AG	SGD	4,529	3,627,400	3,588,886	38,514
Expiring 01/17/14	Goldman Sachs & Co.	SGD	2,266	1,811,300	1,795,259	16,041
Expiring 01/17/14	Goldman Sachs & Co.	SGD	4,552	3,631,700	3,607,165	24,535
South African Rand,
Expiring 01/30/14	Citigroup Global Markets	ZAR	11,289	1,092,000	1,071,410	20,590
Expiring 01/30/14	JPMorgan Chase & Co.	ZAR	25,356	2,460,200	2,406,475	53,725
South Korean Won,
Expiring 01/17/14	UBS AG	KRW	3,520,871	3,264,600	3,332,100	(67,500)
Expiring 01/17/14	Citigroup Global Markets	KRW	1,956,620	1,813,700	1,851,715	(38,015)
Swedish Krona,
Expiring 01/24/14	UBS AG	SEK	11,890	1,849,500	1,847,884	1,616
Expiring 01/24/14	UBS AG	SEK	43,134	6,621,600	6,703,381	(81,781)
Expiring 01/24/14	UBS AG	SEK	50,363	7,767,900	7,826,813	(58,913)
Expiring 01/24/14	Barclays Bank PLC	SEK	15,344	2,314,400	2,384,530	(70,130)
Swiss Franc,
Expiring 01/24/14	Brown Brothers Harriman & Co.	CHF	2,205	2,462,799	2,472,257	(9,458)
Expiring 01/24/14	Credit Suisse	CHF	2,161	2,405,420	2,423,333	(17,913)
Turkish Lira,
Expiring 01/30/14	Citigroup Global Markets	TRY	56,614	28,157,039	26,174,666	1,982,373
Expiring 01/30/14	Deutsche Bank	TRY	1,734	862,500	801,556	60,944
Expiring 01/30/14	Deutsche Bank	TRY	6,180	3,026,500	2,857,161	169,339
Expiring 01/30/14	Goldman Sachs & Co.	TRY	7,458	3,639,900	3,447,988	191,912

				$246,442,425	$243,194,356	$3,248,069

						$1,195,445

Cross currency exchange contracts outstanding at December 31, 2013:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
01/24/14	BUY	EUR	1,805	PLN	7,630	$(39,109)	Goldman Sachs & Co.
01/24/14	BUY	SEK	15,921	EUR	1,793	8,310	Deutsche Bank
01/27/14	BUY	EUR	1,767	GBP	1,477	(13,936)	JPMorgan Chase & Co.
01/27/14	BUY	EUR	3,952	GBP	3,334	(82,258)	Goldman Sachs & Co.
01/30/14	BUY	TRY	753	EUR	273	(28,016)	Goldman Sachs & Co.

						$(155,009)

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
15,385	12/14/14	0.351%	3 month LIBOR(2)	$7,775	$—	$7,775	Citigroup Global Markets
19,220	01/25/16	0.503%	3 month LIBOR(1)	(32,718)	—	(32,718)	Citigroup Global Markets
59,295	08/31/16	0.934%	3 month LIBOR(2)	510,484	—	510,484	Credit Suisse First Boston Corp.
17,550	08/31/17	0.751%	3 month LIBOR(2)	232,961	—	232,961	Bank of Nova Scotia
870	04/18/18	0.986%	6 month LIBOR(1)	20,577	—	20,577	Citigroup Global Markets

SEE NOTES TO FINANCIAL STATEMENTS.

A53

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Interest rate swap agreements outstanding at December 31, 2013 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (continued):
	25,690	11/15/19	1.334%	3 month LIBOR(1)	$1,113,375	$—	$1,113,375	Citigroup Global Markets
	2,225	04/19/20	1.441%	6 month LIBOR(1)	119,241	—	119,241	Citigroup Global Markets
	2,090	12/13/27	2.200%	3 month LIBOR(2)	(320,499)	—	(320,499)	Barclays Capital Group
AUD	1,270	12/19/32	4.423%	6 month Australian Bank Bill Rate(2)	(77,511)	—	(77,511)	Citigroup Global Markets
AUD	1,620	12/20/32	4.420%	6 month Australian Bank Bill Rate(2)	(99,727)	—	(99,727)	Citigroup Global Markets
BRL	7,942	01/01/17	0.00%	1 day Brazil Interbank Rate(2)	(373,321)	—	(373,321)	Citigroup Global Markets
BRL	13,135	01/01/17	9.130%	1 day Brazil Interbank Rate(2)	(421,934)	—	(421,934)	Barclays Bank Group
BRL	37,393	01/02/17	10.580%	1 day Brazil Interbank Rate(2)	(632,137)	—	(632,137)	HSBC Bank USA NA
COP	1,935,000	11/19/18	0.00%	1 day COLIBOR OIS(2)	12,020	—	12,020	HSBC Bank USA, NA
COP	1,935,000	11/20/18	0.00%	1 day COLIBOR OIS(2)	7,844	—	7,844	Deutsche Bank AG
EUR	13,985	12/14/14	0.349%	6 month EURIBOR(1)	8,261	—	8,261	Citigroup Global Markets
EUR	16,020	01/25/16	0.695%	6 month EURIBOR(2)	201,648	—	201,648	Citigroup Global Markets
EUR	1,640	12/13/27	2.065%	6 month EURIBOR(1)	124,541	—	124,541	Barclays Capital Group
ILS	40,700	11/20/18	2.163%	3 month TELBOR(2)	(63,836)	—	(63,836)	Barclays Bank, PLC
MXN	65,000	12/02/15	5.080%	28 day Mexican Interbank Rate(2)	83,720	—	83,720	Morgan Stanley Capital Services
MXN	76,000	06/20/18	6.020%	28 day Mexican Interbank Rate(2)	166,926	—	166,926	Credit Suisse International Corp.
MXN	73,100	11/09/18	5.410%	28 day Mexican Interbank Rate(2)	(21,357)	—	(21,357)	Deutsche Bank AG
MXN	48,200	05/25/22	6.370%	28 day Mexican Interbank Rate(2)	(42,696)	—	(42,696)	Morgan Stanley & Co., Inc.
MXN	20,100	04/28/23	5.100%	28 day Mexican Interbank Rate(2)	(191,497)	—	(191,497)	Barclays Bank PLC
MXN	43,400	10/20/23	6.540%	28 day Mexican Interbank Rate(2)	(72,533)	—	(72,533)	Deutsche Bank
NZD	13,400	08/18/16	4.173%	3 month BBR(2)	163,332	—	163,332	Citigroup Global Markets
NZD	4,320	03/26/17	3.810%	3 month BBR(2)	(15,172)	—	(15,172)	HSBC Bank USA NA
NZD	325	08/12/18	4.143%	3 month BBR(2)	(2,065)	—	(2,065)	Citigroup Global Markets
NZD	245	08/13/18	4.160%	3 month BBR(2)	(1,402)	—	(1,402)	Citigroup Global Markets
NZD	245	08/13/18	4.218%	3 month BBR(2)	(876)	—	(876)	Barclays Capital Group
NZD	1,960	09/25/22	3.790%	3 month BBR(2)	(141,967)	—	(141,967)	Citigroup Global Markets
NZD	330	08/12/23	4.648%	3 month BBR(2)	(8,228)	—	(8,228)	Citigroup Global Markets
NZD	240	08/13/23	4.668%	3 month BBR(2)	(5,678)	—	(5,678)	Citigroup Global Markets
NZD	240	08/13/23	4.730%	3 month BBR(2)	(4,697)	—	(4,697)	Barclays Capital Group
PLN	31,900	06/28/18	3.736%	6 month WIBOR(2)	260,195	—	260,195	Citigroup Global Markets
RUB	95,000	05/17/23	7.250%	3 month MOSPRIME(2)	36,289	—	36,289	Credit Suisse International
RUB	95,000	05/20/23	7.250%	3 month MOSPRIME(2)	35,227	—	35,227	Credit Suisse International
ZAR	63,400	06/25/18	7.420%	3 month JIBAR(2)	51,580	—	51,580	Barclays Bank PLC
ZAR	10,000	09/03/33	8.970%	3 month JIBAR(2)	16,936	—	16,936	HSBC Bank USA NA

					$643,081	$—	$643,081

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
	24,320	08/29/15	0.740%	3 month LIBOR(1)	$174	$(63,653)	$(63,827)
	5,945	11/27/18	1.592%	3 month LIBOR(2)	177	44,439	44,262
	22,775	08/31/20	2.085%	3 month LIBOR(2)	286	419,949	419,663
	18,000	08/31/20	2.160%	3 month LIBOR(1)	258	245,464	245,206
	19,625	08/31/20	2.219%	3 month LIBOR(2)	268	194,640	194,372
	21,315	08/31/20	2.220%	3 month LIBOR(2)	278	210,091	209,813
	19,125	08/31/20	2.278%	3 month LIBOR(1)	265	117,793	117,528
	250	05/09/23	1.955%	3 month LIBOR(2)	—	(21,937)	(21,937)
	30,450	08/07/23	4.248%	3 month LIBOR(2)	287	(375,726)	(376,013)
	13,270	08/08/23	4.283%	3 month LIBOR(2)	210	(144,586)	(144,796)
	13,270	08/09/23	4.231%	3 month LIBOR(2)	210	(173,695)	(173,905)
EUR	43,700	09/11/15	0.565%	6 month EURIBOR(1)	352	(79,970)	(80,322)
GBP	3,800	11/21/23	2.761%	6 month GBP LIBOR(2)	292	(119,662)	(119,954)

SEE NOTES TO FINANCIAL STATEMENTS.

A54

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements (continued):
HUF	1,380,000	11/18/18	4.340%	6 month BUBOR(2)	$29	$74,951	$74,922
HUF	209,900	09/02/23	6.085%	6 month BUBOR(2)	8	68,270	68,262
HUF	400,000	09/03/23	5.940%	6 month BUBOR(2)	14	109,412	109,398
NZD	32,430	09/01/15	3.858%	3 month NZD LIBOR(2)	142	(56,973)	(57,115)
PLN	25,000	09/03/18	3.985%	6 month WIBOR(2)	81	123,874	123,793
PLN	10,000	11/18/23	4.020%	6 month WIBOR(2)	74	(50,512)	(50,586)
ZAR	20,000	10/22/23	7.625%	3 month JIBAR(2)	32	(76,595)	(76,627)
ZAR	38,300	11/14/23	8.190%	3 month JIBAR(2)	45	(7,006)	(7,051)

					$3,482	$438,568	$435,086

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
American International Group, Inc.	03/20/18	3.700%	3,700	$(483,059)	$—	$(483,059)	Deutsche Bank AG
Centex Corp.	06/20/14	1.000%	2,500	(11,854)	(1,623)	(10,231)	Credit Suisse International
Duke Energy Corp.	03/20/14	0.700%	3,400	(5,934)	—	(5,934)	Goldman Sachs & Co.
R.R. Donnelley & Sons Co.	06/20/14	1.000%	7,000	(31,797)	52,540	(84,337)	Deutsche Bank AG
R.R. Donnelley & Sons Co.	09/20/16	1.000%	4,750	(21,026)	229,661	(250,687)	JPMorgan Chase
SLM Corp.	06/20/14	5.000%	4,150	(98,773)	75,432	(174,205)	JPMorgan Chase
Toll Brothers Financial Corp.	03/20/15	1.000%	4,695	(47,941)	8,900	(56,841)	Credit Suisse First Boston Corp.
Westvaco Corp.	09/20/19	1.000%	4,400	18,373	49,517	(31,144)	JPMorgan Chase

				$(682,011)	$414,427	$(1,096,438)

Over-the-counter credit default swaps on credit indices—Buy Protection(1):
iTRAXX.EUR.18.V1	12/20/17	1.000%	EUR23,000	(595,166)	212,651	(807,817)	Bank of America
iTRAXX.EUR.18.V1	12/20/17	1.000%	EUR23,000	(595,166)	351,134	(946,300)	Deutsche Bank

				$(1,190,332)	$563,785	$(1,754,117)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V5	12/20/16	5.000%	6,720	$628,203	$281,867	$346,336	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V5	12/20/16	5.000%	12,960	1,211,533	592,200	619,333	Deutsche Bank
CDX.NA.HY.17.V5	12/20/16	5.000%	18,720	1,749,992	808,600	941,392	Deutsche Bank
CDX.NA.HY.17.V5	12/20/16	5.000%	12,000	1,121,790	525,833	595,957	Deutsche Bank

				$4,711,518	$2,208,500	$2,503,018

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swap on credit indices—Buy Protection(1):
CDX.NA.IG.21.V1	12/20/18	1.000%	175,250	$(1,760,176)	$(3,154,990)	$(1,394,814)

The Portfolio entered into credit default swaps as the protection seller on credit indices and sovereign issues to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery

SEE NOTES TO FINANCIAL STATEMENTS.

A55

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Currency swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Over-the-counter swap agreements:
22,206	3 month LIBOR	EUR	16,740	3 month EURIBOR minus 26.25 bps	Barclays Bank PLC	01/25/15	$(760,021)	$—	$(760,021)
3,494	3 month LIBOR	EUR	2,700	3 month EURIBOR minus 28.25 bps	Barclays Bank PLC	10/17/14	(210,883)	—	(210,883)
2,143	3 month LIBOR	EUR	1,650	3 month EURIBOR minus 30.50 bps	Barclays Bank PLC	12/04/14	(121,252)	—	(121,252)
502	3 month LIBOR	JPY	50,000	3 month EURIBOR minus 54.00 bps	Barclays Bank PLC	10/12/16	30,763	—	30,763
18,547	3 month LIBOR	EUR	13,940	3 month EURIBOR minus 26.00 bps	Citigroup Global Markets	01/25/15	(577,610)	—	(577,610)
956	3 month LIBOR	JPY	93,235	3 month EURIBOR minus 32.75 bps	Citigroup Global Markets	05/02/15	73,733	—	73,733
1,541	3 month LIBOR	JPY	120,000	3.450%	Citigroup Global Markets	03/24/17	459,102	7,475	451,627
384	3 month LIBOR	JPY	30,000	4.500%	Citigroup Global Markets	06/08/15	99,350	(15,095)	114,445
1,284	3 month LIBOR	JPY	100,000	4.500%	Citigroup Global Markets	06/08/15	310,227	(56,202)	366,429
1,157	3 month LIBOR	EUR	900	3 month EURIBOR minus 31.75 bps	HSBC	09/28/17	(71,182)	—	(71,182)
1,040	3 month LIBOR	EUR	780	3 month EURIBOR minus 25.75 bps	HSBC Bank USA NA	01/17/15	(30,426)	—	(30,426)
8,894	3 month LIBOR	EUR	6,770	3 month EURIBOR minus 26.00 bps	HSBC Bank USA NA	01/25/15	(304,271)	—	(304,271)
TRY5,590	7.700%		2,904	3 month LIBOR	Barclays Capital Group	07/22/18	(368,938)	—	(368,938)
TRY5,900	7.710%		3,068	3 month LIBOR	Barclays Capital Group	07/23/18	(392,195)	—	(392,195)
TRY20,000	8.680%		9,749	3 month LIBOR	HSBC Bank USA NA	09/05/15	(246,622)	—	(246,622)
TRY23,640	8.690%		11,376	3 month LIBOR	HSBC Bank USA NA	09/09/15	(151,788)	—	(151,788)

							$(2,262,013)	$(63,822)	$(2,198,191)

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally in active markets for identical securities.
Level 2—other	significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—significant	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A56

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$442,479	$—
Collateralized Loan Obligations	—	51,424,105	2,490,000
Non-Residential Mortgage-Backed Securities	—	19,193,190	—
Residential Mortgage-Backed Securities	—	66,163,576	—
Bank Loans	—	33,515,576	3,303,636
Commercial Mortgage-Backed Securities	—	159,681,238	—
Corporate Bonds	—	553,269,522	7,438,596
Covered Bond	—	1,184,750	—
Foreign Agencies	—	39,035,138	—
Municipal Bonds	—	23,550,391	—
Sovereigns	—	66,872,075	—
U.S. Government Agency Obligations	—	34,892,968	—
U.S. Treasury Obligations	—	8,400,737	—
Preferred Stock	1,226,250	—	—
Affiliated Mutual Funds	212,710,581	—	—
Other Financial Instruments*
Futures Contracts	(5,675,760)	—	—
Forward Foreign Currency Exchange Contracts	—	1,040,436	—
Interest Rate Swaps	435,086	643,081	—
Credit Default Swap Agreements	(1,394,814)	(341,603)	(5,934)
Currency Swap Agreements	—	(2,198,191)	—

Total	$207,301,343	$1,056,769,468	$13,226,298

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Collateralized Loan Obligations	Non-Residential Mortgage Backed Securities	Bank Loans	Corporate Bonds	Sovereigns	Credit Default Swaps
Balance as of 12/31/12	$—	$199,293	$195,353	$6,948,002	$978,284	$(27,303)
Realized gain (loss)	—	130	(3,741)	—	—	— **
Change in unrealized appreciation (depreciation)***	—	(481)	235,276	55,381	—	21,369
Purchases	2,490,000	—	3,034,472	—	—	—
Sales	—	(198,972)	(193,678)	(802,861)	—	—
Accrued discount/premium	—	30	35,954	(733)	—	—
Transfers into Level 3	—	—	—	1,238,807	—	—
Transfers out of Level 3	—	—	—	—	(978,284)	—

Balance as of 12/31/13	$2,490,000	$—	$3,303,636	$7,438,596	$—	$(5,934)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	The realized loss incurred during the period for other financial instruments was $(24,131).

***	Of which, $(289,139) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the far value as of the beginning of period. At the reporting period end, 1 Sovereign transferred out of Level 3 as a result of being valued by an independent pricing source and 1 Corporate Bond transferred into level 3 as a result of using fixed income securities valuation model.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment and prices of any recent transactions or bids/offers for such securities or any comparable securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A57

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Included in the table above, under Level 3, are securities that were fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but not limited to, using prices provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

Affiliated Mutual Funds (including 7.8% of collateral received for securities on loan)	17.8%
Commercial Mortgage-Backed Securities	13.3
Banking	10.8
Sovereigns	5.6
Residential Mortgage-Backed Securities	5.5
Collateralized Loan Obligations	4.5
Electric	3.3
Insurance	3.3
Foreign Agencies	3.3
U.S. Government Agency Obligations	2.9
Non-Captive Finance	2.9
Healthcare & Pharmaceutical	2.8
Media & Entertainment	2.8
Telecommunications	2.2
Municipal Bonds	2.0
Cable	1.9
Technology	1.6
Non-Residential Mortgage-Backed Securities	1.6
Chemicals	1.6
Capital Goods	1.5
Energy – Other	1.5
Foods	1.4
Automotive	1.3

Healthcare Insurance	1.2%
Building Materials & Construction	1.1
Metals	1.0
Energy – Integrated	1.0
Tobacco	1.0
Pipelines & Other	0.9
Paper	0.9
Retailers	0.9
U.S. Treasury Obligations	0.7
Real Estate Investment Trusts	0.6
Airlines	0.5
Packaging	0.4
Gaming	0.3
Lodging	0.3
Financials	0.2
Aerospace & Defense	0.2
Consumer	0.2
Brokerage	0.2
Transportation	0.2
Covered Bond	0.1

107.3
Liabilities in excess of other assets	(7.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Due to broker — variation margin	$1,394,814	*
Credit contracts	Premiums paid for swap agreements	3,188,335		Premiums received for swap agreements	1,623
Credit contracts	Unrealized appreciation on swap agreements	2,503,018		Unrealized depreciation on swap agreements	2,850,555
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	6,661,272		Unrealized depreciation on forward currency contracts	5,620,836
Interest rate contracts	Due to broker — variation margin	1,871,234	*	Due to broker — variation margin	7,111,908	*
Interest rate contracts	Premiums paid for swap agreements	7,475		Premiums received for swap agreements	71,297
Interest rate contracts	Unrealized appreciation on swap agreements	4,209,929		Unrealized depreciation on swap agreements	5,765,039

Total		$18,441,263			$22,816,072

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A58

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts(2)	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(5,008,175)	$(5,008,175)
Foreign exchange contracts	—	—	—	(7,118,438)	—	(7,118,438)
Interest rate contracts	(331,159)	(39,440)	(11,500,957)	—	3,736,851	(8,134,705)

Total	$(331,159)	$(39,440)	$(11,500,957)	$(7,118,438)	$(1,271,324)	$(20,261,318)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Forward Currency Contracts(3)	Swaps	Total
Credit contracts	$—	$—	$(116,363)	$(116,363)
Foreign exchange contracts	—	1,603,474	—	1,603,474
Interest rate contracts	(4,927,631)	—	(2,622,504)	(7,550,135)

Total	$(4,927,631)	$1,603,474	$(2,738,867)	$(6,063,024)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Options Written (Premium)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)	Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)
$167,002	$14,256	$394,507,888	$45,413,351	$346,500,036	$279,646,490

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))	Currency Swaps (Notional Amount in USD (000))
$498,637	$253,297	$45,270	$61,617

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$90,924,537	$—	$—	$90,924,537
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	13,374,219	—	—	13,374,219

				104,298,756

Liabilities:
Exchange-traded and cleared derivatives	(445,591)	—	—	(445,591)
Over-the-counter derivatives*	(14,236,430)	—	—	(14,236,430)

				(14,682,021)

Collateral Amounts Pledged/(Received):
Exchange-traded and cleared derivatives				445,591
Securities on loan				(90,924,537)
Over-the-counter derivatives				203,389

Net Amount				$(658,822)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A59

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $90,924,537:
Unaffiliated investments (cost $1,032,566,230)	$1,072,084,227
Affiliated investments (cost $218,826,560)	212,710,581
Foreign currency, at value (cost $1,207,874)	1,212,699
Cash	145,583
Dividends and interest receivable	12,100,543
Receivable for investments sold	6,985,959
Unrealized appreciation on over-the-counter swap agreements	6,712,947
Unrealized appreciation on forward foreign currency exchange contracts	6,661,272
Premium paid for swap agreements	3,195,810
Receivable for Series shares sold	54,414
Prepaid expenses	11,506
Tax reclaim receivable	2,556

Total Assets	1,321,878,097

LIABILITIES
Collateral for securities on loan	93,280,167
Payable for investments purchased	15,549,952
Unrealized depreciation on over-the-counter swap agreements	8,615,594
Unrealized depreciation on forward foreign currency exchange contracts	5,620,836
Due to broker-variation margin	445,591
Management fee payable	408,378
Accrued expenses and other liabilities	222,250
Payable for Series shares reacquired	152,267
Premium received for swap agreements	72,920
Deferred trustees’ fees	3,137
Affiliated transfer agent fee payable	926

Total Liabilities	124,372,018

NET ASSETS	$1,197,506,079

Net assets were comprised of:
Paid-in capital	$1,161,237,542
Retained earnings	36,268,537

Net assets, December 31, 2013	$1,197,506,079

Net asset value and redemption price per share, $1,197,506,079 / 108,774,003 outstanding shares of beneficial interest	$11.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$54,884,539
Affiliated dividend income	1,625,449
Affiliated income from securities loaned, net	141,843
Unaffiliated dividend income	88,594

56,740,425

EXPENSES
Management fee	4,996,206
Custodian’s fees and expenses	258,000
Shareholders’ reports	147,000
Audit fee	41,000
Trustees’ fees	23,000
Insurance expenses	16,000
Legal fees and expenses	14,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	17,197

Total expenses	5,527,403

NET INVESTMENT INCOME	51,213,022

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: $(387,513))	10,285,340
Futures transactions	(11,500,957)
Swap agreement transactions	(1,271,324)
Foreign currency transactions	(7,055,751)
Options written transactions	(39,440)

(9,582,132)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $1,383,530)	(45,562,822)
Futures	(4,927,631)
Swap agreements	(2,738,867)
Foreign currencies	1,563,151

(51,666,169)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(61,248,301)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,035,279)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$51,213,022	$63,489,896
Net realized gain (loss) on investments and foreign currency transactions	(9,582,132)	35,260,830
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(51,666,169)	44,689,412

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,035,279)	143,440,138

DISTRIBUTIONS	(84,677,590)	(119,592,407)

SERIES SHARE TRANSACTIONS:
Series shares sold [2,523,548 and 10,761,927 shares, respectively]	29,114,479	126,405,304
Series shares issued in reinvestment of distributions [7,523,922 and 10,330,307 shares, respectively]	84,677,590	119,592,407
Series shares repurchased [11,154,465 and 43,877,359 shares, respectively]	(127,474,174)	(520,843,578)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(13,682,105)	(274,845,867)

TOTAL DECREASE IN NET ASSETS	(108,394,974)	(250,998,136)
NET ASSETS:
Beginning of year	1,305,901,053	1,556,899,189

End of year	$1,197,506,079	$1,305,901,053

SEE NOTES TO FINANCIAL STATEMENTS.

A60

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 97.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 1.0%
Boeing Co. (The)	279,739	$38,181,576

Airlines — 1.3%
American Airlines Group, Inc.*(a)	565,178	14,270,745
United Continental Holdings, Inc.*	967,039	36,583,085

		50,853,830

Auto Components — 1.1%
Lear Corp.	546,354	44,238,283

Automobiles — 0.6%
General Motors Co.*	558,559	22,828,306

Biotechnology — 6.1%
Alexion Pharmaceuticals, Inc.*(a)	335,413	44,630,054
Biogen Idec, Inc.*	246,895	69,068,876
BioMarin Pharmaceutical, Inc.*	775,348	54,483,704
Celgene Corp.*	219,581	37,100,406
Gilead Sciences, Inc.*	500,828	37,637,224

		242,920,264

Capital Markets — 3.7%
Goldman Sachs Group, Inc. (The)	554,372	98,267,981
Morgan Stanley	1,607,439	50,409,287

		148,677,268

Chemicals — 1.7%
Monsanto Co.	565,126	65,865,435

Commercial Banks — 2.4%
PNC Financial Services Group, Inc.	515,210	39,969,992
Wells Fargo & Co.	1,202,108	54,575,703

		94,545,695

Communications Equipment — 0.8%
JDS Uniphase Corp.*	2,528,247	32,816,646

Computers & Peripherals — 2.5%
Apple, Inc.	145,139	81,438,944
Stratasys Ltd.*(a)	138,890	18,708,483

		100,147,427

Consumer Finance — 0.9%
Capital One Financial Corp.	465,073	35,629,243

Diversified Financial Services — 3.3%
Citigroup, Inc.	975,066	50,810,689
ING US, Inc.	811,451	28,522,503
JPMorgan Chase & Co.	869,336	50,838,769

		130,171,961

Diversified Telecommunication Services — 2.0%
CenturyLink, Inc.(a)	1,182,988	37,678,168
Vivendi SA (France)	1,628,411	42,953,423

		80,631,591

Electronic Equipment, Instruments & Components — 1.3%
Flextronics International Ltd. (Singapore)*	6,579,992	51,126,538

Energy Equipment & Services — 2.1%
Halliburton Co.	887,495	45,040,371
Schlumberger Ltd.	417,537	37,624,259

		82,664,630

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	352,567	$41,958,999
Whole Foods Market, Inc.	723,898	41,863,021

		83,822,020

Food Products — 2.5%
Bunge Ltd.	566,789	46,539,045
Mondelez International, Inc. (Class A Stock)	1,491,419	52,647,091

		99,186,136

Health Care Providers & Services — 3.1%
Cigna Corp.	393,094	34,387,863
Express Scripts Holding Co.*	723,433	50,813,934
HCA Holdings, Inc.*	794,308	37,896,435

		123,098,232

Hotels, Restaurants & Leisure — 2.9%
Carnival Corp.	1,158,647	46,542,850
Dunkin’ Brands Group, Inc.(a)	615,443	29,664,352
Starbucks Corp.	496,233	38,899,705

		115,106,907

Independent Power Producers & Energy Traders — 0.9%
Calpine Corp.*	1,905,320	37,172,793

Industrial Conglomerates — 0.7%
Siemens AG, ADR (Germany)	214,034	29,645,849

Insurance — 1.3%
MetLife, Inc.	973,474	52,489,718

Internet & Catalog Retail — 5.1%
Amazon.com, Inc.*	230,052	91,742,437
ASOS PLC 144A (United Kingdom)*	385,268	39,254,434
priceline.com, Inc.*	60,863	70,747,151

		201,744,022

Internet Software & Services — 6.0%
Facebook, Inc. (Class A Stock)*	1,243,207	67,953,695
Google, Inc. (Class A Stock)*	102,852	115,267,265
LinkedIn Corp. (Class A Stock)*	199,805	43,323,718
Twitter, Inc.*(a)	166,909	10,623,758

		237,168,436

IT Services — 3.7%
FleetCor Technologies, Inc.*	162,916	19,088,868
MasterCard, Inc. (Class A Stock)	153,424	128,179,615

		147,268,483

Machinery — 1.1%
SPX Corp.	429,182	42,750,819

Media — 3.8%
Comcast Corp. (Class A Stock)	852,659	44,308,425
Liberty Global PLC (Class C Stock) (United Kingdom)*	583,464	49,197,684
Walt Disney Co. (The)	756,470	57,794,308

		151,300,417

Metals & Mining — 1.1%
Goldcorp, Inc. (Canada)	1,871,346	40,552,068
Kinross Gold Corp. (Canada)	927,185	4,061,070

		44,613,138

SEE NOTES TO FINANCIAL STATEMENTS.

A61

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Multiline Retail — 0.6%
J.C. Penney Co., Inc.*(a)	2,782,059	$25,455,840

Oil, Gas & Consumable Fuels — 7.4%
Anadarko Petroleum Corp.	513,970	40,768,100
Hess Corp.	304,234	25,251,422
Marathon Oil Corp.	1,254,756	44,292,887
Marathon Petroleum Corp.	110,097	10,099,198
Noble Energy, Inc.	719,852	49,029,120
Occidental Petroleum Corp.	475,069	45,179,062
Suncor Energy, Inc. (Canada)	1,144,960	40,139,619
Williams Cos., Inc. (The)	989,883	38,179,787

		292,939,195

Personal Products — 1.9%
Avon Products, Inc.	1,977,645	34,055,047
Estee Lauder Cos., Inc. (The) (Class A Stock)	573,338	43,183,818

		77,238,865

Pharmaceuticals — 8.0%
Actavis PLC*	204,805	34,407,240
Allergan, Inc.	356,434	39,592,689
Bayer AG, ADR (Germany)	186,367	26,464,114
Bristol-Myers Squibb Co.	977,721	51,965,871
Merck & Co., Inc.	972,336	48,665,417
Novo Nordisk A/S, ADR (Denmark)	226,876	41,917,610
Sanofi, ADR (France)	660,780	35,437,631
Shire PLC, ADR (Ireland)	172,854	24,422,542
Teva Pharmaceutical Industries Ltd., ADR (Israel)	356,831	14,301,786

		317,174,900

Road & Rail — 1.2%
Canadian Pacific Railway Ltd. (Canada)	325,192	49,208,053

Semiconductors & Semiconductor Equipment — 0.4%
Intel Corp.	603,857	15,676,128

Software — 5.0%
Microsoft Corp.	1,071,705	40,113,918
Red Hat, Inc.*	540,496	30,289,396
Salesforce.com, Inc.*(a)	866,268	47,809,331
Splunk, Inc.*	360,750	24,772,703
VMware, Inc. (Class A Stock)*(a)	381,011	34,180,497
Workday, Inc. (Class A Stock)*(a)	270,408	22,487,129

		199,652,974

Specialty Retail — 3.1%
Bed Bath & Beyond, Inc.*(a)	108,132	8,683,000
Inditex SA, ADR (Spain)	1,520,948	50,221,703
TJX Cos., Inc. (The)	980,937	62,515,115

		121,419,818

Textiles, Apparel & Luxury Goods — 4.1%
Burberry Group PLC (United Kingdom)	829,444	20,898,198
Michael Kors Holdings Ltd.*	743,842	60,392,532
NIKE, Inc. (Class B Stock)	753,280	59,237,939
Ralph Lauren Corp.	128,264	22,647,575

		163,176,244

COMMON STOCKS (continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 0.2%
NII Holdings, Inc.*	2,377,019	$6,536,802

TOTAL LONG-TERM INVESTMENTS (cost $2,569,869,570)		3,855,144,482

SHORT-TERM INVESTMENT — 5.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $234,213,027; includes $128,902,801 of cash collateral for securities on loan) (Note 4)(b)(w)	234,213,027	234,213,027

TOTAL INVESTMENTS — 102.9% (cost $2,804,082,597)		4,089,357,509
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.9)%		(116,113,013)

NET ASSETS — 100.0%		$3,973,244,496

The following abbreviation is used in the Portfolio description:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $126,169,077; cash collateral of $128,902,801 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally in active markets for identical securities.
Level 2—other	significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—significant	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,752,038,427	$103,106,055	$—
Affiliated Money Market Mutual Fund	234,213,027	—	—

Total	$3,986,251,454	$103,106,055	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Pharmaceuticals	8.0%
Oil, Gas & Consumable Fuels	7.4
Biotechnology	6.1
Internet Software & Services	6.0
Affiliated Money Market Mutual Fund (3.2% represents investments purchased with collateral from securities on loan)	5.9
Internet & Catalog Retail	5.1
Software	5.0
Textiles, Apparel & Luxury Goods	4.1
Media	3.8
Capital Markets	3.7
IT Services	3.7
Diversified Financial Services	3.3
Health Care Providers & Services	3.1

Specialty Retail	3.1%
Hotels, Restaurants & Leisure	2.9
Computers & Peripherals	2.5
Food Products	2.5
Commercial Banks	2.4
Food & Staples Retailing	2.1
Energy Equipment & Services	2.1
Diversified Telecommunication Services	2.0
Personal Products	1.9
Chemicals	1.7
Insurance	1.3
Electronic Equipment, Instruments & Components	1.3
Airlines	1.3
Road & Rail	1.2
Metals & Mining	1.1
Auto Components	1.1
Machinery	1.1
Aerospace & Defense	1.0
Independent Power Producers & Energy Traders	0.9
Consumer Finance	0.9
Communications Equipment	0.8
Industrial Conglomerates	0.7
Multiline Retail	0.6
Automobiles	0.6
Semiconductors & Semiconductor Equipment	0.4
Wireless Telecommunication Services	0.2

102.9
Liabilities in excess of other assets	(2.9)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on Loan	$126,169,077	$—	$—	$126,169,077

Collateral Amounts Pledged/(Received):
Securities on Loan				(126,169,077)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A63

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value, including securities on loan of $126,169,077:
Unaffiliated investments (cost $2,569,869,570)	$3,855,144,482
Affiliated investments (cost $234,213,027)	234,213,027
Cash	989,742
Foreign currency, at value (cost $54,065)	53,893
Receivable for investments sold	36,234,924
Dividends receivable	3,220,257
Tax reclaim receivable	1,313,777
Receivable for Series shares sold	14,720
Prepaid expenses	29,665

Total Assets	4,131,214,487

LIABILITIES
Collateral for securities on loan	128,902,801
Payable for investments purchased	26,584,648
Management fee payable	1,488,528
Payable for Series shares repurchased	691,433
Accrued expenses and other liabilities	300,402
Affiliated transfer agent fees payable	926
Deferred trustees’ fees	792
Distribution fee payable	461

Total Liabilities	157,969,991

NET ASSETS	$3,973,244,496

Net assets were comprised of:
Paid-in capital	$2,400,979,118
Retained earnings	1,572,265,378

Net assets, December 31, 2013	$3,973,244,496

Class I:
Net asset value and redemption price per share, $3,970,925,750 / 110,899,705 outstanding shares of beneficial interest	$35.81

Class II:
Net asset value and redemption price per share, $2,318,746 / 64,328 outstanding shares of beneficial interest	$36.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,410,737 foreign withholding tax)	$46,732,042
Affiliated income from securities lending, net	519,974
Affiliated dividend income	103,723

47,355,739

EXPENSES
Management fee	15,969,567
Distribution fee—Class II	4,988
Administration fee—Class II	2,993
Custodian’s fees and expenses	431,000
Shareholders’ reports	264,000
Insurance expenses	41,000
Trustees’ fees	41,000
Audit fee	24,000
Legal fees and expenses	19,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	24,876

Total expenses	16,839,424

NET INVESTMENT INCOME	30,516,315

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	417,663,494
Foreign currency transactions	(52,774)

417,610,720

Net change in unrealized appreciation (depreciation) on:
Investments	579,350,926
Foreign currencies	55,066

579,405,992

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	997,016,712

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,027,533,027

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$30,516,315	$32,977,472
Net realized gain on investment and foreign currency transactions	417,610,720	160,093,957
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	579,405,992	208,970,300

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,027,533,027	402,041,729

DISTRIBUTIONS
Class I	—	(18,817,932)
Class II	—	(4,233)

TOTAL DISTRIBUTIONS	—	(18,822,165)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	15,823,185	17,165,247
Series shares issued in reinvestment of distributions	—	18,822,165
Series shares repurchased	(238,940,216)	(249,839,713)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(223,117,031)	(213,852,301)

TOTAL INCREASE IN NET ASSETS	804,415,996	169,367,263
NET ASSETS:
Beginning of year	3,168,828,500	2,999,461,237

End of year	$3,973,244,496	$3,168,828,500

SEE NOTES TO FINANCIAL STATEMENTS.

A64

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 94.1%
COMMON STOCKS — 70.7%	Shares	Value (Note 2)
Aerospace & Defense — 2.3%
Boeing Co. (The)	61,500	$8,394,135
General Dynamics Corp.	188,400	18,001,620
Honeywell International, Inc.	72,500	6,624,325
L-3 Communications Holdings, Inc.	87,600	9,360,936
Northrop Grumman Corp.	184,100	21,099,701
Raytheon Co.	152,700	13,849,890
Safran SA (France)	13,345	927,861
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	126,500	4,311,120
Teledyne Technologies, Inc.*	8,300	762,438
Thales SA (France)	12,074	778,095
United Technologies Corp.	5,600	637,280

		84,747,401

Air Freight & Logistics — 0.6%
Deutsche Post AG (Germany)	17,271	630,826
FedEx Corp.	8,500	1,222,045
United Parcel Service, Inc. (Class B Stock)	187,100	19,660,468

		21,513,339

Airlines — 0.1%
Alaska Air Group, Inc.	20,200	1,482,074
easyJet PLC (United Kingdom)	32,099	818,112
International Consolidated Airlines Group SA (United Kingdom)*	9,383	62,503
Japan Airlines Co. Ltd. (Japan)	600	29,599

		2,392,288

Auto Components — 0.3%
Aisin Seiki Co. Ltd. (Japan)	2,000	81,312
BorgWarner, Inc.	75,200	4,204,432
Bridgestone Corp. (Japan)	3,100	117,449
Continental AG (Germany)	121	26,583
Denso Corp. (Japan)	18,100	956,199
Johnson Controls, Inc.	73,900	3,791,070
NGK Spark Plug Co. Ltd. (Japan)	2,000	47,401
Toyota Industries Corp. (Japan)	1,700	76,848
Valeo SA (France)	6,990	774,644

		10,075,938

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	2,757	323,763
Daimler AG (Germany)	18,334	1,591,113
Fiat SpA (Italy)*	89,138	729,591
Ford Motor Co.	1,319,300	20,356,799
Fuji Heavy Industries Ltd. (Japan)	30,100	865,043
Honda Motor Co. Ltd. (Japan)	1,000	41,277
Suzuki Motor Corp. (Japan)	1,300	35,031
Thor Industries, Inc.	35,500	1,960,665
Toyota Motor Corp. (Japan)	28,400	1,731,693
Volkswagen AG (Germany)	1,024	278,035

		27,913,010

Beverages — 1.6%
Anheuser-Busch InBev NV (Belgium)	12,791	1,360,152
Asahi Group Holdings Ltd. (Japan)	3,900	110,057
Coca-Cola Co. (The)	329,100	13,595,121

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages (continued)
Coca-Cola Enterprises, Inc.	162,900	$7,188,777
Coca-Cola West Co. Ltd. (Japan)	600	12,708
Diageo PLC (United Kingdom)	28,158	933,121
Dr. Pepper Snapple Group, Inc.	41,800	2,036,496
Heineken Holding NV (Netherlands)	5,294	335,110
Heineken NV (Netherlands)	752	50,825
Kirin Holdings Co. Ltd. (Japan)	11,000	158,416
PepsiCo, Inc.	384,320	31,875,501
SABMiller PLC (United Kingdom)	17,121	881,309
Treasury Wine Estates Ltd. (Australia)	4,908	21,168

		58,558,761

Biotechnology — 1.7%
Actelion Ltd. (Switzerland)	1,021	86,602
Alexion Pharmaceuticals, Inc.*	85,100	11,323,406
Amgen, Inc.	120,308	13,734,361
Biogen Idec, Inc.*	84,800	23,722,800
Celgene Corp.*	40,600	6,859,776
Gilead Sciences, Inc.*	115,700	8,694,855

		64,421,800

Building Products — 0.4%
AO Smith Corp.	30,300	1,634,382
Armstrong World Industries, Inc.*	20,600	1,186,766
Assa Abloy AB (Sweden) (Class B Stock)	9,334	494,180
Daikin Industries Ltd. (Japan)	2,400	149,767
Lennox International, Inc.	20,000	1,701,200
LIXIL Group Corp. (Japan)	2,600	71,376
Masco Corp.	429,100	9,770,607
TOTO Ltd. (Japan)	50,000	793,057

		15,801,335

Capital Markets — 1.9%
Aberdeen Asset Management PLC (United Kingdom)	97,456	810,416
BlackRock, Inc.	25,100	7,943,397
Daiwa Securities Group, Inc. (Japan)	74,000	741,151
E*TRADE Financial Corp.*	35,900	705,076
Franklin Resources, Inc.	284,800	16,441,504
Goldman Sachs Group, Inc. (The)	152,000	26,943,520
Invesco Ltd.	11,300	411,320
Investec PLC (United Kingdom)	59,886	434,941
Macquarie Group Ltd.	11,893	583,739
Morgan Stanley	107,500	3,371,200
Raymond James Financial, Inc., Common Stock	51,100	2,666,909
State Street Corp.	97,600	7,162,864
T. Rowe Price Group, Inc.	15,200	1,273,304
UBS AG (Switzerland)	1,443	27,630

		69,516,971

Chemicals — 1.4%
Air Water, Inc. (Japan)	2,000	27,106
Asahi Kasei Corp. (Japan)	100,000	784,382
BASF SE (Germany)	9,457	1,009,387
Daicel Corp. (Japan)	43,000	350,442
Dow Chemical Co. (The)	65,000	2,886,000

SEE NOTES TO FINANCIAL STATEMENTS.

A65

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Eastman Chemical Co.	14,200	$1,145,940
EMS-Chemie Holding AG (Switzerland)	1,874	668,219
International Flavors & Fragrances, Inc.	53,100	4,565,538
Israel Chemicals Ltd. (Israel)	2,783	23,213
K+S AG (Germany)(a)	12,469	384,204
Kaneka Corp. (Japan)	3,000	19,698
LyondellBasell Industries NV (Netherlands) (Class A Stock)	209,100	16,786,548
Mitsubishi Chemical Holdings Corp. (Japan)	3,000	13,883
Nippon Paint Co. Ltd. (Japan)	2,000	33,276
Orica Ltd. (Australia)	3,768	80,574
PPG Industries, Inc.	88,300	16,746,978
Westlake Chemical Corp.	59,300	7,238,751
Yara International ASA (Norway)	18,067	779,198

		53,543,337

Commercial Banks — 2.8%
Australia & New Zealand Banking Group Ltd. (Australia)	51,642	1,490,808
Banco Bilbao Vizcaya Argentaria SA (Spain)	36,909	456,586
Banco Santander SA (Spain)	114,583	1,030,392
Bank Hapoalim BM (Israel)	135,378	758,536
Bank of East Asia Ltd. (Hong Kong)	50,400	213,950
Bank of Yokohama Ltd. (The) (Japan)	2,000	11,158
BNP Paribas SA (France)	983	76,681
BOC Hong Kong Holdings Ltd. (Hong Kong)	38,500	123,649
Commonwealth Bank of Australia (Australia)	25,601	1,783,798
DNB ASA (Norway)	49,292	884,701
Fifth Third Bancorp	539,400	11,343,582
Fukuoka Financial Group, Inc. (Japan)	8,000	35,116
Hang Seng Bank Ltd. (Hong Kong)	47,800	776,347
HSBC Holdings PLC (United Kingdom)	255,106	2,799,586
Huntington Bancshares, Inc.	950,400	9,171,360
Iyo Bank Ltd. (The) (Japan)	2,700	26,490
Joyo Bank Ltd. (The) (Japan)	7,000	35,792
KBC Groep NV (Belgium)	10,115	575,096
KeyCorp	1,056,900	14,183,598
Lloyds Banking Group PLC (United Kingdom)*	171,247	224,709
Mitsubishi UFJ Financial Group, Inc. (Japan)	235,500	1,563,578
Mizrahi Tefahot Bank Ltd. (Israel)	1,129	14,778
Mizuho Financial Group, Inc. (Japan)	234,100	508,238
National Australia Bank Ltd. (Australia)	4,091	127,688
Nishi-Nippon City Bank Ltd. (The) (Japan)	7,000	18,858
PNC Financial Services Group, Inc.	85,000	6,594,300

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
Regions Financial Corp.	32,100	$317,469
Resona Holdings, Inc. (Japan)	91,200	465,345
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	71,742	947,803
Sumitomo Mitsui Financial Group, Inc. (Japan)	26,500	1,378,090
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	33,000	174,610
Suruga Bank Ltd. (Japan)	1,000	17,957
Swedbank AB (Sweden) (Class A Stock)	10,777	303,581
UniCredit SpA (Italy)	48,503	357,791
US Bancorp	13,900	561,560
Wells Fargo & Co.	966,812	43,893,265
Westpac Banking Corp. (Australia)	50,107	1,452,531

		104,699,377

Commercial Services & Supplies — 0.1%
Dai Nippon Printing Co. Ltd. (Japan)	6,000	63,733
Pitney Bowes, Inc.(a)	15,400	358,820
Secom Co. Ltd. (Japan)	2,100	126,703
Steelcase, Inc. (Class A Stock)	25,100	398,086
Toppan Printing Co. Ltd. (Japan)	3,000	24,014
UniFirst Corp.	9,500	1,016,500

		1,987,856

Communications Equipment — 1.7%
Cisco Systems, Inc.	1,209,900	27,162,255
Harris Corp.	52,300	3,651,063
Juniper Networks, Inc.*	118,300	2,670,031
Nokia OYJ (Finland)*	42,763	345,526
QUALCOMM, Inc.	400,700	29,751,975

		63,580,850

Computers & Peripherals — 3.1%
Apple, Inc.	136,000	76,310,960
EMC Corp.	498,500	12,537,275
Hewlett-Packard Co.	741,900	20,758,362
NetApp, Inc.	73,700	3,032,018
Western Digital Corp.	53,800	4,513,820

		117,152,435

Construction & Engineering — 0.4%
ACS Actividades de Construccion y Servicios SA (Spain)	18,409	634,588
AECOM Technology Corp.*	82,200	2,419,146
Bouygues SA (France)	15,365	581,042
Jacobs Engineering Group, Inc.*	106,800	6,727,332
JGC Corp. (Japan)	1,000	39,244
Quanta Services, Inc.*	177,400	5,598,744
Vinci SA (France)	5,872	385,975

		16,386,071

Construction Materials
Imerys SA (France)	2,182	189,939

Consumer Finance — 0.3%
Capital One Financial Corp.	33,400	2,558,774
Discover Financial Services	185,800	10,395,510

		12,954,284

SEE NOTES TO FINANCIAL STATEMENTS.

A66

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Containers & Packaging
Packaging Corp. of America	13,600	$860,608
Toyo Seikan Group Holdings Ltd. (Japan)	1,300	27,987

		888,595

Diversified Consumer Services — 0.1%
Graham Holdings Co. (Class B Stock)	8,400	5,571,888

Diversified Financial Services — 3.1%
Bank of America Corp.	1,462,982	22,778,630
Berkshire Hathaway, Inc. (Class B Stock)*	133,500	15,827,760
Citigroup, Inc.	574,950	29,960,645
Exor SpA (Italy)	1,054	41,892
Industrivarden AB (Sweden) (Class C Stock)	1,250	23,784
Investor AB (Sweden) (Class B Stock)	25,544	880,337
JPMorgan Chase & Co.	637,594	37,286,497
McGraw-Hill Financial, Inc.	87,000	6,803,400
ORIX Corp. (Japan)	13,200	231,949
Pohjola Bank PLC (Finland) (Class A Stock)	9,806	196,618

		114,031,512

Diversified Telecommunication Services — 1.5%
AT&T, Inc.	816,647	28,713,309
Bezeq the Israeli Telecommunication Corp. Ltd. (Israel)	158,628	269,011
BT Group PLC (United Kingdom)	189,488	1,194,906
CenturyLink, Inc.	270,200	8,605,870
Deutsche Telekom AG (Germany)	2,378	40,974
Nippon Telegraph & Telephone Corp. (Japan)	16,900	910,241
Swisscom AG (Switzerland)	1,495	790,098
Telefonica SA (Spain)	826	13,506
Telenor ASA (Norway)	21,612	516,388
TeliaSonera AB (Sweden)	98,920	825,033
Telstra Corp. Ltd. (Australia)	44,551	209,104
Verizon Communications, Inc.	261,188	12,834,778

		54,923,218

Electric Utilities — 1.0%
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	10,000	63,212
Chubu Electric Power Co., Inc. (Japan)	6,300	81,445
Chugoku Electric Power Co., Inc. (The) (Japan)	3,000	46,711
Duke Energy Corp.	131,400	9,067,914
EDP—Energias de Portugal SA (Portugal)	116,565	428,156
Electricite de France SA (France)	21,129	747,487
Exelon Corp.(a)	239,300	6,554,427
Hokkaido Electric Power Co., Inc. (Japan)*	1,900	21,865
Hokuriku Electric Power Co. (Japan)	1,700	23,087
Iberdrola SA (Spain)	22,892	146,092
Kansai Electric Power Co., Inc. (The) (Japan)*	7,000	80,565

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
Kyushu Electric Power Co., Inc. (Japan)*	4,400	$56,196
Power Assets Holdings Ltd. (Hong Kong)	4,000	31,842
PPL Corp.	508,500	15,300,765
Shikoku Electric Power Co., Inc. (Japan)*	1,800	26,994
SSE PLC (United Kingdom)	1,588	36,086
Tohoku Electric Power Co., Inc. (Japan)*	4,600	51,820
Tokyo Electric Power Co., Inc. (Japan)*	14,900	73,414
Xcel Energy, Inc.	170,900	4,774,946

		37,613,024

Electrical Equipment — 0.6%
ABB Ltd. (Switzerland)	6,548	173,129
AMETEK, Inc.	31,400	1,653,838
Emerson Electric Co.	182,100	12,779,778
Fuji Electric Co. Ltd. (Japan)	34,000	159,305
Nidec Corp. (Japan)	800	78,812
OSRAM Licht AG (Germany)*	2,395	135,087
Rockwell Automation, Inc.	49,500	5,848,920

		20,828,869

Electronic Equipment & Instruments
Murata Manufacturing Co. Ltd. (Japan)	9,000	800,400

Electronic Equipment, Instruments & Components — 0.5%
Arrow Electronics, Inc.*	74,200	4,025,350
Avnet, Inc.	83,300	3,674,363
Citizen Holdings Co. Ltd. (Japan)	2,700	22,780
FUJIFILM Holdings Corp. (Japan)	31,900	905,483
Hirose Electric Co. Ltd. (Japan)	300	42,765
Hitachi Ltd. (Japan)	102,000	773,380
Hoya Corp. (Japan)	4,400	122,372
Ingram Micro, Inc. (Class A Stock)*	119,300	2,798,778
Jabil Circuit, Inc.	93,800	1,635,872
Keyence Corp. (Japan)	500	214,093
Nippon Electric Glass Co. Ltd. (Japan)	5,000	26,266
Omron Corp. (Japan)	2,100	92,806
ScanSource, Inc.*	7,200	305,496
SYNNEX Corp.*	12,500	842,500
TE Connectivity Ltd. (Switzerland)	61,400	3,383,754

		18,866,058

Energy Equipment & Services — 1.3%
Baker Hughes, Inc.	167,700	9,267,102
Ensco PLC (Class A Stock)	138,200	7,902,276
Schlumberger Ltd.	340,000	30,637,400
Seadrill Ltd. (Bermuda)	5,252	215,250
Transocean Ltd.	3,652	178,728

		48,200,756

Food & Staples Retailing — 2.0%
Aeon Co. Ltd. (Japan) (Class A Stock)	6,100	82,696
Carrefour SA (France)	5,277	209,463

SEE NOTES TO FINANCIAL STATEMENTS.

A67

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing (continued)
Casino Guichard Perrachon SA (France)	6,608	$762,474
CVS Caremark Corp.	354,300	25,357,251
FamilyMart Co. Ltd. (Japan)	400	18,275
J Sainsbury PLC (United Kingdom)	118,715	718,494
Koninklijke Ahold NV (Netherlands)	47,423	852,249
Kroger Co. (The)	370,100	14,630,053
Wal-Mart Stores, Inc.	384,000	30,216,960
Wesfarmers Ltd. (Australia)	2,344	92,290
WM Morrison Supermarkets PLC (United Kingdom)	178,985	774,797
Woolworths Ltd. (Australia)	6,058	183,444

		73,898,446

Food Products — 0.8%
Ajinomoto Co., Inc. (Japan)	4,000	57,907
Archer-Daniels-Midland Co.	362,900	15,749,860
Chiquita Brands International, Inc.*	51,900	607,230
Darling International, Inc.*	66,300	1,384,344
Dean Foods Co.*	149,400	2,568,186
Golden Agri-Resources Ltd. (Singapore)	38,000	16,450
J.M. Smucker Co. (The)	7,600	787,512
Kraft Foods Group, Inc.	17,400	938,208
Lindt & Spruengli AG (Switzerland)	9	485,287
Lindt & Spruengli AG (Switzerland) (Class C Stock)	9	40,568
Nestle SA (Switzerland)	21,912	1,605,932
Nippon Meat Packers, Inc. (Japan)	2,000	34,375
Suedzucker AG (Germany)	26,593	718,412
Tyson Foods, Inc. (Class A Stock)	104,200	3,486,532
Unilever NV (Netherlands)	11,485	461,760
Wilmar International Ltd. (Singapore)	267,000	725,247

		29,667,810

Gas Utilities — 0.1%
AGL Resources, Inc.	21,500	1,015,445
Gas Natural SDG SA (Spain)	2,445	62,933
New Jersey Resources Corp.	24,300	1,123,632
Snam SpA (Italy)	20,849	116,533
UGI Corp.	39,300	1,629,378

		3,947,921

Healthcare Equipment & Supplies — 1.4%
Abbott Laboratories	567,800	21,763,774
Baxter International, Inc.	55,900	3,887,845
Becton Dickinson and Co.	40,900	4,519,041
CareFusion Corp.*	78,100	3,109,942
Covidien PLC (Ireland)	34,900	2,376,690
Hill-Rom Holdings, Inc.(a)	26,700	1,103,778
Medtronic, Inc.	81,300	4,665,807
Smith & Nephew PLC (United Kingdom)	4,238	60,530
St. Jude Medical, Inc.	124,300	7,700,385
Stryker Corp.	44,000	3,306,160

		52,493,952

Healthcare Providers & Services — 1.0%
Alfresa Holdings Corp. (Japan)	400	19,854
CIGNA Corp.	121,000	10,585,080

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Providers & Services (continued)
Fresenius SE & Co. KGaA (Germany)	4,960	$762,725
Medipal Holdings Corp. (Japan)	49,200	649,512
Sonic Healthcare Ltd. (Australia)	34,327	509,427
UnitedHealth Group, Inc.(a)	152,900	11,513,370
WellPoint, Inc.	131,800	12,177,002

		36,216,970

Healthcare Technology — 0.1%
Cerner Corp.*	53,800	2,998,812

Hotels, Restaurants & Leisure — 1.1%
Flight Centre Ltd. (Australia)	565	24,063
Galaxy Entertainment Group Ltd. (Hong Kong)*	90,000	810,294
Jack in the Box, Inc.*	65,500	3,276,310
Marriott Vacations Worldwide Corp.*	34,400	1,814,944
McDonald’s Corp.	258,300	25,062,849
MGM China Holdings Ltd. (Macau)	114,800	491,329
Oriental Land Co. Ltd. (Japan)	500	72,107
SJM Holdings Ltd. (Hong Kong)	20,000	67,229
TUI Travel PLC (United Kingdom)	75,224	515,619
Wyndham Worldwide Corp.	101,700	7,494,273

		39,629,017

Household Durables — 0.4%
Iida Group Holdings Co. Ltd. (Japan)*	1,500	29,940
Panasonic Corp. (Japan)	91,800	1,070,132
Persimmon PLC (United Kingdom)	29,201	600,352
Sekisui Chemical Co. Ltd. (Japan)	42,000	515,404
Whirlpool Corp.	93,700	14,697,782

		16,913,610

Household Products — 1.4%
Colgate-Palmolive Co.	177,400	11,568,254
Kimberly-Clark Corp.	18,000	1,880,280
Procter & Gamble Co. (The)	460,905	37,522,276
Reckitt Benckiser Group PLC (United Kingdom)	7,066	561,297
Svenska Cellulosa AB (Sweden) (Class B Stock)	15,224	469,019

		52,001,126

Independent Power Producers & Energy Traders — 0.3%
AES Corp.	663,000	9,620,130
Electric Power Development Co. Ltd. (Japan)	1,200	34,988

		9,655,118

Industrial Conglomerates — 1.3%
3M Co.	114,200	16,016,550
General Electric Co.	1,088,000	30,496,640
Hutchison Whampoa Ltd. (Hong Kong)	75,000	1,021,932
Koninklijke Philips NV (Netherlands)	2,292	84,395
Siemens AG (Germany)	1,997	273,827

		47,893,344

Insurance — 1.8%
Aegon NV (Netherlands)	36,913	349,808

SEE NOTES TO FINANCIAL STATEMENTS.

A68

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Ageas (Belgium)	10,422	$444,433
Allianz SE (Germany)	4,730	851,052
Allstate Corp. (The)	19,400	1,058,076
American Financial Group, Inc.	55,300	3,191,916
American International Group, Inc.	200,500	10,235,525
Aspen Insurance Holdings Ltd.	25,100	1,036,881
AXA SA (France)	39,231	1,092,494
Axis Capital Holdings Ltd. (Bermuda)	49,200	2,340,444
Baloise Holding AG (Switzerland)	1,350	172,144
Chubb Corp. (The)	61,300	5,923,419
Everest Re Group Ltd.	16,500	2,571,855
Hannover Rueckversicherung AG (Germany)	8,590	738,492
Insurance Australia Group Ltd. (Australia)	22,622	117,784
Legal & General Group PLC (United Kingdom)	258,272	954,697
MetLife, Inc.	22,700	1,223,984
Muenchener Rueckversicherungs AG (Germany)	4,879	1,076,165
PartnerRe Ltd.	114,300	12,050,649
ProAssurance Corp.	13,400	649,632
Prudential PLC (United Kingdom)	32,159	718,565
Reinsurance Group of America, Inc.	17,700	1,370,157
Sampo OYJ (Finland) (Class A Stock)	9,661	474,865
Swiss Re AG (Switzerland)	11,132	1,026,242
Travelers Cos., Inc. (The)	169,600	15,355,584
Tryg A/S (Denmark)	1,496	144,663
XL Group PLC (Ireland)	32,500	1,034,800
Zurich Insurance Group AG (Switzerland)	378	109,644

		66,313,970

Internet & Catalog Retail — 0.5%
Amazon.com, Inc.*	18,500	7,377,615
Expedia, Inc.	118,400	8,247,744
HSN, Inc.	54,400	3,389,120
Overstock.com Inc*(a)	23,800	732,802

		19,747,281

Internet Software & Services — 1.6%
Akamai Technologies, Inc.*(a)	22,600	1,066,268
Facebook, Inc. (Class A Stock)*	101,900	5,569,854
Google, Inc. (Class A Stock)*	48,500	54,354,435
United Internet AG (Germany)	15,308	652,583

		61,643,140

IT Services — 1.9%
Accenture PLC (Ireland) (Class A Stock)	107,700	8,855,094
Amadeus IT Holding SA (Spain) (Class A Stock)	7,243	310,257
Amdocs Ltd.	8,100	334,044
Broadridge Financial Solutions, Inc.	14,400	569,088
Cap Gemini SA (France)	11,987	811,348
Cognizant Technology Solutions Corp. (Class A Stock)*	98,900	9,986,922
CoreLogic, Inc.*	102,900	3,656,037

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
DST Systems, Inc.	52,900	$4,800,146
Fiserv, Inc.*	100,800	5,952,240
iGATE Corp.*	58,000	2,329,280
International Business Machines Corp.	99,800	18,719,486
MasterCard, Inc. (Class A Stock)	6,900	5,764,674
NeuStar, Inc.*	4,600	229,356
Otsuka Corp. (Japan)	200	25,551
Syntel, Inc.*	22,700	2,064,565
Total System Services, Inc.	120,300	4,003,584
Visa, Inc. (Class A Stock)(a)	11,200	2,494,016

		70,905,688

Leisure Equipment & Products — 0.2%
Namco Bandai Holdings, Inc. (Japan)	1,800	39,964
Polaris Industries, Inc.(a)	53,300	7,762,612
Smith & Wesson Holding Corp.*(a)	50,900	686,641

		8,489,217

Life Sciences Tools & Services
PerkinElmer, Inc.	13,600	560,728
Techne Corp.	3,100	293,477

		854,205

Machinery — 1.1%
Atlas Copco AB (Sweden) (Class B Stock)	4,073	103,541
Deere & Co.	102,800	9,388,724
Dover Corp.	75,500	7,288,770
GEA Group AG (Germany)	3,065	146,157
Hino Motors Ltd. (Japan)	47,000	740,379
Illinois Tool Works, Inc.	57,000	4,792,560
Kone OYJ (Finland) (Class B Stock)	2,717	122,533
Kubota Corp. (Japan)	11,000	182,460
Lincoln Electric Holdings, Inc.	27,600	1,968,984
Mitsubishi Heavy Industries Ltd. (Japan)	31,000	192,001
Mueller Industries, Inc.	9,800	617,498
Oshkosh Corp.	184,700	9,305,186
SMC Corp. (Japan)	400	100,955
Valmont Industries, Inc. (Class B Stock)	26,400	3,936,768
WABCO Holdings, Inc.*	22,100	2,064,361
Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	718,000	675,762

		41,626,639

Marine — 0.1%
A.P. Moeller-Maersk A/S (Denmark) (Class A Stock)	6	61,806
A.P. Moeller-Maersk A/S (Denmark) (Class B Stock)	69	746,715
Matson, Inc.	43,400	1,133,174
Nippon Yusen K.K. (Japan)	10,000	31,974

		1,973,669

Media — 1.9%
AMC Networks, Inc. (Class A Stock)*	14,600	994,406
CBS Corp. (Class B Stock)	103,400	6,590,716

SEE NOTES TO FINANCIAL STATEMENTS.

A69

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Cinemark Holdings, Inc.	17,100	$569,943
Comcast Corp. (Class A Stock)	643,373	33,432,878
Dentsu, Inc. (Japan)	2,300	94,067
DIRECTV*	103,600	7,157,724
ITV PLC (United Kingdom)	259,625	835,515
JCDecaux SA (France)	17,875	737,940
ProSiebenSat.1 Media AG (Germany) (Germany)	15,213	755,418
REA Group Ltd.	9,730	328,655
RTL Group SA (Germany)	397	51,385
Scripps Networks Interactive, Inc. (Class A Stock)	47,800	4,130,398
Twenty-First Century Fox, Inc. (Class A Stock)	94,500	3,324,510
Viacom, Inc. (Class B Stock)	65,700	5,738,238
Walt Disney Co. (The)	102,400	7,823,360

		72,565,153

Metals & Mining — 1.0%
Anglo American PLC (United Kingdom)	45,619	998,391
BHP Billiton Ltd. (Australia)	33,444	1,140,201
BHP Billiton PLC (United Kingdom)	44,156	1,370,164
Cliffs Natural Resources, Inc.(a)	10,600	277,826
Fortescue Metals Group Ltd. (Australia)	147,704	771,578
Freeport-McMoRan Copper & Gold, Inc.	512,900	19,356,846
JFE Holdings, Inc. (Japan)	5,000	119,150
Kobe Steel Ltd. (Japan)*	25,000	42,860
Mitsubishi Materials Corp. (Japan)	51,000	188,519
Newmont Mining Corp.	321,900	7,413,357
Nippon Steel & Sumitomo Metal Corp. (Japan)	77,000	258,243
Rio Tinto PLC (United Kingdom)	350	19,778
Southern Copper Corp. (British Virgin Islands)	166,900	4,791,699
Sumitomo Metal Mining Co. Ltd. (Japan)	37,000	484,822
Voestalpine AG (Austria)	15,244	732,543

		37,965,977

Multi-Utilities — 0.4%
Centrica PLC (United Kingdom)	62,579	360,871
E.ON AG (Germany)	54,767	1,012,531
GDF Suez (France)	18,553	436,358
National Grid PLC (United Kingdom)	91,396	1,195,393
PG&E Corp.	161,600	6,509,248
SCANA Corp.	82,900	3,890,497

		13,404,898

Multiline Retail — 1.0%
Dillard’s, Inc. (Class A Stock)	62,400	6,065,904
Dollar General Corp.*	173,900	10,489,648
Macy’s, Inc.	316,200	16,885,080
Next PLC (United Kingdom)	6,447	582,757
Takashimaya Co. Ltd. (Japan)	3,000	29,933
Target Corp.	44,300	2,802,861

		36,856,183

COMMON STOCKS (continued)	Shares	Value (Note 2)
Office Electronics
Konica Minolta Holdings, Inc. (Japan)	12,500	$124,916
Ricoh Co. Ltd. (Japan)	33,000	350,949

		475,865

Oil, Gas & Consumable Fuels — 6.4%
Anadarko Petroleum Corp.	228,500	18,124,620
Apache Corp.	112,700	9,685,438
BG Group PLC (United Kingdom)	1,621	34,881
BP PLC (United Kingdom)	289,331	2,344,783
Chevron Corp.	359,756	44,937,122
ConocoPhillips	328,434	23,203,862
Delek Group Ltd. (Israel)	311	118,798
Devon Energy Corp.	162,500	10,053,875
ENI SpA (Italy)	22,763	550,040
EOG Resources, Inc.	47,300	7,938,832
Exxon Mobil Corp.	607,516	61,480,619
Idemitsu Kosan Co. Ltd. (Japan)	800	18,213
Kinder Morgan, Inc.	470,800	16,948,800
Marathon Oil Corp.	255,200	9,008,560
Marathon Petroleum Corp.	91,500	8,393,295
OMV AG (Austria)	15,102	722,793
Phillips 66	256,100	19,752,993
Repsol SA (Spain)	9,167	231,313
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	18,928	678,350
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	45,316	1,709,336
Showa Shell Sekiyu KK (Japan)	61,400	624,124
Total SA (France)	32,891	2,018,840
Woodside Petroleum Ltd. (Australia)	6,835	238,052

		238,817,539

Paper & Forest Products — 0.1%
Clearwater Paper Corp.*	19,700	1,034,250
OJI Holdings Corp. (Japan)	8,000	41,035
Schweitzer-Mauduit International, Inc.	15,400	792,638

		1,867,923

Personal Products — 0.2%
Avon Products, Inc.	250,300	4,310,166
Medifast, Inc.*	9,400	245,622
Nu Skin Enterprises, Inc. (Class A Stock)	13,800	1,907,436

		6,463,224

Pharmaceuticals — 5.2%
AbbVie, Inc.	16,500	871,365
Allergan, Inc.	172,800	19,194,624
AstraZeneca PLC (United Kingdom)	7,252	430,241
Bayer AG (Germany)	2,481	348,360
Eli Lilly & Co.	383,200	19,543,200
Express Scripts Holding Co.*	307,400	21,591,776
Forest Laboratories, Inc.*	142,200	8,536,266
GlaxoSmithKline PLC (United Kingdom)	67,970	1,815,997
Jazz Pharmaceuticals PLC*	31,800	4,024,608
Johnson & Johnson	561,098	51,390,966

SEE NOTES TO FINANCIAL STATEMENTS.

A70

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Merck & Co., Inc.	416,800	$20,860,840
Merck KGaA (Germany)	4,541	814,785
Novartis AG (Switzerland)	25,469	2,041,325
Novo Nordisk A/S (Denmark) (Class B Stock)	1,467	268,904
Otsuka Holdings Co. Ltd. (Japan)	28,100	811,357
Pfizer, Inc.	1,163,597	35,640,976
Roche Holding AG (Switzerland)	9,623	2,695,655
Sanofi (France)	8,009	855,324
Shionogi & Co. Ltd. (Japan)	15,200	329,987
Shire PLC (United Kingdom)	13,635	642,583
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	300	20,622
Teva Pharmaceutical Industries Ltd. (Israel)	18,357	734,489
Zoetis, Inc.	9,300	304,017

		193,768,267

Professional Services
Adecco SA (Switzerland)	3,998	317,388
Capita PLC (United Kingdom)	33,038	568,693
Randstad Holding NV (Netherlands)	3,093	200,715

		1,086,796

Real Estate Investment Trusts — 1.0%
American Capital Agency Corp.	158,800	3,063,252
American Capital Mortgage Investment Corp.	69,200	1,208,232
Annaly Capital Management, Inc.	966,000	9,631,020
CapitaCommercial Trust (Singapore)	347,000	399,620
CapitaMall Trust (Singapore)	25,000	37,833
Dexus Property Group (Australia)	236,762	212,939
Franklin Street Properties Corp.	75,100	897,445
Hospitality Properties Trust	16,000	432,480
Japan Retail Fund Investment Corp. (Japan)	24	48,833
Link REIT (The) (Hong Kong)	158,000	766,309
Resource Capital Corp.	126,900	752,517
RLJ Lodging Trust	139,700	3,397,504
Simon Property Group, Inc.	36,800	5,599,488
Starwood Property Trust, Inc.	54,600	1,512,420
Unibail-Rodamco SE (France)	3,580	917,412
Ventas, Inc.	117,800	6,747,584
Westfield Retail Trust (Australia)	30,952	82,228

		35,707,116

Real Estate Management & Development — 0.5%
CBRE Group, Inc. (Class A Stock)*	544,700	14,325,610
Daiwa House Industry Co. Ltd. (Japan)	6,000	116,251
Henderson Land Development Co. Ltd. (Hong Kong)	8,000	45,736
Hulic Co. Ltd. (Japan)	800	11,839
Hysan Development Co. Ltd. (Hong Kong)	153,000	660,462
Jones Lang LaSalle, Inc.	48,500	4,965,915
Keppel Land Ltd. (Singapore)	7,000	18,581
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	4,000	46,999

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Management & Development (continued)
Swiss Prime Site AG (Switzerland)	4,182	$323,849
Wheelock & Co. Ltd. (Hong Kong)	13,000	59,889

		20,575,131

Road & Rail — 1.1%
ComfortDelGro Corp. Ltd. (Singapore)	21,000	33,579
CSX Corp.	404,200	11,628,834
East Japan Railway Co. (Japan)	3,400	270,837
Nippon Express Co. Ltd. (Japan)	5,000	24,203
Norfolk Southern Corp.	51,700	4,799,311
Union Pacific Corp.	147,000	24,696,000
West Japan Railway Co. (Japan)	3,700	160,315

		41,613,079

Semiconductors & Semiconductor Equipment — 0.9%
Cabot Microelectronics Corp.*	11,900	543,830
Infineon Technologies AG (Germany)	3,769	40,259
Intel Corp.	846,900	21,985,524
Intersil Corp.	89,600	1,027,712
LSI Corp.	801,000	8,827,020
Rohm Co. Ltd. (Japan)	1,000	48,777
Skyworks Solutions, Inc.*	98,600	2,816,016

		35,289,138

Software — 2.9%
ANSYS, Inc.*	22,200	1,935,840
CA, Inc.	81,700	2,749,205
Citrix Systems, Inc.*(a)	112,500	7,115,625
Genpact Ltd. (Bermuda)	83,900	1,541,243
Manhattan Associates, Inc.*	12,000	1,409,760
Microsoft Corp.	919,600	34,420,628
Oracle Corp.	949,800	36,339,348
Red Hat, Inc.*	28,500	1,597,140
SAP AG (Germany)	342	29,659
Symantec Corp.	478,900	11,292,462
Trend Micro, Inc. (Japan)	1,100	38,547
VMware, Inc. (Class A Stock)*(a)	108,600	9,742,506

		108,211,963

Specialty Retail — 1.8%
ABC-Mart, Inc. (Japan)	200	8,738
Express, Inc.*	34,700	647,849
GameStop Corp. (Class A Stock)	125,500	6,182,130
Gap, Inc. (The)	319,800	12,497,784
Hennes & Mauritz AB (Sweden) (Class B Stock)	6,041	278,227
Home Depot, Inc. (The)	236,450	19,469,293
Lowe’s Cos., Inc.	106,100	5,257,255
PetSmart, Inc.(a)	14,100	1,025,775
Ross Stores, Inc.	122,100	9,148,953
TJX Cos., Inc. (The)	203,100	12,943,563

		67,459,567

Textiles, Apparel & Luxury Goods — 0.6%
Asics Corp. (Japan)	2,200	37,603
Christian Dior SA (France)	3,231	611,569
Cie Financiere Richemont SA (Switzerland)	1,265	126,370

SEE NOTES TO FINANCIAL STATEMENTS.

A71

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
Michael Kors Holdings Ltd. (Hong Kong)*	114,700	$9,312,493
NIKE, Inc. (Class B Stock)	135,200	10,632,128
Swatch Group AG (The) (Switzerland)	438	49,373
Yue Yuen Industrial Holdings Ltd. (Bermuda)	7,500	25,078

		20,794,614

Tobacco — 0.6%
Altria Group, Inc.	301,800	11,586,102
British American Tobacco (United Kingdom)	15,216	816,709
Japan Tobacco, Inc. (Japan)	29,900	972,909
Philip Morris International, Inc.	103,500	9,017,955

		22,393,675

Trading Companies & Distributors — 0.3%
ITOCHU Corp. (Japan)	13,700	169,368
Marubeni Corp. (Japan)	41,000	295,162
Mitsubishi Corp. (Japan)	48,600	933,019
Mitsui & Co. Ltd. (Japan)	17,600	245,364
MRC Global, Inc.*	89,600	2,890,496
Sojitz Corp. (Japan)	354,800	631,693
Travis Perkins PLC (United Kingdom)	19,684	611,467
W.W. Grainger, Inc.	29,300	7,483,806

		13,260,375

Transportation Infrastructure
Abertis Infraestructuras SA (Spain)	14,496	322,434
Atlantia SpA (Italy)	34,421	771,028
Auckland International Airport Ltd. (New Zealand)	10,889	31,624

COMMON STOCKS (continued)	Shares	Value (Note 2)
Transportation Infrastructure (continued)
Sydney Airport (Australia)	12,602	$42,830

		1,167,916

Water Utilities — 0.1%
American Water Works Co., Inc.	78,500	3,317,410

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	15,500	955,037
Millicom International Cellular SA, (Luxembourg) SDR	681	67,859
NTT DOCOMO, Inc. (Japan)	15,700	258,521
Softbank Corp. (Japan)	2,000	175,502
Vodafone Group PLC (United Kingdom)	281,877	1,109,810

		2,566,729

TOTAL COMMON STOCKS (cost $1,937,865,727)		2,639,657,785

EXCHANGE TRADED FUND — 0.1%
iShares MSCI EAFE Index Fund (cost $1,861,747)	30,800	2,065,448

PREFERRED STOCKS
Automobiles
Bayerische Motoren Werke AG (Germany)	548	46,861
Volkswagen AG (Germany)	372	104,688

		151,549

Banking
Citigroup Capital XIII, 7.875%, (Capital Security, fixed to floating preferred)(b)	22,000	599,500

TOTAL PREFERRED STOCKS (cost $682,706)		751,049

ASSET-BACKED SECURITIES — 1.5%	Interest Rate		Maturity Date	Principal Amount (000)#
Collateralized Loan Obligations — 1.3%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.422%	(b)	04/20/25	2,550	2,507,139
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class B2, 144A	3.360%		04/20/25	500	490,299
American Express Credit Account Master Trust, Series 2012-4, Class C, 144A	0.967%	(b)	05/15/20	3,900	3,909,731
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.466%	(b)	07/13/25	2,700	2,654,166
Ares Enhanced Loan Investment Strategy Ltd. (Cayman Islands), Series 2005-2A, Class A2, 144A	0.498%	(b)	01/26/20	729	721,306
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	1.472%	(b)	07/15/24	1,200	1,174,525
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.394%	(b)	04/17/25	2,100	2,052,431
Carlyle Daytona CLO Ltd. (Cayman Islands), Series 2007-1A, Class A1L, 144A	0.488%	(b)	04/27/21	3,410	3,352,352
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	0.498%	(b)	04/25/19	502	496,226
Chatham Light CLO Ltd. (Cayman Islands), Series 2005-2A, Class A1, 144A	0.492%	(b)	08/03/19	189	187,326
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	0.634%	(b)	03/24/17	2,200	2,195,915

SEE NOTES TO FINANCIAL STATEMENTS.

A72

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

ASSET-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations (continued)
Flagship CLO (Cayman Islands), Series 2013-7A, Class A1, 144A	1.715%		01/20/26	2,300	$2,290,800
Four Corners CLO Ltd. (Cayman Islands), Series 2006-3A, Class A, 144A	0.491%	(b)	07/22/20	592	585,413
Fraser Sullivan CLO Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	0.713%	(b)	03/15/20	1,000	972,313
GE Capital Credit Card Master Note Trust, Series 2012-4, Class B	1.017%	(b)	06/15/18	5,500	5,480,558
ING Investment Management CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.384%	(b)	04/15/24	1,850	1,815,517
Lafayette CLO Ltd. (Cayman Islands), Series 2012-1A, Class A, 144A	1.642%	(b)	09/06/22	287	286,783
LCM CLO LP (Cayman Islands), Series 2005-3A, Class A, 144A	0.499%	(b)	06/01/17	144	143,440
LightPoint CLO Ltd., Series 2005-3A, Class A1A, 144A	0.503%	(b)	09/15/17	409	405,249
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	1.708%	(b)	05/18/23	1,350	1,345,078
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	0.488%	(b)	02/22/20	202	199,606
Mountain Capital CLO IV Ltd. (Cayman Islands), Series 2005-4A, Class A1L, 144A	0.493%	(b)	03/15/18	87	86,226
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	1.718%	(b)	11/22/23	1,200	1,196,917
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class B, 144A	2.438%	(b)	11/22/23	1,200	1,177,913
OHA Intrepid Leveraged Loan Fund CLO Ltd. (Cayman Islands), Series 2011-1AR, Class AR, 144A	1.162%	(b)	04/20/21	1,816	1,803,515
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.467%	(b)	07/22/25	1,200	1,177,323
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.294%	(b)	04/15/25	3,200	3,127,673
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.888%	(b)	08/17/22	500	494,836
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.942%	(b)	10/20/23	1,100	1,106,528
SVO VOI Mortgage Corp., Series 2012-AA, Class A, 144A	2.000%		09/20/29	1,562	1,557,093
Trimaran CLO VI Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	0.492%	(b)	11/01/18	1,095	1,083,084
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.393%	(b)	07/15/25	2,700	2,645,448

					48,722,729

Residential Mortgage-Backed Securities — 0.2%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	1.815%	(b)	03/25/33	296	276,966
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6, Class A3	4.465%	(b)	07/25/35	302	289,731
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	5.121%	(b)	07/25/34	390	371,003
GSAMP Trust, Series 2004-HE2, Class A3C	0.745%	(b)	09/25/34	674	653,387
Long Beach Mortgage Loan Trust, Series 2004-2, Class M1	0.695%	(b)	06/25/34	774	727,219
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE1, Class M1	1.365%	(b)	05/25/33	474	441,209
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE5, Class M1	1.110%	(b)	06/25/34	989	920,127
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC1, Class M1	1.215%	(b)	12/27/33	869	835,059
Morgan Stanley Dean Witter Capital I, Series 2002-HE1, Class M1	1.065%	(b)	07/25/32	460	419,805
Morgan Stanley Dean Witter Capital I, Series 2002-NC4, Class M1	1.440%	(b)	09/25/32	539	499,515
Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP1, Class M1	0.930%	(b)	02/25/34	887	813,685

					6,247,706

TOTAL ASSET-BACKED SECURITIES (cost $54,801,126)					54,970,435

BANK LOANS(b) — 0.2%
Automotive
Schaeffler AG (Germany)	4.250%		01/27/17	750	755,625

Cable
Virgin Media Investment Holdings Ltd. (United Kingdom)	3.500%		06/08/20	1,000	1,001,250

SEE NOTES TO FINANCIAL STATEMENTS.

A73

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

BANK LOANS(b) (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods
ARAMARK Corp.	4.000%		08/22/19	1,100	$1,104,584
Del Monte Foods Co.	4.000%		03/08/18	1,065	1,066,129

					2,170,713

Healthcare & Pharmaceutical — 0.1%
CHS/Community Health Systems, Inc.	2.987%		10/25/16	440	440,205
HCA, Inc.	2.919%		03/31/17	884	883,797
HCA, Inc.	2.997%		05/01/18	369	368,583
RPI Finance Trust	3.250%		11/09/18	1,058	1,057,504

					2,750,089

Technology — 0.1%
First Data Corp.	4.164%		03/24/17	162	162,109
First Data Corp.	4.164%		03/26/18	2,134	2,135,030
Sensata Technologies BV (Netherlands)	3.250%		05/12/19	150	150,599

					2,447,738

TOTAL BANK LOANS (cost $9,041,951)					9,125,415

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000%		01/25/36	2,238	1,743,887
Banc of America Mortgage Trust, Series 2005-A, Class 2A1	2.944%	(b)	02/25/35	445	441,148
Banc of America Mortgage Trust, Series 2005-B, Class 2A1	2.843%	(b)	03/25/35	383	353,245
Chase Mortgage Finance Trust Series, Series 2007-A1, Class 1A5	2.722%	(b)	02/25/37	1,029	1,020,614
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250%		09/25/19	374	380,971
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.737%	(b)	07/25/35	604	600,176
MASTR Alternative Loan Trust, Series 2004-4, Class 4A1	5.000%		04/25/19	125	128,042
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.906%	(b)	02/25/34	456	456,243
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000%		03/25/20	175	177,982

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $5,632,433)					5,302,308

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.2%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369%		10/10/45	3,900	3,985,203
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A	5.572%	(b)	04/10/49	6,839	7,438,902
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A3	5.596%	(b)	04/10/49	1,500	1,534,082
Banc of America Commercial Mortgage Trust, Series 2007-3, Class A2	5.649%	(b)	06/10/49	328	327,617
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A3	5.620%		02/10/51	1,877	1,884,048
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	5.705%	(b)	12/10/49	1,000	1,118,384
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A3	2.815%		04/10/46	1,100	1,020,953
Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A2	1.765%		10/15/45	3,100	3,073,191
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	916,381
Commercial Mortgage Pass-Through Certificates, Series 2013-CR12, Class A3	3.765%		10/10/46	1,300	1,279,658
Commercial Mortgage Pass-Through Certificates, Series 2013-CR7, Class A3	2.929%		03/10/46	1,700	1,595,287
Commercial Mortgage Pass-Through Certificates, Series 2013-CR9, Class A3	4.022%		07/10/45	1,400	1,419,197
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class A4	5.465%	(b)	02/15/39	2,700	2,908,983
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.465%	(b)	02/15/39	640	683,867
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	4.832%		04/15/37	1,900	1,971,425
CW Capital Cobalt Ltd., Series 2006-C1, Class A4	5.223%		08/15/48	1,230	1,327,160
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.873%		12/25/21	3,500	3,423,315

SEE NOTES TO FINANCIAL STATEMENTS.

A74

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class A2	2.373%		05/25/22	2,000	$1,865,982
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	1.473%	(b)	05/25/22	25,719	2,418,681
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, I/O	1.512%	(b)	06/25/22	7,259	712,541
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%		02/25/23	5,800	5,736,484
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%		07/25/23	2,400	2,400,250
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, I/O	1.751%	(b)	08/25/16	7,510	234,173
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, I/O	1.783%	(b)	05/25/19	19,872	1,599,287
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, I/O	1.710%	(b)	07/25/19	20,921	1,644,884
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4	5.310%	(b)	11/10/45	2,585	2,747,312
GE Capital Commercial Mortgage Corp., Series 2006-C1, Class A4	5.280%	(b)	03/10/44	2,060	2,206,301
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3	4.569%		08/10/42	131	131,099
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5	5.224%	(b)	04/10/37	8,050	8,489,353
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	5.381%		03/10/39	2,044	2,089,942
GS Mortgage Securities Trust, Series 2006-GG6, Class AAB	5.587%		04/10/38	3,076	3,148,109
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A3A	5.863%	(b)	04/15/45	38	37,736
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP1, Class ASB	4.853%		03/15/46	571	577,494
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class A3	4.697%		07/15/42	187	189,750
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class AM	4.780%		07/15/42	1,000	1,045,511
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2, Class ASB	4.659%		07/15/42	1,206	1,224,185
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP4, Class AM	4.999%	(b)	10/15/42	1,270	1,345,070
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class ASB	5.523%		05/12/45	2,074	2,159,530
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A3	3.139%		06/15/45	2,100	2,116,086
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A4	2.611%		12/15/47	1,700	1,560,751
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A4	2.875%		12/15/47	3,900	3,640,202
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A2	3.070%		12/15/46	2,700	2,772,495
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694%		04/15/46	1,400	1,281,571
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	5.263%	(b)	11/15/40	1,510	1,618,471
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	5.676%	(b)	05/12/39	930	1,002,479
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class AM	5.518%	(b)	02/12/39	530	573,344
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	5.886%	(b)	06/12/46	1,795	1,960,650
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A2	5.331%		03/12/51	2,213	2,216,489
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863%		12/15/48	1,500	1,404,818

SEE NOTES TO FINANCIAL STATEMENTS.

A75

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.668%	(b)	10/15/42	2,265	$2,428,827
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A31	5.439%		02/12/44	649	655,542
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class AAB	5.444%		02/12/44	2,839	2,916,339
Morgan Stanley Capital I Trust, Series 2007-T27, Class AAB	5.648%	(b)	06/11/42	379	385,974
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,700	1,584,664
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3	2.920%		03/10/46	3,900	3,654,542
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A3	2.971%		04/10/46	1,800	1,690,508
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4	5.724%	(b)	05/15/43	700	755,264
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4(a)	5.509%		04/15/47	4,500	4,911,462
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A1A	5.608%	(b)	05/15/46	1,330	1,460,696

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $119,287,302)					118,502,501

CORPORATE BONDS — 7.0%
Aerospace & Defense
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.300%		05/01/14	1,075	1,091,125

Airlines — 0.1%
Continental Airlines, Inc. 1998-1 Class A Pass-Through Trust, Pass-Through Certificates	6.648%		09/15/17	153	160,346
Continental Airlines, Inc. 2010-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	4.750%		01/12/21	763	810,413
Continental Airlines, Inc. 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.000%		10/29/24	705	701,475
Continental Airlines, Inc., 2009-2 Class A Pass-Through Trust, Pass-Through Certificates, Series 2009-2	7.250%		11/10/19	653	747,228
Delta Air Lines 2007-1, Class A Pass-Through Trust, Pass-Through Certificates	6.821%		08/10/22	350	394,433
Delta Air Lines 2010-2, Class A Pass-Through Trust, Pass-Through Certificates(a)	4.950%		05/23/19	592	638,220
Delta Air Lines 2011-1, Class A Pass-Through Trust, Pass-Through Certificates	5.300%		04/15/19	1,133	1,234,653

					4,686,768

Automotive — 0.1%
Cummins, Inc., Sr. Unsec’d. Notes	4.875%		10/01/43	90	90,134
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.207%		04/15/16	2,090	2,226,974
General Motors Co., Sr. Unsec’d. Notes, 144A(a)	4.875%		10/02/23	995	1,007,438
General Motors Co., Sr. Unsec’d. Notes, 144A	6.250%		10/02/43	1,395	1,449,056
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A	2.700%		03/15/17	450	461,315
Johnson Controls, Inc., Sr. Unsec’d. Notes	5.500%		01/15/16	245	266,127

					5,501,044

Banking — 1.9%
American Express Co., Sr. Unsec’d. Notes	2.650%		12/02/22	2,213	2,052,943
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	3.875%		09/20/22	645	608,345
Bank of America Corp., Jr. Sub. Notes, Series K(a)	8.000%	(b)	12/29/49	2,200	2,437,600
Bank of America Corp., Sr. Unsec’d. Notes, MTN	3.300%		01/11/23	780	738,088
Bank of America Corp., Sr. Unsec’d. Notes	4.500%		04/01/15	595	622,475
Bank of America Corp., Sr. Unsec’d. Notes, MTN	5.000%		05/13/21	630	688,447
Bank of America Corp., Sr. Unsec’d. Notes	5.700%		01/24/22	1,770	2,003,383
Bank of America Corp., Sr. Unsec’d. Notes	6.000%		09/01/17	1,075	1,227,426
Bank of America Corp., Sr. Unsec’d. Notes, Series 1	3.750%		07/12/16	870	924,912
Bank of America Corp., Sub. Notes	5.750%		08/15/16	1,775	1,957,488
Bank of America NA, Sub. Notes	5.300%		03/15/17	930	1,025,066
Bank of America NA, Sub. Notes	6.000%		10/15/36	410	470,540
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	5.300%		10/30/15	515	555,490
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	6.400%		10/02/17	330	382,985
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	7.250%		02/01/18	1,175	1,406,911
Capital One Bank USA NA, Sub. Notes(a)	3.375%		02/15/23	1,560	1,450,301
Citigroup, Inc., Sr. Unsec’d. Notes	3.875%		10/25/23	1,900	1,867,810

SEE NOTES TO FINANCIAL STATEMENTS.

A76

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Citigroup, Inc., Sr. Unsec’d. Notes	3.953%		06/15/16	1,010	$1,074,541
Citigroup, Inc., Sr. Unsec’d. Notes(a)	4.500%		01/14/22	2,450	2,596,294
Citigroup, Inc., Sr. Unsec’d. Notes	4.750%		05/19/15	2,265	2,383,351
Citigroup, Inc., Sr. Unsec’d. Notes	6.875%		03/05/38	69	84,849
Citigroup, Inc., Sr. Unsec’d. Notes	8.125%		07/15/39	710	995,908
Citigroup, Inc., Sr. Unsec’d. Notes	8.500%		05/22/19	1,895	2,428,611
Citigroup, Inc., Sub. Notes	5.000%		09/15/14	454	466,932
Citigroup, Inc., Sub. Notes	6.125%		08/25/36	570	607,717
Discover Bank, Sub. Notes	7.000%		04/15/20	570	662,903
Discover Financial Services, Sr. Unsec’d. Notes	3.850%		11/21/22	900	853,353
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	3.625%		02/07/16	2,000	2,098,960
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.250%		07/27/21	2,055	2,249,900
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	5.750%		01/24/22	3,620	4,074,991
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	6.250%		02/01/41	270	311,148
Goldman Sachs Group, Inc. (The), Sub. Notes	5.625%		01/15/17	1,190	1,311,306
Goldman Sachs Group, Inc. (The), Sub. Notes	6.750%		10/01/37	104	115,705
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	4.875%		01/14/22	1,910	2,061,119
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	5.100%		04/05/21	1,025	1,139,235
Huntington Bancshares, Inc., Sub. Notes(a)	7.000%		12/15/20	170	197,138
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes	3.125%		01/15/16	1,395	1,421,591
JPMorgan Chase & Co., Jr. Sub. Notes	7.900%	(b)	04/29/49	2,000	2,205,000
JPMorgan Chase & Co., Sr. Unsec’d. Notes	4.250%		10/15/20	2,930	3,105,908
JPMorgan Chase & Co., Sub. Notes	5.625%		08/16/43	490	517,819
Lloyds Bank PLC (United Kingdom), Bank Gtd. Notes(a)	6.375%		01/21/21	1,400	1,650,873
Lloyds TSB Bank PLC (United Kingdom), Bank Gtd. Notes, MTN, 144A	5.800%		01/13/20	1,870	2,143,897
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	6.400%		08/28/17	20	23,058
Morgan Stanley, Notes, MTN(a)	5.450%		01/09/17	1,345	1,491,606
Morgan Stanley, Notes, MTN	6.625%		04/01/18	105	122,860
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.500%		07/28/21	2,360	2,637,201
Morgan Stanley, Sr. Unsec’d. Notes, MTN	5.625%		09/23/19	1,415	1,608,411
Morgan Stanley, Sr. Unsec’d. Notes	5.750%		01/25/21	1,400	1,583,770
Morgan Stanley, Sr. Unsec’d. Notes	6.375%		07/24/42	780	913,599
MUFG Capital Finance 1 Ltd. (Japan), Gtd. Notes	6.346%	(b)	07/29/49	800	866,594
Northern Trust Corp., Sub. Notes	3.950%		10/30/25	990	964,750
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650%		12/06/22	1,455	1,375,569
PNC Bank NA, Sub. Notes	3.800%		07/25/23	270	261,856
PNC Funding Corp., Gtd. Notes	6.700%		06/10/19	440	528,517
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec’d. Notes	2.550%		09/18/15	455	465,354
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000%		09/24/15	955	986,180
US Bancorp, Sub. Notes, MTN	2.950%		07/15/22	1,120	1,040,621

					72,049,205

Brokerage — 0.1%
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500%		01/20/43	560	555,288
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(c)	6.875%		02/06/12	1,715	364,438
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(c)	6.875%		05/02/18	700	151,375
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000%		09/13/16	820	826,779

					1,897,880

Building Materials & Construction — 0.1%
D.R. Horton, Inc., Gtd. Notes	3.625%		02/15/18	1,150	1,167,250
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A(a)	5.125%		06/26/22	700	685,125
Owens Corning, Inc., Gtd. Notes	4.200%		12/15/22	775	740,072

					2,592,447

Cable — 0.2%
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17	1,000	1,165,000
Comcast Cable Communications Holdings, Inc., Gtd. Notes	9.455%		11/15/22	255	353,194
Comcast Corp., Gtd. Notes	6.400%		05/15/38	570	658,206

SEE NOTES TO FINANCIAL STATEMENTS.

A77

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Cable (continued)
Comcast Corp., Gtd. Notes	6.450%	03/15/37	155	$179,884
Comcast Corp., Gtd. Notes	6.500%	11/15/35	450	524,881
Comcast Corp., Gtd. Notes	6.950%	08/15/37	605	743,727
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.500%	03/01/16	920	965,714
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.550%	03/15/15	165	170,439
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	5.150%	03/15/42	860	772,368
Time Warner Cable, Inc., Gtd. Notes	5.850%	05/01/17	1,710	1,865,094
Time Warner Cable, Inc., Gtd. Notes	7.500%	04/01/14	345	350,728
Videotron Ltd. (Canada), Gtd. Notes	5.000%	07/15/22	1,040	1,016,600

				8,765,835

Capital Goods — 0.3%
Actuant Corp., Gtd. Notes	5.625%	06/15/22	1,205	1,220,063
Case New Holland, Inc., Gtd. Notes(a)	7.875%	12/01/17	1,255	1,480,900
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,299,722; purchased 10/10/07)	6.375%	10/15/17(d)(e)	1,302	1,506,652
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $501,539; purchased 05/30/13)	6.700%	06/01/34(d)(e)	420	466,204
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $376,709; purchased 10/10/07)	7.000%	10/15/37(d)(e)	380	449,701
General Electric Co., Sr. Unsec’d. Notes(a)	4.125%	10/09/42	485	448,071
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $384,850; purchased 07/10/12)	2.500%	07/11/14(d)(e)	385	388,134
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $1,887,203; purchased 09/24/12)	2.500%	03/15/16(d)(e)	1,890	1,936,337
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $499,515; purchased 05/08/12)	3.125%	05/11/15(d)(e)	500	514,240
United Technologies Corp., Sr. Unsec’d. Notes	4.500%	06/01/42	1,445	1,403,221
Xylem, Inc., Sr. Unsec’d. Notes	4.875%	10/01/21	1,260	1,313,473

				11,126,996

Chemicals — 0.1%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	3.150%	10/01/22	780	714,853
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	9.400%	05/15/39	432	645,369
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.000%	04/15/19	1,000	1,110,621
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450%	11/15/33	485	494,141
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625%	11/15/43	1,020	1,034,772
Rhodia SA (France), Sr. Unsec’d. Notes, 144A	6.875%	09/15/20	1,175	1,300,678
Union Carbide Corp., Sr. Unsec’d. Notes	7.500%	06/01/25	460	532,691

				5,833,125

Consumer — 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	6.250%	04/15/18	1,700	1,925,106

Electric — 0.4%
Arizona Public Service Co., Sr. Unsec’d. Notes	6.250%	08/01/16	175	196,344
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350%	10/01/36	550	646,416
Calpine Corp., Sr. Sec’d. Notes, 144A	7.500%	02/15/21	871	950,479
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	6.950%	03/15/33	590	757,958
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875%	01/15/24	645	640,163
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes	5.500%	12/01/39	220	242,864
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes, 144A	4.800%	11/01/43	65	62,845
Duke Energy Carolinas LLC, First Mtge. Bonds	6.050%	04/15/38	550	652,791
Duke Energy Carolinas LLC, First Ref. Mortgage(a)	4.000%	09/30/42	570	514,486
El Paso Electric Co., Sr. Unsec’d. Notes	6.000%	05/15/35	670	695,028
Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes(a)	8.625%	08/01/15	1,295	1,426,625
Energy East Corp. (Spain), Gtd. Notes	6.750%	09/15/33	145	153,218
Exelon Corp., Sr. Unsec’d. Notes	4.900%	06/15/15	155	163,417
Exelon Generation Co. LLC, Sr. Unsec’d. Notes(a)	6.250%	10/01/39	1,425	1,444,076

SEE NOTES TO FINANCIAL STATEMENTS.

A78

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric (continued)
Florida Power & Light Co., First Mtge. Bonds	5.950%	10/01/33	295	$347,346
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	5.950%	05/15/37	300	328,280
Nevada Power Co., Gen. Ref. Mtge.	6.500%	05/15/18	1,260	1,485,158
Niagara Mohawk Power Corp. (United Kingdom), Sr. Unsec’d. Notes, 144A	4.881%	08/15/19	610	674,327
NSTAR LLC, Sr. Unsec’d. Notes	4.500%	11/15/19	615	667,503
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	6.375%	01/15/15	345	363,977
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	140	166,414
Public Service Electric & Gas Co, Sr. Sec’d. Notes, MTN	5.800%	05/01/37	535	614,086
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800%	09/15/41	480	467,418
Xcel Energy, Inc., Sr. Unsec’d. Notes	5.613%	04/01/17	199	219,253

				13,880,472

Energy – Integrated
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%	01/26/19	460	463,450
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A	5.400%	02/14/22	800	809,074

				1,272,524

Energy – Other — 0.3%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375%	09/15/17	1,195	1,371,942
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450%	09/15/36	325	364,954
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.950%	06/15/19	250	297,558
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(f)	7.790%	10/10/36	2,000	714,180
Cameron International Corp., Sr. Unsec’d. Notes	4.500%	06/01/21	2,200	2,287,666
Nabors Industries, Inc., Gtd. Notes	4.625%	09/15/21	1,070	1,071,254
Phillips 66, Gtd. Notes	2.950%	05/01/17	490	509,791
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	6.875%	05/01/18	1,500	1,756,367
Transocean, Inc., Gtd. Notes(a)	2.500%	10/15/17	920	929,746
Weatherford International Ltd., Gtd. Notes(a)	5.125%	09/15/20	810	870,149

				10,173,607

Foods — 0.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.000%	11/15/39	1,285	1,851,941
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.200%	01/15/39	250	365,640
Bunge Ltd. Finance Corp., Gtd. Notes	5.350%	04/15/14	1,040	1,053,218
Bunge Ltd. Finance Corp., Gtd. Notes	8.500%	06/15/19	985	1,210,056
Constellation Brands, Inc., Gtd. Notes	4.250%	05/01/23	1,400	1,305,500
Darling International, Inc., Gtd. Notes	8.500%	12/15/18	1,200	1,323,000
Delhaize Group SA (Belgium), Gtd. Notes	6.500%	06/15/17	480	539,084
TreeHouse Foods, Inc., Gtd. Notes	7.750%	03/01/18	1,271	1,331,373
Tyson Foods, Inc., Gtd. Notes	6.600%	04/01/16	735	820,449

				9,800,261

Healthcare & Pharmaceutical — 0.2%
Actavis PLC, Sr. Unsec’d. Notes(a)	4.625%	10/01/42	560	509,488
Actavis, Inc., Sr. Unsec’d. Notes	6.125%	08/15/19	445	512,990
Amgen, Inc., Sr. Unsec’d. Notes	5.150%	11/15/41	1,640	1,633,909
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	5.125%	08/15/18	1,100	1,135,750
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	5.650%	12/01/41	185	205,949
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(a)	3.750%	08/23/22	180	174,356
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	5.625%	12/15/15	580	629,740
Merck Sharp & Dohme Corp., Gtd. Notes	5.950%	12/01/28	165	192,431
Mylan, Inc., Gtd. Notes, 144A	1.800%	06/24/16	425	433,269
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	4.150%	02/01/24	1,215	1,203,455
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.500%	07/15/16	498	514,185
Wyeth LLC, Gtd. Notes	6.450%	02/01/24	60	71,840
Zoetis, Inc., Sr. Unsec’d. Notes	4.700%	02/01/43	190	177,585

				7,394,947

SEE NOTES TO FINANCIAL STATEMENTS.

A79

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	6.500%		09/15/18	1,570	$1,849,361
Aetna, Inc., Sr. Unsec’d. Notes	6.625%		06/15/36	515	615,776
Cigna Corp., Sr. Unsec’d. Notes	5.875%		03/15/41	650	716,984
Cigna Corp., Sr. Unsec’d. Notes	6.150%		11/15/36	670	755,005
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.950%		10/15/42	260	220,497
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000%		06/15/17	195	223,784
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.500%		06/15/37	420	498,280
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.625%		11/15/37	420	508,139
WellPoint, Inc., Sr. Unsec’d. Notes	4.625%		05/15/42	390	360,443
WellPoint, Inc., Sr. Unsec’d. Notes	4.650%		01/15/43	995	921,173

					6,669,442

Insurance — 0.6%
Allied World Assurance Co. Ltd., Gtd. Notes	5.500%		11/15/20	525	567,790
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500%		06/15/43	150	141,926
American International Group, Inc., Sr. Unsec’d. Notes	6.400%		12/15/20	2,425	2,866,013
American International Group, Inc., Sr. Unsec’d. Notes	8.250%		08/15/18	990	1,238,371
Aon Corp., Gtd. Notes	3.125%		05/27/16	2,655	2,768,820
Axis Specialty Finance LLC, Gtd. Notes	5.875%		06/01/20	1,030	1,129,918
Chubb Corp. (The), Jr. Sub. Notes(a)	6.375%	(b)	03/29/67	1,300	1,407,250
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	5.125%		04/15/22	755	822,354
Liberty Mutual Group, Inc., Gtd. Notes, 144A	6.500%		05/01/42	365	400,570
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	7.000%		03/15/34	850	970,914
Lincoln National Corp., Jr. Sub. Notes	6.050%	(b)	04/20/67	260	258,050
Lincoln National Corp., Sr. Unsec’d. Notes	6.300%		10/09/37	492	565,680
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%		06/15/40	705	883,275
Lincoln National Corp., Sr. Unsec’d. Notes	8.750%		07/01/19	605	778,729
Markel Corp., Sr. Unsec’d. Notes	5.000%		03/30/43	200	187,039
MetLife, Inc., Sr. Unsec’d. Notes	5.700%		06/15/35	835	911,939
MetLife, Inc., Sr. Unsec’d. Notes	6.375%		06/15/34	400	473,067
New York Life Insurance Co., Sub. Notes, 144A(a)	6.750%		11/15/39	660	805,086
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063%		03/30/40	370	415,699
Ohio National Financial Services, Inc., Sr. Notes, 144A	6.375%		04/30/20	680	753,961
Pacific Life Insurance Co., Sub. Notes, 144A	9.250%		06/15/39	995	1,381,767
Principal Financial Group, Inc., Gtd. Notes	4.625%		09/15/42	130	122,136
Progressive Corp. (The), Jr. Sub. Notes	6.700%	(b)	06/15/37	735	793,800
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850%		12/16/39	1,450	1,789,864
Unum Group, Sr. Unsec’d. Notes	5.625%		09/15/20	350	383,651
W.R. Berkley Corp., Sr. Unsec’d. Notes	5.600%		05/15/15	555	585,860
W.R. Berkley Corp., Sr. Unsec’d. Notes	6.150%		08/15/19	460	518,248
XL Group PLC (Ireland), Sr. Unsec’d. Notes	5.250%		09/15/14	85	87,610

					24,009,387

Lodging — 0.2%
Choice Hotels International, Inc., Gtd. Notes	5.750%		07/01/22	1,000	1,043,750
Marriott International, Inc., Sr. Unsec’d. Notes	3.000%		03/01/19	580	584,063
Marriott International, Inc., Sr. Unsec’d. Notes	3.250%		09/15/22	980	913,664
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750%		05/15/18	2,800	3,240,756
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500%		03/01/18	490	488,337
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	4.250%		03/01/22	1,055	1,029,650

					7,300,220

Media & Entertainment — 0.2%
Belo Corp., Gtd. Notes	8.000%		11/15/16	1,200	1,251,000
CBS Corp., Gtd. Notes (original cost $417,944; purchased 07/16/12)	4.850%		07/01/42(d)(e)	400	360,420
Historic TW, Inc., Gtd. Notes	9.150%		02/01/23	505	669,671
News America, Inc., Gtd. Notes	6.150%		03/01/37	620	681,435
News America, Inc., Gtd. Notes(a)	6.150%		02/15/41	1,315	1,465,600

SEE NOTES TO FINANCIAL STATEMENTS.

A80

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media & Entertainment (continued)
News America, Inc., Gtd. Notes	6.900%	08/15/39	90	$107,267
Time Warner, Inc., Gtd. Notes(a)	6.200%	03/15/40	210	231,349
Time Warner, Inc., Gtd. Notes	6.250%	03/29/41	1,465	1,626,856
Time Warner, Inc., Gtd. Notes	7.625%	04/15/31	180	227,802
Viacom, Inc., Sr. Unsec’d. Notes(a)	4.500%	02/27/42	50	42,658
Viacom, Inc., Sr. Unsec’d. Notes	5.850%	09/01/43	605	635,989

				7,300,047

Metals — 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	5.000%	09/30/43	920	935,402
Newmont Mining Corp., Gtd. Notes	6.250%	10/01/39	35	30,958
Peabody Energy Corp., Gtd. Notes	6.000%	11/15/18	725	772,125
Southern Copper Corp., Sr. Unsec’d. Notes	7.500%	07/27/35	425	442,879
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	2.050%	10/23/15	1,110	1,124,127
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	2.700%	10/25/17	1,220	1,233,848
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	2.850%	11/10/14	1,185	1,201,448

				5,740,787

Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	5.875%	01/14/38	1,750	1,993,450
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.000%	08/07/19	920	1,079,447
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	6.875%	01/10/39	1,625	2,089,094
International Lease Finance Corp., Sr. Unsec’d. Notes	5.750%	05/15/16	375	401,719
SLM Corp., Sr. Unsec’d. Notes, MTN	6.250%	01/25/16	570	615,600
SLM Corp., Sr. Unsec’d. Notes, MTN	8.450%	06/15/18	240	279,600

				6,458,910

Packaging — 0.1%
Ball Corp., Gtd. Notes	4.000%	11/15/23	2,015	1,803,425
Crown Americas LLC/Crown Americas Capital Corp. IV(a)	4.500%	01/15/23	1,100	1,028,500

				2,831,925

Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $288,298; purchased 10/27/10)	5.400%	11/01/20(d)(e)	290	324,017
International Paper Co., Sr. Unsec’d. Notes(a)	6.000%	11/15/41	1,595	1,732,100
International Paper Co., Sr. Unsec’d. Notes	7.950%	06/15/18	510	619,493
Rock-Tenn Co., Gtd. Notes	4.000%	03/01/23	440	420,240
Rock-Tenn Co., Gtd. Notes	4.900%	03/01/22	800	823,494

				3,919,344

Pipelines & Other — 0.1%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	4.650%	06/01/21	675	694,333
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	5.950%	02/15/18	510	579,561
NiSource Finance Corp., Gtd. Notes	5.250%	09/15/17	245	270,522
NiSource Finance Corp., Gtd. Notes	5.450%	09/15/20	350	389,197
ONEOK Partners LP, Gtd. Notes	6.650%	10/01/36	145	159,569

				2,093,182

Railroads
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	6.700%	08/01/28	670	772,849
CSX Corp., Sr. Unsec’d. Notes	6.150%	05/01/37	715	798,345
Norfolk Southern Corp., Sr. Unsec’d. Notes	5.590%	05/17/25	100	109,280

				1,680,474

Real Estate Investment Trusts — 0.2%
Felcor Lodging LP, Sr. Sec’d. Notes	10.000%	10/01/14	385	407,138
HCP, Inc., Sr. Unsec’d. Notes	2.700%	02/01/14	750	751,171
Mack-Cali Realty Corp., Sr. Unsec’d. Notes	7.750%	08/15/19	765	917,089
ProLogis LP, Gtd. Notes	6.875%	03/15/20	72	84,802

SEE NOTES TO FINANCIAL STATEMENTS.

A81

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Real Estate Investment Trusts (continued)
Simon Property Group LP, Sr. Unsec’d. Notes(a)	2.800%	01/30/17	295	$305,120
Simon Property Group LP, Sr. Unsec’d. Notes	3.375%	03/15/22	230	224,177
Simon Property Group LP, Sr. Unsec’d. Notes	6.125%	05/30/18	3,080	3,566,067

				6,255,564

Retailers — 0.1%
CVS Caremark Corp., Sr. Unsec’d. Notes	5.300%	12/05/43	225	232,687
CVS Caremark Corp., Sr. Unsec’d. Notes	5.750%	05/15/41	100	109,137
CVS Caremark Corp., Sr. Unsec’d. Notes(a)	6.125%	09/15/39	515	584,071
Lowe’s Cos, Inc., Sr. Unsec’d. Notes	6.500%	03/15/29	385	456,631
Ltd. Brands, Inc., Gtd. Notes	5.625%	02/15/22	1,450	1,482,625
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875%	01/15/22	360	354,844

				3,219,995

Technology — 0.1%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.375%	11/01/15	400	413,953
Fidelity National Information Services, Inc., Gtd. Notes	7.875%	07/15/20	1,100	1,200,055
Fiserv, Inc., Gtd. Notes	3.125%	06/15/16	2,410	2,514,849
Seagate HDD Cayman, Gtd. Notes, 144A	3.750%	11/15/18	605	611,806

				4,740,663

Telecommunications — 0.5%
America Movil SAB de CV (Mexico), Gtd. Notes	6.125%	03/30/40	480	507,896
AT&T Corp., Gtd. Notes	8.000%	11/15/31	7	9,317
AT&T, Inc., Sr. Unsec’d. Notes	5.350%	09/01/40	815	806,387
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625%	12/15/30	400	596,898
Embarq Corp., Sr. Unsec’d. Notes (original cost $367,380; purchased 05/04/11-05/11/11)	7.082%	06/01/16(d)(e)	325	363,155
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,002,520; purchased 05/12/06-04/10/07)	7.995%	06/01/36(d)(e)	1,000	1,012,440
Qwest Corp., Sr. Unsec’d. Notes	7.500%	10/01/14	1,440	1,511,479
Sprint Communications, Inc., Sr. Unsec’d. Notes(a)	6.000%	12/01/16	1,075	1,173,094
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400%	09/15/33	1,705	1,960,956
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.550%	09/15/43	5,580	6,528,371
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.350%	04/01/19	3,165	3,720,109

				18,190,102

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	4.000%	01/31/24	1,500	1,466,121
Altria Group, Inc., Gtd. Notes	9.950%	11/10/38	46	70,168
Altria Group, Inc., Gtd. Notes	10.200%	02/06/39	254	396,295
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050%	02/11/18	2,050	2,027,081
Lorillard Tobacco Co., Gtd. Notes	3.500%	08/04/16	465	489,294
Lorillard Tobacco Co., Gtd. Notes(a)	8.125%	06/23/19	325	395,897
Reynolds American, Inc., Gtd. Notes	4.750%	11/01/42	330	293,311

				5,138,167

TOTAL CORPORATE BONDS (cost $249,642,900)				263,539,551

COVERED BONDS — 0.4%
Bank Of Nova Scotia (Canada), Covered Bonds, 144A	1.650%	10/29/15	1,535	1,565,086
Depfa ACS Bank (Ireland), Covered Bonds, 144A	5.125%	03/16/37	500	423,125
Royal Bank of Canada (Canada), Covered Bonds	2.000%	10/01/18	4,280	4,257,787
Westpac Banking Corp. (Australia), Covered Bonds, 144A	1.850%	11/26/18	6,500	6,383,650

TOTAL COVERED BONDS (cost $12,820,658)				12,629,648

SEE NOTES TO FINANCIAL STATEMENTS.

A82

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

FOREIGN AGENCIES — 0.6%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Commonwealth Bank of Australia (Australia), Gov’t. Gtd. Notes, 144A	2.700%	11/25/14	7,435	$7,592,771
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125%	06/29/20	400	439,490
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	9.250%	04/23/19	930	1,143,900
Kommunalbanken AS (Norway), Sr. Unsec’d Notes, 144A	1.125%	05/23/18	3,158	3,067,681
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	6.250%	06/17/14	1,000	1,023,173
Pemex Project Funding Master Trust (Mexico), Gtd. Notes	6.625%	06/15/35	1,624	1,709,260
Pemex Project Funding Master Trust (Mexico), Gtd. Notes	8.625%	12/01/23	350	426,125
Petrobras Global Finance BV (Brazil), Gtd. Notes	2.000%	05/20/16	1,665	1,663,683
Petroleos Mexicanos (Mexico), Gtd. Notes(a)	3.500%	01/30/23	970	888,763
Petroleos Mexicanos (Mexico), Gtd. Notes	4.875%	01/18/24	510	510,000
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500%	01/21/21	2,730	2,934,750
RSHB Capital SA For OJSC Russian Agricultural Bank (Russia), Sr. Unsec’d. Notes, 144A	6.299%	05/15/17	1,030	1,098,238

TOTAL FOREIGN AGENCIES (cost $22,564,733)				22,497,834

MUNICIPAL BONDS — 0.4%
California — 0.1%
Bay Area Toll Authority, Revenue Bonds, BABs	6.263%	04/01/49	1,325	1,589,218
State of California, GO, BABs	7.300%	10/01/39	1,270	1,597,139
State of California, GO, BABs	7.500%	04/01/34	475	604,447
State of California, GO, BABs	7.550%	04/01/39	245	317,518
State of California, GO, BABs	7.625%	03/01/40	215	283,065

				4,391,387

Colorado
Regional Transportation District, Revenue Bonds, Series 2010B, BABs	5.844%	11/01/50	680	785,046

Illinois — 0.1%
Chicago O’Hare International Airport, Revenue Bonds, BABs	6.395%	01/01/40	1,030	1,149,037
State of Illinois, GO, Taxable Series	4.421%	01/01/15	740	763,695

				1,912,732

New Jersey — 0.1%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414%	01/01/40	1,070	1,425,722

New York — 0.1%
New York City Transitional Finance Authority, Revenue Bonds, BABs	5.767%	08/01/36	1,130	1,281,725

Ohio
Ohio State University (The), Revenue Bonds, BABs	4.910%	06/01/40	455	455,901
Ohio State Water Development Authority, Revenue Bonds, BABs	4.879%	12/01/34	300	304,287

				760,188

Oregon
Oregon State Department of Transportation Highway, Revenue Bonds, Series A, BABs	5.834%	11/15/34	445	512,271

Pennsylvania
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	5.511%	12/01/45	550	583,611

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	6.731%	07/01/43	1,000	1,108,480

Texas
Texas State Transportation Commission, Revenue Bonds, Series B, BABs	5.028%	04/01/26	335	360,333

TOTAL MUNICIPAL BONDS (cost $11,435,814)				13,121,495

SEE NOTES TO FINANCIAL STATEMENTS.

A83

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SOVEREIGN BONDS — 0.2%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	4.250%		01/07/25	1,275	$1,214,438
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000%		02/26/24	1,475	1,421,900
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A(a)	5.875%		03/13/20	1,135	1,199,695
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	6.875%		01/17/18	1,120	1,252,720
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	3.625%		03/15/22	700	700,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN(a)	4.750%		03/08/44	1,006	906,658
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	5.200%		01/30/20	620	675,025

TOTAL SOVEREIGN BONDS (cost $7,570,632)					7,370,436

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.1%
Federal Home Loan Bank	0.375%		08/28/15	460	460,284
Federal Home Loan Bank	5.500%		07/15/36	1,080	1,249,384
Federal Home Loan Mortgage Corp.(a)	0.750%		01/12/18	685	666,688
Federal Home Loan Mortgage Corp.(a)	1.375%		05/01/20	5,785	5,423,518
Federal Home Loan Mortgage Corp.(a)	2.375%		01/13/22	8,305	7,939,289
Federal Home Loan Mortgage Corp.	2.384%	(b)	06/01/36	549	580,273
Federal Home Loan Mortgage Corp.	2.572%	(b)	12/01/35	337	360,486
Federal Home Loan Mortgage Corp.	3.000%		10/01/42	1,980	1,877,741
Federal Home Loan Mortgage Corp.	3.500%		TBA 30YR	6,500	6,449,219
Federal Home Loan Mortgage Corp.	3.500%		TBA 15 YR	1,500	1,563,750
Federal Home Loan Mortgage Corp.	4.000%		TBA 30 YR	6,500	6,675,195
Federal Home Loan Mortgage Corp.	4.000%		06/01/26-12/01/40	6,524	6,817,090
Federal Home Loan Mortgage Corp.	4.500%		02/01/19-10/01/41	17,294	18,331,442
Federal Home Loan Mortgage Corp.	5.000%		07/01/18-06/01/39	6,401	6,881,435
Federal Home Loan Mortgage Corp.	5.500%		12/01/33-07/01/38	6,855	7,493,256
Federal Home Loan Mortgage Corp.	6.000%		03/01/32-08/01/39	3,028	3,360,694
Federal Home Loan Mortgage Corp.	6.500%		12/01/14	9	9,160
Federal Home Loan Mortgage Corp.	7.000%		01/01/31-10/01/32	431	481,665
Federal National Mortgage Assoc.(a)(g)	1.625%		11/27/18	4,690	4,650,876
Federal National Mortgage Assoc.	2.014%	(b)	07/01/33	393	414,113
Federal National Mortgage Assoc.	2.058%	(b)	06/01/37	139	146,582
Federal National Mortgage Assoc.	2.500%		TBA 15 YR	6,000	5,938,125
Federal National Mortgage Assoc.	2.500%		01/01/28	2,939	2,911,802
Federal National Mortgage Assoc.	3.000%		TBA 15 YR	9,500	9,694,824
Federal National Mortgage Assoc.	3.000%		TBA 30 YR	12,500	11,866,211
Federal National Mortgage Assoc.	3.000%		12/01/42	2,460	2,337,542
Federal National Mortgage Assoc.	3.500%		TBA 15 YR	5,500	5,751,582
Federal National Mortgage Assoc.	3.500%		06/01/39-03/01/43	27,581	27,432,049
Federal National Mortgage Assoc.	4.000%		TBA 30 YR	12,500	12,867,188
Federal National Mortgage Assoc.	4.500%		TBA 30 YR	5,500	5,827,637
Federal National Mortgage Assoc.	4.500%		11/01/18-07/01/42	13,886	14,755,067
Federal National Mortgage Assoc.	5.000%		10/01/18-02/01/36	6,032	6,553,292
Federal National Mortgage Assoc.	5.500%		03/01/16-08/01/37	8,659	9,522,751
Federal National Mortgage Assoc.	6.000%		05/01/14-05/01/38	7,572	8,444,606
Federal National Mortgage Assoc.	6.500%		07/01/17-09/01/37	2,675	2,979,706
Federal National Mortgage Assoc.	7.000%		02/01/32-07/01/32	279	315,316
Federal National Mortgage Assoc.	7.500%		05/01/32	61	69,215
Financing Corp., Strips Principal, Series A-P	1.610%	(f)	10/06/17	1,570	1,479,262
Financing Corp., Strips Principal, Series B-P	1.610%	(f)	10/06/17	2,140	2,016,319
Government National Mortgage Assoc.	3.000%		TBA 30 YR	2,500	2,414,258
Government National Mortgage Assoc.	3.000%		TBA 30 YR	3,000	2,898,516
Government National Mortgage Assoc.	3.500%		TBA 30 YR	11,000	11,086,368
Government National Mortgage Assoc.	4.000%		TBA 30 YR	15,000	15,595,899
Government National Mortgage Assoc.	4.000%		06/15/40-05/20/41	2,994	3,116,904

SEE NOTES TO FINANCIAL STATEMENTS.

A84

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Government National Mortgage Assoc.	4.500%		TBA 30 YR	2,000	$2,133,906
Government National Mortgage Assoc.	4.500%		TBA 30 YR	1,000	1,069,141
Government National Mortgage Assoc.	4.500%		01/20/41-02/20/41	5,564	5,973,314
Government National Mortgage Assoc.	5.500%		11/15/32-02/15/36	3,329	3,683,590
Government National Mortgage Assoc.	6.000%		02/15/33-10/15/34	1,598	1,800,589
Government National Mortgage Assoc.	6.500%		10/15/23-07/15/35	1,915	2,164,699
Government National Mortgage Assoc.	8.000%		01/15/24-04/15/25	61	69,346

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $261,861,937)					264,601,164

U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Bonds(a)(h)	3.625%		08/15/43	5,300	5,005,188
U.S. Treasury Bonds	3.750%		11/15/43	7,080	6,843,259
U.S. Treasury Inflation Indexed Bonds	0.125%		04/15/18	4,820	4,915,673
U.S. Treasury Inflation Indexed Bonds	0.375%		07/15/23	3,192	3,078,124
U.S. Treasury Inflation Indexed Bonds	0.625%		02/15/43	935	718,641
U.S. Treasury Inflation Indexed Bonds	1.375%		01/15/20	6,005	6,448,660
U.S. Treasury Notes	0.625%		04/30/18	1,875	1,808,203
U.S. Treasury Notes	0.875%		07/31/19	4,145	3,903,102
U.S. Treasury Notes(a)	1.250%		11/30/18	18,330	17,937,628
U.S. Treasury Notes	1.500%		12/31/18	16,020	15,839,775
U.S. Treasury Notes	2.375%		12/31/20	24,390	24,294,733
U.S. Treasury Notes(a)	2.750%		11/15/23	15	14,674
U.S. Treasury Notes	3.500%		02/15/18	4,010	4,353,356
U.S. Treasury Strips Principal(a)	8.020%	(f)	05/15/43	8,120	2,384,349
U.S. Treasury Strips Principal	8.070%	(f)	02/15/43	1,920	569,566

TOTAL U.S. TREASURY OBLIGATIONS (cost $98,536,105)					98,114,931

TOTAL LONG-TERM INVESTMENTS (cost $2,793,605,771)					3,512,250,000

SHORT-TERM INVESTMENTS — 11.4%
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bonds(g) (cost $1,924,804)	0.047%	(f)	03/20/14	1,925	1,924,754

				Shares
AFFILIATED MUTUAL FUNDS — 11.3%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $131,765,674) (Note 4)(i)				13,390,235	124,663,087
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $296,818,840; includes $108,463,728 of cash collateral for securities on loan) (Note 4)(i)(j)				296,818,840	296,818,840

TOTAL AFFILIATED MUTUAL FUNDS (cost $428,584,514)					421,481,927

			Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14			Barclays Bank PLC	29,770	300
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14			Citibank NA	36,480	368
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14			Citibank NA	36,480	368

TOTAL OPTIONS PURCHASED (cost $108,779)					1,036

TOTAL SHORT-TERM INVESTMENTS (cost $430,618,097)					423,407,717

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT — 105.5% (cost $3,224,223,868)					3,935,657,717

SEE NOTES TO FINANCIAL STATEMENTS.

A85

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SECURITY SOLD SHORT — (0.2)%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc. (proceeds received $5,450,156)	3.500%	01/15/42	5,500	$(5,463,477)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 105.3% (cost $3,218,773,712)				3,930,194,240
LIABILITIES IN EXCESS OF OTHER ASSETS(k) — (5.3)%				(199,568,459)

NET ASSETS — 100.0%				$3,730,625,781

The following abbreviations are used in the portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to the rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be illiquid.
ABS	Asset-Back Security
BABs	Build America Bonds
CDO	Collateralized Debt Obligation
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
EAFE	Europe, Australasia and Far East
FHLMC	Federal Home Loan Mortgage Corp.
GO	General Obligation
I/O	Interest Only
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
TBA	To Be Announced

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $105,942,063; cash collateral of $108,463,728 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(c)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post maturity.

(d)	Indicates a security that has been deemed illiquid.

(e)	Indicates a restricted security; the aggregate original cost of the restricted securities is $7,025,680. The aggregate value, $7,321,300, is approximately 0.2% of net assets.

(f)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(j)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A86

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Open futures contracts outstanding at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
968	5 Year U.S. Treasury Notes	Mar. 2014	$116,300,600	$115,494,500	$(806,100)
196	10 Year U.S. Treasury Notes	Mar. 2014	24,333,384	24,117,188	(216,196)
172	90 Day Euro Dollar	Sept. 2016	42,245,330	42,116,350	(128,980)
430	S&P 500 E-mini Futures	Mar. 2014	38,277,787	39,583,650	1,305,863

					154,587

Short Positions:
172	90 Day Euro Dollar	Sept. 2015	42,645,251	42,625,900	19,351
164	U.S. Long Bond	Mar. 2014	21,320,899	21,043,250	277,649
64	U.S. Ultra Bond	Mar. 2014	8,829,843	8,720,000	109,843

					406,843

					$561,430

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
2,195	09/14/16	1.206%	3 month LIBOR(2)	$(35,305)	$—	$(35,305)	Deutsche Bank AG
13,615	02/28/17	0.680%	3 month LIBOR(1)	(84,466)	—	(84,466)	Citibank Global Markets
7,580	08/31/17	0.751%	3 Month LIBOR(2)	100,618	—	100,618	Bank of Nova Scotia
3,158	05/17/18	0.989%	3 month LIBOR(2)	68,269	—	68,269	Credit Suisse First Boston Corp.

				$49,116	$—	$49,116

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
11,365	02/28/18	1.649%	3 month LIBOR(2)	$201	$(104,169)	$(104,370)
4,690	11/27/18	1.592%	3 month LIBOR(2)	171	35,758	35,587
8,370	08/31/20	2.085%	3 month LIBOR(2)	200	154,760	154,560
10,000	08/31/20	2.219%	3 month LIBOR(2)	210	99,717	99,507
7,865	08/31/20	2.220%	3 month LIBOR(2)	197	77,944	77,747
1,815	08/31/20	2.490%	3 month LIBOR(2)	161	(13,235)	(13,396)
1,785	01/22/22	2.785%	3 month LIBOR(2)	161	(6,045)	(6,206)
1,970	01/31/22	2.505%	3 month LIBOR(2)	162	35,249	35,087
18,450	08/05/23	4.210%	3 month LIBOR(1)	—	(256,396)	(256,396)
7,380	08/06/23	4.220%	3 month LIBOR(1)	—	(99,524)	(99,524)
7,760	10/28/23	4.029%	3 month LIBOR(1)	185	(182,379)	(182,564)

				$1,648	$(258,320)	$(259,968)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A87

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2013	Unrealized Depreciation
Exchange-traded credit default swaps on credit indices—Buy Protection(1):
CDX.NA.IG.21.V1	12/20/18	1.000%	43,000	$(441,990)	$(769,342)	$(327,352)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
Bunge Ltd. Finance Corp.	06/20/14	0.650%	1,150	$(3,010)	$—	$(3,010)	JPMorgan Chase Bank
Newell Rubbermaid, Inc.	06/20/18	1.000%	1,700	(43,990)	—	(43,990)	Morgan Stanley Capital Services, Inc.
Simon Property Group LP	06/20/18	0.970%	2,800	(64,950)	—	(64,950)	Morgan Stanley Capital Services, Inc.

				$(111,950)	$—	$(111,950)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V5	12/20/16	5.000%	1,440	$134,615	$60,400	$74,215	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V5	12/20/16	5.000%	3,840	358,973	165,867	193,106	Deutsche Bank
CDX.NA.HY.17.V5	12/20/16	5.000%	5,280	493,588	231,367	262,221	Deutsche Bank

				$987,176	$457,634	$529,542

The Portfolio entered into credit default swaps as the protection seller on credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,506,648,590	$133,009,195	$—
Exchange Traded Fund	2,065,448	—	—
Preferred Stocks	599,500	151,549	—
Asset-Backed Securities	—	52,679,635	2,290,800
Bank Loans	—	9,125,415	—

SEE NOTES TO FINANCIAL STATEMENTS.

A88

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

	Level 1	Level 2	Level 3
Collateralized Mortgage Obligations	$—	$5,302,308	$—
Commercial Mortgage-Backed Securities	—	118,502,501	—
Corporate Bonds	—	258,852,783	4,686,768
Covered Bonds	—	12,629,648	—
Foreign Agencies	—	22,497,834	—
Municipal Bonds	—	13,121,495	—
Sovereign Bonds	—	7,370,436	—
U.S. Government Agency Obligations	—	264,601,164	—
U.S. Treasury Obligations	—	100,039,685	—
Affiliated Mutual Funds	421,481,927	—	—
Options Purchased	—	1,036	—
U.S. Government Agency Obligation Sold Short	—	(5,463,477)	—
Other Financial Instruments*
Futures Contracts	561,430	—	—
Interest Rate Swap Agreements	(259,968)	49,116	—
Credit Default Swap Agreements	(327,352)	417,592	—

Total	$2,930,769,575	$992,887,915	$6,977,568

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

Affiliated Mutual Funds (including 2.9% of collateral received for securities on loan)	11.3%
U.S. Government Agency Obligations	7.1
Oil, Gas & Consumable Fuels	6.4
Pharmaceuticals	5.2
Commercial Mortgage-Backed Securities	3.2
Computers & Peripherals	3.1
Diversified Financial Services	3.1
Software	2.9
Commercial Banks	2.8
U.S. Treasury Obligations	2.7
Insurance	2.4
Aerospace & Defense	2.3
Food & Staples Retailing	2.0
Banking	1.9
Media	1.9
IT Services	1.9
Capital Markets	1.9
Specialty Retail	1.8
Biotechnology	1.7
Communications Equipment	1.7
Internet Software & Services	1.6
Beverages	1.6
Chemicals	1.5
Diversified Telecommunication Services	1.5
Healthcare Equipment & Supplies	1.4
Household Products	1.4
Collateralized Loan Obligations	1.3
Energy Equipment & Services	1.3
Industrial Conglomerates	1.3
Real Estate Investment Trusts	1.2
Machinery	1.1
Road & Rail	1.1
Hotels, Restaurants & Leisure	1.1
Metals & Mining	1.0
Electric Utilities	1.0

Multiline Retail	1.0%
Healthcare Providers & Services	1.0
Semiconductors & Semiconductor Equipment	0.9
Food Products	0.8
Automobiles	0.7
Tobacco	0.7
Foreign Agencies	0.6
Air Freight & Logistics	0.6
Electrical Equipment	0.6
Textiles, Apparel & Luxury Goods	0.6
Real Estate Management & Development	0.5
Internet & Catalog Retail	0.5
Electronic Equipment, Instruments & Components	0.5
Telecommunications	0.5
Household Durables	0.4
Construction & Engineering	0.4
Building Products	0.4
Electric	0.4
Multi-Utilities	0.4
Municipal Bonds	0.4
Covered Bonds	0.4
Trading Companies & Distributors	0.3
Consumer Finance	0.3
Foods	0.3
Capital Goods	0.3
Energy – Other	0.3
Healthcare & Pharmaceutical	0.3
Auto Components	0.3
Independent Power Producers & Energy Traders	0.3
Cable	0.2
Leisure Equipment & Products	0.2
Sovereign Bonds	0.2
Lodging	0.2
Media & Entertainment	0.2
Technology	0.2
Airlines	0.2
Healthcare Insurance	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A89

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Industry table (cont.)
Personal Products	0.2%
Non-Captive Finance	0.2
Residential Mortgage-Backed Securities	0.2
Automotive	0.1
Metals	0.1
Diversified Consumer Services	0.1
Collateralized Mortgage Obligations	0.1
Gas Utilities	0.1
Paper	0.1
Water Utilities	0.1
Retailers	0.1
Healthcare Technology	0.1
Packaging	0.1

Building Materials & Construction	0.1%
Wireless Telecommunication Services	0.1
Pipelines & Other	0.1
Exchange Traded Fund	0.1
Commercial Services & Supplies	0.1
Marine	0.1
Consumer	0.1
Brokerage	0.1
Paper & Forest Products	0.1

105.5
U.S. Government Agency Obligation Sold Short	(0.2)
Liabilities in excess of other assets	(5.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	—		Due from broker — variation margin	$327,352	*
Credit contracts	Premiums paid for swap agreements	457,633		Premiums received for swap agreements	—
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	529,542		Unrealized depreciation on over-the-counter swap agreements	111,950
Equity contracts	Due from broker — variation margin	1,305,863	*	—	—
Interest rate contracts	Due from broker — variation margin	809,331	*	Due from broker — variation margin	1,813,732	*
Interest rate contracts	Unaffiliated investments	1,036		—	—
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	168,887		Unrealized depreciation on over-the-counter swap agreements	119,771

Total		$3,272,292			$2,372,805

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights*	Options Purchased*	Options Written	Futures	Swaps	Total
Credit contracts	$—	—	—	$—	$(297,646)	$(297,646)
Equity contracts	6,811	—	—	3,574,077	—	3,580,888
Interest rate contracts	—	(266,674)	24,481	(511,258)	681,686	(71,765)

Total	$6,811	$(266,674)	$24,481	$3,062,819	$384,040	$3,211,477

* Included in net realized gain (loss) on investment transactions on the Statement of Operations

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value		Rights**	Options Purchased**	Futures	Swaps	Total
Credit contracts		$—	$—	$—	$94,627	$94,627
Equity contracts		(1,409)	—	1,305,863	—	1,304,454
Interest rate contracts		—	(107,743)	(1,027,012)	443,769	(690,986)

Total		$(1,409)	$(107,743)	$278,851	$538,396	$708,095

** Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operation.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Options Written (Premiums Received)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$127,582	$12,391	$164,056,692	$40,674,209

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$134,616	$46,170	$8,448

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$105,942,063	$—	$—	$105,942,063
Exchange-traded and cleared derivatives	129,046	—	—	129,046
Over-the-counter derivatives*	699,465	(1,036)	—	698,429

				106,769,538

Liabilities:
Securities sold short	(5,463,477)	5,463,477	—	—
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	(231,721)	—	—	(231,721)

				(231,721)

Collateral Amounts Pledged/(Received):
Securities on loan				(105,942,063)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				(562,506)

Net Amount				$33,248

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $105,942,063:
Unaffiliated investments (cost $2,795,639,354)	$3,514,175,790
Affiliated investments (cost $428,584,514)	421,481,927
Cash	46,358
Foreign currency, at value (cost $376,441)	378,812
Receivable for investments sold	13,290,867
Dividends and interest receivable	9,213,865
Unrealized appreciation on over-the-counter swap agreements	698,429
Premiums paid for swap agreements	457,633
Tax reclaim receivable	157,648
Due from broker—variation margin	129,046
Prepaid expenses	32,289
Receivable for Series shares sold	24,106

Total Assets	3,960,086,770

LIABILITIES
Payable for investments purchased	112,635,908
Collateral for securities on loan	108,463,728
Securities sold short, at value (proceeds received $5,450,156)	5,463,477
Management fee payable	1,872,673
Payable for Series shares repurchased	460,473
Unrealized depreciation on over-the-counter swap agreements	231,721
Accrued expenses and other liabilities	332,083
Affiliated transfer agent fee payable	926

Total Liabilities	229,460,989

NET ASSETS	$3,730,625,781

Net assets were comprised of:
Paid-in capital	$2,640,135,796
Retained earnings	1,090,489,985

Net assets, December 31, 2013	$3,730,625,781

Net asset value and redemption price per share, $3,730,625,781 / 174,773,170 outstanding shares of beneficial interest	$21.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $205,712)	$53,162,287
Interest income	31,705,324
Affiliated dividend income	2,040,557
Affiliated income from securities loaned, net	212,318

87,120,486

EXPENSES
Management fee	21,024,924
Custodian’s fees and expenses	511,000
Shareholders’ reports	290,000
Trustees’ fees	42,000
Insurance expenses	41,000
Audit fee	37,000
Legal fees and expenses	16,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	52,598

Total expenses	22,032,522

NET INVESTMENT INCOME	65,087,964

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: ($1,156,796))	319,541,367
Futures transactions	3,062,819
Swap agreements transactions	384,040
Foreign currency transactions	(46,123)
Option written transactions	24,481

322,966,584

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $2,310,361)	252,667,911
Securities sold short	(2,794)
Futures	278,851
Swap agreements	538,396
Foreign currencies	8,239

253,490,603

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	576,457,187

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$641,545,151

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$65,087,964	$65,899,714
Net realized gain on investments and foreign currencies	322,966,584	140,795,570
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	253,490,603	192,663,911

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	641,545,151	399,359,195

DISTRIBUTIONS	—	(61,900,998)

SERIES SHARE TRANSACTIONS:
Series shares sold [651,459 and 819,611 shares, respectively]	12,747,246	14,077,527
Series shares issued in reinvestment of distributions [0 and 3,735,727 shares, respectively]	—	61,900,998
Series shares repurchased [9,694,842 and 10,708,816 shares, respectively]	(189,432,596)	(184,472,132)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(176,685,350)	(108,493,607)

TOTAL INCREASE IN NET ASSETS	464,859,801	228,964,590
NET ASSETS:
Beginning of year	3,265,765,980	3,036,801,390

End of year	$3,730,625,781	$3,265,765,980

SEE NOTES TO FINANCIAL STATEMENTS.

A92

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 96.5%
COMMON STOCKS — 96.5%	Shares	Value (Note 2)
Australia — 1.9%
Arrium Ltd.	447,200	$702,266
Ausdrill Ltd.	123,200	113,883
Bendigo & Adelaide Bank Ltd.	103,400	1,086,952
Bradken Ltd.	98,900	534,091
Challenger Ltd.	204,200	1,134,079
CSL Ltd.	50,999	3,143,918
Downer EDI Ltd.	182,200	793,980
Fortescue Metals Group Ltd.	99,300	518,724
GrainCorp Ltd.	42,400	321,948
Leighton Holdings Ltd.	37,200	537,232
Lend Lease Group	114,600	1,143,671
Metcash Ltd.	206,000	581,749
Mineral Resources Ltd.	25,500	271,328
National Australia Bank Ltd.	37,600	1,173,569
Pacific Brands Ltd.	460,600	263,974
Qantas Airways Ltd.*	419,500	411,493
Rio Tinto Ltd.	23,400	1,432,244

		14,165,101

Austria — 0.3%
OMV AG	30,300	1,450,182
Voestalpine AG	14,500	696,790

		2,146,972

Belgium — 0.2%
AGFA-Gevaert NV*	86,100	208,469
Delhaize Group SA	21,500	1,279,083

		1,487,552

Bermuda — 0.5%
Genpact Ltd.	195,847	3,597,709

Brazil — 0.3%
Cielo SA	40,200	1,118,631
Kroton Educacional SA	55,900	930,225

		2,048,856

Canada — 0.9%
Brookfield Asset Management, Inc. (Class A Stock)	79,958	3,104,769
Canadian Pacific Railway Ltd.	21,750	3,291,210

		6,395,979

China — 0.8%
Baidu, Inc., ADR*	4,963	882,818
CIMC Enric Holdings Ltd.	526,000	850,259
Poly Property Group Co. Ltd.	846,000	453,389
Shougang Fushan Resources Group Ltd.	1,160,000	407,847
Tencent Holdings Ltd.	54,400	3,483,095

		6,077,408

Denmark — 0.5%
A.P. Moeller – Maersk A/S (Class B Stock)	70	757,537
Coloplast A/S (Class B Stock)	40,249	2,668,331

		3,425,868

Finland — 0.5%
Sampo OYJ (Class A Stock)	63,003	3,096,776
Tieto OYJ	41,300	935,381

		4,032,157

COMMON STOCKS (continued)	Shares	Value (Note 2)
France — 4.7%
Alstom SA	22,200	$809,560
Arkema SA	7,200	840,662
AXA SA	40,200	1,119,479
BNP Paribas SA	96,941	7,562,134
Bouygues SA	21,900	828,170
Cap Gemini SA	44,649	3,022,097
Cie Generale des Etablissements Michelin	12,000	1,276,814
Credit Agricole SA*	62,500	801,186
Dassault Systemes SA	22,824	2,833,140
Electricite de France SA	24,600	870,281
Renault SA	12,300	989,864
Sanofi	11,900	1,270,864
SCOR SE	22,000	804,686
Societe Generale SA	10,800	628,028
Technip SA	10,740	1,033,844
Thales SA	24,500	1,578,873
Total SA	38,500	2,363,118
Valeo SA	13,300	1,473,930
Vinci SA	55,520	3,649,414
Vivendi SA	59,600	1,572,099

		35,328,243

Germany — 3.6%
Allianz SE	10,300	1,853,242
Aurubis AG	6,200	378,339
BASF SE	8,700	928,589
Bayer AG	5,600	786,303
Bayerische Motoren Werke AG	35,517	4,170,873
Brenntag AG	12,164	2,257,597
Continental AG	6,100	1,340,111
Daimler AG	23,700	2,056,801
Deutsche Bank AG	13,700	658,170
E.ON AG	46,000	850,447
Freenet AG	37,500	1,126,729
Hannover Rueckversicherung AG	8,600	739,352
Lanxess AG	8,100	541,239
Metro AG	17,100	829,009
Muenchener Rueckversicherungs AG	5,700	1,257,254
ProSiebenSat.1 Media AG	36,860	1,830,324
Rational AG	2,512	833,313
Rheinmetall AG	13,300	820,541
RWE AG	18,800	688,816
Stada Arzneimittel AG	14,500	717,897
Volkswagen AG	7,400	2,009,240

		26,674,186

Hong Kong — 1.2%
AIA Group Ltd.	987,800	4,972,079
Cheung Kong Holdings Ltd.	46,000	727,756
First Pacific Co. Ltd.	528,000	602,021
Huabao International Holdings Ltd.	1,286,000	712,959
Kingboard Chemical Holdings Ltd.	216,000	565,341
Singamas Container Holdings Ltd.	2,676,000	629,774
Yue Yuen Industrial Holdings Ltd.	154,000	514,933

		8,724,863

India — 0.3%
Tata Motors Ltd., ADR	81,031	2,495,755

SEE NOTES TO FINANCIAL STATEMENTS.

A93

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Indonesia — 0.2%
PT Bank Rakyat Indonesia (Persero) Tbk	2,638,000	$1,576,787

Ireland — 1.4%
Accenture PLC (Class A Stock)	58,910	4,843,580
Allegion PLC*	7,000	309,330
Irish Life & Permanent Group Holdings PLC*	51,300	3,176
Ryanair Holdings PLC, ADR*	45,755	2,147,282
Smurfit Kappa Group PLC	43,000	1,055,272
XL Group PLC	66,902	2,130,160

		10,488,800

Israel — 0.7%
Bank Hapoalim BM	128,000	717,196
Check Point Software Technologies Ltd.*(a)	41,249	2,661,385
Elbit Systems Ltd.	11,400	688,528
Teva Pharmaceutical Industries Ltd.	20,500	820,234

		4,887,343

Italy — 0.6%
Banco Popolare Scarl*	38,200	73,158
Enel SpA	323,000	1,409,383
ENI SpA	70,800	1,710,794
Finmeccanica SpA*	79,000	599,655
Telecom Italia SpA	626,400	624,621

		4,417,611

Japan — 9.2%
Alpine Electronics, Inc.	22,700	318,108
Aoyama Trading Co. Ltd.	39,100	1,057,431
Aozora Bank Ltd.	278,000	787,821
Astellas Pharma, Inc.	29,400	1,743,033
Autobacs Seven Co. Ltd.	42,000	654,203
Bank of Yokohama Ltd. (The)	96,000	535,606
Coca-Cola West Co. Ltd.	21,900	463,838
Daikin Industries Ltd.	50,600	3,157,578
Denso Corp.	65,000	3,433,865
Fuji Heavy Industries Ltd.	119,574	3,436,432
Fukuoka Financial Group, Inc.	129,000	566,239
Hogy Medical Co. Ltd.	11,400	600,319
Hoya Corp.	37,600	1,045,727
ITOCHU Corp.	76,300	943,269
JX Holdings, Inc.	101,400	522,154
KDDI Corp.	27,600	1,700,581
Keihin Corp.	24,500	380,403
Keyence Corp.	7,800	3,339,846
KYORIN Holdings, Inc.	37,400	801,332
Kyowa Exeo Corp.	81,900	1,083,068
Lawson, Inc.	30,400	2,275,013
Marubeni Corp.	146,000	1,051,065
MISUMI Group, Inc.	53,800	1,691,501
Mitsubishi Corp.	50,200	963,736
Mitsubishi UFJ Financial Group, Inc.	243,500	1,616,693
Mitsui & Co. Ltd.	99,700	1,389,932
Mizuho Financial Group, Inc.	703,200	1,526,669
Nichii Gakkan Co.	40,300	323,200
Nichirei Corp.	118,000	601,820
Nippon Telegraph & Telephone Corp.	37,000	1,992,835

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Nishi-Nippon City Bank Ltd. (The)	167,000	$449,888
Nissan Motor Co. Ltd.	71,300	597,495
NTT DOCOMO, Inc.	90,000	1,481,966
ORIX Corp.	261,500	4,595,044
Resona Holdings, Inc.	235,900	1,203,672
Sankyu, Inc.	210,000	819,489
Secom Co. Ltd.	49,600	2,992,615
Seino Holdings Co. Ltd.	65,000	684,039
Shimachu Co. Ltd.	30,700	726,872
Shin-Etsu Chemical Co. Ltd.	35,100	2,052,974
Start Today Co. Ltd.	23,100	574,393
Sumitomo Corp.	88,900	1,117,307
Sumitomo Metal Mining Co. Ltd.	21,200	277,790
Sumitomo Mitsui Financial Group, Inc.	121,686	6,328,084
Toagosei Co. Ltd.	147,000	629,177
Toho Holdings Co. Ltd.	53,300	855,585
Tsumura & Co.	22,900	606,847
UNY Group Holdings Co. Ltd.	75,600	463,769
West Japan Railway Co.	18,000	779,912
Yokohama Rubber Co. Ltd. (The)	100,000	983,352

		68,223,587

Liechtenstein
Verwaltungs- und Privat-Bank AG	2,100	229,527

Macau — 0.4%
MGM China Holdings Ltd.	744,800	3,187,647

Netherlands — 2.1%
Aegon NV	104,300	988,406
Core Laboratories NV(a)	31,803	6,072,783
ING Groep NV, CVA*	83,900	1,171,965
Koninklijke Ahold NV	85,000	1,527,553
Royal Dutch Shell PLC (Class B Stock)	106,900	4,032,308
Royal Dutch Shell PLC, ADR	25,550	1,820,949

		15,613,964

New Zealand — 0.1%
Air New Zealand Ltd.	737,900	996,448

Norway — 0.8%
DNB ASA	54,100	970,995
Fred Olsen Energy ASA	17,100	697,775
Statoil ASA	36,100	877,826
Telenor ASA	91,857	2,194,794
Yara International ASA	23,200	1,000,575

		5,741,965

Singapore — 0.3%
DBS Group Holdings Ltd.	119,000	1,617,182
Golden Agri-Resources Ltd.	1,127,400	488,051

		2,105,233

South Africa — 0.8%
Aspen Pharmacare Holdings Ltd.	58,686	1,505,128
Bidvest Group Ltd.	77,813	1,993,440
Discovery Ltd.	276,604	2,230,949

		5,729,517

SEE NOTES TO FINANCIAL STATEMENTS.

A94

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea — 0.2%
Samsung Electronics Co. Ltd.	1,175	$1,531,081

Spain — 1.1%
Amadeus IT Holding SA (Class A Stock)	12,685	543,368
Banco Santander SA	148,213	1,332,810
Gas Natural SDG SA	51,600	1,328,155
Inditex SA	20,449	3,376,371
Repsol SA	57,200	1,443,340
Telefonica SA	25,100	410,406

		8,434,450

Sweden — 0.7%
Boliden AB	45,100	691,453
NCC AB (Class B Stock)	15,700	512,764
Nordea Bank AB	72,500	977,503
Oriflame Cosmetics SA, SDR	13,600	418,112
Swedbank AB (Class A Stock)	50,400	1,419,733
TeliaSonera AB	154,700	1,290,261

		5,309,826

Switzerland — 3.5%
Baloise Holding AG	11,400	1,453,661
Cie Financiere Richemont SA	36,358	3,632,072
Credit Suisse Group AG	50,297	1,552,335
Geberit AG	9,067	2,750,756
Georg Fischer AG	2,000	1,408,068
Novartis AG	18,000	1,442,689
Partners Group Holding AG	9,959	2,655,957
Roche Holding AG	21,188	5,935,316
Swiss Life Holding AG*	7,800	1,621,618
Swiss Re AG	19,300	1,779,237
Zurich Insurance Group AG	5,800	1,682,372

		25,914,081

United Kingdom — 9.2%
Alent PLC	46,600	273,945
AMEC PLC	35,900	648,170
ARM Holdings PLC	103,749	1,886,465
AstraZeneca PLC	51,200	3,037,555
Aviva PLC	144,400	1,080,327
Babcock International Group PLC	111,587	2,507,377
BAE Systems PLC	256,400	1,849,883
Barclays PLC	287,100	1,298,239
Beazley PLC	175,100	790,459
Berkeley Group Holdings PLC	66,221	2,919,582
BG Group PLC	103,891	2,235,575
BP PLC	351,100	2,845,369
BT Group PLC	348,600	2,198,262
Carillion PLC	145,900	799,917
Centrica PLC	160,065	923,039
Compass Group PLC	285,661	4,586,275
Debenhams PLC	301,400	365,115
Diageo PLC	50,901	1,686,795
Experian PLC	81,751	1,510,141
GlaxoSmithKline PLC	23,400	625,192
Home Retail Group PLC	107,200	341,449
HSBC Holdings PLC (XLON)	90,500	993,166
HSBC Holdings PLC (XHKG)	306,599	3,342,333
IMI PLC	82,974	2,101,240

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
InterContinental Hotels Group PLC	84,230	$2,809,621
Intermediate Capital Group PLC	108,800	758,617
J Sainsbury PLC	259,000	1,567,535
Johnson Matthey PLC	49,169	2,675,441
Legal & General Group PLC	366,900	1,356,238
Meggitt PLC	296,248	2,593,794
Mondi PLC	26,600	461,739
Old Mutual PLC	214,100	671,765
Premier Foods PLC*	152,560	315,791
Rolls-Royce Holdings PLC	99,673	2,108,232
RSA Insurance Group PLC	300,200	454,366
St. James’s Place PLC	230,337	2,784,069
TESCO PLC	233,500	1,296,711
Tullow Oil PLC	110,584	1,569,482
Vesuvius PLC	81,100	685,764
Vodafone Group PLC	295,900	1,165,021
WM Morrison Supermarkets PLC	320,700	1,388,258
WPP PLC	134,277	3,075,489

		68,583,803

United States — 49.5%
3M Co.	30,725	4,309,181
AES Corp.	166,850	2,420,994
Allstate Corp. (The)	49,500	2,699,730
American Express Co.	33,100	3,003,163
Ameriprise Financial, Inc.	17,350	1,996,118
Amgen, Inc.	19,450	2,220,412
Amphenol Corp. (Class A Stock)	65,481	5,839,596
Anadarko Petroleum Corp.	7,950	630,594
ANSYS, Inc.*	38,934	3,395,045
Apache Corp.	39,250	3,373,145
Apple, Inc.	14,616	8,201,184
AT&T, Inc.	108,450	3,813,102
Avon Products, Inc.	71,900	1,238,118
Baker Hughes, Inc.	31,250	1,726,875
Bank of America Corp.	260,850	4,061,435
Boeing Co. (The)	15,200	2,074,648
Carnival Corp.	60,400	2,426,268
Celanese Corp., Series A	73,600	4,070,816
Charles Schwab Corp. (The)	352,435	9,163,310
Chevron Corp.	38,550	4,815,281
Cisco Systems, Inc.	116,500	2,615,425
Cognizant Technology Solutions Corp. (Class A Stock)*	37,197	3,756,153
Comcast Corp. (Class A Stock)	25,700	1,335,501
Comcast Corp. (Special Class A Stock)	18,300	912,804
CONSOL Energy, Inc.(a)	35,300	1,342,812
Costco Wholesale Corp.	42,477	5,055,188
Covance, Inc.*	50,556	4,451,961
Covidien PLC	32,300	2,199,630
Danaher Corp.	88,816	6,856,595
DaVita HealthCare Partners, Inc.*	81,022	5,134,364
Ecolab, Inc.	55,333	5,769,572
Emerson Electric Co.	19,400	1,361,492
Entergy Corp.(a)	33,650	2,129,036
EQT Corp.	21,950	1,970,671
Estee Lauder Cos., Inc. (The) (Class A Stock)	87,307	6,575,963

SEE NOTES TO FINANCIAL STATEMENTS.

A95

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Exelon Corp.(a)	59,700	$1,635,183
Express Scripts Holding Co.*	118,242	8,305,318
Exxon Mobil Corp.	48,600	4,918,320
Fifth Third Bancorp	87,500	1,840,125
Fluor Corp.	98,335	7,895,317
FMC Technologies, Inc.*	99,821	5,211,654
Fossil Group, Inc.*	34,946	4,191,423
General Electric Co.	155,550	4,360,067
General Motors Co.*	91,050	3,721,214
Gilead Sciences, Inc.*	63,401	4,764,585
Goldman Sachs Group, Inc. (The)	4,975	881,869
Google, Inc. (Class A Stock)*	8,411	9,426,292
Hess Corp.	26,250	2,178,750
Honeywell International, Inc.	25,950	2,371,052
Illinois Tool Works, Inc.	21,650	1,820,332
Ingersoll-Rand PLC	21,000	1,293,600
International Paper Co.	69,500	3,407,585
Intuitive Surgical, Inc.*	17,233	6,618,851
Invesco Ltd.	47,100	1,714,440
Johnson & Johnson	41,950	3,842,201
JPMorgan Chase & Co.	111,000	6,491,280
Kellogg Co.	22,800	1,392,396
Kohl’s Corp.	51,450	2,919,788
Liberty Media Corp. (Class A Stock)*	4,000	585,800
Lockheed Martin Corp.	7,450	1,107,517
Lowe’s Cos., Inc.	72,900	3,612,195
Mallinckrodt PLC*	3,843	200,835
Marsh & McLennan Cos., Inc.	80,500	3,892,980
Mead Johnson Nutrition Co.	79,959	6,697,366
Merck & Co., Inc.	90,800	4,544,540
MetLife, Inc.	41,650	2,245,768
Microsoft Corp.	105,200	3,937,636
Morgan Stanley	125,650	3,940,384
Murphy Oil Corp.	2,550	165,444
National Instruments Corp.	105,386	3,374,460
NetApp, Inc.	104,666	4,305,959
Newfield Exploration Co.*	15,400	379,302
NRG Energy, Inc.	115,750	3,324,340
PepsiCo, Inc.	27,500	2,280,850
Pfizer, Inc.	192,700	5,902,401
PG&E Corp.	53,450	2,152,966
PNC Financial Services Group, Inc.	21,500	1,667,970
Procter & Gamble Co. (The)	41,200	3,354,092
QUALCOMM, Inc.	104,197	7,736,627
Raytheon Co.	22,650	2,054,355
Roper Industries, Inc.	40,260	5,583,257
Salesforce.com, Inc.*(a)	92,781	5,120,583
Schlumberger Ltd.	80,999	7,298,820
SLM Corp.	63,550	1,670,094
Southwest Airlines Co.	229,500	4,323,780
Spectra Energy Corp.	46,050	1,640,301
St. Joe Co. (The)*(a)	40,150	770,479
Starbucks Corp.	89,639	7,026,801
Stericycle, Inc.*	49,276	5,724,393
TE Connectivity Ltd.	31,100	1,713,921
Texas Instruments, Inc.	39,500	1,734,445
Thermo Fisher Scientific, Inc.(a)	31,500	3,507,525
Time Warner Cable, Inc.	26,000	3,523,000
Time Warner, Inc.	53,200	3,709,104

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Union Pacific Corp.	17,500	$2,940,000
United Technologies Corp.	31,350	3,567,630
U.S. Bancorp	78,300	3,163,320
Visa, Inc. (Class A Stock)	40,500	9,018,540
Vulcan Materials Co.	21,050	1,250,791
Wal-Mart Stores, Inc.	18,750	1,475,438
Wells Fargo & Co.	49,000	2,224,600
Western Union Co. (The)	75,750	1,306,688
Weyerhaeuser Co.	94,750	2,991,258
Whole Foods Market, Inc.	102,678	5,937,863

		368,834,242

TOTAL COMMON STOCKS (cost $554,692,628)		718,406,561

RIGHTS*	Units
Spain
Repsol SA (Spain), expiring 01/09/14 (cost $37,373)	57,200	39,030

TOTAL LONG-TERM INVESTMENTS (cost $554,730,001)		718,445,591

SHORT-TERM INVESTMENT — 5.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $36,997,610; includes $18,518,249 of cash collateral received for securities on loan) (b)(c) (Note 4)	36,997,610	36,997,610

TOTAL INVESTMENTS — 101.5% (cost $591,727,611)		755,443,201
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.5)%		(10,899,473)

NET ASSETS — 100.0%		$744,543,728

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVA	Certificate Van Anadelen (Bearer)
SDR	Swedish Depositary Receipt
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $18,125,648; cash collateral of $18,518,249 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally in active markets for identical securities.
Level 2—other	significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—significant	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$14,165,101	$—
Austria	1,450,182	696,790	—
Belgium	208,469	1,279,083	—
Bermuda	3,597,709	—	—
Brazil	2,048,856	—	—
Canada	6,395,979	—	—
China	882,818	5,194,590	—
Denmark	—	3,425,868	—
Finland	—	4,032,157	—
France	2,833,140	32,495,103	—

	Level 1	Level 2	Level 3
Germany	$—	$26,674,186	$—
Hong Kong	—	8,724,863	—
India	2,495,755	—	—
Indonesia	—	1,576,787	—
Ireland	9,430,352	1,058,448	—
Israel	2,661,385	2,225,958	—
Italy	—	4,417,611	—
Japan	—	68,223,587	—
Liechtenstein	229,527	—	—
Macau	—	3,187,647	—
Netherlands	7,893,732	7,720,232	—
New Zealand	—	996,448	—
Norway	—	5,741,965	—
Singapore	—	2,105,233	—
South Africa	—	5,729,517	—
South Korea	—	1,531,081	—
Spain	—	8,434,450	—
Sweden	—	5,309,826	—
Switzerland	2,655,957	23,258,124	—
United Kingdom	1,044,102	67,539,701	—
United States	368,834,242	—	—
Rights:
Spain	39,030	—	—
Affiliated Money Market Mutual Fund	36,997,610	—	—

Total	$449,698,845	$305,744,356	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Commercial Banks	6.3%
Oil, Gas & Consumable Fuels	5.8
Insurance	5.5
Affiliated Money Market Mutual Fund (including 2.5% of collateral received for securities on loan)	5.0
Pharmaceuticals	4.5
IT Services	3.9
Food & Staples Retailing	3.3
Capital Markets	3.1
Energy Equipment & Services	3.0
Aerospace & Defense	2.7
Chemicals	2.7
Automobiles	2.7
Hotels, Restaurants & Leisure	2.6
Industrial Conglomerates	2.5
Software	2.5
Diversified Financial Services	2.4
Electronic Equipment, Instruments & Components	2.1
Construction & Engineering	2.1
Media	2.0
Health Care Providers & Services	1.9
Diversified Telecommunication Services	1.9
Internet Software & Services	1.8
Computers & Peripherals	1.7
Health Care Equipment & Supplies	1.7
Commercial Services & Supplies	1.6
Machinery	1.4
Communications Equipment	1.3
Biotechnology	1.3
Food Products	1.3
Auto Components	1.3
Specialty Retail	1.2
Trading Companies & Distributors	1.2

Road & Rail	1.2%
Textiles, Apparel & Luxury Goods	1.2
Personal Products	1.2
Life Sciences Tools & Services	1.1
Airlines	1.1
Electrical Equipment	1.0
Real Estate Management & Development	0.9
Building Products	0.8
Electric Utilities	0.8
Metals & Mining	0.8
Independent Power Producers & Energy Traders	0.7
Wireless Telecommunication Services	0.7
Semiconductors & Semiconductor Equipment	0.7
Consumer Finance	0.6
Multi-Utilities	0.6
Beverages	0.6
Paper & Forest Products	0.6
Multiline Retail	0.5
Household Products	0.4
Household Durables	0.4
Real Estate Investment Trusts	0.4
Professional Services	0.2
Construction Materials	0.2
Gas Utilities	0.1
Containers & Packaging	0.1
Diversified Consumer Services	0.1
Internet & Catalog Retail	0.1
Marine	0.1

101.5
Liabilities in excess of other assets	(1.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A97

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are equity risk and foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contract	Unaffiliated investments	$39,030	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights*	Forward Currency Contracts**	Total
Equity contracts	$140,674	$—	$140,674
Foreign exchange contracts	—	80,622	80,622

	$140,674	$80,622	$221,296

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights*
Equity contracts	$(33,225)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)
$8,292,287	$8,265,368

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$18,125,648	$—	$—	$18,125,648
Collateral Amounts Pledged/(Received):
Securities on loan				(18,125,648)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A98

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $18,125,648:
Unaffiliated investments (cost $554,730,001)	$718,445,591
Affiliated investments (cost $36,997,610)	36,997,610
Foreign currency, at value (cost $2,389,637)	2,422,736
Cash	130,344
Receivable for investments sold	4,855,793
Tax reclaim receivable	1,098,309
Dividends and interest receivable	632,374
Receivable for Series shares sold	16,296
Prepaid expenses	6,105

Total Assets	764,605,158

LIABILITIES
Collateral for securities on loan	18,518,249
Payable for investments purchased	823,971
Management fee payable	456,123
Accrued expenses and other liabilities	187,381
Payable for Series shares reacquired	74,780
Affiliated transfer agent fee payable	926

Total Liabilities	20,061,430

NET ASSETS	$744,543,728

Net assets were comprised of:
Paid-in capital	$587,649,712
Retained earnings	156,894,016

Net assets, December 31, 2013	$744,543,728

Net asset value and redemption price per share, $744,543,728 / 29,886,074 outstanding shares of beneficial interest	$24.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $754,924)	$14,312,116
Affiliated income from securities loaned, net	32,555
Affiliated dividend income	28,295
Interest	2,478

14,375,444

EXPENSES
Management fee	5,060,139
Custodian’s fees and expenses	385,000
Shareholders’ reports	120,000
Audit fee	26,000
Trustees’ fees	17,000
Legal fees and expenses	13,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Insurance expenses	8,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	42,621

Total expenses	5,686,760
Less: Management fee waiver (Note 3)	(35,273)

Net expenses	5,651,487

NET INVESTMENT INCOME	8,723,957

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	65,696,798
Foreign currency transactions	(301,772)

65,395,026

Net change in unrealized appreciation (depreciation) on:
Investments	88,703,634
Foreign currencies	75,117

88,778,751

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	154,173,777

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$162,897,734

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income	$8,723,957	$10,856,377
Net realized gain on investment and foreign currency transactions	65,395,026	16,017,924
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	88,778,751	68,607,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	162,897,734	95,482,046

DISTRIBUTIONS	—	(9,580,386)

SERIES SHARE TRANSACTIONS:
Series shares sold [782,060 and 392,325 shares, respectively]	17,649,736	7,205,788
Series shares issued in reinvestment of distributions [0 and 555,063 shares, respectively]	—	9,580,386
Series shares repurchased [2,132,268 and 3,015,270 shares, respectively]	(47,193,527)	(55,676,472)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(29,543,791)	(38,890,298)

TOTAL INCREASE IN NET ASSETS	133,353,943	47,011,362
NET ASSETS:
Beginning of year	611,189,785	564,178,423

End of year	$744,543,728	$611,189,785

SEE NOTES TO FINANCIAL STATEMENTS.

A99

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.4% ASSET-BACKED SECURITIES — 1.7%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Mortgage Obligations — 0.7%
Federal Home Loan Mortgage Corp., REMICS, Series, 2002-2496, Class PM	5.500%		09/15/17	533	$567,985
Federal Home Loan Mortgage Corp., REMICS, Series, 2002-2501, Class MC	5.500%		09/15/17	185	195,353
Federal Home Loan Mortgage Corp., REMICS, Series, 2002-2513, Class HC	5.000%		10/15/17	1,049	1,110,538
Federal National Mortgage Assoc., REMICS, Series, 2002-57, Class ND	5.500%		09/25/17	216	228,380
Federal National Mortgage Assoc., REMICS, Series, 2002-18, Class PC	5.500%		04/25/17	5	4,545
Merrill Lynch Mortgage Investors, Inc., Series 2003-E, Class A1	0.785%	(a)	10/25/28	63	61,322
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.906%	(a)	02/25/34	262	262,341

					2,430,464

Non-Residential Mortgage-Backed Securities — 1.0%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	5.650%		09/20/19	1,500	1,718,018
Small Business Administration Participation Certificates, Series 1996-20J, Class 1	7.200%		10/01/16	458	479,236
Small Business Administration Participation Certificates, Series 1997-20A, Class 1	7.150%		01/01/17	359	376,467
Small Business Administration Participation Certificates, Series 1997-20G, Class 1	6.850%		07/01/17	177	186,251
Small Business Administration Participation Certificates, Series 1998-20I, Class 1	6.000%		09/01/18	478	509,092

					3,269,064

TOTAL ASSET-BACKED SECURITIES (cost $5,275,131)					5,699,528

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.3%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A3	5.293%		12/11/49	1,800	1,833,205
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	2.540%		12/10/45	1,000	916,381
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	5.465%	(a)	02/15/39	200	213,708
CW Capital Cobalt Ltd., Series 2006-C1, Class A4	5.223%		08/15/48	2,000	2,157,984
Federal National Mortgage Assoc., Series 2012-M13, Class A2	2.377%		05/25/22	1,850	1,721,122
Federal National Mortgage Assoc., Series 2012-M2, Class A2	2.717%		02/25/22	200	192,443
FHLMC Multifamily Structured Pass-Through Certificates, Series K003, Class A5	5.085%		03/25/19	250	282,053
FHLMC Multifamily Structured Pass-Through Certificates, Series K004, Class A2	4.186%		08/25/19	4,825	5,240,669
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class A2	4.317%		11/25/19	1,100	1,201,071
FHLMC Multifamily Structured Pass-Through Certificates, Series K010, Class A2	4.333%		10/25/20	3,600	3,895,423
FHLMC Multifamily Structured Pass-Through Certificates, Series K013, Class A2	3.974%	(a)	01/25/21	3,525	3,726,394
FHLMC Multifamily Structured Pass-Through Certificates, Series K016, Class A2	2.968%		10/25/21	2,800	2,763,863
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	1.473%	(a)	05/25/22	9,397	883,749
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, I/O	1.512%	(a)	06/25/22	9,944	976,084
FHLMC Multifamily Structured Pass-Through Certificates, Series K024, Class A2	2.573%		09/25/22	2,000	1,879,968
FHLMC Multifamily Structured Pass-Through Certificates, Series K026, Class A2	2.510%		11/25/22	3,600	3,355,524
FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.320%	(a)	02/25/23	3,600	3,560,576
FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2(b)	3.060%	(a)	07/25/23	3,600	3,467,120
FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2	3.531%	(a)	07/25/23	3,200	3,200,333
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, I/O	1.751%	(a)	08/25/16	4,088	127,461

SEE NOTES TO FINANCIAL STATEMENTS.

A100

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, I/O	1.783%	(a)	05/25/19	8,446	$679,697
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, I/O	1.710%	(a)	07/25/19	7,970	626,622
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	5.381%		03/10/39	1,234	1,261,803
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A3	5.806%	(a)	06/15/49	1,000	1,018,912
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	5.172%		12/12/49	2,000	2,168,314
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A2	5.590%		09/12/49	430	430,926
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4B	5.284%	(a)	09/15/42	800	842,966
NCUA Guaranteed Notes, Series 2010-C1, Class A2	2.900%		10/29/20	2,600	2,685,693
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792%		12/10/45	1,300	1,211,802
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A5	5.416%	(a)	01/15/45	1,500	1,615,854
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	5.724%	(a)	05/15/43	2,000	2,186,732
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3	5.765%	(a)	07/15/45	2,532	2,719,124

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $60,511,992)					59,043,576

CORPORATE BONDS — 1.9%
Asian Development Bank, Sr. Unsec’d. Notes, GMTN	1.750%		09/11/18	3,705	3,705,611
Depfa ACS Bank, Covered Bonds, 144A	5.125%		03/16/37	600	507,750
Westpac Banking Corp., Covered Bonds, 144A (original cost $2,177,297; purchased 11/18/13)(c)	1.850%		11/26/18	2,180	2,140,978

TOTAL CORPORATE BONDS (cost $6,452,476)					6,354,339

MUNICIPAL BONDS — 1.8%
New York City Transitional Finance Authority , Series A1, Sub-Future Tax Secured Revenue	5.000%		11/01/42	620	637,422
New York City Water & Sewer System, Series EE, Revenue Bonds	5.000%		06/15/47	1,600	1,635,904
Ohio State Turnpike Commission, Series A-1, Revenue Bonds	5.000%		02/15/48	825	810,983
Pennsylvania Turnpike Commission, Series C, Revenue Bonds	5.000%		12/01/43	1,055	1,051,708
State of California, GO, Refunding Notes	5.000%		11/01/43	600	609,282
State of Utah, BABs, Series D	4.554%		07/01/24	630	669,236
Utility Debt Securitization Utility Authority, Restructuring Bonds, Series TE	5.000%		12/15/41	650	681,155

TOTAL MUNICIPAL BONDS (cost $6,070,143)					6,095,690

U.S. GOVERNMENT AGENCY OBLIGATIONS — 48.8%
Federal Home Loan Mortgage Corp.(b)	0.750%		01/12/18	1,380	1,343,108
Federal Home Loan Mortgage Corp.(b)	1.375%		05/01/20	2,950	2,765,666
Federal Home Loan Mortgage Corp.	2.354%	(a)	05/01/34	486	515,656
Federal Home Loan Mortgage Corp.(b)	2.375%		01/13/22	17,335	16,571,653
Federal Home Loan Mortgage Corp.(d)	3.000%		TBA	5,500	5,209,531
Federal Home Loan Mortgage Corp.(d)	3.500%		TBA	1,000	1,042,500
Federal Home Loan Mortgage Corp.(d)	3.500%		TBA	3,000	2,976,563
Federal Home Loan Mortgage Corp.(d)	4.000%		TBA	4,500	4,621,289
Federal Home Loan Mortgage Corp.	4.000%		06/01/26-12/01/40	2,174	2,266,802
Federal Home Loan Mortgage Corp.	4.500%		09/01/39	4,330	4,586,029
Federal Home Loan Mortgage Corp.	5.000%		06/01/33-05/01/34	2,199	2,382,866
Federal Home Loan Mortgage Corp.	5.500%		05/01/37-05/01/38	1,538	1,675,979
Federal Home Loan Mortgage Corp.	6.000%		09/01/34-08/01/39	1,040	1,151,293
Federal Home Loan Mortgage Corp.	6.500%		09/01/32	125	138,755
Federal National Mortgage Assoc.	0.875%		05/21/18	580	561,041
Federal National Mortgage Assoc.(b)	1.625%		11/27/18	2,145	2,127,106
Federal National Mortgage Assoc.	2.165%	(a)	07/01/33	1,453	1,540,808
Federal National Mortgage Assoc.	2.248%	(a)	06/01/34	400	425,027
Federal National Mortgage Assoc.	2.255%	(a)	04/01/34	197	209,241

SEE NOTES TO FINANCIAL STATEMENTS.

A101

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	2.373%	(a)	04/01/34	348	$368,001
Federal National Mortgage Assoc.	2.392%	(a)	08/01/33	873	917,430
Federal National Mortgage Assoc.(d)	2.500%		TBA	2,500	2,474,219
Federal National Mortgage Assoc.(d)	3.000%		TBA	13,500	13,776,855
Federal National Mortgage Assoc.(d)	3.000%		TBA	7,000	6,645,078
Federal National Mortgage Assoc.(d)	3.500%		TBA	11,000	11,503,164
Federal National Mortgage Assoc.(d)	3.500%		TBA	2,000	1,986,719
Federal National Mortgage Assoc.	3.500%		06/01/39	624	621,063
Federal National Mortgage Assoc.(d)	4.000%		TBA	12,000	12,352,500
Federal National Mortgage Assoc.(d)	4.500%		TBA	5,000	5,297,852
Federal National Mortgage Assoc.	4.500%		05/01/40	5,416	5,749,814
Federal National Mortgage Assoc.(d)	5.000%		TBA	2,000	2,165,781
Federal National Mortgage Assoc.	5.000%		07/01/18-05/01/36	3,853	4,160,160
Federal National Mortgage Assoc.	5.500%		01/01/17-11/01/35	8,744	9,688,368
Federal National Mortgage Assoc.	6.000%		11/01/14-05/01/38	2,000	2,219,089
Federal National Mortgage Assoc.	6.500%		01/01/15-10/01/37	1,949	2,187,114
Federal National Mortgage Assoc.	7.000%		12/01/31-01/01/36	349	390,614
Federal National Mortgage Assoc.	8.000%		03/01/22-02/01/26	17	16,618
Federal National Mortgage Assoc.	9.000%		02/01/25-04/01/25	40	46,514
Financing Corp. Strips Principal, Series 4-P	1.398%	(e)	10/06/17	2,700	2,543,954
Financing Corp. Strips Principal, Series D-P	2.224%	(e)	09/26/19	1,370	1,182,900
Government National Mortgage Assoc.(d)	3.000%		TBA	3,000	2,897,109
Government National Mortgage Assoc.(d)	3.500%		TBA	5,000	5,043,946
Government National Mortgage Assoc.(d)	3.500%		TBA	3,500	3,527,481
Government National Mortgage Assoc.(d)	4.000%		TBA	4,500	4,678,770
Government National Mortgage Assoc.	4.000%		06/15/40	745	775,438
Government National Mortgage Assoc.(d)	4.500%		TBA	1,500	1,603,711
Government National Mortgage Assoc.(d)	4.500%		TBA	3,000	3,200,859
Government National Mortgage Assoc.	4.500%		02/20/41	1,917	2,057,755
Government National Mortgage Assoc.	5.000%		07/15/33-04/15/34	1,062	1,161,029
Government National Mortgage Assoc.	5.500%		03/15/34-03/15/36	903	999,182
Government National Mortgage Assoc.	6.500%		07/15/32-08/15/32	291	332,884
Government National Mortgage Assoc.	7.000%		03/15/23-08/15/28	630	700,477
Government National Mortgage Assoc.	7.500%		12/15/25-02/15/26	116	130,762
Government National Mortgage Assoc.	8.500%		09/15/24-04/15/25	192	220,813
Hashemite Kingdom of Jordan USAID Bond (Jordan), U.S. Gov’t. Gtd. Notes	2.503%		10/30/20	835	817,836

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $164,765,001)					166,552,772

U.S. TREASURY OBLIGATIONS — 27.9%
U.S. Treasury Bonds	3.750%		11/15/43	860	831,243
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%		04/15/18	10,695	10,908,259
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%		07/15/23	2,499	2,410,229
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%		02/15/43	726	558,509
U.S. Treasury Notes	0.250%		10/31/15	1,535	1,532,842
U.S. Treasury Notes	0.625%		04/30/18	4,160	4,011,800
U.S. Treasury Notes(f)	0.875%		07/31/19	2,610	2,457,683
U.S. Treasury Notes(b)	1.250%		11/30/18	4,050	3,963,306
U.S. Treasury Notes	1.500%		12/31/18	25,730	25,440,538
U.S. Treasury Notes	2.375%		12/31/20	14,060	14,005,082
U.S. Treasury Notes	4.500%		05/15/17	11,525	12,861,185
U.S. Treasury Strips Principal(b)	7.892%	(e)	02/15/43	7,375	2,187,786
U.S. Treasury Strips Coupon(g)	2.450%	(e)	08/15/21	3,370	2,737,040
U.S. Treasury Strips Coupon	2.019%	(e)	02/15/22-05/15/22	11,100	8,726,792
U.S. Treasury Strips Coupon	7.476%	(e)	02/15/42	5,000	1,548,585
U.S. Treasury Strips Principal(b)	7.910%	(e)	08/15/43	3,580	1,038,720

TOTAL U.S. TREASURY OBLIGATIONS (cost $96,574,213)					95,219,599

TOTAL LONG-TERM INVESTMENTS (cost $339,648,956)					338,965,504

SEE NOTES TO FINANCIAL STATEMENTS.

A102

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SHORT-TERM INVESTMENTS — 36.7%		Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS — 36.7%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $54,574,955) (Note 4)(h)		5,541,811	$51,594,262
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $73,670,753; includes $34,046,284 of cash collateral for securities on loan) (Note 4)(h)(i)		73,670,753	73,670,753

TOTAL AFFILIATED MUTUAL FUNDS (cost $128,245,708)			125,265,015

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Barclays Bank PLC	23,230	234
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citibank NA	28,475	287
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 04/24/14	Citibank NA	28,475	287

TOTAL OPTIONS PURCHASED (cost $84,901)			808

TOTAL SHORT-TERM INVESTMENTS (cost $128,330,609)			125,265,823

TOTAL INVESTMENTS — 136.1% (cost $467,979,565)			464,231,327
LIABILITIES IN EXCESS OF OTHER ASSETS(j) — (36.1)%			(123,152,219)

NET ASSETS — 100.0%			$341,079,108

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
I/O	Interest Only
LIBOR	London Interbank Offered Rate
REMICS	Real Estate Mortgage Investment Conduit Security
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
USAID	United States Agency for International Development

*	Non-income producing security.

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $32,915,005; cash collateral of $34,046,284 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Indicates a restricted security; the aggregated original cost of such security was $2,177,297. The aggregated market value of $2,140,978 is approximately 0.6% of net assets.

(d)	All or a partial principal amount of $89,500,000 represents a to-be announced (“TBA”) securities acquired under mortgage dollar roll agreement.

(e)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.

(f)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(h)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(i)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Long Positions:
664	5 Year U.S. Treasury Notes	Mar. 2014	$79,798,361	$79,223,500	$(574,861)
161	10 Year U.S. Treasury Notes	Mar. 2014	20,031,838	19,810,547	(221,291)
133	90 Day Euro Dollar	Sept. 2016	32,671,643	32,566,713	(104,930)
8	U.S. Ultra Bond	Mar. 2014	1,093,761	1,090,000	(3,761)

					(904,843)

Short Positions:
133	90 Day Euro Dollar	Sept. 2015	32,975,345	32,960,725	14,620
34	U.S. Long Bond	Mar. 2014	4,417,812	4,362,625	55,187

					69,807

					$(835,036)

Interest rate swap agreements outstanding at December 31, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
880	09/14/16	1.206%	3 month LIBOR(1)	$(14,154)	$—	$(14,154)	Deutsche Bank
1,360	11/30/16	0.945%	3 month LIBOR(1)	(5,294)	—	(5,294)	Citigroup Global Markets
9,525	02/28/17	0.680%	3 month LIBOR(2)	(59,093)	—	(59,093)	Citigroup Global Markets
5,055	08/31/17	0.751%	3 month LIBOR(1)	67,101	—	67,101	Bank of Nova Scotia
4,700	02/15/19	1.656%	3 month LIBOR(1)	15,546	—	15,546	Citigroup Global Markets
4,700	02/15/19	1.794%	3 month LIBOR(2)	19,176	—	19,176	JPMorgan Chase
20,975	01/28/23	1.895%	3 month LIBOR(1)	1,664,602	—	1,664,602	Morgan Stanley

				$1,687,884	$—	$1,687,884

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
8,980	02/28/18	1.649%	3 month LIBOR(1)	$190	$(82,309)	$(82,499)
22,000	02/28/18	1.820%	3 month LIBOR(1)	249	(357,618)	(357,867)
2,145	11/27/18	1.592%	3 month LIBOR(1)	160	16,354	16,194
6,525	08/31/20	2.085%	3 month LIBOR(1)	189	120,646	120,457
7,875	08/31/20	2.219%	3 month LIBOR(1)	197	78,527	78,330
6,215	08/31/20	2.220%	3 month LIBOR(1)	187	61,592	61,405
1,435	08/31/20	2.490%	3 month LIBOR(1)	159	(10,464)	(10,623)
14,000	08/31/20	2.655%	3 month LIBOR(1)	234	(248,278)	(248,512)
5,100	01/13/22	2.351%	3 month LIBOR(1)	181	146,057	145,876
1,585	01/13/22	2.457%	3 month LIBOR(1)	160	32,784	32,624
4,850	01/13/22	2.480%	3 month LIBOR(1)	179	91,963	91,784
1,710	01/22/22	3.497%	3 month LIBOR(1)	160	35,049	34,889
1,410	01/22/22	2.785%	3 month LIBOR(1)	158	(4,775)	(4,933)
825	01/31/22	2.505%	3 month LIBOR(1)	155	14,762	14,607
12,550	08/05/23	4.210%	3 month LIBOR(2)	—	(174,405)	(174,405)
5,020	08/06/23	4.220%	3 month LIBOR(2)	(173)	(67,698)	(67,525)
6,070	10/28/23	4.029%	3 month LIBOR(2)	177	(142,660)	(142,837)
8,720	12/20/23	2.932%	3 month LIBOR(1)	220	121,373	121,153

				$2,782	$(369,100)	$(371,882)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Mortgage Obligations	$—	$2,430,464	$—
Non-Residential Mortgage-Backed Securities	—	3,269,064	—
Commercial Mortgage-Backed Securities	—	59,043,576	—
Corporate Bonds	—	6,354,339	—
Municipal Bonds	—	6,095,690	—
U.S. Government Agency Obligations	—	166,552,772	—
U.S. Treasury Obligations	—	95,219,599	—
Affiliated Mutual Funds	125,265,015	—	—
Options Purchased	—	808	—
Other Financial Instruments*
Futures Contracts	(835,036)	—	—
Interest Rate Swaps	(371,882)	1,687,884	—

Total	$124,058,097	$340,654,196	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

U.S. Government Agency Obligations	48.8%
Affiliated Mutual Funds (including 10.0% of collateral received for securities on loan)	36.7
U.S. Treasury Obligations	27.9
Commercial Mortgage-Backed Securities	17.3
Corporate Bonds	1.9
Municipal Bonds	1.8

Non-Residential Mortgage-Backed Securities	1.0%
Collateralized Mortgage Obligations	0.7

136.1
Liabilities in excess of other assets	(36.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$787,126	*	Due from broker — variation margin	$1,994,044	*
Interest rate contracts	Unrealized appreciation on swap agreements	1,766,425		Unrealized depreciation on swap agreements	78,541
Interest rate contracts	Unaffiliated investments	808		—	—

Total		$2,554,359			$2,072,585

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$(191,609)	$19,678	$1,092,082	$267,504	$1,187,655

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Futures	Swaps	Total
Interest rate contracts	$(84,093)	$(1,180,447)	$1,739,529	$474,989

For the year ended December 31, 2013, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased (Cost)	Options Written (Premium Received)	Futures Long Position (Value at Trade Date)
$87,039	$8,266	$64,953,777

Futures Short Position (Value at Trade Date)	Interest Rate Swaps (Notional Amount in USD (000))
$26,427,336	$140,767

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$32,915,005	$—	$—	$32,915,005
Exchange-traded and cleared derivatives	124,926	—	—	124,926
Over-the-counter derivatives*	1,767,233	(808)	—	1,766,425

				34,806,356

Liabilities:
Exchange-traded and cleared derivatives	—	—	—	—
Over-the-counter derivatives*	(78,541)	—	—	(78,541)

				(78,541)

Collateral Amounts Pledged/(Received):
Securities on loan				(32,915,005)
Exchange-traded and cleared derivatives				—
Over-the-counter derivatives				(1,417,293)

Net Amount				$395,517

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $32,915,005:
Unaffiliated investments (cost $339,733,857)	$338,966,312
Affiliated investments (cost $128,245,708)	125,265,015
Cash	3,262
Receivable for investments sold	56,164,032
Unrealized appreciation on over-the-counter swap agreements	1,766,425
Dividends and interest receivable	1,076,016
Due from broker—variation margin	124,926
Receivable for Series shares sold	9,638
Prepaid expenses	3,361

Total Assets	523,378,987

LIABILITIES
Payable for investments purchased	147,819,654
Collateral for securities on loan	34,046,284
Accrued expenses and other liabilities	132,487
Management fee payable	116,863
Payable for Series shares reacquired	105,083
Unrealized depreciation on over-the-counter swap agreements	78,541
Affiliated transfer agent fee payable	926
Deferred trustees’ fees	41

Total Liabilities	182,299,879

NET ASSETS	$341,079,108

Net assets were comprised of:
Paid-in capital	$346,347,355
Retained earnings	(5,268,247)

Net assets, December 31, 2013	$341,079,108

Net asset value and redemption price per share, $341,079,108 / 30,179,139 outstanding shares of beneficial interest	$11.30

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest Income (net of foreign withholding taxes of $246)	$7,333,126
Affiliated dividend income	776,394
Affiliated income from securities loaned, net	60,720

8,170,240

EXPENSES
Management fee	1,443,755
Shareholders’ reports	142,000
Custodian’s fees and expenses	88,000
Audit fee	30,000
Trustees’ fees	14,000
Legal fees and expenses	11,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	11,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	11,113

Total expenses	1,756,868

NET INVESTMENT INCOME	6,413,372

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(3,778,983)
Futures transactions	1,092,082
Swap agreement transactions	267,504
Options written transactions	19,678

(2,399,719)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $437,794)	(12,979,924)
Futures	(1,180,447)
Swap agreements	1,739,529

(12,420,842)

NET LOSS ON INVESTMENTS	(14,820,561)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,407,189)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,413,372	$7,739,864
Net realized gain (loss) on investment transactions	(2,399,719)	11,047,414
Net change in unrealized appreciation (depreciation) on investments	(12,420,842)	(4,769,310)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,407,189)	14,017,968

DISTRIBUTIONS	(17,437,795)	(20,654,654)

SERIES SHARE TRANSACTIONS:
Series shares sold [353,311 and 775,380 shares, respectively]	4,141,803	9,542,642
Series shares issued in reinvestment of distributions [1,506,594 and 1,707,009 shares, respectively]	17,437,795	20,654,654
Series shares repurchased [3,202,620 and 4,651,275 shares, respectively]	(37,560,842)	(57,309,200)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(15,981,244)	(27,111,904)

TOTAL DECREASE IN NET ASSETS	(41,826,228)	(33,748,590)
NET ASSETS:
Beginning of year	382,905,336	416,653,926

End of year	$341,079,108	$382,905,336

SEE NOTES TO FINANCIAL STATEMENTS.

A107

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 95.6% ASSET-BACKED SECURITIES — 0.5%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Collateralized Loan Obligations — 0.5%
Primus CLO II Ltd. (Cayman Islands), Series 2007-2A, Class A, 144A	0.476%	(a)	07/15/21	478	$465,610
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class D, 144A	4.488%	(a)	08/17/22	13,000	12,897,362

					13,362,972

Residential Mortgage-Backed Securities
Argent Securities, Inc./Asset-Backed Pass-Through Certificate, Series 2003-W8, Class M1	1.215%	(a)	12/25/33	112	107,447
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2	4.402%	(a)	01/25/37	545	257,783
Morgan Stanley ABS Capital I, Inc., Trust, Series 2007-HE6, Class A2	0.305%	(a)	05/25/37	96	56,100
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A6A	5.726%		10/25/36	375	223,727
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-9XS, Class 2A1	0.465%	(a)	06/25/35	297	254,195

					899,252

TOTAL ASSET-BACKED SECURITIES (cost $12,703,848)					14,262,224

BANK LOANS(a) — 1.5%
Capital Goods — 0.3%
CPM Acquisition Corp.	10.250%		03/01/18	7,750	7,808,125
Polymer Group, Inc.	5.250%	(a)	12/19/19	3,000	3,011,250

					10,819,375

Energy – Other — 0.3%
Fieldwood Energy LLC	8.375%		09/30/20	3,000	3,060,000
Shelf Drilling Holdings Ltd. (original cost $4,851,000; purchased 10/10/12)	6.250%		05/31/18(b)(c)	4,950	4,950,000

					8,010,000

Gaming — 0.4%
Caesars Entertainment Operating Co.	9.500%		10/31/16	5,160	5,194,090
CCM Merger, Inc.	5.000%		03/01/17	4,449	4,488,185
Golden Nugget, Inc.	5.500%	(a)	11/21/19	1,500	1,518,083
Yonkers Racing Corp.	8.750%		08/20/20	2,500	2,512,500

					13,712,858

Lodging — 0.1%
Four Seasons Holdings, Inc. (Canada)	6.250%		12/28/20	1,750	1,789,375

Media & Entertainment — 0.1%
Clear Channel Communications, Inc.	3.819%		01/29/16	4,000	3,874,000

Retailers — 0.1%
Sears Roebuck Acceptance Corp.	5.500%		06/30/18	2,550	2,561,383

Technology — 0.2%
Kronos, Inc.	9.750%		04/30/20	5,737	5,933,016

TOTAL BANK LOANS (cost $45,716,638)					46,700,007

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 1A1	2.536%	(a)	10/25/35	101	80,493
Alternative Loan Trust, Series 2005-43, Class 4A3	5.066%	(a)	10/25/35	37	28,892
Alternative Loan Trust, Series 2006-HY13, Class 4A1	2.820%	(a)	02/25/37	39	33,764
Alternative Loan Trust, Series 2006-OA9, Class 2A1A	0.377%	(a)	07/20/46	35	21,024
Alternative Loan Trust, Series 2006-OA11, Class A1B	0.355%	(a)	09/25/46	50	36,327
American Home Mortgage Assets Trust, Series 2006-4, Class 1A12	0.375%	(a)	10/25/46	44	28,636
American Home Mortgage Assets Trust, Series 2006-5, Class A1	1.059%	(a)	11/25/46	376	190,873
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1	1.849%	(a)	09/25/45	23	20,700
Banc of America Alternative Loan Trust, Series 2005-4, Class CB6	0.565%	(a)	05/25/35	48	36,749
Banc of America Funding Trust, Series 2006-B, Class 2A1	2.850%	(a)	03/20/36	139	117,323

SEE NOTES TO FINANCIAL STATEMENTS.

A108

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bear Stearns ARM Trust, Series 2005-10, Class A2	2.660%	(a)	10/25/35	83	$82,705
Bear Stearns ARM Trust, Series 2007-3, Class 1A1	2.861%	(a)	05/25/47	43	36,036
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA	2.845%	(a)	09/25/37	84	68,490
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2A1	0.485%	(a)	03/25/35	110	94,378
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2, Class 1A5	6.000%		05/25/36	72	61,737
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A	0.406%	(a)	03/19/36	335	244,020
Harborview Mortgage Loan Trust, Series 2006-5, Class 2A1A	0.346%	(a)	07/19/46	48	33,058
Harborview Mortgage Loan Trust, Series 2006-7, Class 2A1B	0.416%	(a)	09/19/46	116	16,409
IndyMac Indx Mortgage Loan Trust, Series 2006-AR12, Class A1	0.355%	(a)	09/25/46	38	31,767
JP Morgan Mortgage Trust, Series 2007-S3, Class 1A96	6.000%		08/25/37	36	32,054
MASTR Adjustable Rate Mortgages Trust, Series 2006-OA1, Class 1A1	0.375%	(a)	04/25/46	27	19,790
Residential Accredit Loans, Inc., Series 2006-QA2, Class 3A1	5.500%		02/25/36	237	183,079
Residential Accredit Loans, Inc., Series 2007-QS4, Class 2A1	0.495%	(a)	03/25/37	172	61,773
Residential Asset Securitization Trust, Series 2007-A5, Class 2A3	6.000%		05/25/37	72	62,449
Structured Asset Mortgage Investments Trust, Series 2006-AR6, Class 2A1	0.355%	(a)	07/25/46	51	41,952
SunTrust Alternative Loan Trust, Series 2006-1F, Class 3A	0.515%	(a)	04/25/36	118	39,610
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3	4.558%	(a)	02/25/37	35	29,023
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 4A1	2.517%	(a)	02/25/37	44	38,660
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A	0.899%	(a)	04/25/47	48	41,902

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $1,655,273)					1,813,673

CORPORATE BONDS — 93.5%
Aerospace & Defense — 1.4%
Alliant Techsystems, Inc., Gtd. Notes	6.875%		09/15/20(d)	2,375	2,562,031
Alliant Techsystems, Inc., Sr. Unsec’d. Notes, 144A	5.250%		10/01/21	1,300	1,303,250
Bombardier, Inc. (Canada), Sr. Notes, 144A	6.125%		01/15/23(d)	5,300	5,260,250
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	5.750%		03/15/22(d)	3,275	3,250,438
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.750%		03/15/20	2,476	2,810,260
Esterline Technologies Corp., Gtd. Notes	7.000%		08/01/20	5,400	5,832,000
Sequa Corp., Gtd. Notes, 144A (original cost $8,703,219; purchased 12/10/12-12/17/13)	7.000%		12/15/17(b)(c)	8,659	8,745,590
TransDigm, Inc., Gtd. Notes	7.500%		07/15/21(d)	5,245	5,638,375
TransDigm, Inc., Gtd. Notes	7.750%		12/15/18	7,300	7,829,250

					43,231,444

Automotive — 3.3%
American Axle & Manufacturing, Inc., Gtd. Notes	6.250%		03/15/21(d)	5,575	5,923,438
American Axle & Manufacturing, Inc., Gtd. Notes	6.625%		10/15/22(d)	5,250	5,525,625
Chrysler Group LLC/CG Co.-Issuer, Inc., Sec’d. Notes	8.000%		06/15/19(d)	6,300	6,961,500
Chrysler Group LLC/CG Co.-Issuer, Inc., Sec’d. Notes	8.250%		06/15/21(d)	9,200	10,465,000
Dana Holding Corp., Sr. Unsec’d. Notes	5.375%		09/15/21	4,050	4,065,188
Dana Holding Corp., Sr. Unsec’d. Notes	6.750%		02/15/21(d)	10,059	10,813,425
Delphi Corp., Gtd. Notes	5.000%		02/15/23	6,325	6,506,844
Delphi Corp., Gtd. Notes	6.125%		05/15/21(d)	7,748	8,590,595
General Motors Co., Sr. Unsec’d. Notes, 144A	4.875%		10/02/23	7,650	7,745,625
General Motors Financial Co., Inc., Gtd. Notes, 144A	3.250%		05/15/18	1,150	1,150,000
General Motors Financial Co., Inc., Sr. Unsec’d. Notes, 144A	3.500%		10/02/18	3,400	3,476,500
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	5.625%		02/01/23(d)	650	650,000
Lear Corp., Gtd. Notes	7.875%		03/15/18	6,275	6,573,063
Lear Corp., Gtd. Notes	8.125%		03/15/20	6,953	7,665,683
Lear Corp., Gtd. Notes, 144A	4.750%		01/15/23	775	726,563
Meritor, Inc., Gtd. Notes	6.750%		06/15/21(d)	4,225	4,309,500

SEE NOTES TO FINANCIAL STATEMENTS.

A109

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Automotive (continued)
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A	4.750%		05/15/21(d)	4,125	$4,114,688
Titan International, Inc., Sr. Sec’d. Notes, 144A	6.875%		10/01/20	5,350	5,577,375

					100,840,612

Banking — 0.7%
Ally Financial, Inc., Gtd. Notes	5.500%		02/15/17	1,350	1,461,375
Ally Financial, Inc., Gtd. Notes	8.000%		03/15/20(d)	8,480	10,165,400
Bank of America Corp., Jr. Sub. Notes	5.200%	(a)	12/31/49(d)	2,925	2,574,000
Bank of America Corp., Series K, Jr. Sub. Notes	8.000%	(a)	12/29/49(d)	730	808,840
Citigroup, Inc., Jr. Sub. Notes	5.350%	(a)	12/31/49	2,875	2,524,250
HBOS PLC (United Kingdom), Sub. Notes, GMTN, 144A	6.750%		05/21/18	400	452,451
JPMorgan Chase & Co., Jr. Sub. Notes	6.000%	(a)	12/31/49(d)	2,925	2,797,031

					20,783,347

Brokerage — 0.2%
Blackstone Holdings Finance Co. LLC, Gtd. Notes, 144A	4.750%		02/15/23	3,250	3,367,699
Jefferies LoanCore LLC/JLC Finance Corp., Sr. Unsec’d. Notes, 144A	6.875%		06/01/20	2,525	2,499,750
KKR Group Finance Co., Gtd. Notes, 144A	6.375%		09/29/20	1,000	1,122,949

					6,990,398

Building Materials & Construction — 3.4%
Beazer Homes USA, Inc., Gtd. Notes	7.250%		02/01/23	1,425	1,425,000
Beazer Homes USA, Inc., Gtd. Notes	9.125%		06/15/18	4,000	4,280,000
Beazer Homes USA, Inc., Gtd. Notes	9.125%		05/15/19	5,000	5,350,000
Beazer Homes USA, Inc., Gtd. Notes, 144A	7.500%		09/15/21	6,125	6,339,375
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125%		07/01/22	5,725	5,753,625
Building Materials Corp. of America, Sr. Notes, 144A (original cost $2,215,000; purchased 04/19/13)	6.750%		05/01/21(b)(c)	2,000	2,165,000
Building Materials Corp. of America, Sr. Notes, 144A (original cost $1,488,750; purchased 09/27/10)	6.875%		08/15/18(b)(c)	1,500	1,593,750
Building Materials Corp. of America, Sr. Sec’d. Notes, 144A (original cost $5,975,750; purchased 02/02/10-04/27/11)	7.000%		02/15/20(b)(c)	5,825	6,261,875
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A	9.375%		10/12/22(d)	5,975	6,736,813
D.R. Horton, Inc., Gtd. Notes	4.750%		02/15/23(d)	8,825	8,383,750
D.R. Horton, Inc., Gtd. Notes	6.500%		04/15/16(d)	900	983,250
HD Supply, Inc., Gtd. Notes	7.500%		07/15/20(d)	6,025	6,491,938
K. Hovnanian Enterprises, Inc., Sr. Sec’d. Notes, 144A	7.250%		10/15/20	9,125	9,797,969
KB Home, Gtd. Notes	7.000%		12/15/21(d)	2,725	2,840,813
KB Home, Gtd. Notes	7.500%		09/15/22(d)	6,925	7,288,563
Masco Corp., Sr. Unsec’d. Notes	5.950%		03/15/22(d)	1,675	1,771,313
Standard Pacific Corp., Gtd. Notes	6.250%		12/15/21(d)	800	834,000
Standard Pacific Corp., Gtd. Notes	8.375%		05/15/18(d)	925	1,086,875
Standard Pacific Corp., Gtd. Notes	8.375%		01/15/21(d)	525	611,625
Standard Pacific Corp., Gtd. Notes	10.750%		09/15/16(d)	3,875	4,669,375
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	7.750%		04/15/20	5,892	6,481,200
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	7.750%		04/15/20	1,762	1,938,200
Toll Brothers Finance Corp., Gtd. Notes	4.000%		12/31/18	825	839,438
WCI Communities, Inc., Gtd. Notes, 144A	6.875%		08/15/21	8,570	8,527,150

					102,450,897

Cable — 3.8%
Cablevision Systems Corp., Sr. Unsec’d. Notes	5.875%		09/15/22(d)	1,860	1,780,950
Cablevision Systems Corp., Sr. Unsec’d. Notes	7.750%		04/15/18(d)	1,375	1,534,844
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%		09/15/17(d)	11,725	13,659,625
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.125%		02/15/23(d)	2,848	2,641,520
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.250%		09/30/22	2,200	2,054,250

SEE NOTES TO FINANCIAL STATEMENTS.

A110

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Cable (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.750%		01/15/24	12,950	$12,237,750
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	8.125%		04/30/20	1,600	1,736,000
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.250%		03/15/21	1,500	1,432,500
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 144A	5.750%		09/01/23(d)	7,625	7,224,688
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125%		12/15/21(d)	8,505	7,973,438
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375%		09/15/20	5,375	5,509,375
CSC Holdings LLC, Sr. Unsec’d. Notes	6.750%		11/15/21(d)	7,400	7,973,500
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875%		02/15/18	850	971,125
DISH DBS Corp., Gtd. Notes	5.000%		03/15/23(d)	2,100	1,958,250
DISH DBS Corp., Gtd. Notes	5.875%		07/15/22	3,275	3,275,000
DISH DBS Corp., Gtd. Notes	6.750%		06/01/21	825	874,500
Nara Cable Funding Ltd. (Spain), Sr. Sec’d. Notes, 144A	8.875%		12/01/18(d)	5,175	5,563,125
ONO Finance II PLC (Spain), Gtd. Notes, 144A	10.875%		07/15/19	1,625	1,779,375
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750%		01/15/23	11,408	11,037,240
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	7.750%		03/15/16	850	860,625
UPC Holding BV (Netherlands), Sec’d. Notes, 144A	9.875%		04/15/18	2,600	2,788,500
UPCB Finance V Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	7.250%		11/15/21	3,600	3,906,000
UPCB Finance VI Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.875%		01/15/22	5,325	5,657,813
Videotron Ltd. (Canada), Gtd. Notes	5.000%		07/15/22	4,625	4,520,938
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.375%		04/15/21(d)	4,000	4,000,000
WaveDivision Escrow LLC/WaveDivision Escrow Corp., Sr. Unsec’d. Notes, 144A	8.125%		09/01/20(d)	1,855	1,966,300

					114,917,231

Capital Goods — 6.6%
ADS Waste Holdings, Inc., Gtd. Notes	8.250%		10/01/20	3,675	3,987,375
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.875%		01/31/18(d)	3,250	3,445,000
Amsted Industries, Inc., Sr. Notes, 144A (original cost $4,417,960; purchased 03/12/10)	8.125%		03/15/18(b)(c)	4,450	4,689,188
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500%		07/15/22	8,925	9,516,281
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	8.250%		01/15/19(d)	3,149	3,432,410
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	9.750%		03/15/20	3,850	4,514,125
Belden, Inc., Gtd. Notes, 144A	5.500%		09/01/22	4,025	3,944,500
Case New Holland, Inc., Gtd. Notes	7.875%		12/01/17	4,150	4,897,000
Clean Harbors, Inc., Gtd. Notes	5.250%		08/01/20(d)	6,850	7,055,500
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $5,385,438; purchased 04/08/13)	8.750%		12/15/19(b)(c)	4,975	5,397,875
CPG Merger Sub LLC, Gtd. Notes, 144A	8.000%		10/01/21	475	494,000
Dycom Investments, Inc., Gtd. Notes	7.125%		01/15/21	5,225	5,629,938
Gardner Denver, Inc., Sr. Unsec’d. Notes, 144A (original cost $2,945,000; purchased 07/22/13-07/24/13)	6.875%		08/15/21(b)(c)(d)	2,945	2,937,638
General Cable Corp., Gtd. Notes, 144A	6.500%	(a)	10/01/22(d)	3,225	3,160,500
Griffon Corp., Gtd. Notes	7.125%		04/01/18(d)	7,775	8,241,500
H&E Equipment Services, Inc., Gtd. Notes	7.000%		09/01/22	8,820	9,613,800
Hertz Corp. (The), Gtd. Notes	5.875%		10/15/20	1,375	1,424,844
Hertz Corp. (The), Gtd. Notes	6.250%		10/15/22(d)	2,050	2,116,625
Hertz Corp. (The), Gtd. Notes	6.750%		04/15/19(d)	4,200	4,525,500
Interline Brands, Inc., Gtd. Notes	7.500%	(a)	11/15/18	5,420	5,745,200
International Wire Group Holdings, Inc., Sr. Sec’d. Notes, 144A	8.500%		10/15/17	6,250	6,593,750
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A	8.375%		12/15/18	9,270	9,756,675
Laureate Education, Inc., Gtd. Notes, 144A	9.250%		09/01/19	12,425	13,512,188
Manitowoc Co., Inc. (The), Gtd. Notes	5.875%		10/15/22(d)	2,550	2,575,500
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $4,001,250; purchased 04/12/13-07/02/13)	7.875%		05/01/18(b)(c)(d)	4,025	4,236,313
Rexel SA (France), Sr. Unsec’d. Notes, 144A	6.125%		12/15/19	3,600	3,762,000

SEE NOTES TO FINANCIAL STATEMENTS.

A111

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Capital Goods (continued)
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A	7.000%		05/15/18(d)	1,450	$1,529,750
SPX Corp., Gtd. Notes	6.875%		09/01/17(d)	4,925	5,565,250
Terex Corp., Gtd. Notes	6.000%		05/15/21(d)	8,889	9,189,004
Terex Corp., Gtd. Notes	6.500%		04/01/20(d)	2,175	2,327,250
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $3,045,000; purchased 10/10/13)	7.500%		02/15/19(b)(c)	3,000	3,105,000
United Rentals North America, Inc., Gtd. Notes	7.375%		05/15/20(d)	2,625	2,910,469
United Rentals North America, Inc., Gtd. Notes	7.625%		04/15/22	12,640	14,046,200
United Rentals North America, Inc., Gtd. Notes	8.375%		09/15/20(d)	2,750	3,066,250
United Rentals North America, Inc., Sr. Unsec’d Notes	8.250%		02/01/21	8,350	9,414,625
United Rentals North America, Inc., Sr. Unsec’d. Notes	10.250%		11/15/19	2,425	2,747,525
WireCo WorldGroup, Inc., Gtd. Notes	9.500%		05/15/17	10,800	11,191,500

					200,298,048

Chemicals — 3.6%
Ashland, Inc., Gtd. Notes	4.750%	(a)	08/15/22	300	285,000
Axiall Corp., Gtd. Notes, 144A	4.875%		05/15/23(d)	2,175	2,055,375
Celanese US Holdings LLC, Gtd. Notes	4.625%		11/15/22	3,225	3,087,938
Chemtura Corp., Gtd. Notes	5.750%		07/15/21(d)	6,300	6,386,625
Eagle Spinco, Inc., Gtd. Notes, 144A	4.625%		02/15/21(d)	2,625	2,572,500
Hexion US Finance Corp., Sr. Sec’d. Notes	6.625%		04/15/20	5,675	5,816,875
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sec’d. Notes	9.000%		11/15/20(d)	17,255	17,211,863
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sr. Sec’d. Notes	8.875%		02/01/18	400	415,500
Huntsman International LLC, Gtd. Notes	8.625%		03/15/20(d)	1,650	1,825,313
Koppers, Inc., Gtd. Notes	7.875%		12/01/19	6,142	6,633,360
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250%		08/01/23	6,204	6,390,120
Orion Engineered Carbons Bondco GmbH (Germany), Sr. Sec’d. Notes, 144A	9.625%		06/15/18	4,550	5,027,750
Orion Engineered Carbons Finance & Co. SCA (Luxembourg), Gtd. Notes, PIK, 144A	9.250%		08/01/19(d)	5,125	5,355,625
PetroLogistics LP/PetroLogistics Finance Corp., Gtd. Notes, 144A	6.250%		04/01/20	5,850	5,864,625
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Sec’d. Notes, 144A	6.500%		04/15/21	6,325	6,103,625
Rockwood Specialties Group, Inc., Gtd. Notes	4.625%		10/15/20(d)	2,500	2,553,125
Taminco Global Chemical Corp. (Belgium), Sec’d. Notes, 144A	9.750%		03/31/20	10,305	11,696,175
TPC Group, Inc., Sr. Sec’d. Notes, 144A	8.750%		12/15/20	7,820	8,308,750
Tronox Finance LLC, Gtd. Notes	6.375%		08/15/20(d)	6,481	6,610,620
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV (Netherlands), Gtd. Notes, 144A	7.375%		05/01/21(d)	4,225	4,504,906

					108,705,670

Consumer — 1.7%
Brand Energy & Infrastructure Services, Inc., Gtd. Notes, 144A	8.500%		12/01/21	5,325	5,411,531
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A	6.875%		06/15/19	3,100	3,216,250
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	4.625%		05/15/21	3,755	3,567,250
Live Nation Entertainment, Inc., Gtd. Notes, 144A	7.000%		09/01/20(d)	3,425	3,716,125
Phillips-Van Heusen Corp., Sr. Unsec’d. Notes	4.500%		12/15/22(d)	2,950	2,795,125
Phillips-Van Heusen Corp., Sr. Unsec’d. Notes	7.375%		05/15/20	4,061	4,472,176
Scotts Miracle-Gro Co. (The), Gtd. Notes	7.250%		01/15/18	2,600	2,704,000
Service Corp. International, Sr. Unsec’d. Notes	4.500%		11/15/20	2,325	2,243,625
Service Corp. International, Sr. Unsec’d. Notes	7.000%	(a)	06/15/17	4,143	4,640,160
Service Corp. International, Sr. Unsec’d. Notes	7.000%		05/15/19	6,855	7,334,850
Service Corp. International, Sr. Unsec’d. Notes, 144A	5.375%		01/15/22	925	936,563
Spectrum Brands Escrow Corp., Gtd. Notes, 144A	6.375%		11/15/20	3,000	3,202,500
Stewart Enterprises, Inc., Gtd. Notes	6.500%		04/15/19(d)	4,065	4,308,900
Visant Corp., Gtd. Notes	10.000%		10/01/17	1,939	1,880,830

					50,429,885

SEE NOTES TO FINANCIAL STATEMENTS.

A112

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Electric — 4.6%
AES Corp. (The), Sr. Unsec’d. Notes	4.875%		05/15/23	4,175	$3,903,625
AES Corp. (The), Sr. Unsec’d. Notes	7.375%		07/01/21	9,275	10,457,563
AES Corp. (The), Sr. Unsec’d. Notes	8.000%		10/15/17	1,100	1,292,500
AES Corp. (The), Sr. Unsec’d. Notes	8.000%		06/01/20	1,800	2,106,000
Calpine Corp., Sr. Sec’d. Notes, 144A	6.000%		01/15/22(d)	2,100	2,152,500
Calpine Corp., Sr. Sec’d. Notes, 144A	7.500%		02/15/21	13,631	14,874,829
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875%		01/15/23	3,890	4,249,825
Covanta Holding Corp., Sr. Unsec’d. Notes	6.375%		10/01/22	2,450	2,515,459
Covanta Holding Corp., Sr. Unsec’d. Notes	7.250%		12/01/20	3,055	3,335,125
DPL, Inc., Sr. Unsec’d. Notes	6.500%		10/15/16	2,075	2,246,188
DPL, Inc., Sr. Unsec’d. Notes	7.250%		10/15/21	6,675	6,758,438
Dynegy, Inc., Gtd. Notes, 144A	5.875%		06/01/23	10,200	9,639,000
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sec’d. Notes	11.000%		10/01/21	4,500	5,006,250
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sec’d. Notes, 144A	12.250%	(a)	03/01/22(d)	18,075	21,238,125
GenOn Americas Generation LLC, Sr. Unsec’d. Notes	8.500%		10/01/21(d)	1,000	1,052,500
GenOn Energy, Inc., Sr. Unsec’d. Notes	9.500%		10/15/18(d)	2,500	2,831,250
GenOn REMA LLC, Pass-Through Certificates	9.237%		07/02/17(b)	2,284	2,352,991
GenOn REMA LLC, Pass-Through Certificates	9.681%		07/02/26	6,335	6,525,050
InterGen NV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $4,837,877; purchased 06/07/13)	7.000%		06/30/23(b)(c)(d)	4,925	5,097,375
Mirant Corp., Bonds, 144A	7.400%	(e)	07/15/49(b)	1,825	1,825
Mirant Mid Atlantic LLC Pass-Through Trust, Pass-Through Certificates	9.125%		06/30/17	7,083	7,569,760
NRG Energy, Inc., Gtd. Notes	6.625%		03/15/23	1,300	1,309,750
NRG Energy, Inc., Gtd. Notes	7.625%		01/15/18(d)	6,645	7,575,300
NRG Energy, Inc., Gtd. Notes	7.625%		05/15/19(d)	1,300	1,374,750
NRG Energy, Inc., Gtd. Notes	7.875%		05/15/21(d)	4,240	4,695,800
NRG Energy, Inc., Gtd. Notes	8.250%		09/01/20	7,175	7,946,313

					138,108,091

Energy – Other — 8.5%
Athlon Holdings LP/Athlon Finance Corp., Gtd. Notes, 144A	7.375%		04/15/21	5,925	6,221,250
Bonanza Creek Energy, Inc., Gtd. Notes	6.750%		04/15/21	6,975	7,306,313
Bristow Group, Inc., Gtd. Notes	6.250%		10/15/22(d)	2,950	3,114,315
Cie Generale Gde Geophysique-Veritas (France), Gtd. Notes	6.500%		06/01/21	2,125	2,178,125
Cie Generale Gde Geophysique-Veritas (France), Gtd. Notes	7.750%		05/15/17(d)	2,150	2,214,500
CITIC Resources Finance 2007 Ltd. (China), Gtd. Notes, 144A	6.750%		05/15/14	25	25,313
Concho Resources, Inc., Gtd. Notes	5.500%		04/01/23	6,775	6,978,250
Continental Resources, Inc., Gtd. Notes	5.000%		09/15/22	4,400	4,570,500
Denbury Resources, Inc., Gtd. Notes	4.625%		07/15/23	6,450	5,821,125
Denbury Resources, Inc., Gtd. Notes	6.375%		08/15/21	2,565	2,731,725
Denbury Resources, Inc., Gtd. Notes	8.250%		02/15/20	2,968	3,268,510
EP Energy LLC/EP Energy Finance, Inc., Sr. Unsec’d. Notes	9.375%		05/01/20(d)	5,926	6,837,123
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec’d. Notes	6.875%		05/01/19	1,800	1,937,250
Harvest Operations Corp. (South Korea), Gtd. Notes	6.875%		10/01/17	11,100	12,154,500
Hercules Offshore, Inc., Gtd. Notes, 144A	7.500%		10/01/21(d)	2,625	2,782,500
Hercules Offshore, Inc., Gtd. Notes, 144A	8.750%		07/15/21(d)	3,225	3,595,875
Hercules Offshore, Inc., Gtd. Notes, 144A	10.250%		04/01/19(d)	3,500	3,963,750
Hercules Offshore, Inc., Sr. Sec’d. Notes, 144A	7.125%		04/01/17	1,975	2,100,906
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A (original cost $2,707,250; purchased 03/19/13)	7.625%		04/15/21(b)(c)	2,450	2,658,250
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A (original cost $1,653,750; purchased 03/15/13)	8.000%		02/15/20(b)(c)	1,500	1,623,750
Hornbeck Offshore Services, Inc., Gtd. Notes	5.875%		04/01/20	6,225	6,427,313
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.500%		03/15/21	5,395	5,678,238
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000%		03/31/24	7,875	7,973,438
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, Gtd. Notes	9.250%		06/01/21	7,550	7,889,750

SEE NOTES TO FINANCIAL STATEMENTS.

A113

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy – Other (continued)
Newfield Exploration Co., Sr. Unsec’d. Notes	5.625%		07/01/24	3,625	$3,606,875
Newfield Exploration Co., Sr. Unsec’d. Notes	5.750%		01/30/22	1,875	1,931,250
Oasis Petroleum, Inc., Gtd. Notes, 144A	6.875%		03/15/22(d)	4,900	5,194,000
Offshore Group Investment Ltd., Sr. Sec’d. Notes	7.125%		04/01/23(d)	5,425	5,533,500
Offshore Group Investment Ltd., Sr. Sec’d. Notes	7.500%		11/01/19	3,050	3,316,875
Parker Drilling Co., Gtd. Notes	9.125%		04/01/18	8,369	8,871,140
Parker Drilling Co., Gtd. Notes, 144A	7.500%		08/01/20	1,975	2,073,750
Petrohawk Energy Corp., Gtd. Notes	7.250%		08/15/18	800	862,400
Petrohawk Energy Corp., Gtd. Notes	7.875%		06/01/15	3,775	3,874,094
Plains Exploration & Production Co., Gtd. Notes	6.625%		05/01/21(d)	1,000	1,096,546
Plains Exploration & Production Co., Gtd. Notes	6.750%		02/01/22	600	660,914
Precision Drilling Corp. (Canada), Gtd. Notes	6.500%		12/15/21(d)	2,075	2,209,875
Precision Drilling Corp. (Canada), Gtd. Notes	6.625%		11/15/20	2,500	2,668,750
QEP Resources, Inc., Sr. Unsec’d. Notes	5.250%		05/01/23(d)	7,475	7,007,813
QEP Resources, Inc., Sr. Unsec’d. Notes	5.375%		10/01/22(d)	1,300	1,251,250
Range Resources Corp., Gtd. Notes	5.000%		08/15/22	2,250	2,210,625
Range Resources Corp., Gtd. Notes	5.000%		03/15/23	2,567	2,509,243
Range Resources Corp., Gtd. Notes	5.750%		06/01/21	2,925	3,100,500
Range Resources Corp., Gtd. Notes	6.750%		08/01/20	700	757,750
Range Resources Corp., Gtd. Notes	8.000%		05/15/19	1,623	1,730,524
Samson Investment Co., Gtd. Notes, 144A	10.500%	(a)	02/15/20(d)	13,775	15,014,750
Sanchez Energy Corp., Gtd. Notes, 144A	7.750%		06/15/21	5,525	5,649,313
Seadrill Ltd. (Norway), Sr. Unsec’d. Notes, 144A	6.125%		09/15/20	10,425	10,398,938
Seitel, Inc., Gtd. Notes	9.500%		04/15/19	4,125	4,166,250
SESI LLC, Gtd. Notes	6.375%		05/01/19	3,050	3,255,875
SESI LLC, Gtd. Notes	7.125%		12/15/21	1,900	2,118,500
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A	6.000%		11/01/20	5,400	5,481,000
Ultra Petroleum Corp., Sr. Unsec’d. Notes, 144A	5.750%		12/15/18	2,125	2,183,438
Western Refining, Inc., Gtd. Notes	6.250%		04/01/21	4,825	4,861,188
Whiting Petroleum Corp., Gtd. Notes	5.000%		03/15/19	5,075	5,189,188
Whiting Petroleum Corp., Gtd. Notes	5.750%		03/15/21	11,750	12,161,250
WPX Energy, Inc., Sr. Unsec’d. Notes	5.250%		01/15/17(d)	3,325	3,549,438
WPX Energy, Inc., Sr. Unsec’d. Notes	6.000%		01/15/22(d)	12,950	12,950,000

					257,499,371

Foods — 4.1%
ARAMARK Corp., Gtd. Notes, 144A	5.750%		03/15/20(d)	2,785	2,910,325
B&G Foods, Inc., Gtd. Notes	4.625%		06/01/21(d)	4,025	3,864,000
Bumble Bee Acquisition Corp. (Luxembourg), Sr. Sec’d. Notes, 144A	9.000%		12/15/17	508	556,260
Constellation Brands, Inc., Gtd. Notes	4.250%		05/01/23	2,600	2,424,500
Cott Beverages, Inc., Gtd. Notes	8.125%		09/01/18	2,605	2,813,400
Crestview DS Merger Sub II, Inc., Sec’d. Notes, 144A	10.000%		09/01/21(d)	6,650	7,132,125
Darling Escrow Corp., Sr. Unsec’d. Notes, 144A	5.375%		01/15/22	2,225	2,241,688
Darling International, Inc., Gtd. Notes	8.500%		12/15/18	1,325	1,460,813
Dave & Buster’s, Inc., Gtd. Notes	11.000%		06/01/18	2,450	2,685,813
Del Monte Corp., Gtd. Notes	7.625%		02/15/19(d)	3,450	3,583,688
Hawk Acquisition Sub, Inc., Sec’d. Notes, 144A	4.250%		10/15/20(d)	4,550	4,402,125
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750%		06/15/23	5,450	5,341,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $3,017,471; purchased 05/20/11-06/15/11)	7.250%		06/01/21(b)(c)(d)	3,085	3,216,113
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $9,130,750; purchased 09/13/13-10/15/13)	7.250%		06/01/21(b)(c)	9,125	9,490,000
Landry’s, Inc., Sr. Notes, 144A (original cost $17,082,188; purchased 04/19/12-07/17/13)	9.375%		05/01/20(b)(c)(d)	16,350	17,821,500
Michael Foods Group, Inc., Gtd. Notes	9.750%		07/15/18	12,360	13,441,500
Post Holdings, Inc., Gtd. Notes	7.375%		02/15/22	7,350	7,864,500
Post Holdings, Inc., Gtd. Notes, 144A	6.750%		12/01/21(d)	975	1,009,125
Roundy’s Supermarkets, Inc., Sec’d. Notes, 144A	10.250%		12/15/20(d)	2,000	2,040,000

SEE NOTES TO FINANCIAL STATEMENTS.

A114

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods (continued)
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625%	08/15/22	5,250	$5,565,000
Stater Brothers Holdings, Inc., Gtd. Notes	7.375%	11/15/18	1,025	1,083,938
Stater Brothers Holdings, Inc., Gtd. Notes	7.750%	04/15/15(d)	1,750	1,754,410
Sun Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	5.250%	08/01/18	1,350	1,414,125
Sun Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	5.875%	08/01/21	4,125	4,228,125
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes, 144A (original cost $4,680,951; purchased 12/07/12-12/12/13)	8.875%	12/15/17(b)(c)	4,531	4,978,436
Wok Acquisition Corp., Gtd. Notes, 144A	10.250%	06/30/20(d)	8,000	8,690,000

				122,012,509

Gaming — 5.5%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Gtd. Notes	9.000%	05/15/18	10,700	11,449,000
Boyd Gaming Corp., Gtd. Notes	9.000%	07/01/20(d)	4,709	5,156,355
Boyd Gaming Corp., Gtd. Notes	9.125%	12/01/18(d)	7,760	8,439,000
Caesars Entertainment Operating Co., Inc., Sec’d. Notes	10.000%	12/15/18	3,213	1,654,695
Caesars Entertainment Operating Co., Inc., Sec’d. Notes	12.750%	04/15/18(d)	12,101	6,837,065
Caesars Entertainment Operating Co., Inc, Sr. Sec’d. Notes	9.000%	02/15/20(d)	2,700	2,625,750
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes	11.250%	06/01/17	5,895	5,998,163
Caesars Entertainment Resort Properties LLC, Sr. Sec’d. Notes, 144A	8.000%	10/01/20(d)	3,625	3,770,000
CCM Merger, Inc., Gtd. Notes, 144A (original cost $9,406,000; purchased 03/14/12-01/04/13)	9.125%	05/01/19(b)(c)(d)	9,450	9,875,250
Churchill Downs, Inc., Gtd. Notes, 144A	5.375%	12/15/21	1,325	1,348,188
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes, 144A	4.875%	11/01/20(d)	1,975	1,975,000
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A	8.500%	12/01/21	4,075	4,115,750
Isle of Capri Casinos, Inc., Gtd. Notes	5.875%	03/15/21(d)	750	736,875
Isle of Capri Casinos, Inc., Gtd. Notes	7.750%	03/15/19	9,337	10,107,303
Isle of Capri Casinos, Inc., Gtd. Notes	8.875%	06/15/20(d)	2,598	2,773,365
MCE Finance Ltd. (Macau), Gtd. Notes, 144A	5.000%	02/15/21	2,475	2,413,125
MGM Resorts International, Gtd. Notes	6.625%	12/15/21(d)	17,115	18,099,113
MGM Resorts International, Gtd. Notes	6.750%	10/01/20(d)	1,700	1,819,000
MGM Resorts International, Gtd. Notes	7.625%	01/15/17(d)	3,025	3,440,938
MGM Resorts International, Gtd. Notes	8.625%	02/01/19	4,000	4,690,000
MGM Resorts International, Gtd. Notes	10.000%	11/01/16(d)	1,750	2,100,000
MTR Gaming Group, Inc., Sec’d. Notes	11.500%	08/01/19	14,093	15,660,708
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.875%	11/01/21(d)	5,225	5,159,688
Pinnacle Entertainment, Inc., Gtd. Notes	7.750%	04/01/22(d)	6,375	6,948,750
PNK Finance Corp., Gtd. Notes, 144A	6.375%	08/01/21(d)	7,967	8,146,258
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock Intern, Gtd. Notes, 144A	5.875%	05/15/21	4,100	4,028,250
Station Casinos LLC, Gtd. Notes	7.500%	03/01/21	5,155	5,490,075
Sugarhouse Hsp Gaming Prop Mezz LP/Sugarhouse Hsp Gaming Finance Corp., Sr. Sec’d. Notes, 144A	6.375%	06/01/21	11,450	11,049,250
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.250%	10/15/21	1,100	1,101,375

				167,008,289

Healthcare & Pharmaceutical — 8.3%
Acadia Healthcare Co., Inc., Gtd. Notes	12.875%	11/01/18	4,220	5,106,200
Acadia Healthcare Co., Inc., Gtd. Notes, 144A	6.125%	03/15/21	2,750	2,818,750
Accellent, Inc., Gtd. Notes	10.000%	11/01/17	3,975	4,104,188
Accellent, Inc., Sr. Sec’d. Notes	8.375%	02/01/17	7,405	7,747,481
Biomet, Inc., Gtd. Notes	6.500%	08/01/20	7,975	8,373,750
Capella Healthcare, Inc., Gtd. Notes	9.250%	07/01/17	10,030	10,681,950
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000%	05/15/19(d)	2,250	2,292,188
CHS/Community Health Systems, Inc., Gtd. Notes	7.125%	07/15/20(d)	6,725	6,977,188
CHS/Community Health Systems, Inc., Gtd. Notes	8.000%	11/15/19	17,405	18,884,425
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250%	01/15/19(d)	3,575	3,659,906
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500%	12/15/18	11,383	12,791,646
DaVita HealthCare Partners, Inc., Gtd. Notes	5.750%	08/15/22	660	668,250

SEE NOTES TO FINANCIAL STATEMENTS.

A115

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare & Pharmaceutical (continued)
Endo Finance Co., Gtd. Notes, 144A	5.750%	01/15/22	2,450	$2,462,250
Forest Laboratories, Inc., Sr. Unsec’d. Notes, 144A	5.000%	12/15/21	2,375	2,383,906
Fresenius Medical Care US Finance II, Inc., Gtd. Notes, 144A	5.625%	07/31/19	1,450	1,566,000
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250%	02/15/21(d)	2,450	2,563,313
HCA, Inc., Gtd. Notes	5.875%	05/01/23(d)	4,350	4,295,625
HCA, Inc., Gtd. Notes	7.500%	02/15/22(d)	3,850	4,225,375
HCA, Inc., Gtd. Notes	8.000%	10/01/18	17,250	20,376,563
HCA, Inc., Sr. Sec’d. Notes	4.750%	05/01/23(d)	3,600	3,384,000
HCA, Inc., Sr. Sec’d. Notes	7.875%	02/15/20	900	966,375
HCA, Inc., Sr. Sec’d. Notes	8.500%	04/15/19	2,155	2,284,300
HCA, Inc., Sr. Unsec’d. Notes	6.500%	02/15/16(d)	2,910	3,182,813
HCA, Inc., Sr. Unsec’d. Notes	7.190%	11/15/15	2,116	2,306,440
HCA, Inc., Sr. Unsec’d. Notes, MTN	9.000%	12/15/14	10,765	11,518,550
Healthcare Technology Intermediate, Inc., Sr. Unsec’d. Notes, PIK, 144A	7.375%	09/01/18	1,625	1,690,000
HealthSouth Corp., Gtd. Notes	7.250%	10/01/18	5,888	6,292,800
HealthSouth Corp., Gtd. Notes	7.750%	09/15/22	1,788	1,957,860
Kindred Healthcare, Inc., Gtd. Notes	8.250%	06/01/19(d)	4,430	4,717,950
LifePoint Hospitals, Inc., Gtd. Notes, 144A	5.500%	12/01/21(d)	2,850	2,860,688
Mallinckrodt International Finance SA, Gtd. Notes, 144A	4.750%	04/15/23	5,175	4,776,204
MedAssets, Inc., Gtd. Notes	8.000%	11/15/18	5,800	6,264,000
MPH Intermediate Holding Co. 2, Sr. Unsec’d. Notes, PIK, 144A (original cost $4,000,000; purchased 07/22/13)	8.375%	08/01/18(b)(c)	4,000	4,160,000
Opal Acquisition, Inc., Sr. Unsec’d. Notes, 144A	8.875%	12/15/21	5,425	5,397,875
ResCare, Inc., Gtd. Notes	10.750%	01/15/19	4,950	5,544,000
Salix Pharmaceuticals Ltd., Gtd. Notes, 144A	6.000%	01/15/21	2,350	2,408,750
Select Medical Corp., Gtd. Notes	6.375%	06/01/21(d)	4,225	4,129,938
STHI Holding Corp., Sec’d. Notes, 144A (original cost $1,225,000; purchased 03/11/11)	8.000%	03/15/18(b)(c)	1,225	1,310,750
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.375%	10/01/21	4,545	4,272,300
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.500%	04/01/21(d)	5,025	4,761,188
Tenet Healthcare Corp., Sr. Sec’d. Notes	4.750%	06/01/20	2,975	2,908,063
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250%	11/01/18(d)	5,225	5,786,688
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	6.000%	10/01/20(d)	3,575	3,731,406
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125%	04/01/22(d)	9,900	10,667,250
Valeant Pharmaceuticals International, Gtd. Notes, 144A	5.625%	12/01/21	1,825	1,834,125
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.375%	10/15/20	5,500	5,795,625
Valeant Pharmaceuticals International, Gtd. Notes, 144A	6.875%	12/01/18	9,450	10,111,500
Valeant Pharmaceuticals International, Sr. Unsec’d. Notes, 144A	7.500%	07/15/21	2,375	2,606,563
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	7.000%	10/01/20	1,975	2,128,063

				251,735,018

Lodging — 0.4%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., Gtd. Notes, 144A	5.625%	10/15/21	5,775	5,991,563
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250%	03/15/18(d)	3,700	4,255,000

				10,246,563

Media & Entertainment — 5.1%
AMC Entertainment, Inc., Gtd. Notes	9.750%	12/01/20	13,784	15,765,450
AMC Networks, Inc., Gtd. Notes	4.750%	12/15/22(d)	2,150	2,047,875
AMC Networks, Inc., Gtd. Notes	7.750%	07/15/21	1,775	1,996,875
Belo Corp., Sr. Unsec’d. Notes	7.750%	06/01/27	4,000	4,310,000
Carmike Cinemas, Inc., Sec’d. Notes	7.375%	05/15/19	4,550	4,959,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	9.125%	08/01/18	2,125	2,305,625
Cedar Fair LP/Canada’s Wonderland Co/Magnum Management Corp., Gtd. Notes	5.250%	03/15/21	2,350	2,320,625
Cinemark USA, Inc., Gtd. Notes	5.125%	12/15/22	4,850	4,692,375
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500%	11/15/22	5,547	5,642,599

SEE NOTES TO FINANCIAL STATEMENTS.

A116

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Media & Entertainment (continued)
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	7.625%		03/15/20(d)	2,700	$2,808,000
Entercom Radio LLC, Gtd. Notes	10.500%		12/01/19	4,075	4,614,938
Gray Television, Inc., Gtd. Notes	7.500%		10/01/20	5,150	5,471,875
Griffey Intermediate, Inc./Griffey Finance Sub LLC, Sr. Notes, 144A	7.000%		10/15/20(d)	8,344	6,612,620
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250%		10/15/20(d)	5,700	6,234,375
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	5.500%		08/01/23(d)	13,000	12,366,250
LIN Television Corp., Gtd. Notes	6.375%		01/15/21	2,375	2,470,000
LIN Television Corp., Gtd. Notes	8.375%		04/15/18	2,875	3,040,313
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Sr. Sec’d. Notes, 144A	9.750%		04/01/21(d)	5,200	5,746,000
Mood Media Corp. (Canada), Gtd. Notes, 144A	9.250%		10/15/20(d)	4,475	3,949,188
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $4,850,000; purchased 07/30/13)	5.000%		08/01/18(b)(c)	4,850	5,007,625
National CineMedia LLC, Sr. Sec’d. Notes	6.000%		04/15/22	4,350	4,491,375
Nexstar Broadcasting, Inc., Gtd. Notes	6.875%		11/15/20	6,675	7,142,250
Regal Cinemas Corp., Gtd. Notes	8.625%		07/15/19	2,000	2,145,000
Sinclair Television Group, Inc., Gtd. Notes	5.375%		04/01/21	4,850	4,777,250
Sinclair Television Group, Inc., Gtd. Notes, 144A	6.375%		11/01/21	3,925	4,062,375
Sinclair Television Group, Inc., Sr. Unsec’d. Notes	6.125%		10/01/22	3,900	3,939,000
SSI Investments II Ltd./SSI Co.-Issuer LLC, Gtd. Notes	11.125%		06/01/18	11,375	12,341,875
Telesat Canada/Telesat LLC (Canada), Sr. Unsec’d. Notes, 144A	6.000%		05/15/17	1,050	1,092,000
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125%		05/15/23(d)	2,000	1,997,500
Vail Resorts, Inc., Gtd. Notes	6.500%		05/01/19	2,000	2,120,000
WMG Acquisition Corp., Gtd. Notes	11.500%		10/01/18	4,450	5,117,500
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	6.000%		01/15/21	1,750	1,817,813

					153,406,046

Metals — 3.3%
AK Steel Corp., Gtd. Notes	8.375%		04/01/22(d)	2,380	2,385,950
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.000%	(a)	03/01/21(d)	6,700	7,102,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.750%	(a)	02/25/22(d)	3,000	3,262,500
ArcelorMittal SA (Luxembourg), Sr. Unsec’d. Notes	6.125%		06/01/18	11,800	12,950,500
ArcelorMittal SA (Luxembourg), Sr. Unsec’d. Notes	9.500%	(a)	02/15/15	4,350	4,725,188
Arch Coal, Inc., Gtd. Notes	7.250%		10/01/20(d)	5,125	3,984,688
Arch Coal, Inc., Gtd. Notes	9.875%		06/15/19	2,525	2,247,250
Bluescope Steel Ltd./Bluescope Steel Finance (Australia), Gtd. Notes, 144A	7.125%		05/01/18	2,775	2,906,813
CONSOL Energy, Inc., Gtd. Notes	8.000%		04/01/17(d)	3,025	3,187,594
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.125%		12/15/20(d)	4,841	4,659,463
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A	6.000%		04/01/17(d)	4,000	4,250,000
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A	6.375%		02/01/16(d)	2,760	2,856,600
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A	6.875%		02/01/18(d)	3,200	3,368,000
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A	7.000%		11/01/15	1,242	1,288,575
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A	8.250%		11/01/19(d)	2,827	3,173,308
FQM Akubra, Inc. (Canada), Gtd. Notes, 144A	7.500%		06/01/21	1,200	1,254,000
FQM Akubra, Inc. (Canada), Gtd. Notes, 144A	8.750%		06/01/20	7,675	8,327,375
GrafTech International Ltd., Gtd. Notes	6.375%		11/15/20(d)	2,650	2,716,250
Iamgold Corp. (Canada), Gtd. Notes, 144A	6.750%		10/01/20	1,925	1,655,500
Murray Energy Corp., Sr. Sec’d. Notes, 144A (original cost $1,200,000; purchased 05/17/13)	8.625%		06/15/21(b)(c)	1,200	1,242,000
New Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.250%		11/15/22	6,775	6,554,813
Peabody Energy Corp., Gtd. Notes	6.000%		11/15/18(d)	6,250	6,656,250
Peabody Energy Corp., Gtd. Notes	6.250%		11/15/21(d)	1,625	1,641,250
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	10.750%		02/01/18	6,025	6,612,438

					99,008,305

Non-Captive Finance — 2.4%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	11.000%		02/01/19	3,325	2,668,313
CIT Group, Inc., Sr. Unsec’d. Notes	4.250%		08/15/17	1,025	1,067,281

SEE NOTES TO FINANCIAL STATEMENTS.

A117

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Captive Finance (continued)
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		05/15/17	4,800	$5,124,000
CIT Group, Inc., Sr. Unsec’d. Notes	5.000%		08/15/22	24,500	23,887,500
CIT Group, Inc., Sr. Unsec’d. Notes	5.250%		03/15/18(d)	6,925	7,427,063
CIT Group, Inc., Sr. Unsec’d. Notes	5.375%		05/15/20(d)	750	796,875
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500%		02/15/19	5,000	5,362,500
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	9.375%		05/15/20	675	621,000
Community Choice Financial, Inc., Sr. Sec’d. Notes	10.750%		05/01/19	1,110	929,625
Fly Leasing Ltd. (Ireland), Gtd. Notes	6.750%		12/15/20	2,200	2,227,500
HSBC Finance Capital Trust IX (United Kingdom), Gtd. Notes	5.911%	(a)	11/30/35	100	103,000
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	7.125%		09/01/18	525	607,688
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%		04/15/18(d)	3,525	3,533,813
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250%		05/15/19(d)	2,120	2,294,900
International Lease Finance Corp., Sr. Unsec’d. Notes	8.875%		09/01/17(d)	1,200	1,428,000
Jet Equipment Trust 1994-A, Equipment Trust, 144A	10.000%	(a)	06/15/12(b)(e)	64	50,913
Jet Equipment Trust 1994-A, Sr. Unsec’d. Notes, 144A	7.630%	(a)	08/15/12(b)(e)	11	8
Patriot Merger Corp., Sr. Unsec’d. Notes, 144A	9.000%		07/15/21	2,375	2,493,750
SLM Corp., Sr. Unsec’d. Notes, MTN	8.000%		03/25/20	1,900	2,151,750
Springleaf Finance Corp., Gtd. Notes	6.000%		06/01/20	9,525	9,525,000
Springleaf Finance Corp., Gtd. Notes	8.250%		10/01/23	1,125	1,217,813

					73,518,292

Packaging — 2.6%
Ardagh Packaging Finance PLC (Luxembourg), Gtd. Notes, 144A	9.125%		10/15/20(d)	5,450	5,967,750
Ardagh Packaging Finance PLC (Ireland), Sr. Unsec’d. Notes, 144A	7.000%		11/15/20(d)	5,600	5,656,000
Berry Plastics Corp., Sec’d. Notes	9.750%		01/15/21	4,875	5,642,813
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II, Gtd. Notes, 144A	6.000%		06/15/17(d)	5,150	5,214,375
BOE Intermediate Holding Corp., Sr. Unsec’d. Notes, PIK, 144A	9.000%		11/01/17	3,044	3,173,800
BOE Merger Corp., Sr. Unsec’d. Notes, PIK, 144A (original cost $6,877,500; purchased 10/24/12-04/30/13)	9.500%		11/01/17(b)(c)	6,625	7,039,063
BWAY Holding Co., Gtd. Notes (original cost $1,002,500; purchased 10/05/11)	10.000%		06/15/18(b)(c)	1,000	1,085,000
Exopack Holdings SA, Gtd. Notes, 144A	7.875%		11/01/19	5,875	5,992,500
Greif, Inc., Sr. Unsec’d. Notes	6.750%		02/01/17	4,970	5,504,275
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $3,075,000; purchased 09/25/13)	6.500%		10/01/21(b)(c)	3,075	3,182,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	9.875%		08/15/19(d)	6,175	6,869,688
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	5.750%		10/15/20	10,450	10,659,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	6.875%		02/15/21(d)	1,575	1,697,063
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	7.875%		08/15/19	2,750	3,038,750
Sealed Air Corp., Gtd. Notes, 144A	6.500%		12/01/20(d)	1,400	1,505,000
Sealed Air Corp., Gtd. Notes, 144A	8.375%		09/15/21	4,000	4,540,000
Sealed Air Corp., Sr. Notes, 144A	5.250%		04/01/23	1,725	1,677,563

					78,445,265

Paper — 0.3%
Domtar Corp., Gtd. Notes	10.750%		06/01/17(d)	1,125	1,404,134
Graphic Packaging International, Inc., Gtd. Notes	7.875%		10/01/18	1,375	1,491,875
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875%		09/15/18	5,750	5,965,625

					8,861,634

Pipelines & Other — 2.5%
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	7.000%		05/20/22	5,635	6,113,975
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	6.500%		05/20/21	1,240	1,323,700
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp, Gtd. Notes	6.000%		12/15/20	2,900	2,987,000
Energy Transfer Equity LP, Sr. Sec’d. Notes	7.500%		10/15/20	4,300	4,826,750
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes, 144A	6.750%		01/15/22	2,295	2,329,425

SEE NOTES TO FINANCIAL STATEMENTS.

A118

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Pipelines & Other (continued)
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625%		06/15/20	3,659	$3,851,098
Kinder Morgan, Inc., Sr. Sec’d. Notes, 144A	5.000%		02/15/21	2,775	2,733,336
Kinder Morgan, Inc., Sr. Sec’d. Notes, 144A	5.625%		11/15/23	5,725	5,543,157
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.500%		04/15/23	3,275	3,193,125
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	5.750%		09/01/20(d)	5,225	5,394,813
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $8,664,483; purchased 01/10/13-06/13/13)	6.000%		01/15/19(b)(c)	8,722	8,067,850
Selectica, Inc. (Escrow Shares)	—%	(e)	01/01/20	1,350	—
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	7.375%		08/01/21	2,400	2,616,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.375%		08/01/22	798	843,885
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.875%		02/01/21	8,050	8,653,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	7.875%		10/15/18	4,350	4,676,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	4.250%		11/15/23(d)	4,975	4,452,625
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	5.875%		10/01/20	1,575	1,610,438
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.125%		10/15/21	3,025	3,115,750
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes, 144A	5.875%		10/01/20	1,750	1,789,375

					74,122,302

Real Estate Investment Trusts — 1.4%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	7.750%		02/15/19	16,150	17,361,250
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375%		11/15/22(d)	2,850	2,949,750
DuPont Fabros Technology LP, Gtd. Notes	5.875%		09/15/21	4,125	4,259,063
Felcor Lodging LP, Sr. Sec’d. Notes	5.625%		03/01/23	2,425	2,364,375
Felcor Lodging LP, Sr. Sec’d. Notes	10.000%		10/01/14	1,076	1,137,870
Omega Healthcare Investors, Inc., Gtd. Notes	6.750%		10/15/22	475	515,969
Omega Healthcare Investors, Inc., Gtd. Notes	7.500%		02/15/20	825	899,250
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375%		06/01/23	2,800	2,723,000
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750%		04/15/20	1,875	2,081,944
Senior Housing Properties Trust, Sr. Unsec’d. Notes	6.750%		12/15/21	7,250	8,004,413

					42,296,884

Retailers — 2.9%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	9.250%		08/01/19	4,525	5,000,125
Chinos Intermediate Holdings A, Inc., Sr. Unsec’d. Notes, PIK, 144A	7.750%		05/01/19(d)	950	971,375
Claire’s Stores, Inc., Gtd. Notes, 144A	7.750%		06/01/20(d)	2,350	2,185,500
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	6.125%		03/15/20(d)	3,000	2,895,000
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000%		03/15/19(d)	3,250	3,526,250
CST Brands, Inc., Gtd. Notes	5.000%		05/01/23	1,900	1,833,500
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500%		10/15/20	9,550	9,788,750
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $8,579,563; purchased 06/06/13-12/18/13)	9.250%		06/15/21(b)(c)(d)	8,425	8,825,188
HT Intermediate Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	12.000%		05/15/19	1,550	1,534,500
Ltd. Brands, Inc., Gtd. Notes	5.625%		02/15/22	7,385	7,551,163
Ltd. Brands, Inc., Gtd. Notes	5.625%		10/15/23	2,825	2,867,375
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., Sr. Unsec’d. Notes, PIK, 144A	7.500%		08/01/18	3,900	4,056,000
Murphy Oil USA, Inc., Gtd. Notes, 144A	6.000%		08/15/23	2,000	2,010,000
Neiman Marcus Group Ltd., Inc., Gtd. Notes, 144A	8.000%		10/15/21(d)	3,325	3,474,625
New Academy Finance Co. LLC/New Academy Finance Corp., Sr. Unsec’d. Notes, PIK, 144A	8.000%		06/15/18(d)	2,050	2,101,271
Pantry Inc. (The), Gtd. Notes	8.375%		08/01/20	14,700	15,618,750
Penske Automotive Group, Inc., Gtd. Notes	5.750%		10/01/22	3,975	4,064,438

SEE NOTES TO FINANCIAL STATEMENTS.

A119

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Retailers (continued)
Petco Holdings, Inc., Sr. Notes, PIK, 144A (original cost $1,417,875; purchased 10/04/12)	8.500%		10/15/17(b)(c)(d)	1,425	$1,453,500
Toys “R” Us Property Co. II LLC, Sr. Sec’d. Notes	8.500%		12/01/17(d)	3,381	3,482,430
Toys “R” Us, Inc., Sr. Unsec’d. Notes	10.375%		08/15/17(d)	4,800	4,116,000

					87,355,740

Technology — 10.7%
Activision Blizzard, Inc., Gtd. Notes, 144A	5.625%		09/15/21	3,000	3,105,000
Activision Blizzard, Inc., Gtd. Notes, 144A	6.125%		09/15/23	2,900	3,023,250
Ancestry.com, Inc., Gtd. Notes	11.000%		12/15/20	1,750	2,030,000
Ancestry.com, Inc., Sr. Unsec’d. Notes, PIK, 144A	9.625%		10/15/18	4,675	4,838,625
Audatex North America, Inc., Gtd. Notes, 144A	6.000%		06/15/21(d)	9,450	9,898,875
Avaya, Inc., Sec’d. Notes, 144A	10.500%		03/01/21(d)	12,500	11,937,500
Avaya, Inc., Sr. Sec’d. Notes, 144A	7.000%		04/01/19	3,000	2,940,000
Blackboard, Inc., Sr. Unsec’d. Notes, 144A	7.750%		11/15/19	7,950	7,890,375
Brightstar Corp., Gtd. Notes, 144A (original cost $6,424,600; purchased 11/23/10-06/13/12)	9.500%		12/01/16(b)(c)	6,345	6,979,500
Brightstar Corp., Sr. Unsec’d. Notes, 144A (original cost $9,408,490; purchased 07/26/13-08/09/13)	7.250%		08/01/18(b)(c)	9,500	10,307,500
CDW LLC/CDW Finance Corp., Gtd. Notes	8.500%		04/01/19	16,452	18,179,460
CDW LLC/CDW Finance Corp., Gtd. Notes	12.535%		10/12/17	2,160	2,257,200
Ceridian Corp., Gtd. Notes	11.250%	(a)	11/15/15	17,425	17,555,688
Ceridian Corp., Gtd. Notes, PIK	12.250%		11/15/15(d)	524	527,930
Ceridian HCM Holding, Inc., Sr. Unsec’d. Notes, 144A	11.000%		03/15/21	1,950	2,247,375
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	6.625%		06/01/20	21,480	22,339,200
CommScope, Inc., Gtd. Notes, 144A (original cost $7,824,713; purchased 08/09/11-10/21/11)	8.250%		01/15/19(b)(c)(d)	7,911	8,672,434
Compiler Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	7.000%		05/01/21	3,780	3,751,650
CoreLogic, Inc., Gtd. Notes	7.250%		06/01/21	2,825	3,065,125
First Data Corp., Gtd. Notes	12.625%		01/15/21	3,967	4,656,266
First Data Corp., Gtd. Notes, 144A	10.625%		06/15/21	18,185	19,707,994
First Data Corp., Gtd. Notes, 144A	11.250%		01/15/21	5,450	6,015,438
First Data Corp., Gtd. Notes, 144A	11.750%		08/15/21(d)	13,675	14,427,125
First Data Corp., Gtd. Notes, 144A	11.750%		08/15/21	13,500	14,242,500
First Data Corp., Sr. Sec’d. Notes, 144A	6.750%		11/01/20	2,500	2,600,000
Freescale Semiconductor, Inc., Gtd. Notes	8.050%		02/01/20(d)	4,055	4,359,125
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000%		01/15/22(d)	6,180	6,257,250
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250%		12/15/17	7,659	7,716,443
Interactive Data Corp., Gtd. Notes	10.250%		08/01/18	7,520	8,278,768
Iron Mountain, Inc., Gtd. Notes	6.000%		08/15/23(d)	7,050	7,226,250
Lender Processing Services, Inc., Gtd. Notes	5.750%		04/15/23	5,800	6,003,000
NCR Escrow Corp., Sr. Unsec’d. Notes, 144A	5.875%		12/15/21(d)	3,200	3,260,000
Nortel Networks Ltd. (Canada), Gtd. Notes	10.125%	(a)	07/15/13(b)(e)	3,050	3,553,250
Nuance Communications, Inc., Gtd. Notes, 144A	5.375%		08/15/20(d)	10,350	10,117,125
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	5.750%		02/15/21	2,910	3,040,950
NXP BV/NXP Funding LLC (Netherlands), Sr. Unsec’d. Notes, 144A	5.750%		03/15/23	6,850	6,969,875
Seagate Technology HDD Holdings, Gtd. Notes	6.800%		10/01/16	264	298,320
Sensata Technologies BV, Gtd. Notes, 144A	4.875%		10/15/23	6,775	6,368,500
Sensata Technologies BV, Gtd. Notes, 144A	6.500%		05/15/19(d)	3,531	3,786,998
Sophia Holding Finance LP/Sophia Holding Finance, Inc., Gtd. Notes, PIK, 144A	9.625%		12/01/18(d)	1,265	1,302,950
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A	9.750%		01/15/19	8,915	9,873,363
SunGard Data Systems, Inc., Gtd. Notes	6.625%		11/01/19	3,075	3,228,750
SunGard Data Systems, Inc., Gtd. Notes	7.375%		11/15/18	500	529,375
Syniverse Holdings, Inc., Gtd. Notes	9.125%		01/15/19	4,830	5,276,775
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes	8.125%		06/15/18	750	791,250
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes	9.625%		06/15/18	13,050	14,028,750
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes	11.375%		06/15/18	6,946	7,571,140

					323,034,217

SEE NOTES TO FINANCIAL STATEMENTS.

A120

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

CORPORATE BONDS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Telecommunications — 5.7%
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	6.750%	11/15/20(d)	7,175	$7,453,031
Avanti Communications Group PLC (United Kingdom), Sr. Sec’d. Notes, 144A	10.000%	10/01/19	1,350	1,350,000
CenturyLink, Inc., Sr. Unsec’d. Notes	6.150%	09/15/19	3,031	3,197,705
CenturyLink, Inc., Sr. Unsec’d. Notes	6.875%	01/15/28	4,000	3,680,000
Crown Castle International Corp., Sr. Unsec’d. Notes	5.250%	01/15/23	5,150	5,047,000
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250%	09/30/20	6,100	6,321,125
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625%	01/31/20	6,315	7,569,974
Frontier Communications Corp., Sr. Unsec’d. Notes	7.125%	01/15/23	1,950	1,925,625
Frontier Communications Corp., Sr. Unsec’d. Notes	7.625%	04/15/24	1,075	1,072,313
Frontier Communications Corp., Sr. Unsec’d. Notes	8.250%	05/01/14	8	8,180
Frontier Communications Corp., Sr. Unsec’d. Notes	8.500%	04/15/20	250	280,000
Frontier Communications Corp., Sr. Unsec’d. Notes	8.750%	04/15/22	4,400	4,884,000
Frontier Communications Corp., Sr. Unsec’d. Notes	9.250%	07/01/21	1,850	2,132,125
Level 3 Financing, Inc., Gtd. Notes	7.000%	06/01/20(d)	3,625	3,842,500
Level 3 Financing, Inc., Gtd. Notes	8.125%	07/01/19	1,275	1,396,125
Level 3 Financing, Inc., Gtd. Notes	8.625%	07/15/20(d)	2,250	2,520,000
MetroPCS Wireless, Inc., Gtd. Notes, 144A	6.625%	04/01/23(d)	1,975	2,039,188
NII Capital Corp., Gtd. Notes	7.625%	04/01/21(d)	4,233	1,735,530
Northwestern Bell Telephone, Sr. Unsec’d. Notes	7.750%	05/01/30	750	777,752
Softbank Corp. (Japan), Gtd. Notes, 144A	4.500%	04/15/20(d)	6,835	6,664,125
Sprint Capital Corp., Gtd. Notes	6.875%	11/15/28	14,220	13,402,350
Sprint Capital Corp., Gtd. Notes	6.900%	05/01/19(d)	13,275	14,502,938
Sprint Communications, Inc., Gtd. Notes, 144A	9.000%	11/15/18	1,175	1,415,875
Sprint Communications, Inc., Sr. Unsec’d. Notes	9.125%	03/01/17	2,250	2,643,750
Sprint Corp., Gtd. Notes, 144A	7.125%	06/15/24	9,650	9,794,750
Sprint Nextel Corp., Gtd. Notes, 144A	7.000%	03/01/20(d)	4,225	4,710,875
Sprint Nextel Corp., Gtd. Notes, 144A	7.875%	09/15/23	6,305	6,777,875
Sprint Nextel Corp., Sr. Unsec’d. Notes	6.000%	11/15/22	1,325	1,291,875
Sprint Nextel Corp., Sr. Unsec’d. Notes	7.000%	08/15/20(d)	2,075	2,246,188
T-Mobile USA, Inc., Gtd. Notes	6.125%	01/15/22	3,150	3,205,125
T-Mobile USA, Inc., Gtd. Notes	6.633%	04/28/21	5,650	5,946,625
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	11.750%	07/15/17	12,510	13,307,513
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	7.250%	02/15/18(d)	4,400	4,631,000
Wind Acquisition Holdings Finance SA (Italy), Sr. Sec’d. Notes, PIK, 144A	12.250%	07/15/17	9,528	10,028,603
Windstream Corp., Gtd. Notes	6.375%	08/01/23(d)	6,675	6,241,125
Windstream Corp., Gtd. Notes	7.500%	06/01/22(d)	925	945,813
Windstream Corp., Gtd. Notes	7.500%	04/01/23(d)	5,085	5,110,425
Windstream Corp., Gtd. Notes	7.750%	10/15/20(d)	2,525	2,679,656

				172,778,659

Tobacco — 0.3%
Vector Group Ltd., Sr. Sec’d. Notes	7.750%	02/15/21	8,205	8,676,788

Transportation — 0.2%
Navios Maritime Holdings, Inc/Navios Maritime Finance II US, Inc., Sr. Sec’d. Notes, 144A	7.375%	01/15/22	5,850	5,879,250

TOTAL CORPORATE BONDS (cost $2,732,888,783)				2,822,640,755

			Shares
COMMON STOCKS
Cable
Adelphia Recovery Trust*(b)			500,000	500

Media
DEX Media, Inc.*(d)			36,485	247,368
Liberty Global PLC (United Kingdom) (Class A Stock)*			2,200	195,778

SEE NOTES TO FINANCIAL STATEMENTS.

A121

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Liberty Global PLC (United Kingdom) (Class C Stock)*	1,642	$138,453

		581,599

Pipelines & Other
SemGroup Corp. (Class A Stock)	3,493	227,848

Telecommunications
Netia SA (Poland)*	227,114	395,244

TOTAL COMMON STOCKS (cost $25,816,460)		1,205,191

PREFERRED STOCKS
Building Materials & Construction
New Millenium Homes LLC (original cost $0; purchased 09/25/00)*(b)(c)	3,000	282,000

Cable
Adelphia Communications Corp. Class A Stock*(b)	5,000	5

TOTAL PREFERRED STOCKS (cost $4,765)		282,005

	Units
WARRANTS*
Media & Entertainment
MediaNews Group, Inc., expiring 03/19/17 (original cost $0; purchased 06/30/11)(b)(c)	5,557	56

Pipelines & Other
Semgroup Corp., expiring 11/30/14	3,676	147,909

Telecommunications
Hawaiian Telcom Holdco, Inc., expiring 10/28/15	19,187	296,823

TOTAL WARRANTS (cost $320,316)		444,788

TOTAL LONG-TERM INVESTMENTS (cost $2,819,106,083)		2,887,348,643

	Shares
SHORT-TERM INVESTMENTS — 20.7%
AFFILIATED MONEY MARKET MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $5,013,509) (Note 4)(g)	528,053	4,916,175
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $621,133,360; includes $529,567,521 of cash collateral received for securities on loan)(Note 4)(g)(h)	621,133,360	621,133,360

TOTAL SHORT-TERM INVESTMENTS (cost $626,146,869)		626,049,535

TOTAL INVESTMENTS — 116.3% (cost $3,445,252,952)		3,513,398,178
LIABILITIES IN EXCESS OF OTHER ASSETS(i) — (16.3)%		(492,898,277)

NET ASSETS — 100.0%		$3,020,499,901

SEE NOTES TO FINANCIAL STATEMENTS.

A122

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ABS	Asset-Backed Security
ARM	Adjustable Rate Mortgage
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(b)	Indicates a security or securities that have been deemed illiquid.

(c)	Indicates a restricted security; the aggregate cost of such securities is $160,094,328. The aggregate value, $166,457,994, is approximately 5.5% of net assets.

(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $517,661,942; cash collateral of $529,567,521 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(e)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post maturity.

(f)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2013.

(g)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(h)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Credit default swap agreements outstanding at December 31, 2013:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#	Implied Credit Spread at December 31, 2013(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(1):
NRG Energy, Inc.	03/20/16	4.100%	3,150	1.790%	$230,662	$—	$230,662	Goldman Sachs & Co.

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(3)#	Fair Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY.18.V2	06/20/17	5.000%	4,950	$488,124	$(149,531)	$637,655	Barclays Capital Group
CDX.NA.HY.18.V2	06/20/17	5.000%	9,900	976,247	(679,937)	1,656,184	Goldman Sachs & Co.
CDX.NA.HY.18.V2	06/20/17	5.000%	12,870	1,269,122	(1,020,663)	2,289,785	Morgan Stanley
CDX.NA.HY.19.V1	12/20/17	5.000%	6,500	659,960	297,917	362,043	Bank of America
CDX.NA.HY.19.V1	12/20/17	5.000%	6,000	609,193	10,833	598,360	Barclays Capital Group
CDX.NA.HY.20.V1	06/20/18	5.000%	20,000	1,937,425	1,397,222	540,203	Barclays Capital Group

				$5,940,071	$(144,159)	$6,084,230

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreements, the Portfolio will either (i) pay to buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The fair value of credit default swap agreements on asset-backed securities and credit indices services as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represent a deterioration of the referenced entity’s credit soundness and greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$13,362,972	$—
Residential Mortgage-Backed Securities	—	899,252	—
Bank Loans	—	29,640,007	17,060,000
Collateralized Mortgage Obligations	—	1,813,673	—
Corporate Bonds	—	2,813,709,968	8,930,787
Common Stocks	809,447	395,244	500
Preferred Stocks	—	—	282,005
Warrants	296,823	147,909	56
Affiliated Money Market Mutual Funds	626,049,535	—	—
Other Financial Instruments*
Credit Default Swap Agreements	—	6,314,892	—

Total	$627,155,805	$2,866,283,917	$26,273,348

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Warrants
Balance as of 12/31/12	$17,933,125	$17,604,246	$500	$222,005	$56
Realized gain (loss)	—	(2,976)	114	—	—
Change in unrealized appreciation (depreciation)**	122,384	(496,253)	—	60,000	—
Purchases	4,207,500	2,172,500	—	—	—
Sales	(49,125)	(597,821)	(114)	—	—
Accrued discount/premium	46,116	(38,238)	—	—	—
Transfer into Level 3	—	—	—	—	—
Transfer out of Level 3	(5,200,000)	(9,710,671)	—	—	—

Balance as of 12/31/13	$17,060,000	$8,930,787	$500	$282,005	$56

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $(313,869) was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one bank loan and two corporate bonds transferred out of Level 3 as a result of no longer using a single broker quote.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Trustees, which contain unobservable inputs. Such methodologies include, but not limited to, using prices provided by a single broker/dealer, the cost of the investment and prices of any recent transactions or bids/offers for such securities or any comparable securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

Affiliated Money Market Mutual Funds (including 17.5% of collateral received for securities on loan)	20.7%
Technology	10.9
Energy – Other	8.8
Healthcare & Pharmaceutical	8.3
Capital Goods	6.9
Gaming	5.9
Telecommunications	5.7
Media & Entertainment	5.2
Electric	4.6
Foods	4.1
Cable	3.8
Chemicals	3.6
Building Materials & Construction	3.4
Automotive	3.3
Metals	3.3
Retailers	3.0
Packaging	2.6

Pipelines & Other	2.5%
Non-Captive Finance	2.4
Consumer	1.7
Aerospace & Defense	1.4
Real Estate Investment Trusts	1.4
Banking	0.7
Collateralized Loan Obligations	0.5
Lodging	0.5
Paper	0.3
Tobacco	0.3
Brokerage	0.2
Transportation	0.2
Collateralized Mortgage Obligations	0.1

116.3
Liabilities in excess of other assets	(16.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Premiums paid for swap agreements	$1,705,972	Premiums received for swap agreements	$1,850,131
Credit contracts	Unrealized appreciation on swap agreements	6,314,892	Unrealized depreciation on swap agreements	—
Equity contracts	Unaffiliated investments	444,788	—	—

Total		$8,465,652		$1,850,131

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Swaps
Credit contracts			$3,998,693

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Swaps	Warrants*	Total
Credit contracts	$2,952,236	$—	$2,952,236
Equity contracts	—	279,109	279,109

Total	$2,952,236	$279,109	$3,231,345

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average notional amount for credit default swaps as writer was $54,750,000.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$517,661,942	$—	$—	$517,661,942
Over-the-counter derivatives*	6,314,892	—	—	6,314,892

				523,976,834

Collateral Amounts Pledged/(Received):
Securities on loan				(517,661,942)
Over-the-counter derivatives				(4,268,983)

Net Amount				$2,045,909

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

HIGH YIELD BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $517,661,942:
Unaffiliated investments (cost $2,819,106,083)	$2,887,348,643
Affiliated investments (cost $626,146,869)	626,049,535
Cash	1,923,117
Foreign currency, at value (cost $27,296)	29,272
Dividends and interest receivable	52,435,647
Unrealized appreciation on swap agreements	6,314,892
Receivable for investments sold	2,081,344
Premium paid for swap agreements	1,705,972
Receivable for Series shares sold	36,835
Prepaid expenses	28,259

Total Assets	3,577,953,516

LIABILITIES
Collateral for securities on loan	529,567,521
Payable for investments purchased	24,246,099
Premium received for swap agreements	1,850,131
Management fee payable	1,390,245
Payable for Series shares repurchased	200,600
Accrued expenses and other liabilities	195,359
Deferred trustees’ fees	2,734
Affiliated transfer agent fee payable	926

Total Liabilities	557,453,615

NET ASSETS	$3,020,499,901

Net assets were comprised of:
Paid-in capital	$3,158,380,133
Retained earnings	(137,880,232)

Net assets, December 31, 2013	$3,020,499,901

Net asset value and redemption price per share, $3,020,499,901 / 571,161,792 outstanding shares of beneficial interest	$5.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest income	$198,303,479
Affiliated income from securities loaned, net	1,059,179
Affiliated dividend income	188,490
Unaffiliated dividend income	71,128

199,622,276

EXPENSES
Management fee	15,871,112
Custodian’s fees and expenses	348,000
Shareholders’ reports	155,000
Trustees’ fees	38,000
Audit fee	37,000
Insurance expenses	33,000
Legal fees and expenses	17,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	18,302

Total expenses	16,534,414

NET INVESTMENT INCOME	183,087,862

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	49,329,530
Swap agreement transactions	3,998,693

53,328,223

Net change in unrealized appreciation (depreciation) on: Investments (including affiliated: $41,716)	(39,441,787)
Swap agreements	2,952,236
Foreign currencies	1,976

(36,487,575)

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	16,840,648

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$199,928,510

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$183,087,862	$176,188,047
Net realized gain on investments, swaps and foreign currencies	53,328,223	38,714,992
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	(36,487,575)	123,873,570

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	199,928,510	338,776,609

DISTRIBUTIONS	(184,894,260)	(179,249,371)

SERIES SHARE TRANSACTIONS:
Series shares sold [19,157,710 and 85,281,012 shares, respectively]	102,403,661	436,199,039
Series shares issued in reinvestment of distributions [35,311,797 and 34,933,095 shares, respectively]	184,894,260	179,249,371
Series shares repurchased [23,256,125 and 17,785,446 shares, respectively]	(123,671,701)	(91,535,916)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	163,626,220	523,912,494

TOTAL INCREASE IN NET ASSETS	178,660,470	683,439,732
NET ASSETS:
Beginning of year	2,841,839,431	2,158,399,699

End of year	$3,020,499,901	$2,841,839,431

SEE NOTES TO FINANCIAL STATEMENTS.

A127

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 6.2%
Boeing Co. (The)	250,748	$34,224,595
Precision Castparts Corp.	117,396	31,614,743
Rolls-Royce Holdings PLC (United Kingdom)	374,107	7,912,920
United Technologies Corp.	215,384	24,510,699

		98,262,957

Automobiles — 0.8%
Tesla Motors, Inc.*(a)	83,235	12,516,879

Beverages — 0.9%
Diageo PLC (United Kingdom)	452,468	14,994,221

Biotechnology — 8.4%
Alexion Pharmaceuticals, Inc.*	185,515	24,684,626
Biogen Idec, Inc.*	138,769	38,820,628
Celgene Corp.*	140,738	23,779,092
Gilead Sciences, Inc.*	368,847	27,718,852
Vertex Pharmaceuticals, Inc.*	252,667	18,773,158

		133,776,356

Capital Markets — 2.2%
Goldman Sachs Group, Inc. (The)	137,510	24,375,023
Morgan Stanley	353,980	11,100,813

		35,475,836

Chemicals — 2.3%
Monsanto Co.	311,355	36,288,425

Computers & Peripherals — 3.8%
Apple, Inc.	107,533	60,337,842

Energy Equipment & Services — 1.4%
FMC Technologies, Inc.*	165,841	8,658,559
Schlumberger Ltd.	155,820	14,040,940

		22,699,499

Food & Staples Retailing — 3.3%
Costco Wholesale Corp.	230,811	27,468,817
Sprouts Farmers Market, Inc.*(a)	88,873	3,415,389
Whole Foods Market, Inc.	370,765	21,441,340

		52,325,546

Food Products — 2.1%
Mead Johnson Nutrition Co.	125,978	10,551,917
Mondelez International, Inc. (Class A Stock)	645,588	22,789,256

		33,341,173

Health Care Equipment & Supplies — 1.4%
Abbott Laboratories	581,829	22,301,506

Health Care Providers & Services — 1.0%
Express Scripts Holding Co.*	228,339	16,038,531

Hotels, Restaurants & Leisure — 3.3%
Chipotle Mexican Grill, Inc.*(a)	30,458	16,227,413
Dunkin’ Brands Group, Inc.	347,475	16,748,295
Starbucks Corp.	256,724	20,124,594

		53,100,302

Internet & Catalog Retail — 8.0%
Amazon.com, Inc.*	147,407	58,784,438
Netflix, Inc.*	46,883	17,260,914
priceline.com, Inc.*	37,944	44,106,106

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet & Catalog Retail (continued)
TripAdvisor, Inc.*(a)	93,826	$7,771,608

		127,923,066

Internet Software & Services — 9.5%
eBay, Inc.*	250,686	13,760,155
Facebook, Inc. (Class A Stock)*	572,129	31,272,571
Google, Inc. (Class A Stock)*	62,113	69,610,660
LinkedIn Corp. (Class A Stock)*	125,077	27,120,446
Twitter, Inc.*(a)	139,364	8,870,519

		150,634,351

IT Services — 6.8%
MasterCard, Inc. (Class A Stock)	83,971	70,154,412
Visa, Inc. (Class A Stock)	173,108	38,547,689

		108,702,101

Life Sciences Tools & Services — 1.5%
Illumina, Inc.*(a)	210,500	23,285,510

Media — 3.7%
Discovery Communications, Inc. (Class A Stock)*(a)	225,992	20,434,197
Twenty-First Century Fox, Inc. (Class A Stock)	268,667	9,451,705
Walt Disney Co. (The)(a)	390,761	29,854,140

		59,740,042

Oil, Gas & Consumable Fuels — 2.4%
Concho Resources, Inc.*	183,269	19,793,052
EOG Resources, Inc.	107,317	18,012,085

		37,805,137

Personal Products — 1.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	294,179	22,157,562

Pharmaceuticals — 6.9%
Allergan, Inc.	239,506	26,604,326
Bristol-Myers Squibb Co.	603,220	32,061,143
Merck & Co., Inc.	186,294	9,324,015
Novo Nordisk A/S (Denmark), ADR	133,509	24,667,123
Perrigo Co. PLC(a)	108,246	16,611,431

		109,268,038

Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.	165,437	13,205,181

Road & Rail — 2.2%
Canadian Pacific Railway Ltd. (Canada)	120,470	18,229,520
Union Pacific Corp.	105,294	17,689,392

		35,918,912

Semiconductors & Semiconductor Equipment — 0.9%
ARM Holdings PLC (United Kingdom), ADR	266,422	14,583,940

Software — 7.3%
Adobe Systems, Inc.*	261,163	15,638,440
FireEye, Inc.*(a)	76,741	3,346,675
Red Hat, Inc.*	360,338	20,193,342
Salesforce.com, Inc.*(a)	478,740	26,421,661
Splunk, Inc.*(a)	228,665	15,702,426

SEE NOTES TO FINANCIAL STATEMENTS.

A128

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Tableau Software, Inc. (Class A Stock)*	46,233	$3,186,841
VMware, Inc. (Class A Stock)*(a)	219,014	19,647,746
Workday, Inc. (Class A Stock)*(a)	142,521	11,852,046

		115,989,177

Specialty Retail — 4.2%
Inditex SA (Spain)	184,354	30,439,019
O’Reilly Automotive, Inc.*(a)	32,766	4,217,312
TJX Cos., Inc. (The)	495,163	31,556,738

		66,213,069

Textiles, Apparel & Luxury Goods — 6.5%
Luxottica Group SpA (Italy)	289,330	15,505,659
Michael Kors Holdings Ltd. (Hong Kong)*(a)	186,348	15,129,594
NIKE, Inc. (Class B Stock)	386,701	30,410,167
Ralph Lauren Corp.	69,277	12,232,240
Swatch Group AG (The) (Switzerland)	24,173	16,021,956
Under Armour, Inc. (Class A Stock)*(a)	164,308	14,344,088

		103,643,704

TOTAL LONG-TERM INVESTMENTS (cost $861,958,838)		1,580,528,863

SHORT-TERM INVESTMENT — 9.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $150,831,739; includes $144,133,527 of cash collateral for securities on loan) (Note 4)(b)(c)	150,831,739	150,831,739

TOTAL INVESTMENTS — 108.7% (cost $1,012,790,577)		1,731,360,602
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.7)%		(139,170,741)

NET ASSETS — 100.0%		$1,592,189,861

The following abbreviation is used in the portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $141,841,769; cash collateral of $144,133,527 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,495,655,088	$84,873,775	$—
Affiliated Money Market Mutual Fund	150,831,739	—	—

Total	$1,646,486,827	$84,873,775	$—

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

Affiliated Money Market Mutual Fund (including 9.1% of collateral received for securities on loan)	9.5%
Internet Software & Services	9.5
Biotechnology	8.4
Internet & Catalog Retail	8.0
Software	7.3
Pharmaceuticals	6.9
IT Services	6.8
Textiles, Apparel & Luxury Goods	6.5
Aerospace & Defense	6.2
Specialty Retail	4.2
Computers & Peripherals	3.8
Media	3.7
Hotels, Restaurants & Leisure	3.3
Food & Staples Retailing	3.3
Oil, Gas & Consumable Fuels	2.4
Chemicals	2.3
Road & Rail	2.2
Capital Markets	2.2
Food Products	2.1
Life Sciences Tools & Services	1.5
Energy Equipment & Services	1.4
Health Care Equipment & Supplies	1.4
Personal Products	1.4
Health Care Providers & Services	1.0
Beverages	0.9
Semiconductors & Semiconductor Equipment	0.9
Real Estate Investment Trusts (REITs)	0.8
Automobiles	0.8

108.7
Liabilities in excess of other assets	(8.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A129

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$141,841,769	$—	$—	$141,841,769
Collateral Amounts Pledged/(Received):
Securities on loan				(141,841,769)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A130

JENNISON PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $141,841,769:
Unaffiliated investments (cost $861,958,838)	$1,580,528,863
Affiliated investments (cost $150,831,739)	150,831,739
Cash	338,549
Receivable for investments sold	12,734,383
Dividends and interest receivable	1,097,084
Tax reclaim receivable	167,961
Receivable for Series shares sold	38,609
Prepaid expenses	12,360

Total Assets	1,745,749,548

LIABILITIES
Collateral for securities on loan	144,133,527
Payable for investments purchased	8,021,399
Management fee payable	791,524
Payable for Series shares reacquired	455,033
Accrued expenses and other liabilities	143,072
Distribution fee payable	8,324
Administration fee payable	5,083
Deferred trustees’ fees	799
Affiliated transfer agent fee payable	926

Total Liabilities	153,559,687

NET ASSETS	$1,592,189,861

Net assets were comprised of:
Paid-in capital	$1,318,837,902
Retained earnings	273,351,959

Net assets, December 31, 2013	$1,592,189,861

Class I:
Net asset value and redemption price per share, $1,551,875,899 / 41,778,253 outstanding shares of beneficial interest	$37.15

Class II:
Net asset value and redemption price per share, $40,313,962 / 1,109,666 outstanding shares of beneficial interest	$36.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Dividend income (net of foreign withholding taxes of $204,110)	$11,112,767
Affiliated income from securities loaned, net	165,480
Affiliated dividend income	7,835

11,286,082

EXPENSES
Management fee	8,304,303
Distribution fee—Class II	89,342
Administration fee—Class II	53,605
Custodian’s fees and expenses	181,000
Shareholders’ reports	147,000
Trustees’ fees	23,000
Audit fee	20,000
Insurance expenses	16,000
Legal fees and expenses	12,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 8)	2,390
Miscellaneous	18,885

Total expenses	8,883,525

NET INVESTMENT INCOME	2,402,557

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	132,828,652
Foreign currency transactions	(21,197)

132,807,455

Net change in unrealized appreciation (depreciation) on:
Investments	313,905,778
Foreign currencies	5,073

313,910,851

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	446,718,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$449,120,863

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,402,557	$5,174,366
Net realized gain on investments and foreign currencies	132,807,455	102,722,741
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	313,910,851	76,847,446

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	449,120,863	184,744,553

DISTRIBUTIONS:
Class I	—	(1,936,533)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	24,077,738	39,290,312
Series shares issued in reinvestment of distributions	—	1,936,533
Series shares repurchased	(127,868,729)	(135,434,311)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(103,790,991)	(94,207,466)

TOTAL INCREASE IN NET ASSETS	345,329,872	88,600,554
NET ASSETS:
Beginning of year	1,246,859,989	1,158,259,435

End of year	$1,592,189,861	$1,246,859,989

SEE NOTES TO FINANCIAL STATEMENTS.

A131

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

CERTIFICATES OF DEPOSIT — 13.0%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Bank of Montreal	0.243%	(a)	06/18/14	7,000	$7,000,000
Bank of Nova Scotia	0.190%		04/01/14	3,000	3,000,000
Bank of Nova Scotia	0.190%		04/14/14	2,000	2,000,000
Bank of Nova Scotia	0.244%	(a)	06/19/14	5,000	5,000,000
Bank Of Nova Scotia Houston	0.597%	(a)	09/30/14	3,000	3,007,831
Bank of Nova Scotia Houston	0.788%	(a)	01/27/14	4,000	4,001,458
Bank of Tokyo-Mitsubishi UFJ Ltd.	0.120%		01/07/14	10,000	10,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.	0.210%		01/10/14	7,000	7,000,000
Citibank NA	0.219%	(a)	06/05/14	7,000	7,000,000
Deutsche Bank AG	0.230%		02/28/14	2,000	2,000,000
DNB Bank ASA	0.255%		01/24/14	4,000	3,999,987
JPMorgan Chase Bank NA	0.289%	(a)	07/31/14	4,500	4,500,000
JPMorgan Chase Bank NA	0.330%		02/18/14	3,000	3,000,000
National Australia Bank Ltd.	1.494%	(a)	01/17/14	5,000	5,002,871
Norinchukin Bank (New York Branch)	0.190%		01/22/14	5,000	5,000,000
Rabobank Nederland	0.323%	(a)	01/06/14	3,000	3,000,069
Royal Bank of Canada	0.264%	(a)	10/17/14	5,000	5,000,000
Royal Bank of Canada	0.300%	(a)	03/26/14	4,000	4,000,000
Royal Bank of Canada	0.310%	(a)	01/25/14	1,000	1,000,000
Societe Generale SA	0.210%		01/31/14	5,000	5,000,000
Sumitomo Mitsui Banking Corp. (New York Branch)	0.230%		01/13/14	7,000	7,000,000
Toronto Dominion Bank	0.235%	(a)	07/26/14	4,000	4,000,000
Wells Fargo Bank NA	0.210%		03/27/14	4,000	4,000,000
Wells Fargo Bank NA	0.217%	(a)	08/20/14	3,000	3,000,000
Wells Fargo Bank NA	0.221%	(a)	07/11/14	2,000	2,000,000
Wells Fargo Bank NA	0.238%	(a)	12/09/14	3,000	3,000,000

					112,512,216

COMMERCIAL PAPER — 17.9%
ABN AMRO Funding USA LLC, 144A	0.241%	(b)	01/07/14	4,070	4,069,837
ABN AMRO Funding USA LLC, 144A	0.280%	(b)	01/06/14	3,000	2,999,883
BHP Billiton Finance USA Ltd., 144A	0.150%	(b)	01/23/14	5,000	4,999,542
Caisse Centrale Desjardins du Quebec, 144A	0.258%	(a)	10/23/14	9,000	9,000,000
CPPIB Capital, Inc., 144A	0.125%	(b)	01/10/14	1,750	1,749,945
CPPIB Capital, Inc., 144A	0.180%	(b)	01/16/14	5,000	4,999,625
DNB Bank ASA, 144A	0.190%	(b)	01/15/14	2,000	1,999,852
DNB Bank ASA, 144A	0.248%	(a)	11/07/14	3,000	3,000,000
DNB Bank ASA, 144A	0.249%	(a)	06/11/14	3,000	3,000,000
DNB Bank ASA, 144A	0.251%	(a)	09/10/14	5,000	5,000,000
DNB Bank ASA, 144A	0.321%	(a)	01/22/14	2,000	2,000,000
Electricite de France, 144A	0.140%	(b)	01/13/14	4,000	3,999,813
Electricite de France, 144A	0.200%	(b)	01/10/14	1,000	999,950
GDF Suez, 144A	0.210%	(b)	02/03/14	3,500	3,499,326
General Electric Capital Corp.	0.200%	(b)	06/09/14	5,000	4,995,583
General Electric Capital Corp.	0.240%	(b)	01/28/14	2,000	1,999,640
HSBC Bank PLC, 144A	0.319%	(a)	01/31/14	6,000	6,000,000
ING (U.S.) Funding LLC	0.220%	(b)	02/24/14	4,000	3,998,680
ING (U.S.) Funding LLC	0.220%	(b)	03/06/14	2,200	2,199,140
International Bank for Reconstruction & Development	0.090%	(b)	01/30/14	7,000	6,999,493
International Bank for Reconstruction & Development	0.100%	(b)	01/16/14	9,000	8,999,625
International Bank for Reconstruction & Development	0.100%	(b)	02/05/14	5,500	5,499,465
International Finance Corp.	0.110%	(b)	02/19/14	4,000	3,999,401
JPMorgan Chase & Co., 144A	0.300%	(b)	04/21/14	2,000	1,998,167
JPMorgan Chase & Co., 144A	0.365%	(a)	11/18/14	4,000	4,000,000
JPMorgan Chase & Co., 144A	0.367%	(a)	12/16/14	4,000	4,000,000
Monsanto Co., 144A	0.270%	(b)	01/17/14	7,000	6,999,160
Nordea Bank AB, 144A	0.245%	(b)	01/24/14	4,000	3,999,374
Nordea Bank AB, 144A	0.250%	(b)	02/18/14	1,000	999,667

SEE NOTES TO FINANCIAL STATEMENTS.

A132

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMERCIAL PAPER (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Philip Morris International, Inc., 144A	0.150%	(b)	01/13/14	3,000	$2,999,850
PNC Bank NA	0.240%		02/10/14	4,000	4,000,000
PNC Bank NA	0.300%	(b)	08/25/14	7,000	6,986,233
PSP Capital, Inc., 144A	0.130%	(b)	01/06/14	3,000	2,999,946
Quebec (Province of), 144A	0.150%	(b)	01/06/14	4,000	3,999,917
Skandinaviska Enskilda Banken AB, 144A	0.210%	(b)	01/03/14	5,000	4,999,942
Societe Generale North America, Inc.	0.245%	(b)	01/31/14	2,000	1,999,592
State Street Corp.	0.160%	(b)	02/25/14	4,000	3,999,022
Toronto Dominion Holdings USA, Inc., 144A	0.250%	(b)	02/18/14	3,000	2,999,000
Toyota Motor Credit Corp.	0.150%	(b)	02/12/14	2,000	1,999,650

					154,988,320

OTHER CORPORATE OBLIGATIONS — 11.8%
ABN AMRO Bank NV, Sr. Unsec’d. Notes, 144A	3.000%		01/31/14	4,065	4,073,809
BNP Paribas SA, Sr. Unsec’d. Notes	1.144%	(a)	01/10/14	6,177	6,178,447
Credit Suisse Group (New York Branch), Sr. Unsec’d. Notes	1.204%	(a)	01/14/14	5,000	5,001,811
General Electric Capital Corp., Sr. Unsec’d. Notes	0.503%	(a)	09/15/14	7,635	7,649,527
General Electric Capital Corp., Sr. Unsec’d. Notes	1.093%	(a)	01/07/14	5,000	5,000,708
HSBC Bank PLC, Sr. Unsec’d. Notes, 144A	1.044%	(a)	01/17/14	6,300	6,301,966
HSBC Bank PLC, Sr. Unsec’d. Notes, 144A	2.000%		01/19/14	1,000	1,000,778
MetLife Institutional Funding II, Sec’d. Notes, 144A	0.314%	(a)	01/10/14	2,000	2,000,000
Metropolitan Life Global Funding I, Inc., Sec’d. Notes, 144A	0.994%	(a)	01/10/14	5,931	5,931,989
Metropolitan Life Global Funding I, Inc., Sec’d. Notes, 144A	5.125%		06/10/14	500	510,340
Mizuho Bank Ltd. (New York Branch)	0.220%		01/17/14	3,000	3,000,053
National Australia Bank Ltd., Sr. Unsec’d. Notes, 144A	1.188%	(a)	07/25/14	3,500	3,518,749
Principal Life Global Funding II, Sr. Sec’d. Notes, 144A	0.404%	(a)	09/19/14	7,175	7,182,899
Principal Life Global Funding II, Sr. Sec’d. Notes, 144A	0.868%	(a)	07/09/14	3,200	3,210,618
Rabobank Nederland, Bank Gtd. Notes	1.850%		01/10/14	5,000	5,002,047
Royal Bank of Canada, Sr. Unsec’d. Notes, MTN	0.473%	(a)	01/06/15	3,000	3,006,919
Royal Bank of Canada, Sr. Unsec’d. Notes, MTN	0.544%	(a)	04/17/14	2,000	2,001,750
Toronto Dominion Bank, Sr. Unsec’d. Notes	0.544%	(a)	07/14/14	5,960	5,970,183
Total Capital Canada Ltd., Sr. Unsec’d. Notes	0.624%	(a)	01/17/14	3,000	3,000,549
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	0.243%	(a)	10/08/14	4,000	4,000,000
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	0.253%	(a)	04/07/14	8,000	8,000,000
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	5.403%	(a)	06/01/14	4,000	4,085,345
Westpac Banking Corp., Sr. Unsec’d. Notes, 144A	0.977%	(a)	03/31/14	7,000	7,013,441

					102,641,928

TIME DEPOSITS — 4.8%
Australia & New Zealand Banking Group Ltd.	0.250%		01/03/14	5,000	5,000,000
Australia & New Zealand Banking Group Ltd.(d)	0.250%		01/15/14	11,000	11,000,000
U.S. Bank NA	0.150%		01/02/14	8,000	8,000,000
U.S. Bank NA	0.150%		01/02/14	18,055	18,055,000

					42,055,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 35.3%
Federal Home Loan Bank	0.040%	(b)	01/27/14	2,000	1,999,942
Federal Home Loan Bank	0.044%	(b)	01/03/14	11,000	10,999,973
Federal Home Loan Bank	0.050%	(b)	01/06/14	8,000	7,999,944
Federal Home Loan Bank	0.058%	(a)	01/27/14	3,000	2,999,873
Federal Home Loan Bank	0.060%	(b)	01/08/14-02/21/14	31,000	30,998,644
Federal Home Loan Bank	0.063%	(b)	01/02/14	20,000	19,999,965
Federal Home Loan Bank	0.072%	(b)	03/26/14	9,000	8,998,488
Federal Home Loan Bank	0.075%	(b)	01/29/14	15,000	14,999,122
Federal Home Loan Bank	0.076%	(b)	02/07/14	26,000	25,997,963
Federal Home Loan Bank	0.080%	(b)	02/03/14	5,000	4,999,633
Federal Home Loan Bank	0.082%	(a)	08/15/14	10,000	9,996,845
Federal Home Loan Bank	0.084%	(a)	01/17/14	12,000	11,999,950
Federal Home Loan Bank	0.090%		01/30/14	5,000	4,999,914

SEE NOTES TO FINANCIAL STATEMENTS.

A133

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Bank	0.090%	(a)	06/18/14	5,000	$5,000,000
Federal Home Loan Bank	0.105%	(b)	03/19/14	6,000	5,998,653
Federal Home Loan Bank	0.107%	(a)	02/28/14	7,000	6,999,691
Federal Home Loan Bank	0.108%	(a)	05/09/14	7,000	6,999,950
Federal Home Loan Bank	0.109%	(a)	06/12/14-08/12/14	12,000	11,999,537
Federal Home Loan Bank	0.110%	(b)	03/21/14	8,000	7,998,069
Federal Home Loan Bank	0.111%	(a)	08/19/14	2,000	2,000,000
Federal Home Loan Bank	0.112%	(a)	08/20/14	7,000	7,000,000
Federal Home Loan Bank	0.113%	(a)	12/08/14	8,000	7,999,808
Federal Home Loan Bank	0.115%	(a)	12/18/14-03/26/15	10,000	9,999,506
Federal Home Loan Bank	0.117%	(a)	12/19/14	5,000	4,999,510
Federal Home Loan Bank	0.118%	(a)	04/04/14-07/10/14	9,000	8,999,831
Federal Home Loan Bank	0.129%	(a)	12/09/14	6,000	6,000,000
Federal Home Loan Bank	0.142%	(a)	11/18/14	6,000	5,999,735
Federal Home Loan Bank	0.250%		02/14/14	8,000	8,001,799
Federal Home Loan Bank	1.530%	(b)	02/12/14	8,000	7,999,286
Federal Home Loan Mortgage Corp.	0.110%	(b)	01/21/14	15,000	14,999,083
Federal Home Loan Mortgage Corp.	2.500%		01/07/14	13,000	13,004,577
Federal National Mortgage Association	0.147%	(a)	06/20/14	2,500	2,500,423
Federal National Mortgage Association	1.250%		02/27/14	4,066	4,073,318

					305,563,032

U.S. TREASURY OBLIGATIONS — 13.4%
U.S. Treasury Bills	0.045%	(b)	01/30/14	20,000	19,999,275
U.S. Treasury Bills	0.050%	(b)	02/06/14	9,000	8,999,550
U.S. Treasury Bills	0.070%	(b)	02/13/14	6,000	5,999,498
U.S. Treasury Bills	0.083%	(b)	02/20/14	7,000	6,999,198
U.S. Treasury Notes	0.250%		02/28/14-03/31/14	31,000	31,010,022
U.S. Treasury Notes	1.250%		02/15/14-03/15/14	20,000	20,038,214
U.S. Treasury Notes	1.750%		01/31/14-03/31/14	19,000	19,031,644
U.S. Treasury Notes	1.875%		04/30/14	4,000	4,023,343

					116,100,744

REPURCHASE AGREEMENTS(c) — 4.2%
Morgan Stanley & Co., Inc. 0.04%, dated 12/30/13, due 01/06/14 in the amount of $9,000,070				9,000	9,000,000
Morgan Stanley & Co., Inc. 0.04%, dated 12/31/13, due 01/02/14 in the amount of $27,000,060				27,000	27,000,000

					36,000,000

TOTAL INVESTMENTS — 100.4% (amortized cost $869,861,240)					869,861,240
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%					(3,818,307)

NET ASSETS — 100.0%					$866,042,933

SEE NOTES TO FINANCIAL STATEMENTS.

A134

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FHLMC	Federal Home Loan Mortgage Corp.
MTN	Medium Term Note

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2013.

(b)	Rate quoted represents yield-to-maturity as of purchase date.

(c)	Repurchase agreements are collateralized by FHLMC (coupon rates 3.000%-4.000%, maturity dates 06/01/32-05/01/43), with the aggregate value, including accrued interest of $36,720,000.

(d)	Indicates a security or securities that have been deemed illiquid.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$112,512,216	$—
Commercial Paper	—	154,988,320	—
Other Corporate Obligations	—	102,641,928	—
Time Deposits	—	42,055,000	—
U.S. Government Agency Obligations	—	305,563,032	—
U.S. Treasury Obligations	—	116,100,744	—
Repurchase Agreements	—	36,000,000	—

Total	$—	$869,861,240	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

U.S. Government Agency Obligations	35.3%
Commercial Paper	17.9
U.S. Treasury Obligations	13.4
Certificates of Deposit	13.0
Other Corporate Obligations	11.8

Time Deposits	4.8%
Repurchase Agreements	4.2

100.4
Liabilities in excess of other assets	(0.4)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Repurchase Agreements	$36,000,000	$—	$—	$36,000,000
Collateral Amounts Pledged/(Received):
Repurchase Agreements				(36,000,000)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A135

MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at amortized cost which approximates fair value	$869,861,240
Cash	29,663
Interest receivable	858,905
Receivable for Series shares sold	155,522
Prepaid expenses	8,341

Total Assets	870,913,671

LIABILITIES
Payable for investments purchased	3,999,895
Payable for Series shares repurchased	625,228
Accrued expenses and other liabilities	137,613
Management fee payable	107,076
Affiliated transfer agent fee payable	926

Total Liabilities	4,870,738

NET ASSETS	$866,042,933

Net assets were comprised of:
Paid-in capital	$866,042,933

Net assets, December 31, 2013	$866,042,933

Net asset value and redemption price per share, $866,042,933 / 86,601,311 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Interest	$1,495,566

EXPENSES
Management fee	3,530,860
Custodian’s fees and expenses	134,000
Shareholders’ reports	117,000
Audit fee	20,000
Trustees’ fees	19,000
Insurance expenses	12,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Legal fees and expenses	10,000
Miscellaneous	12,720

Total expenses	3,867,580
Less: Management fee waiver (Note 3)	(2,372,014)

Net expenses	1,495,566

NET INVESTMENT INCOME	—

NET REALIZED GAIN ON INVESTMENT TRANSACTIONS	14,454

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,454

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$—	$99,241
Net realized gain on investments transactions	14,454	22,568

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	14,454	121,809

DISTRIBUTIONS	(14,454)	(121,809)

SERIES SHARE TRANSACTIONS:
Series shares sold [15,412,796 and 17,733,417 shares, respectively]	154,127,954	177,334,172
Series shares issued in reinvestment of distributions [1,445 and 12,187 shares, respectively]	14,454	121,809
Series shares repurchased [19,157,649 and 28,997,164 shares, respectively]	(191,576,491)	(289,971,640)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(37,434,083)	(112,515,659)

TOTAL DECREASE IN NET ASSETS	(37,434,083)	(112,515,659)
NET ASSETS:
Beginning of year	903,477,016	1,015,992,675

End of year	$866,042,933	$903,477,016

SEE NOTES TO FINANCIAL STATEMENTS.

A136

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 96.6%
COMMON STOCKS — 96.0%	Shares	Value (Note 2)
Aluminum — 1.2%
Alcoa, Inc.(a)	9,977	$106,056
Constellium NV (Netherlands) (Class A Stock)*	416,551	9,693,142

		9,799,198

Coal & Consumable Fuels — 2.8%
CONSOL Energy, Inc.	372,824	14,182,225
Glencore Xstrata PLC (Switzerland)	1,856,320	9,657,661

		23,839,886

Construction Materials — 0.4%
Holcim Ltd. (Switzerland)	258	19,289
PT Semen Indonesia Persero Tbk (Indonesia)	2,970,259	3,463,633
Taiheiyo Cement Corp. (Japan)	15,246	58,632

		3,541,554

Diversified Metals & Mining — 5.7%
African Rainbow Minerals Ltd. (South Africa)	288,544	5,210,452
BHP Billiton Ltd. (Australia) ADR	129,703	8,845,745
First Quantum Minerals Ltd. (Canada)	497,906	8,971,448
Freeport-McMoRan Copper & Gold, Inc.	181,422	6,846,866
Ivanhoe Mines Ltd. (Canada)*	384,942	677,657
Ivanhoe Mines Ltd. (Canada) (Class A Stock), 144A*(b)	433,900	763,844
Northern Dynasty Minerals Ltd. (Canada)*(a)	399,636	511,534
Rio Tinto PLC (United Kingdom) ADR(a)	236,628	13,352,918
Southern Copper Corp.	113,956	3,271,677

		48,452,141

Gold — 2.9%
Agnico Eagle Mines Ltd. (Canada)	1,184	31,234
Alamos Gold, Inc. (Canada)	476,363	5,771,515
Algold Resources Ltd. (Canada), Private Placement (original cost $2,350,592; purchased 12/13/06), 144A*(b)(c)	29,193	3,298
Axmin, Inc. (Canada)*	155,620	5,860
B2Gold Corp. (Canada)*(a)	1,567,184	3,216,250
Eldorado Gold Corp. (Canada)	959,572	5,447,135
Goldcorp, Inc. (Canada)	1,738	37,662
Kinross Gold Corp. (Canada)	617,587	2,705,031
Newmont Mining Corp.	2,307	53,130
Randgold Resources Ltd. (United Kingdom) ADR	109,848	6,899,553

		24,170,668

Integrated Oil & Gas — 5.0%
Hess Corp.	106,777	8,862,491
Occidental Petroleum Corp.	132,823	12,631,467
Royal Dutch Shell PLC (Netherlands) ADR	851	60,651
Suncor Energy, Inc. (Canada)	586,437	20,554,617

		42,109,226

COMMON STOCKS	Shares	Value (Note 2)
Oil & Gas Drilling — 4.7%
Ensco PLC (United Kingdom) (Class A Stock)	124,293	$7,107,074
Helmerich & Payne, Inc.	146,567	12,323,353
Noble Corp. PLC (United Kingdom)	1,023	38,332
Patterson-UTI Energy, Inc.	344,909	8,733,096
Rowan Cos. PLC (Class A Stock)*	337,018	11,916,956

		40,118,811

Oil & Gas Equipment & Services — 20.8%
Baker Hughes, Inc.	1,704	94,163
Cameron International Corp.*	414,141	24,653,814
Core Laboratories NV(a)	66,190	12,638,981
Dresser-Rand Group, Inc.*	144,269	8,602,760
Dril-Quip, Inc.*	268,921	29,562,486
FMC Technologies, Inc.*	212,116	11,074,576
Halliburton Co.	557,668	28,301,651
National Oilwell Varco, Inc.	264,874	21,065,429
Oceaneering International, Inc.	899	70,913
Schlumberger Ltd.	346,943	31,263,034
Superior Energy Services, Inc.*	312,553	8,317,035
Technip SA (France)	681	65,554
Tenaris SA (Luxembourg) ADR	919	40,151
Weatherford International Ltd. (Switzerland)*	5,482	84,916

		175,835,463

Oil & Gas Exploration & Production — 43.6%
Africa Oil Corp. (Canada)*(a)	381,409	3,314,102
Africa Oil Corp., Reg. D (Canada)*(b)	42,762	371,563
Anadarko Petroleum Corp.	292,302	23,185,395
Antero Resources Corp.*	76,588	4,858,743
Apache Corp.	958	82,331
Athlon Energy, Inc.*	45,219	1,367,875
Bankers Petroleum Ltd. (Canada)*	1,222,140	5,027,773
Bonanza Creek Energy, Inc.*	209,002	9,085,317
Cabot Oil & Gas Corp.	2,125	82,365
Canadian Natural Resources Ltd. (Canada)	180,003	6,091,302
Chesapeake Energy Corp.(a)	3,179	86,278
Cimarex Energy Co.	140,077	14,695,478
Cobalt International Energy, Inc.*	225,864	3,715,463
Concho Resources, Inc.*	237,966	25,700,328
Continental Resources, Inc.*(a)	853	95,980
Denbury Resources, Inc.*	867,610	14,254,832
Devon Energy Corp.	128,982	7,980,116
Energy XXI Ltd.(a)	156,851	4,244,388
EOG Resources, Inc.	158,312	26,571,086
EQT Corp.	954	85,650
Gulfport Energy Corp.*	125,581	7,930,440
Kodiak Oil & Gas Corp.*	898,151	10,068,273
Kosmos Energy Ltd.*	360,653	4,032,101
Laredo Petroleum Holdings, Inc.*	364,685	10,098,128
Lekoil Ltd., Reg. D (Nigeria)*(b)	2,947,579	3,050,667
Marathon Oil Corp.	544,919	19,235,641
MEG Energy Corp. (Canada)*	91,558	2,638,353
MEG Energy Corp. (Canada), 144A*(b)	131,600	3,792,211
Murphy Oil Corp.	1,179	76,494
Newfield Exploration Co.*	247,558	6,097,354

SEE NOTES TO FINANCIAL STATEMENTS.

A137

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS	Shares	Value (Note 2)
Oil & Gas Exploration & Production (continued)
Noble Energy, Inc.	483,820	$32,952,980
Oil Search Ltd. (Australia)	711,801	5,171,126
Pacific Rubiales Energy Corp. (Colombia)	308,715	5,330,038
PDC Energy, Inc.*	175,034	9,315,309
Pioneer Natural Resources Co.	49,997	9,202,948
QGEP Participacoes SA (Brazil)	544,364	2,256,598
Range Resources Corp.	196,526	16,569,107
Rosetta Resources, Inc.*	262,468	12,608,963
Sanchez Energy Corp.*(a)	261,187	6,401,693
SM Energy Co.	56,193	4,670,200
Southwestern Energy Co.*	364,051	14,318,126
Talisman Energy, Inc. (Canada)	561,087	6,536,664
Tullow Oil PLC (United Kingdom)	511,064	7,253,360
Whiting Petroleum Corp.*	280,949	17,382,311
Woodside Petroleum Ltd. (Australia)	1,963	68,368
Zodiac Exploration, Inc. (Canada)*	4,820,909	204,228
Zodiac Exploration, Inc., Reg D (Canada)*(b)	11,600,000	491,410

		368,649,456

Oil & Gas Refining & Marketing — 3.7%
Marathon Petroleum Corp.	172,414	15,815,536
Phillips 66	205,537	15,853,069

		31,668,605

Oil & Gas Storage & Transportation — 2.5%
Cheniere Energy, Inc.*	283,243	12,213,438
Williams Cos., Inc. (The)	230,737	8,899,526

		21,112,964

Packaged Foods & Meats — 0.2%
Adecoagro SA (Luxembourg)*	245,365	1,985,003

Precious Metals & Minerals — 1.1%
Platinum Group Metals Ltd. (Canada)*	1,234,422	1,444,274
Platmin Ltd. (South Africa), Private Placement (original cost $1,102,975; purchased 11/27/07)*(b)(c)	129,100	13,044
Silver Wheaton Corp. (Canada)	235,189	4,748,466
Tahoe Resources, Inc.*	89,267	1,484,912
Tahoe Resources, Inc. (Canada), 144A*(b)	116,000	1,929,602

		9,620,298

Steel — 1.4%
ArcelorMittal (Luxembourg) ADR(a)	5,113	91,216
Guyana Goldfields, Inc. (Canada), 144A*(b)	726,972	1,122,367
Nucor Corp.	1,717	91,653
Reliance Steel & Aluminum Co.	139,146	10,552,833

		11,858,069

TOTAL COMMON STOCKS (cost $545,338,079)		812,761,342

CONVERTIBLE PREFERRED STOCKS* — 0.6%	Shares	Value (Note 2)
Steel — 0.6%
Manabi SA, Private Placement (Class A Preferred) (Brazil), 144A (original cost $4,587,721; purchased 05/25/11)(b)(c)	3,660	$3,530,634
Manabi SA, Private Placement (Class B Preferred) (Brazil), 144A (original cost $1,848,551; purchased 08/21/12)(b)(c)	1,464	1,471,732

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $6,436,272)		5,002,366

	Units
RIGHTS*
Oil, Gas & Consumable Fuels
Trident Resources Corp. CVR, Private Placement (Canada), expiring 06/30/15 (original cost $0; purchased 06/30/10)(b)(c)	9,007	—	(d)

WARRANTS*
Gold
Algold Resources Ltd., Private Placement (Canada), 144A(b)	14,596	—	(d)

Metals & Mining
Crystallex International Corp., Private Placement (Canada), expiring 11/04/14 (original cost $0; purchased 11/04/09)(b)(c)	221,350	—	(d)

TOTAL WARRANTS (cost $0)		—

TOTAL LONG-TERM INVESTMENTS (cost $551,774,351)		817,763,708

SHORT-TERM INVESTMENT — 7.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $65,906,877; includes $37,190,772 of cash collateral received for securities on loan)(Note 4)(e)(f)	65,906,877	65,906,877

TOTAL INVESTMENTS — 104.4% (cost $617,681,228)		883,670,585
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.4)%		(37,489,532)

NET ASSETS — 100.0%		$846,181,053

SEE NOTES TO FINANCIAL STATEMENTS.

A138

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following abbreviations are used in the portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVR	Contingent Value Rights
Reg. D	Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $36,119,475; cash collateral of $37,190,772 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Indicates a security that has been deemed illiquid.

(c)	Indicates a restricted security; the aggregate original cost of such securities is $9,889,839. The aggregate value of $5,018,709, is approximately 0.6% of net assets.

(d)	Less than $0.50.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2		Level 3
Investments in Securities
Common Stocks	$765,945,095	$46,803,203		$13,044
Convertible Preferred Stocks	—	—		5,002,366
Rights	—	—		—	**
Warrants	—	—	**	—	**
Affiliated Money Market Mutual Fund	65,906,877	—		—

Total	$831,851,972	$46,803,203		$5,015,410

**	Less than $0.50.

Fair value of Level 2 investments at December 31, 2012 was $58,739,885. An amount of $6,758,175 was transferred from Level 1 to Level 2 at December 31, 2013. One security transferred from Level 1 to Level 2 as a result of using the mean price. Three securities transferred from Level 1 to Level 2 as a result of using a reflected security as proxy. Such fair values are used to reflect the impact of market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets. It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of beginning period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Convertible Preferred Stocks	Rights		Warrants
Balance as of 12/31/12	$9,259,181	$6,305,472	$—	**	$—	**
Realized gain (loss)	(9,479,736)	—	—		—
Change in unrealized appreciation (depreciation)*	812,849	(1,303,106)	—		—
Purchases	—	—	—		—
Sales	(290,796)	—	—		—
Transfer into Level 3	—	—	—		—
Transfer out of Level 3	(288,454)	—	—		—

Balance as of 12/31/13	$13,044	$5,002,366	$—	**	$—	**

*	Of which, ($1,300,879) was included in Net Assets relating to securities held at the reporting period end.

**	Less than $0.50.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of beginning period. One security in the amount of $288,454 was transferred from Level 3 to Level 2 at December 31, 2013 as a result of using a quoted price of similar security for non-registered security.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Included in the table above, under Level 3 securities, are common and convertible preferred stocks and equity rights, that were fair valued using the last traded price or the original cost adjusted for daily changes in indices deemed directly or indirectly correlated to the security. For convertible preferred stocks, the fair value is determined by a periodic evaluation of the underlying company by an independent valuation firm. For equity rights received through a bankruptcy distribution, the fair value is determined to be the residual value of the original bonds and other factors impacting the values of securities being issued pursuant to the reorganization. For the common stocks, convertible preferred stocks and rights, the securities were private placement and therefore, the prices were a significant unobservable input. For certain warrants received in a private placement offering, the Manager has determined the fair value using the Black Scholes method with adjustment for volatility factor which is deemed to be a significant unobservable input.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Oil & Gas Exploration & Production	43.6%
Oil & Gas Equipment & Services	20.8
Affiliated Money Market Mutual Fund (including 4.4% of collateral received for securities on loan)	7.8
Diversified Metals & Mining	5.7
Integrated Oil & Gas	5.0
Oil & Gas Drilling	4.7
Oil & Gas Refining & Marketing	3.7
Gold	2.9
Coal & Consumable Fuels	2.8
Oil & Gas Storage & Transportation	2.5

Steel	2.0%
Aluminum	1.2
Precious Metals & Minerals	1.1
Construction Materials	0.4
Packaged Foods & Meats	0.2

104.4
Liabilities in excess of other assets	(4.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

At December 31, 2013, the Portfolio held derivatives not accounted for as hedging instruments. These equity contracts have a fair value at December 31, 2013 of $0 and are presented in the Statement of Assets and Liabilities as such.

For the year ended December 31, 2013, the Portfolio did not have any realized gain or (loss) or change in unrealized appreciation or (depreciation) on derivatives recognized in income on the Statement of Operations.

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$36,119,475	$—	$—	$36,119,475
Collateral Amounts Pledged/(Received):
Securities on loan				(36,119,475)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A140

NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $36,119,475:
Unaffiliated investments (cost $551,774,351)	$817,763,708
Affiliated investments (cost $65,906,877)	65,906,877
Dividends and interest receivable	236,645
Tax reclaim receivable	212,557
Prepaid expenses	7,340
Receivable for Series shares sold	295

Total Assets	884,127,422

LIABILITIES
Collateral for securities on loan	37,190,772
Payable for Series shares repurchased	297,323
Management fee payable	283,531
Accrued expenses and other liabilities	155,524
Distribution fee payable	11,429
Administration fee payable	6,864
Affiliated transfer agent fee payable	926

Total Liabilities	37,946,369

NET ASSETS	$846,181,053

Net assets were comprised of:
Paid-in capital	$568,083,849
Retained earnings	278,097,204

Net assets, December 31, 2013	$846,181,053

Class I:
Net asset value and redemption price per share, $792,110,442 / 21,243,641 outstanding shares of beneficial interest	$37.29

Class II:
Net asset value and redemption price per share, $54,070,611 / 1,470,053 outstanding shares of beneficial interest	$36.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $333,610)	$8,530,551
Affiliated income from securities loaned, net	135,177
Affiliated dividend income	46,632

8,712,360

EXPENSES
Management fee	3,809,623
Distribution fee—Class II	141,689
Administration fee—Class II	85,014
Shareholders’ reports	160,000
Custodian’s fees and expenses	144,000
Audit fee	30,000
Trustees’ fees	19,000
Legal fees and expenses	13,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Insurance expenses	10,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	49,437

Total expenses	4,475,763
Less: Management fee waiver (Note 3)	(213,515)

Net expenses	4,262,248

NET INVESTMENT INCOME	4,450,112

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	11,712,359
Foreign currency transactions	(235,301)

11,477,058

Net change in unrealized appreciation (depreciation) on:
Investments	66,882,326
Foreign currencies	(7,705)

66,874,621

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	78,351,679

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,801,791

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,450,112	$6,345,477
Net realized gain on investment and foreign currency transactions	11,477,058	12,094,195
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	66,874,621	(42,413,654)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	82,801,791	(23,973,982)

DISTRIBUTIONS:
Class I	—	(73,450,794)
Class II	—	(5,441,151)

TOTAL DISTRIBUTIONS	—	(78,891,945)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	22,409,085	41,195,889
Series shares issued in reinvestment of distributions	—	78,891,945
Series shares repurchased	(122,377,266)	(148,360,752)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(99,968,181)	(28,272,918)

TOTAL DECREASE IN NET ASSETS	(17,166,390)	(131,138,845)
NET ASSETS:
Beginning of year	863,347,443	994,486,288

End of year	$846,181,053	$863,347,443

SEE NOTES TO FINANCIAL STATEMENTS.

A141

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.4%
COMMON STOCKS — 98.0%	Shares	Value (Note 2)
Aerospace & Defense — 2.3%
AAR Corp.	43,171	$1,209,220
Aerovironment, Inc.*	21,414	623,790
American Science & Engineering, Inc.	8,516	612,386
Cubic Corp.	22,973	1,209,758
Curtiss-Wright Corp.	51,602	3,211,192
Engility Holdings, Inc.*	18,500	617,900
GenCorp, Inc.*(a)	66,775	1,203,286
Moog, Inc. (Class A Stock)*	49,494	3,362,622
National Presto Industries, Inc.*	5,299	426,570
Orbital Sciences Corp.*	66,040	1,538,732
Teledyne Technologies, Inc.*	40,896	3,756,707

		17,772,163

Air Freight & Logistics — 0.5%
Atlas Air Worldwide Holdings, Inc.*	27,400	1,127,510
Forward Air Corp.	33,656	1,477,835
Hub Group, Inc. (Class A Stock)*	37,970	1,514,244

		4,119,589

Airlines — 0.3%
Allegiant Travel Co.	15,994	1,686,407
SkyWest, Inc.	54,660	810,608

		2,497,015

Auto Components — 0.6%
Dorman Products, Inc.*(a)	33,000	1,850,310
Drew Industries, Inc.	23,989	1,228,237
Spartan Motors, Inc.	36,283	243,096
Standard Motor Products, Inc.	22,499	827,963
Superior Industries International, Inc.	25,118	518,184

		4,667,790

Automobiles — 0.1%
Winnebago Industries, Inc.*	30,231	829,841

Beverages — 0.3%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	9,525	2,303,050

Biotechnology — 0.6%
Acorda Therapeutics, Inc.*	45,000	1,314,000
ArQule, Inc.*	57,201	122,982
Emergent Biosolutions, Inc.*	30,857	709,402
Ligand Pharmaceuticals, Inc. (Class B Stock)*	22,300	1,172,980
Momenta Pharmaceuticals, Inc.*	49,600	876,928
Spectrum Pharmaceuticals, Inc.*(a)	57,300	507,105

		4,703,397

Building Products — 1.0%
AAON, Inc.	30,226	965,721
American Woodmark Corp.*	13,100	517,843
Apogee Enterprises, Inc.	31,738	1,139,712
Gibraltar Industries, Inc.*(a)	31,068	577,554
Griffon Corp.	46,829	618,611
Quanex Building Products Corp.	40,188	800,545
Simpson Manufacturing Co., Inc.	44,183	1,622,842
Universal Forest Products, Inc.	21,564	1,124,347

		7,367,175

COMMON STOCKS (continued)	Shares	Value (Note 2)
Capital Markets — 2.3%
Calamos Asset Management, Inc. (Class A Stock)	20,200	$239,168
Evercore Partners, Inc. (Class A Stock)	35,800	2,140,124
Financial Engines, Inc.	54,900	3,814,452
FXCM, Inc. (Class A Stock)	38,500	686,840
HFF, Inc. (Class A Stock)*	35,800	961,230
Investment Technology Group, Inc.*	39,366	809,365
Piper Jaffray Cos.*	17,565	694,696
Prospect Capital Corp.	309,500	3,472,590
Stifel Financial Corp.*(a)	64,530	3,092,278
SWS Group, Inc.*	30,826	187,422
Virtus Investment Partners, Inc.*	7,710	1,542,386

		17,640,551

Chemicals — 2.9%
A. Schulman, Inc.	32,066	1,130,647
American Vanguard Corp.	27,048	656,996
Balchem Corp.	32,883	1,930,232
Calgon Carbon Corp.*	59,754	1,229,140
Flotek Industries, Inc.*	48,900	981,423
FutureFuel Corp.	24,400	385,520
Hawkins, Inc.	10,300	383,057
HB Fuller Co.	54,918	2,857,933
Innophos Holdings, Inc.	24,300	1,180,980
Koppers Holdings, Inc.	22,500	1,029,375
Kraton Performance Polymers, Inc.*	35,300	813,665
LSB Industries, Inc.*	20,700	849,114
OM Group, Inc.*	34,656	1,261,825
PolyOne Corp.	105,002	3,711,821
Quaker Chemical Corp.	14,598	1,125,068
Stepan Co.	20,970	1,376,261
Tredegar Corp.	27,335	787,521
Zep, Inc.	24,407	443,231

		22,133,809

Commercial Banks — 7.5%
Bank of the Ozarks, Inc.	35,236	1,994,005
Banner Corp.	21,200	950,184
BBCN Bancorp, Inc.	85,682	1,421,464
Boston Private Financial Holdings, Inc.	86,002	1,085,345
Cardinal Financial Corp.	32,600	586,800
City Holding Co.(a)	17,444	808,181
Columbia Banking System, Inc.	55,508	1,527,025
Community Bank System, Inc.	44,196	1,753,697
CVB Financial Corp.	101,200	1,727,484
First BanCorp. (Puerto Rico)*	106,972	662,157
First Commonwealth Financial Corp.	103,910	916,486
First Financial Bancorp	62,503	1,089,427
First Financial Bankshares, Inc.	33,339	2,211,042
First Midwest Bancorp, Inc.	81,340	1,425,890
FNB Corp.	173,000	2,183,260
Glacier Bancorp, Inc.	80,973	2,412,186
Hanmi Financial Corp.	34,036	745,048
Home BancShares, Inc.	52,004	1,942,349
Independent Bank Corp.	25,306	991,742
MB Financial, Inc.	60,100	1,928,609

SEE NOTES TO FINANCIAL STATEMENTS.

A142

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
National Penn Bancshares, Inc.	126,176	$1,429,574
NBT Bancorp, Inc.	47,310	1,225,329
Old National BanCorp	109,247	1,679,126
PacWest Bancorp(a)	42,000	1,773,240
Pinnacle Financial Partners, Inc.	35,871	1,166,884
PrivateBanCorp, Inc.	71,449	2,067,020
S&T Bancorp, Inc.	32,173	814,299
Simmons First National Corp. (Class A Stock)	17,678	656,738
Sterling Bancorp	84,458	1,129,203
Susquehanna Bancshares, Inc.	202,709	2,602,784
Taylor Capital Group, Inc.*	16,600	441,228
Texas Capital Bancshares, Inc.*	44,700	2,780,340
Tompkins Financial Corp.	13,164	676,498
UMB Financial Corp.(a)	40,872	2,627,252
Umpqua Holdings Corp.	122,270	2,340,248
United Bankshares, Inc.(a)	49,697	1,562,971
United Community Banks, Inc.*	41,587	738,169
Viewpoint Financial Group, Inc.	39,000	1,070,550
Wilshire Bancorp, Inc.	73,913	807,869
Wintrust Financial Corp.(a)	43,513	2,006,820

		57,958,523

Commercial Services & Supplies — 2.0%
ABM Industries, Inc.	55,503	1,586,831
Consolidated Graphics, Inc.*	8,757	590,572
G&K Services, Inc. (Class A Stock)	21,719	1,351,573
Healthcare Services Group, Inc.	75,676	2,146,928
Interface, Inc.	63,002	1,383,524
Mobile Mini, Inc.*	44,697	1,840,622
Tetra Tech, Inc.*	69,888	1,955,466
UniFirst Corp.	16,730	1,790,110
United Stationers, Inc.	43,742	2,007,320
Viad Corp.	22,047	612,466

		15,265,412

Communications Equipment — 1.6%
ARRIS Group, Inc.*	125,211	3,050,766
Bel Fuse, Inc. (Class B Stock)	10,622	226,355
Black Box Corp.	17,293	515,331
CalAmp Corp.*	36,400	1,018,108
Comtech Telecommunications Corp.	17,859	562,916
Digi International, Inc.*	27,364	331,652
Harmonic, Inc.*	108,924	803,859
Ixia*	60,500	805,255
NETGEAR, Inc.*	42,546	1,401,465
Oplink Communications, Inc.*	19,000	353,400
PC-Tel, Inc.	18,184	174,021
Procera Networks, Inc.*	22,000	330,440
ViaSat, Inc.*	45,715	2,864,045

		12,437,613

Computers & Peripherals — 0.5%
Avid Technology, Inc.*	33,147	270,148
Electronics for Imaging, Inc.*	51,300	1,986,849
Intevac, Inc.*	24,944	185,334
Qlogic Corp.*	93,100	1,101,373
Super Micro Computer, Inc.*	34,900	598,884

		4,142,588

COMMON STOCKS (continued)	Shares	Value (Note 2)
Construction & Engineering — 0.8%
Aegion Corp.*	41,937	$918,001
Comfort Systems USA, Inc.	40,484	784,985
Dycom Industries, Inc.*	36,731	1,020,754
EMCOR Group, Inc.	73,225	3,107,669
Orion Marine Group, Inc.*	29,300	352,479

		6,183,888

Construction Materials — 0.3%
Headwaters, Inc.*	78,768	771,139
Texas Industries, Inc.*(a)	23,623	1,624,790

		2,395,929

Consumer Finance — 1.2%
Cash America International, Inc.	30,544	1,169,835
Encore Capital Group, Inc.*(a)	25,600	1,286,656
EZCORP., Inc. (Class A Stock)*	58,411	682,825
First Cash Financial Services, Inc.*	31,725	1,961,874
Green Dot Corp. (Class A Stock)*	24,000	603,600
Portfolio Recovery Associates, Inc.*(a)	54,267	2,867,468
World Acceptance Corp.*(a)	11,952	1,046,159

		9,618,417

Containers & Packaging — 0.1%
Myers Industries, Inc.	28,620	604,454

Distributors — 0.4%
Pool Corp.	50,055	2,910,198
VOXX International Corp.*	20,757	346,642

		3,256,840

Diversified Consumer Services — 0.8%
American Public Education, Inc.*	19,233	836,059
Capella Education Co.	11,986	796,350
Career Education Corp.*	62,100	353,970
Hillenbrand, Inc.	68,748	2,022,566
ITT Educational Services, Inc.*(a)	19,800	664,884
Regis Corp.	47,500	689,225
Strayer Education, Inc.*(a)	11,700	403,299
Universal Technical Institute, Inc.	22,406	311,667

		6,078,020

Diversified Financial Services — 0.5%
Interactive Brokers Group, Inc. (Class A Stock)	54,100	1,316,794
MarketAxess Holdings, Inc.	41,100	2,748,357

		4,065,151

Diversified Telecommunication Services — 0.3%
Atlantic Tele-Network, Inc.	10,800	610,956
Cbeyond, Inc.*	30,437	210,015
Cincinnati Bell, Inc.*	225,200	801,712
General Communication, Inc. (Class A Stock)*	33,124	369,333
Lumos Networks Corp.	19,021	399,441

		2,391,457

Electric Utilities — 1.1%
ALLETE, Inc.	40,397	2,015,002
El Paso Electric Co.	44,208	1,552,143

SEE NOTES TO FINANCIAL STATEMENTS.

A143

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities (continued)
UIL Holdings Corp.	61,511	$2,383,551
UNS Energy Corp.	45,351	2,714,257

		8,664,953

Electrical Equipment — 1.5%
AZZ, Inc.	28,142	1,375,018
Brady Corp. (Class A Stock)	51,122	1,581,203
Encore Wire Corp.	20,231	1,096,520
EnerSys, Inc.	51,600	3,616,644
Franklin Electric Co, Inc.	42,700	1,906,128
II-VI, Inc.*	58,462	1,028,931
Powell Industries, Inc.	9,972	668,024
Vicor Corp.*(a)	19,531	262,106

		11,534,574

Electronic Equipment, Instruments & Components — 5.3%
Agilysys, Inc.*	14,832	206,461
Anixter International, Inc.	29,264	2,629,078
Badger Meter, Inc.	15,607	850,582
Belden, Inc.	47,512	3,347,220
Benchmark Electronics, Inc.*	59,110	1,364,259
Checkpoint Systems, Inc.*	44,439	700,803
Cognex Corp.*	90,380	3,450,708
Coherent, Inc.*	27,100	2,015,969
CTS Corp.	36,264	722,016
Daktronics, Inc.	40,708	638,301
DTS, Inc.*	19,585	469,648
Electro Scientific Industries, Inc.	27,241	284,941
FARO Technologies, Inc.*	18,584	1,083,447
FEI Co.	45,512	4,066,952
Insight Enterprises, Inc.*	45,835	1,040,913
Littelfuse, Inc.	24,525	2,279,108
Measurement Specialties, Inc.*	16,600	1,007,454
Mercury Systems, Inc.*	34,708	380,053
Methode Electronics, Inc.	39,066	1,335,667
MTS Systems Corp.	16,935	1,206,619
Newport Corp.*	42,408	766,313
OSI Systems, Inc.*	20,800	1,104,688
Park Electrochemical Corp.	22,644	650,336
Plexus Corp.*	37,120	1,606,925
Rofin-sinar Technologies, Inc.*	30,400	821,408
Rogers Corp.*	19,331	1,188,857
Sanmina Corp.*(a)	91,800	1,533,060
ScanSource, Inc.*	30,933	1,312,487
SYNNEX Corp.*	28,850	1,944,490
TTM Technologies, Inc.*(a)	58,989	506,126

		40,514,889

Energy Equipment & Services — 2.2%
Basic Energy Services, Inc.*	28,617	451,576
Bristow Group, Inc.	39,955	2,999,022
C&J Energy Services, Inc.*(a)	49,000	1,131,900
Era Group, Inc.*	20,371	628,649
Exterran Holdings, Inc.*(a)	64,100	2,192,220
Geospace Technologies Corp.*(a)	14,310	1,357,017
Gulf Island Fabrication, Inc.	13,377	310,614
Hornbeck Offshore Services, Inc.*(a)	35,615	1,753,326
ION Geophysical Corp.*	131,945	435,419

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Matrix Service Co.*	28,373	$694,287
Newpark Resources, Inc.*	94,700	1,163,863
Pioneer Energy Services Corp.*	67,517	540,811
SEACOR Holdings, Inc.*(a)	20,671	1,885,195
Tesco Corp.*	33,600	664,608
TETRA Technologies, Inc.*	85,241	1,053,579

		17,262,086

Food & Staples Retailing — 0.7%
Andersons, Inc. (The)	19,316	1,722,408
Casey’s General Stores, Inc.	41,965	2,948,041
Spartan Stores, Inc.	39,706	964,062

		5,634,511

Food Products — 2.1%
Annie’s, Inc.*(a)	18,600	800,544
B&G Foods, Inc.	58,200	1,973,562
Cal-Maine Foods, Inc.	16,195	975,425
Calavo Growers, Inc.	14,090	426,363
Darling International, Inc.*	172,320	3,598,042
Diamond Foods, Inc.*(a)	22,957	593,209
J&J Snack Foods Corp.	15,918	1,410,176
Sanderson Farms, Inc.	22,235	1,608,258
Seneca Foods Corp. (Class A Stock)*	7,700	245,553
Snyders-Lance, Inc.	53,416	1,534,108
TreeHouse Foods, Inc.*	39,765	2,740,604

		15,905,844

Gas Utilities — 1.6%
Laclede Group, Inc. (The)	33,014	1,503,458
New Jersey Resources Corp.	45,804	2,117,977
Northwest Natural Gas Co.	29,765	1,274,537
Piedmont Natural Gas Co., Inc.	82,903	2,749,063
South Jersey Industries, Inc.	35,222	1,971,023
Southwest Gas Corp.	50,611	2,829,661

		12,445,719

Health Care Equipment & Supplies — 3.9%
Abaxis, Inc.*	22,812	912,936
Abiomed, Inc.*(a)	37,900	1,013,446
Align Technology, Inc.*	77,057	4,403,808
Analogic Corp.	13,633	1,207,338
Anika Therapeutics, Inc.*	12,400	473,184
Cantel Medical Corp.	36,562	1,239,817
CONMED Corp.	30,349	1,289,833
Cryolife, Inc.	26,353	292,255
Cyberonics, Inc.*(a)	27,097	1,775,124
Cynosure, Inc. (Class A Stock)*	20,890	557,345
Greatbatch, Inc.*	26,144	1,156,611
Haemonetics Corp.*	56,194	2,367,453
ICU Medical, Inc.*	14,592	929,656
Integra LifeSciences Holdings Corp.*	25,602	1,221,471
Invacare Corp.	31,002	719,556
Meridian Bioscience, Inc.	44,975	1,193,187
Merit Medical Systems, Inc.*	43,548	685,446
Natus Medical, Inc.*	30,025	675,563
Neogen Corp.*	39,720	1,815,204

SEE NOTES TO FINANCIAL STATEMENTS.

A144

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (continued)
NuVasive, Inc.*	49,000	$1,584,170
SurModics, Inc.*	15,552	379,313
Symmetry Medical, Inc.*	39,777	400,952
West Pharmaceutical Services, Inc.	76,134	3,735,134

		30,028,802

Health Care Providers & Services — 3.2%
Air Methods Corp.*(a)	38,316	2,234,972
Almost Family, Inc.*	9,152	295,884
Amedisys, Inc.*	34,759	508,524
AMN Healthcare Services, Inc.*	49,499	727,635
Amsurg Corp.*	35,074	1,610,598
Bio-Reference Labs, Inc.*(a)	26,770	683,706
Centene Corp.*	59,708	3,519,787
Chemed Corp.(a)	19,411	1,487,271
Corvel Corp.*	12,490	583,283
Cross Country Healthcare, Inc.*	28,463	284,061
Ensign Group, Inc. (The)	21,200	938,524
Gentiva Health Services, Inc.*	31,192	387,093
Hanger, Inc.*	37,709	1,483,472
Healthways, Inc.*	36,986	567,735
IPC The Hospitalist Co, Inc.*	18,705	1,110,890
Kindred Healthcare, Inc.	58,300	1,150,842
Landauer, Inc.	10,668	561,243
LHC Group, Inc.*	13,198	317,280
Magellan Health Services, Inc.*	29,541	1,769,801
Molina Healthcare, Inc.*(a)	30,722	1,067,590
MWI Veterinary Supply, Inc.*	14,096	2,404,637
PharMerica Corp.*	32,295	694,343

		24,389,171

Health Care Technology — 0.9%
Computer Programs & Systems, Inc.	11,736	725,402
Healthstream, Inc.*	22,400	734,048
Medidata Solutions, Inc.*	54,800	3,319,236
Omnicell, Inc.*	38,822	991,126
Quality Systems, Inc.	48,134	1,013,702

		6,783,514

Hotels, Restaurants & Leisure — 3.4%
Biglari Holdings, Inc.*	1,636	828,863
BJ’s Restaurants, Inc.*	26,872	834,644
Boyd Gaming Corp.*	81,700	919,942
Buffalo Wild Wings, Inc.*(a)	20,565	3,027,168
CEC Entertainment, Inc.	18,307	810,634
Cracker Barrel Old Country Store, Inc.	25,978	2,859,398
DineEquity, Inc.	17,705	1,479,253
Interval Leisure Group, Inc.	42,936	1,326,722
Jack in the Box, Inc.*	46,417	2,321,778
Marcus Corp.	19,358	260,172
Marriott Vacations Worldwide Corp.*	33,400	1,762,184
Monarch Casino & Resort, Inc.*	10,231	205,438
Multimedia Games Holding Co, Inc.*	32,199	1,009,761
Papa John’s International, Inc.	34,830	1,581,282
Pinnacle Entertainment, Inc.*(a)	64,513	1,676,693
Red Robin Gourmet Burgers, Inc.*	14,463	1,063,609
Ruby Tuesday, Inc.*	61,984	429,549

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Ruth’s Hospitality Group, Inc.	38,348	$544,925
Sonic Corp.*	57,314	1,157,170
Texas Roadhouse, Inc.(a)	65,530	1,821,734

		25,920,919

Household Durables — 1.6%
Blyth, Inc.(a)	9,166	99,726
Ethan Allen Interiors, Inc.	28,199	857,814
Helen of Troy Ltd.*	33,110	1,639,276
iRobot Corp.*	31,700	1,102,209
La-Z-Boy, Inc. (Class Z Stock)	57,501	1,782,531
M/I Homes, Inc.*	26,170	666,027
Meritage Homes Corp.*	37,397	1,794,682
Ryland Group, Inc. (The)	50,600	2,196,546
Standard Pacific Corp.*	161,922	1,465,394
Universal Electronics, Inc.*	17,254	657,550

		12,261,755

Household Products — 0.2%
Central Garden and Pet Co. (Class A Stock)*	44,988	303,669
WD-40 Co.	15,609	1,165,680

		1,469,349

Insurance — 2.1%
AMERISAFE, Inc.	20,414	862,287
eHealth, Inc.*	20,391	947,978
Employers Holdings, Inc.	34,315	1,086,070
HCI Group, Inc.(a)	11,000	588,500
Horace Mann Educators Corp.	44,000	1,387,760
Infinity Property & Casualty Corp.	12,489	896,086
Meadowbrook Insurance Group, Inc.	49,900	347,304
Navigators Group, Inc. (The)*	11,518	727,477
ProAssurance Corp.	67,466	3,270,752
RLI Corp.	18,805	1,831,231
Safety Insurance Group, Inc.	13,860	780,318
Selective Insurance Group, Inc.	61,107	1,653,555
Stewart Information Services Corp.	22,702	732,594
Tower Group International Ltd.	41,236	139,378
United Fire Group, Inc.	23,361	669,526

		15,920,816

Internet & Catalog Retail — 0.3%
Blue Nile, Inc.*	14,080	663,027
FTD Cos., Inc.*	20,006	651,795
Nutrisystem, Inc.	30,928	508,456
PetMed Express, Inc.	21,581	358,892

		2,182,170

Internet Software & Services — 2.2%
Blucora, Inc.*(a)	44,612	1,300,886
comScore, Inc.*	35,977	1,029,302
DealerTrack Technologies, Inc.*(a)	47,883	2,302,215
Dice Holdings, Inc.*	40,400	292,900
Digital River, Inc.*	30,100	556,850
j2 Global, Inc.	47,778	2,389,378
Liquidity Services, Inc.*(a)	27,900	632,214
LivePerson, Inc.*	52,900	783,978
LogMeIn, Inc.*	24,800	832,040

SEE NOTES TO FINANCIAL STATEMENTS.

A145

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Monster Worldwide, Inc.*	113,400	$808,542
NIC, Inc.	64,700	1,609,089
OpenTable, Inc.*	25,400	2,015,998
Perficient, Inc.*	35,614	834,080
QuinStreet, Inc.*	30,400	264,176
Stamps.com, Inc.*	16,020	674,442
XO Group, Inc.*	26,495	393,716

		16,719,806

IT Services — 2.1%
CACI International, Inc. (Class A Stock)*(a)	25,544	1,870,332
Cardtronics, Inc.*	49,200	2,137,740
CIBER, Inc.*	70,923	293,621
CSG Systems International, Inc.	36,624	1,076,746
ExlService Holdings, Inc.*	34,000	939,080
Forrester Research, Inc.	13,962	534,186
Heartland Payment Systems, Inc.	40,411	2,014,084
Higher One Holdings, Inc.*	34,500	336,720
iGATE Corp.*	32,000	1,285,120
MAXIMUS, Inc.	74,672	3,284,821
Sykes Enterprises, Inc.*	42,270	921,909
Teletech Holdings, Inc.*	20,967	501,950
Virtusa Corp.*	25,900	986,531

		16,182,840

Leisure Equipment & Products — 0.4%
Arctic Cat, Inc.	14,557	829,458
Callaway Golf Co.	81,180	684,347
JAKKS Pacific, Inc.	18,430	124,034
Sturm Ruger & Co., Inc.(a)	21,227	1,551,481

		3,189,320

Life Sciences Tools & Services — 0.6%
Affymetrix, Inc.*(a)	77,100	660,747
Cambrex Corp.*	32,732	583,612
Luminex Corp.*	39,900	774,060
PAREXEL International Corp.*	61,557	2,781,145

		4,799,564

Machinery — 3.4%
Actuant Corp. (Class A Stock)	79,364	2,907,897
Albany International Corp. (Class A Stock)	31,104	1,117,567
Astec Industries, Inc.	20,210	780,712
Barnes Group, Inc.	50,016	1,916,113
Briggs & Stratton Corp.	51,846	1,128,169
CIRCOR International, Inc.	19,388	1,566,163
EnPro Industries, Inc.*(a)	23,078	1,330,447
ESCO Technologies, Inc.	28,721	983,981
Federal Signal Corp.*	67,400	987,410
John Bean Technologies Corp.	29,547	866,614
Lindsay Corp.(a)	13,979	1,156,762
Lydall, Inc.*	17,956	316,385
Mueller Industries, Inc.	30,849	1,943,795
Standex International Corp.	14,170	891,010
Tennant Co.	20,400	1,383,324
Titan International, Inc.	57,700	1,037,446
Toro Co. (The)	62,366	3,966,478

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery (continued)
Watts Water Technologies, Inc. (Class A Stock)	31,321	$1,937,830

		26,218,103

Media — 0.7%
Digital Generation, Inc.*	22,700	289,425
E.W. Scripps Co. (Class A Stock)*	32,201	699,406
Harte-Hanks, Inc.	47,400	370,668
Live Nation Entertainment, Inc.*	154,176	3,046,518
Scholastic Corp.	28,100	955,681

		5,361,698

Metals & Mining — 1.5%
A.M. Castle & Co.*	18,183	268,563
AK Steel Holding Corp.*(a)	146,900	1,204,580
AMCOL International Corp.	27,091	920,552
Century Aluminum Co.*	55,363	579,097
Globe Specialty Metals, Inc.	70,100	1,262,501
Haynes International, Inc.	13,400	740,216
Kaiser Aluminum Corp.	20,600	1,446,944
Materion Corp.	22,378	690,361
Olympic Steel, Inc.	9,738	282,207
RTI International Metals, Inc.*(a)	33,111	1,132,727
Stillwater Mining Co.*(a)	129,000	1,591,860
SunCoke Energy, Inc.*	75,800	1,728,998

		11,848,606

Multi-Utilities — 0.5%
Avista Corp.	65,803	1,854,987
NorthWestern Corp.	42,200	1,828,104

		3,683,091

Multiline Retail — 0.2%
Fred’s, Inc. (Class A Stock)	36,766	680,906
Tuesday Morning Corp.*	39,632	632,527

		1,313,433

Oil, Gas & Consumable Fuels — 1.8%
Approach Resources, Inc.*(a)	38,000	733,020
Arch Coal Inc.(a)	231,200	1,028,840
Carrizo Oil & Gas, Inc.*	45,000	2,014,650
Cloud Peak Energy, Inc.*	65,900	1,186,200
Comstock Resources, Inc.	47,500	868,775
Contango Oil & Gas Co.*	16,600	784,516
Forest Oil Corp.*(a)	129,400	467,134
Green Plains Renewable Energy, Inc.	31,700	614,663
Northern Oil And Gas, Inc.*(a)	61,900	932,833
PDC Energy, Inc.*	39,026	2,076,964
Penn Virginia Corp.*	56,898	536,548
Petroquest Energy, Inc.*	60,645	261,986
Stone Energy Corp.*(a)	54,794	1,895,324
Swift Energy Co.*(a)	46,744	631,044

		14,032,497

Paper & Forest Products — 1.2%
Clearwater Paper Corp.*	22,980	1,206,450
Deltic Timber Corp.	12,191	828,257
KapStone Paper and Packaging Corp.*	43,800	2,446,668

SEE NOTES TO FINANCIAL STATEMENTS.

A146

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Paper & Forest Products (continued)
Neenah Paper, Inc.	17,978	$768,919
P.H. Glatfelter Co.	47,500	1,312,900
Schweitzer-Mauduit International, Inc.	34,376	1,769,333
Wausau Paper Corp.	53,267	675,426

		9,007,953

Personal Products — 0.1%
Inter Parfums, Inc.	18,400	658,904
Medifast, Inc.*	13,700	357,981

		1,016,885

Pharmaceuticals — 2.1%
Akorn, Inc.*(a)	78,000	1,921,140
Hi-Tech Pharmacal Co., Inc.*	11,900	516,341
Impax Laboratories, Inc.*	70,500	1,772,370
Medicines Co. (The)*	69,600	2,687,952
Prestige Brands Holdings, Inc.*	56,400	2,019,120
Questcor Pharmaceuticals, Inc.(a)	60,900	3,316,005
ViroPharma, Inc.*	71,437	3,561,134

		15,794,062

Professional Services — 1.5%
CDI Corp.	15,288	283,287
Exponent, Inc.	14,240	1,102,746
Heidrick & Struggles International, Inc.	17,314	348,704
Insperity, Inc.	24,779	895,265
Kelly Services, Inc. (Class A Stock)	29,339	731,715
Korn/Ferry International*	54,200	1,415,704
Navigant Consulting, Inc.*	54,100	1,038,720
On Assignment, Inc.*	50,586	1,766,463
Resources Connection, Inc.	42,900	614,757
TrueBlue, Inc.*	45,018	1,160,564
WageWorks, Inc.*	32,400	1,925,856

		11,283,781

Real Estate Investment Trusts (REITs) — 6.5%
Acadia Realty Trust	60,805	1,509,788
Agree Realty Corp.	15,900	461,418
American Assets Trust, Inc.	37,200	1,169,196
Associated Estates Realty Corp.	62,800	1,007,940
Capstead Mortgage Corp.(a)	103,700	1,252,696
Cedar Realty Trust, Inc.	66,966	419,207
Coresite Realty Corp.	23,100	743,589
Cousins Properties, Inc.	191,000	1,967,300
DiamondRock Hospitality Co.(a)	211,670	2,444,789
EastGroup Properties, Inc.	33,363	1,932,719
EPR Properties	56,270	2,766,233
Franklin Street Properties Corp.	94,402	1,128,104
Geo Group, Inc. (The)	78,673	2,534,844
Getty Realty Corp.	29,000	532,730
Government Properties Income Trust(a)	59,300	1,473,605
Healthcare Realty Trust, Inc.	104,800	2,233,288
Inland Real Estate Corp.	90,635	953,480
Kite Realty Group Trust(a)	142,291	934,852
LaSalle Hotel Properties	113,272	3,495,574
Lexington Realty Trust(a)	219,616	2,242,279
LTC Properties, Inc.	38,226	1,352,818

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Medical Properties Trust, Inc.	175,966	$2,150,305
Parkway Properties, Inc.	65,148	1,256,705
Pennsylvania Real Estate Investment Trust	73,822	1,401,142
Post Properties, Inc.(a)	59,161	2,675,852
PS Business Parks, Inc.	22,002	1,681,393
Sabra Health Care REIT, Inc.	41,300	1,079,582
Saul Centers, Inc.	14,100	672,993
Sovran Self Storage, Inc.	34,897	2,274,237
Tanger Factory Outlet Centers	102,984	3,297,548
Universal Health Realty Income Trust	13,700	548,822
Urstadt Biddle Properties, Inc. (Class A Stock)	27,350	504,608

		50,099,636

Real Estate Management & Development — 0.1%
Forestar Group, Inc.*	37,756	803,070

Road & Rail — 0.5%
Arkansas Best Corp.	26,195	882,248
Heartland Express, Inc.(a)	52,048	1,021,182
Knight Transportation, Inc.	64,988	1,191,880
Saia, Inc.*	26,400	846,120

		3,941,430

Semiconductors & Semiconductor Equipment — 3.8%
Advanced Energy Industries, Inc.*	39,697	907,473
ATMI, Inc.*	34,606	1,045,447
Brooks Automation, Inc.	71,605	751,136
Cabot Microelectronics Corp.*	25,711	1,174,993
Ceva, Inc.*	23,600	359,192
Cirrus Logic, Inc.*(a)	68,700	1,403,541
Cohu, Inc.	24,697	259,319
Diodes, Inc.*	39,470	929,913
DSP Group, Inc.*	23,828	231,370
Entropic Communications, Inc.*	98,000	461,580
Exar Corp.*	51,123	602,740
GT Advanced Technologies, Inc.*(a)	142,800	1,245,216
Hittite Microwave Corp.*	34,606	2,136,228
Kopin Corp.*	66,196	279,347
Kulicke & Soffa Industries, Inc.*	81,432	1,083,046
Micrel, Inc.	47,602	469,832
Microsemi Corp.*	102,319	2,552,859
MKS Instruments, Inc.	58,285	1,745,053
Monolithic Power Systems, Inc.*	37,900	1,313,614
Nanometrics, Inc.*	23,800	453,390
Pericom Semiconductor Corp.*	21,860	193,680
Power Integrations, Inc.	32,600	1,819,732
Rubicon Technology, Inc.*(a)	18,700	186,065
Rudolph Technologies, Inc.*(a)	35,294	414,352
Sigma Designs, Inc.*	32,958	155,562
Supertex, Inc.*	11,172	279,859
Synaptics, Inc.*(a)	36,279	1,879,615
Tessera Technologies, Inc.	52,577	1,036,293
TriQuint Semiconductor, Inc.*	174,876	1,458,466
Ultratech, Inc.*	30,711	890,619
Veeco Instruments, Inc.*	43,142	1,419,803

		29,139,335

SEE NOTES TO FINANCIAL STATEMENTS.

A147

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software — 2.6%
Blackbaud, Inc.	50,183	$1,889,390
Bottomline Technologies de, Inc.*	40,100	1,450,016
Ebix, Inc.(a)	34,357	505,735
EPIQ Systems, Inc.	32,617	528,722
Interactive Intelligence Group, Inc.*	17,379	1,170,649
Manhattan Associates, Inc.*	20,993	2,466,258
MicroStrategy, Inc. (Class A Stock)*	9,860	1,225,006
Monotype Imaging Holdings, Inc.	42,700	1,360,422
NetScout Systems, Inc.*	40,995	1,213,042
Progress Software Corp.*	56,547	1,460,609
Synchronoss Technologies, Inc.*	33,300	1,034,631
Take-Two Interactive Software, Inc.*	100,512	1,745,893
Tangoe, Inc.*(a)	37,300	671,773
Tyler Technologies, Inc.*	30,927	3,158,575
VASCO Data Security International, Inc.*	31,100	240,403

		20,121,124

Specialty Retail — 4.7%
Aeropostale Inc.*(a)	85,500	777,195
Barnes & Noble, Inc.*	39,900	596,505
Big 5 Sporting Goods Corp.	19,237	381,277
Brown Shoe Co., Inc.	44,434	1,250,373
Buckle, Inc. (The)(a)	30,459	1,600,925
Cato Corp. (The) (Class A Stock)	29,203	928,655
Children’s Place Retail Stores, Inc. (The)*	24,565	1,399,468
Christopher & Banks Corp.*	38,678	330,310
Finish Line, Inc. (The) (Class A Stock)	53,146	1,497,123
Francesca’s Holdings Corp.*(a)	45,700	841,337
Genesco, Inc.*	26,322	1,923,085
Group 1 Automotive, Inc.	23,064	1,638,005
Haverty Furniture Cos., Inc.	21,741	680,493
Hibbett Sports, Inc.*(a)	28,596	1,921,937
Jos A. Bank Clothiers, Inc.*	30,731	1,681,908
Kirkland’s, Inc.*	16,100	381,087
Lithia Motors, Inc. (Class A Stock)	24,730	1,716,757
Lumber Liquidators Holdings, Inc.*(a)	30,122	3,099,253
MarineMax, Inc.*	26,042	418,755
Men’s Wearhouse, Inc. (The)	49,567	2,531,882
Monro Muffler Brake, Inc.	32,772	1,847,030
Outerwall, Inc.*(a)	30,431	2,047,093
Pep Boys-Manny Moe & Jack (The)*	57,126	693,510
Select Comfort Corp.*	60,200	1,269,618
Sonic Automotive, Inc. (Class A Stock)	37,247	911,807
Stage Stores, Inc.(a)	34,479	766,123
Stein Mart, Inc.	29,983	403,271
Vitamin Shoppe, Inc.*	33,400	1,737,134
Zale Corp.*	34,962	551,351
Zumiez, Inc.*	23,950	622,700

		36,445,967

Textiles, Apparel & Luxury Goods — 2.7%
Crocs, Inc.*	95,643	1,522,637
Fifth & Pacific Cos., Inc*	133,766	4,289,876

COMMON STOCKS (continued)	Shares	Value (Note 2)
Textiles, Apparel & Luxury Goods (continued)
G-III Apparel Group Ltd., Common Stock*	17,200	$1,269,188
Iconix Brand Group, Inc.*(a)	56,231	2,232,371
Movado Group, Inc.	19,717	867,745
Oxford Industries, Inc.	15,916	1,283,944
Perry Ellis International, Inc.*	13,479	212,833
Quiksilver, Inc.*(a)	138,493	1,214,584
Skechers U.S.A., Inc. (Class A Stock)*	43,476	1,440,360
Steven Madden Ltd.*	64,200	2,349,078
Wolverine World Wide, Inc.	109,554	3,720,454

		20,403,070

Thrifts & Mortgage Finance — 0.9%
Bank Mutual Corp.	46,235	324,107
BofI Holding, Inc.*	13,300	1,043,119
Brookline Bancorp, Inc.	75,232	719,970
Dime Community Bancshares, Inc.	31,481	532,659
Northwest Bancshares, Inc.	101,900	1,506,080
Oritani Financial Corp.	42,000	674,100
Provident Financial Services, Inc.	57,700	1,114,762
TrustCo Bank Corp.	101,595	729,450

		6,644,247

Tobacco
Alliance One International, Inc.*	86,838	264,856

Trading Companies & Distributors — 0.6%
Applied Industrial Technologies, Inc.	46,228	2,269,331
DXP Enterprises, Inc.*	11,300	1,301,761
Kaman Corp.	29,422	1,168,934

		4,740,026

Water Utilities — 0.2%
American States Water Co.	42,552	1,222,519

Wireless Telecommunication Services — 0.1%
NTELOS Holdings Corp.	16,421	332,197
USA Mobility, Inc.	23,280	332,438

		664,635

TOTAL COMMON STOCKS (cost $438,564,356)		754,293,298

EXCHANGE TRADED FUND — 0.4%
iShares Core S&P Small-Cap ETF (cost $1,664,568)(a)	28,900	3,156,169

TOTAL LONG-TERM INVESTMENTS (cost $440,228,924)		757,449,467

SHORT-TERM INVESTMENTS — 12.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 12.5%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $96,607,968; includes $86,264,795 of cash collateral for securities on loan) (Note 4)(b)(c)	96,607,968	96,607,968

SEE NOTES TO FINANCIAL STATEMENTS.

A148

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SHORT-TERM INVESTMENTS (continued)	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill, 0.080%, 03/20/14 (cost $749,914)(d)(e)	$750	$749,904

TOTAL SHORT-TERM INVESTMENTS (cost $97,357,882)		97,357,872

TOTAL INVESTMENTS — 111.0% (cost $537,586,806)		854,807,339
LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (11.0)%		(84,711,214)

NET ASSETS — 100.0%		$770,096,125

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
*	Non-income producing security.

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $84,216,199; cash collateral of $86,264,795 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Long Position:
109	Russell 2000 Mini Index	Mar. 2014	$12,301,998	$12,659,260	$357,262

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—significant	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$754,293,298	$—	$—
Exchange Traded Fund	3,156,169	—	—
Affiliated Money Market Mutual Fund	96,607,968	—	—
U.S. Treasury Obligation	—	749,904	—
Other Financial Instruments*
Futures Contract	357,262	—	—

Total	$854,414,697	$749,904	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A149

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

Affiliated Money Market Mutual Fund (including 11.2% of collateral received for securities on loan)	12.5%
Commercial Banks	7.5
Real Estate Investment Trusts (REITs)	6.5
Electronic Equipment, Instruments & Components	5.3
Specialty Retail	4.7
Health Care Equipment & Supplies	3.9
Semiconductors & Semiconductor Equipment	3.8
Machinery	3.4
Hotels, Restaurants & Leisure	3.4
Health Care Providers & Services	3.2
Chemicals	2.9
Textiles, Apparel & Luxury Goods	2.7
Software	2.6
Aerospace & Defense	2.3
Capital Markets	2.3
Energy Equipment & Services	2.2
Internet Software & Services	2.2
IT Services	2.1
Insurance	2.1
Food Products	2.1
Pharmaceuticals	2.1
Commercial Services & Supplies	2.0
Oil, Gas & Consumable Fuels	1.8
Gas Utilities	1.6
Communications Equipment	1.6
Household Durables	1.6
Metals & Mining	1.5
Electrical Equipment	1.5
Professional Services	1.5
Consumer Finance	1.2
Paper & Forest Products	1.2
Electric Utilities	1.1
Building Products	1.0
Health Care Technology	0.9

Thrifts & Mortgage Finance	0.9%
Construction & Engineering	0.8
Diversified Consumer Services	0.8
Food & Staples Retailing	0.7
Media	0.7
Life Sciences Tools & Services	0.6
Trading Companies & Distributors	0.6
Biotechnology	0.6
Auto Components	0.6
Computers & Peripherals	0.5
Air Freight & Logistics	0.5
Diversified Financial Services	0.5
Road & Rail	0.5
Multi-Utilities	0.5
Distributors	0.4
Leisure Equipment & Products	0.4
Exchange Traded Fund	0.4
Airlines	0.3
Construction Materials	0.3
Diversified Telecommunication Services	0.3
Beverages	0.3
Internet & Catalog Retail	0.3
Household Products	0.2
Multiline Retail	0.2
Water Utilities	0.2
Personal Products	0.1
Automobiles	0.1
Real Estate Management & Development	0.1
U.S. Treasury Obligation	0.1
Wireless Telecommunication Services	0.1
Containers & Packaging	0.1

111.0
Liabilities in excess of other assets	(11.0)

100.0%

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker — variation margin	$357,262	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,945,709

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$288,755

For the year ended December 31, 2013, the Fund’s average value at trade date for futures long positions was $9,704,976.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$84,216,199	$—	$—	$84,216,199
Exchange-traded and cleared derivatives	48,098		—	48,098

				84,264,297

Collateral Amounts Pledged/(Received):
Securities on loan				(84,216,199)
Exchange-traded and cleared derivatives				—

Net Amount				$48,098

SEE NOTES TO FINANCIAL STATEMENTS.

A151

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $84,216,199:
Unaffiliated investments (cost $440,978,838)	$758,199,371
Affiliated investments (cost $96,607,968)	96,607,968
Receivable for investments sold	2,137,236
Dividends and interest receivable	1,000,497
Receivable for Series shares sold	77,616
Due from broker—variation margin	48,098
Prepaid expenses	6,187

Total Assets	858,076,973

LIABILITIES
Collateral for securities on loan	86,264,795
Payable for investments purchased	1,268,878
Management fee payable	224,136
Accrued expenses and other liabilities	136,631
Payable for Series shares repurchased	85,482
Affiliated transfer agent fee payable	926

Total Liabilities	87,980,848

NET ASSETS	$770,096,125

Net assets were comprised of:
Paid-in capital	379,571,025
Retained earnings	390,525,100

Net assets, December 31, 2013	$770,096,125

Net asset value and redemption price per share, $770,096,125 / 29,442,796 outstanding shares of beneficial interest	$26.16

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income	$8,164,517
Affiliated income from securities loaned, net	919,371
Affiliated dividend income	13,601

9,097,489

EXPENSES
Management fee	2,705,633
Shareholders’ reports	132,000
Custodian’s fees and expenses	75,000
Audit fee	20,000
Trustees’ fees	17,000
Legal fees and expenses	12,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Insurance expenses	7,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	58,148

Total expenses	3,040,781
Less: Management fee waiver (Note 3)	(181,731)

Net expenses	2,859,050

NET INVESTMENT INCOME	6,238,439

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	50,777,331
Futures transactions	2,945,709

53,723,040

Net change in unrealized appreciation (depreciation) on:
Investments	170,884,997
Futures	288,755

171,173,752

NET GAIN ON INVESTMENTS	224,896,792

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$231,135,231

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,238,439	$8,119,306
Net realized gain on investments	53,723,040	13,472,019
Net change in unrealized appreciation (depreciation) on investments	171,173,752	62,063,712

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	231,135,231	83,655,037

DISTRIBUTIONS	—	(32,045,611)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,159,772 and 489,166 shares, respectively]	25,996,841	8,809,368
Series shares issued in reinvestment of distributions [0 and 1,922,352 shares, respectively]	—	32,045,611
Series shares repurchased [2,883,214 and 3,160,413 shares, respectively]	(65,438,115)	(56,707,510)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(39,441,274)	(15,852,531)

TOTAL INCREASE IN NET ASSETS	191,693,957	35,756,895
NET ASSETS:
Beginning of year	578,402,168	542,645,273

End of year	$770,096,125	$578,402,168

SEE NOTES TO FINANCIAL STATEMENTS.

A152

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.7%
Boeing Co. (The)	118,936	$16,233,575
General Dynamics Corp.	56,500	5,398,575
Honeywell International, Inc.	134,750	12,312,108
L-3 Communications Holdings, Inc.	15,300	1,634,958
Lockheed Martin Corp.	46,698	6,942,125
Northrop Grumman Corp.	38,926	4,461,309
Precision Castparts Corp.	25,100	6,759,430
Raytheon Co.	54,718	4,962,923
Rockwell Collins, Inc.	23,300	1,722,336
Textron, Inc.	44,900	1,650,524
United Technologies Corp.	144,900	16,489,620

		78,567,483

Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	26,100	1,522,674
Expeditors International of Washington, Inc.	35,600	1,575,300
FedEx Corp.	51,540	7,409,906
United Parcel Service, Inc. (Class B Stock)	124,400	13,071,952

		23,579,832

Airlines — 0.2%
Delta Air Lines, Inc.	137,500	3,777,125
Southwest Airlines Co.	123,437	2,325,553

		6,102,678

Auto Components — 0.4%
BorgWarner, Inc.	37,400	2,091,034
Delphi Automotive PLC	48,100	2,892,253
Goodyear Tire & Rubber Co. (The)	38,600	920,610
Johnson Controls, Inc.	120,000	6,156,000

		12,059,897

Automobiles — 0.7%
Ford Motor Co.	686,559	10,593,605
General Motors Co.*	181,600	7,421,992
Harley-Davidson, Inc.	36,000	2,492,640

		20,508,237

Beverages — 2.1%
Beam, Inc.	24,900	1,694,694
Brown-Forman Corp. (Class B Stock)	26,350	1,991,270
Coca-Cola Co. (The)	649,250	26,820,518
Coca-Cola Enterprises, Inc.	43,800	1,932,894
Constellation Brands, Inc. (Class A Stock)*	26,900	1,893,222
Dr. Pepper Snapple Group, Inc.	36,800	1,792,896
Molson Coors Brewing Co. (Class B Stock)	27,500	1,544,125
Monster Beverage Corp.*	23,600	1,599,372
PepsiCo, Inc.	265,214	21,996,849

		61,265,840

Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc.*	33,900	4,510,734
Amgen, Inc.	129,794	14,817,283
Biogen Idec, Inc.*	41,125	11,504,719
Celgene Corp.*	71,000	11,996,160
Gilead Sciences, Inc.*	263,600	19,809,540

COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.*(a)	12,900	$3,550,596
Vertex Pharmaceuticals, Inc.*	37,100	2,756,530

		68,945,562

Building Products — 0.1%
Allegion PLC*	15,433	681,999
Masco Corp.	54,800	1,247,796

		1,929,795

Capital Markets — 2.2%
Ameriprise Financial, Inc.	33,400	3,842,670
Bank of New York Mellon Corp. (The)	197,889	6,914,242
BlackRock, Inc.	22,000	6,962,340
Charles Schwab Corp. (The)	192,300	4,999,800
E*TRADE Financial Corp.*	38,710	760,264
Franklin Resources, Inc.	71,300	4,116,149
Goldman Sachs Group, Inc. (The)	71,700	12,709,542
Invesco Ltd.	79,300	2,886,520
Legg Mason, Inc.(a)	19,800	860,904
Morgan Stanley	240,010	7,526,714
Northern Trust Corp.	38,600	2,388,954
State Street Corp.	75,325	5,528,102
T. Rowe Price Group, Inc.	44,200	3,702,634

		63,198,835

Chemicals — 2.5%
Air Products & Chemicals, Inc.	36,300	4,057,614
Airgas, Inc.	10,300	1,152,055
CF Industries Holdings, Inc.	10,000	2,330,400
Dow Chemical Co. (The)	205,211	9,111,368
E.I. du Pont de Nemours & Co.	159,191	10,342,639
Eastman Chemical Co.	27,100	2,186,970
Ecolab, Inc.	44,600	4,650,442
FMC Corp.	21,200	1,599,752
International Flavors & Fragrances, Inc.	15,300	1,315,494
LyondellBasell Industries NV (Class A Stock)	75,200	6,037,056
Monsanto Co.	90,896	10,593,929
Mosaic Co. (The)	52,500	2,481,675
PPG Industries, Inc.	24,700	4,684,602
Praxair, Inc.	50,900	6,618,527
Sherwin-Williams Co. (The)	14,800	2,715,800
Sigma-Aldrich Corp.	20,700	1,946,007

		71,824,330

Commercial Banks — 2.7%
BB&T Corp.	121,500	4,534,380
Comerica, Inc.	29,650	1,409,561
Fifth Third Bancorp	153,949	3,237,547
Huntington Bancshares, Inc.	144,675	1,396,114
KeyCorp	159,900	2,145,858
M&T Bank Corp.	21,600	2,514,672
PNC Financial Services Group, Inc.	90,293	7,004,931
Regions Financial Corp.	249,312	2,465,696
SunTrust Banks, Inc.	94,600	3,482,226
US Bancorp	315,181	12,733,312
Wells Fargo & Co.	820,736	37,261,414
Zions Bancorporation(a)	30,000	898,800

		79,084,511

SEE NOTES TO FINANCIAL STATEMENTS.

A153

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services & Supplies — 0.5%
ADT Corp. (The)(a)	33,700	$1,363,839
Cintas Corp.(a)	17,200	1,024,948
Iron Mountain, Inc.	31,817	965,646
Pitney Bowes, Inc.(a)	34,700	808,510
Republic Services, Inc.	42,635	1,415,482
Stericycle, Inc.*	13,900	1,614,763
Tyco International Ltd.	81,800	3,357,072
Waste Management, Inc.	75,830	3,402,492

		13,952,752

Communications Equipment — 1.7%
Cisco Systems, Inc.	916,475	20,574,864
F5 Networks, Inc.*(a)	14,500	1,317,470
Harris Corp.	19,500	1,361,295
Juniper Networks, Inc.*	89,600	2,022,272
Motorola Solutions, Inc.	36,327	2,452,073
QUALCOMM, Inc.	290,550	21,573,338

		49,301,312

Computers & Peripherals — 4.0%
Apple, Inc.	154,015	86,419,357
EMC Corp.	356,374	8,962,806
Hewlett-Packard Co.	324,866	9,089,751
NetApp, Inc.	59,900	2,464,286
SanDisk Corp.(a)	39,700	2,800,438
Seagate Technology PLC	54,800	3,077,568
Western Digital Corp.	33,900	2,844,210

		115,658,416

Construction & Engineering — 0.2%
Fluor Corp.	28,200	2,264,178
Jacobs Engineering Group, Inc.*	22,200	1,398,378
Quanta Services, Inc.*	33,000	1,041,480

		4,704,036

Construction Materials
Vulcan Materials Co.	22,300	1,325,066

Consumer Finance — 1.0%
American Express Co.	157,300	14,271,829
Capital One Financial Corp.	100,269	7,681,608
Discover Financial Services	83,505	4,672,105
SLM Corp.	77,000	2,023,560

		28,649,102

Containers & Packaging — 0.2%
Avery Dennison Corp.	16,900	848,211
Ball Corp.	24,300	1,255,338
Bemis Co., Inc.	17,900	733,184
MeadWestvaco Corp.	31,689	1,170,275
Owens-Illinois, Inc.*	30,400	1,087,712
Sealed Air Corp.	31,620	1,076,661

		6,171,381

Distributors — 0.1%
Genuine Parts Co.	24,825	2,065,192

Diversified Consumer Services — 0.1%
Graham Holdings Co. (Class B Stock)	700	464,324
H&R Block, Inc.	47,600	1,382,304

		1,846,628

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services — 5.1%
Bank of America Corp.	1,825,182	$28,418,084
Berkshire Hathaway, Inc. (Class B Stock)*	306,400	36,326,784
Citigroup, Inc.	520,022	27,098,346
CME Group, Inc.	54,800	4,299,608
IntercontinentalExchange, Inc.	19,399	4,363,132
JPMorgan Chase & Co.	644,045	37,663,752
Leucadia National Corp.	45,200	1,280,968
McGraw-Hill Financial, Inc.	47,800	3,737,960
Moody’s Corp.	30,020	2,355,669
NASDAQ OMX Group, Inc. (The)	20,700	823,860

		146,368,163

Diversified Telecommunication Services — 2.1%
AT&T, Inc.	903,211	31,756,899
CenturyLink, Inc.	106,485	3,391,547
Frontier Communications Corp.	164,916	766,859
Verizon Communications, Inc.	491,738	24,164,005
Windstream Holdings, Inc.(a)	93,065	742,659

		60,821,969

Electric Utilities — 1.6%
American Electric Power Co., Inc.	83,040	3,881,290
Duke Energy Corp.	121,548	8,388,027
Edison International	58,500	2,708,550
Entergy Corp.(a)	31,700	2,005,659
Exelon Corp.(a)	149,373	4,091,326
FirstEnergy Corp.	74,180	2,446,456
NextEra Energy, Inc.	71,175	6,094,004
Northeast Utilities	56,600	2,399,274
Pepco Holdings, Inc.	35,700	682,941
Pinnacle West Capital Corp.	18,500	979,020
PPL Corp.	105,100	3,162,459
Southern Co. (The)	152,100	6,252,831
Xcel Energy, Inc.	86,495	2,416,670

		45,508,507

Electrical Equipment — 0.8%
AMETEK, Inc.	36,600	1,927,722
Eaton Corp., PLC	79,761	6,071,407
Emerson Electric Co.	120,600	8,463,708
Rockwell Automation, Inc.	24,400	2,883,104
Roper Industries, Inc.	17,100	2,371,428

		21,717,369

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp. (Class A Stock)	27,700	2,470,286
Corning, Inc.	247,600	4,412,232
FLIR Systems, Inc.	23,500	707,350
Jabil Circuit, Inc.	34,100	594,704
TE Connectivity Ltd.	70,500	3,885,255

		12,069,827

Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	77,948	4,307,406
Cameron International Corp.*	40,800	2,428,824
Diamond Offshore Drilling, Inc.	12,500	711,500
Ensco PLC (Class A Stock)	39,700	2,270,046
FMC Technologies, Inc.*	38,300	1,999,643
Halliburton Co.	143,700	7,292,775

SEE NOTES TO FINANCIAL STATEMENTS.

A154

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services (continued)
Helmerich & Payne, Inc.	18,400	$1,547,072
Nabors Industries Ltd.	45,700	776,443
National Oilwell Varco, Inc.	74,000	5,885,220
Noble Corp. PLC	45,300	1,697,391
Rowan Cos. PLC (Class A Stock)*	20,500	724,880
Schlumberger Ltd.	225,572	20,326,293
Transocean Ltd.(a)	53,400	2,639,028

		52,606,521

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	75,722	9,011,675
CVS Caremark Corp.	205,538	14,710,355
Kroger Co. (The)	91,000	3,597,230
Safeway, Inc.	40,200	1,309,314
Sysco Corp.	101,500	3,664,150
Wal-Mart Stores, Inc.	276,900	21,789,261
Walgreen Co.	149,000	8,558,560
Whole Foods Market, Inc.	59,800	3,458,234

		66,098,779

Food Products — 1.5%
Archer-Daniels-Midland Co.	115,138	4,996,989
Campbell Soup Co.(a)	30,100	1,302,728
ConAgra Foods, Inc.	70,300	2,369,110
General Mills, Inc.	109,400	5,460,154
Hershey Co. (The)	25,700	2,498,811
Hormel Foods Corp.	23,600	1,066,012
J.M. Smucker Co. (The)	18,200	1,885,884
Kellogg Co.	42,900	2,619,903
Kraft Foods Group, Inc.	102,037	5,501,835
McCormick & Co., Inc.	23,100	1,592,052
Mead Johnson Nutrition Co.	34,993	2,931,014
Mondelez International, Inc. (Class A Stock)	302,811	10,689,228
Tyson Foods, Inc. (Class A Stock)	50,100	1,676,346

		44,590,066

Gas Utilities — 0.1%
AGL Resources, Inc.	19,837	936,902
ONEOK, Inc.	36,240	2,253,403

		3,190,305

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	266,350	10,209,196
Baxter International, Inc.	93,200	6,482,060
Becton Dickinson and Co.	33,800	3,734,562
Boston Scientific Corp.*	225,299	2,708,094
C.R. Bard, Inc.	13,000	1,741,220
CareFusion Corp.*	35,837	1,427,029
Covidien PLC	79,000	5,379,900
DENTSPLY International, Inc.	22,500	1,090,800
Edwards Lifesciences Corp.*	20,200	1,328,352
Intuitive Surgical, Inc.*	6,550	2,515,724
Medtronic, Inc.	172,800	9,916,992
St. Jude Medical, Inc.	50,300	3,116,085
Stryker Corp.	49,600	3,726,944
Varian Medical Systems, Inc.*	19,300	1,499,417
Zimmer Holdings, Inc.	29,486	2,747,800

		57,624,175

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — 2.0%
Aetna, Inc.	62,257	$4,270,208
AmerisourceBergen Corp.	39,900	2,805,369
Cardinal Health, Inc.	58,975	3,940,120
CIGNA Corp.	48,400	4,234,032
DaVita HealthCare Partners, Inc.*	30,600	1,939,122
Express Scripts Holding Co.*	137,826	9,680,898
Humana, Inc.	26,300	2,714,686
Laboratory Corp. of America Holdings*(a)	15,500	1,416,235
McKesson Corp.	38,807	6,263,450
Patterson Cos., Inc.	15,900	655,080
Quest Diagnostics, Inc.(a)	26,300	1,408,102
Tenet Healthcare Corp.*(a)	17,800	749,736
UnitedHealth Group, Inc.	171,500	12,913,950
WellPoint, Inc.	51,500	4,758,085

		57,749,073

Health Care Technology — 0.1%
Cerner Corp.*	49,800	2,775,852

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	76,100	3,056,937
Chipotle Mexican Grill, Inc.*	5,300	2,823,734
Darden Restaurants, Inc.(a)	23,350	1,269,540
International Game Technology	50,300	913,448
Marriott International, Inc. (Class A Stock)	39,303	1,939,996
McDonald’s Corp.	171,000	16,592,130
Starbucks Corp.	130,000	10,190,700
Starwood Hotels & Resorts Worldwide, Inc.	32,800	2,605,960
Wyndham Worldwide Corp.	22,863	1,684,774
Wynn Resorts Ltd.(a)	12,500	2,427,625
Yum! Brands, Inc.	74,600	5,640,506

		49,145,350

Household Durables — 0.4%
D.R. Horton, Inc.*(a)	45,200	1,008,864
Garmin Ltd.(a)	16,200	748,764
Harman International Industries, Inc.	13,200	1,080,420
Leggett & Platt, Inc.(a)	26,200	810,628
Lennar Corp. (Class A Stock)(a)	24,300	961,308
Mohawk Industries, Inc.*	6,900	1,027,410
Newell Rubbermaid, Inc.	51,249	1,660,980
PulteGroup, Inc.	53,685	1,093,563
Whirlpool Corp.	13,907	2,181,452

		10,573,389

Household Products — 2.0%
Clorox Co. (The)(a)	22,500	2,087,100
Colgate-Palmolive Co.	151,100	9,853,231
Kimberly-Clark Corp.	66,488	6,945,336
Procter & Gamble Co. (The)	465,606	37,904,984

		56,790,651

Independent Power Producers & Energy Traders — 0.1%
AES Corp.	111,800	1,622,218
NRG Energy, Inc.	49,500	1,421,640

		3,043,858

SEE NOTES TO FINANCIAL STATEMENTS.

A155

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Industrial Conglomerates — 2.5%
3M Co.	109,700	$15,385,425
Danaher Corp.	102,200	7,889,840
General Electric Co.	1,729,775	48,485,593

		71,760,858

Insurance — 2.9%
ACE Ltd.	62,100	6,429,213
Aflac, Inc.	85,000	5,678,000
Allstate Corp. (The)	82,788	4,515,258
American International Group, Inc.	258,429	13,192,800
Aon PLC	54,525	4,574,102
Assurant, Inc.	19,400	1,287,578
Chubb Corp. (The)	46,100	4,454,643
Cincinnati Financial Corp.(a)	30,128	1,577,803
Genworth Financial, Inc. (Class A Stock)*	103,200	1,602,696
Hartford Financial Services Group, Inc. (The)	80,100	2,902,023
Lincoln National Corp.	54,363	2,806,218
Loews Corp.	58,826	2,837,766
Marsh & McLennan Cos., Inc.	103,400	5,000,424
MetLife, Inc.	193,400	10,428,128
Principal Financial Group, Inc.	52,700	2,598,637
Progressive Corp. (The)	109,000	2,972,430
Torchmark Corp.	20,750	1,621,613
Travelers Cos., Inc. (The)	67,498	6,111,269
Unum Group	54,956	1,927,856
XL Group PLC	59,500	1,894,480

		84,412,937

Internet & Catalog Retail — 1.4%
Amazon.com, Inc.*	63,200	25,203,528
Expedia, Inc.	16,700	1,163,322
Netflix, Inc.*	9,400	3,460,798
priceline.com, Inc.*	8,800	10,229,120
TripAdvisor, Inc.*(a)	15,700	1,300,431

		41,357,199

Internet Software & Services — 3.1%
Akamai Technologies, Inc.*	30,400	1,434,272
eBay, Inc.*	200,100	10,983,489
Facebook, Inc. (Class A Stock)*	271,200	14,823,792
Google, Inc. (Class A Stock)*	48,035	53,833,305
VeriSign, Inc.*(a)	22,700	1,357,006
Yahoo!, Inc.*	163,900	6,628,116

		89,059,980

IT Services — 3.5%
Accenture PLC (Class A Stock)	108,500	8,920,870
Alliance Data Systems Corp.*(a)	6,100	1,603,873
Automatic Data Processing, Inc.	80,700	6,521,367
Cognizant Technology Solutions Corp. (Class A Stock)*	51,800	5,230,764
Computer Sciences Corp.	26,300	1,469,644
Fidelity National Information Services, Inc.	47,100	2,528,328
Fiserv, Inc.*	43,600	2,574,580
International Business Machines Corp.	174,525	32,735,654

COMMON STOCKS (continued)	Shares	Value (Note 2)
IT Services (continued)
MasterCard, Inc. (Class A Stock)	17,700	$14,787,642
Paychex, Inc.	54,850	2,497,321
Teradata Corp.*(a)	29,600	1,346,504
Total System Services, Inc.	29,993	998,167
Visa, Inc. (Class A Stock)	86,300	19,217,284
Western Union Co. (The)	99,104	1,709,544

		102,141,542

Leisure Equipment & Products — 0.1%
Hasbro, Inc.(a)	19,050	1,047,941
Mattel, Inc.	57,681	2,744,462

		3,792,403

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	56,482	3,230,206
Life Technologies Corp.*	30,630	2,321,754
PerkinElmer, Inc.	20,000	824,600
Thermo Fisher Scientific, Inc.(a)	63,600	7,081,860
Waters Corp.*	14,500	1,450,000

		14,908,420

Machinery — 1.7%
Caterpillar, Inc.	107,800	9,789,318
Cummins, Inc.	30,500	4,299,585
Deere & Co.	64,450	5,886,219
Dover Corp.	30,500	2,944,470
Flowserve Corp.	25,200	1,986,516
Illinois Tool Works, Inc.	69,475	5,841,458
Ingersoll-Rand PLC	46,300	2,852,080
Joy Global, Inc.(a)	16,600	970,934
PACCAR, Inc.	61,128	3,616,944
Pall Corp.	20,100	1,715,535
Parker Hannifin Corp.	26,087	3,355,832
Pentair Ltd.	34,107	2,649,091
Snap-on, Inc.	11,000	1,204,720
Stanley Black & Decker, Inc.	26,835	2,165,316
Xylem, Inc.	27,600	954,960

		50,232,978

Media — 3.6%
Cablevision Systems Corp. (Class A Stock)(a)	33,800	606,034
CBS Corp. (Class B Stock)	93,468	5,957,650
Comcast Corp. (Class A Stock)	449,946	23,381,444
DIRECTV*	86,325	5,964,194
Discovery Communications, Inc. (Class A Stock)*(a)	37,100	3,354,582
Gannett Co., Inc.	39,200	1,159,536
Interpublic Group of Cos., Inc. (The)	76,362	1,351,607
News Corp. (Class A Stock)*	88,125	1,588,013
Omnicom Group, Inc.	45,300	3,368,961
Scripps Networks Interactive, Inc. (Class A Stock)	15,600	1,347,996
Time Warner Cable, Inc.	49,326	6,683,673
Time Warner, Inc.	157,315	10,968,002
Twenty-First Century Fox, Inc. (Class A Stock)	337,900	11,887,322
Viacom, Inc. (Class B Stock)	70,743	6,178,694
Walt Disney Co. (The)	280,576	21,436,006

		105,233,714

SEE NOTES TO FINANCIAL STATEMENTS.

A156

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining — 0.5%
Alcoa, Inc.(a)	182,276	$1,937,594
Allegheny Technologies, Inc.	15,440	550,127
Cliffs Natural Resources, Inc.(a)	26,000	681,460
Freeport-McMoRan Copper & Gold, Inc.	177,412	6,695,529
Newmont Mining Corp.	89,403	2,058,951
Nucor Corp.	56,300	3,005,294
United States Steel Corp.(a)	19,740	582,330

		15,511,285

Multiline Retail — 0.7%
Dollar General Corp.*	48,700	2,937,584
Dollar Tree, Inc.*(a)	37,100	2,093,182
Family Dollar Stores, Inc.	16,400	1,065,508
Kohl’s Corp.	35,900	2,037,325
Macy’s, Inc.	64,520	3,445,368
Nordstrom, Inc.	24,300	1,501,740
Target Corp.	108,468	6,862,770

		19,943,477

Multi-Utilities — 1.1%
Ameren Corp.	42,000	1,518,720
CenterPoint Energy, Inc.	73,110	1,694,690
CMS Energy Corp.	45,800	1,226,066
Consolidated Edison, Inc.	52,400	2,896,672
Dominion Resources, Inc.	99,184	6,416,213
DTE Energy Co.	29,600	1,965,144
Integrys Energy Group, Inc.	12,050	655,641
NiSource, Inc.	49,600	1,630,848
PG&E Corp.	76,900	3,097,532
Public Service Enterprise Group, Inc.	89,200	2,857,968
SCANA Corp.	22,200	1,041,846
Sempra Energy	39,654	3,559,343
TECO Energy, Inc.(a)	34,200	589,608
Wisconsin Energy Corp.(a)	39,600	1,637,064

		30,787,355

Office Electronics — 0.1%
Xerox Corp.	206,511	2,513,239

Oil, Gas & Consumable Fuels — 8.2%
Anadarko Petroleum Corp.	86,426	6,855,310
Apache Corp.	69,250	5,951,345
Cabot Oil & Gas Corp.	73,600	2,852,736
Chesapeake Energy Corp.(a)	89,400	2,426,316
Chevron Corp.	328,642	41,050,672
ConocoPhillips	209,229	14,782,029
CONSOL Energy, Inc.(a)	35,600	1,354,224
Denbury Resources, Inc.*	66,900	1,099,167
Devon Energy Corp.	66,700	4,126,729
EOG Resources, Inc.	47,200	7,922,048
EQT Corp.	26,400	2,370,192
Exxon Mobil Corp.	746,504	75,546,205
Hess Corp.	47,875	3,973,625
Kinder Morgan, Inc.	109,943	3,957,948
Marathon Oil Corp.	122,594	4,327,568
Marathon Petroleum Corp.	51,647	4,737,579
Murphy Oil Corp.	30,800	1,998,304
Newfield Exploration Co.*	23,700	583,731

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.	62,800	$4,277,308
Occidental Petroleum Corp.	137,400	13,066,740
Peabody Energy Corp.	47,100	919,863
Phillips 66	104,164	8,034,169
Pioneer Natural Resources Co.	22,400	4,123,168
QEP Resources, Inc.	28,200	864,330
Range Resources Corp.	27,900	2,352,249
Southwestern Energy Co.*	62,500	2,458,125
Spectra Energy Corp.	116,742	4,158,350
Tesoro Corp.	24,100	1,409,850
Valero Energy Corp.	91,600	4,616,640
Williams Cos., Inc. (The)	116,500	4,493,405
WPX Energy, Inc.*(a)	36,133	736,397

		237,426,322

Paper & Forest Products — 0.1%
International Paper Co.	75,567	3,705,050

Personal Products — 0.1%
Avon Products, Inc.	76,700	1,320,774
Estee Lauder Cos., Inc. (The) (Class A Stock)	40,500	3,050,460

		4,371,234

Pharmaceuticals — 5.7%
AbbVie, Inc.	274,500	14,496,345
Actavis, Inc.*	28,400	4,771,200
Allergan, Inc.	49,650	5,515,122
Bristol-Myers Squibb Co.	285,140	15,155,191
Eli Lilly & Co.	171,300	8,736,300
Forest Laboratories, Inc.*	40,900	2,455,227
Hospira, Inc.*(a)	28,920	1,193,818
Johnson & Johnson	484,996	44,420,784
Merck & Co., Inc.	501,504	25,100,267
Mylan, Inc.*	68,500	2,972,900
Perrigo Co. PLC	19,100	2,931,086
Pfizer, Inc.	1,113,623	34,110,272
Zoetis, Inc.	79,800	2,608,662

		164,467,174

Professional Services — 0.2%
Dun & Bradstreet Corp. (The)	7,200	883,800
Equifax, Inc.	21,500	1,485,435
Nielsen Holdings NV	36,300	1,665,807
Robert Half International, Inc.	23,100	969,969

		5,005,011

Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp.	71,500	5,707,130
Apartment Investment & Management Co. (Class A Stock)	24,074	623,757
AvalonBay Communities, Inc.	19,418	2,295,790
Boston Properties, Inc.	26,200	2,629,694
Equity Residential(a)	55,600	2,883,972
General Growth Properties, Inc.(a)	81,000	1,625,670
HCP, Inc.	78,700	2,858,384
Health Care REIT, Inc.(a)	46,300	2,480,291
Host Hotels & Resorts, Inc.(a)	123,726	2,405,233
Kimco Realty Corp.	76,400	1,508,900
Macerich Co. (The)	20,200	1,189,578

SEE NOTES TO FINANCIAL STATEMENTS.

A157

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Plum Creek Timber Co., Inc.(a)	25,900	$1,204,609
Prologis, Inc.	82,828	3,060,495
Public Storage	25,400	3,823,208
Simon Property Group, Inc.	55,001	8,368,952
Ventas, Inc.	51,204	2,932,965
Vornado Realty Trust	32,157	2,855,220
Weyerhaeuser Co.	99,310	3,135,217

		51,589,065

Real Estate Management & Development
CBRE Group, Inc. (Class A Stock)*	53,500	1,407,050

Road & Rail — 0.9%
CSX Corp.	176,672	5,082,853
Kansas City Southern	16,800	2,080,344
Norfolk Southern Corp.	54,300	5,040,669
Ryder System, Inc.	9,100	671,398
Union Pacific Corp.	79,250	13,314,000

		26,189,264

Semiconductors & Semiconductor Equipment — 2.0%
Altera Corp.	52,500	1,707,825
Analog Devices, Inc.	52,900	2,694,197
Applied Materials, Inc.	213,900	3,783,891
Broadcom Corp. (Class A Stock)	86,950	2,578,068
First Solar, Inc.*(a)	7,200	393,408
Intel Corp.	852,900	22,141,284
KLA-Tencor Corp.	28,700	1,850,002
Lam Research Corp.*	29,750	1,619,888
Linear Technology Corp.(a)	42,300	1,926,765
LSI Corp.	93,600	1,031,472
Microchip Technology, Inc.	31,900	1,427,525
Micron Technology, Inc.*	165,900	3,609,984
NVIDIA Corp.(a)	96,450	1,545,129
Texas Instruments, Inc.	190,000	8,342,900
Xilinx, Inc.	44,000	2,020,480

		56,672,818

Software — 3.4%
Adobe Systems, Inc.*	76,875	4,603,275
Autodesk, Inc.*	36,900	1,857,177
CA, Inc.	56,973	1,917,141
Citrix Systems, Inc.*	32,400	2,049,300
Electronic Arts, Inc.*(a)	52,800	1,211,232
Intuit, Inc.(a)	49,000	3,739,680
Microsoft Corp.	1,300,300	48,670,229
Oracle Corp.	610,095	23,342,235
Red Hat, Inc.*	33,300	1,866,132
Salesforce.com, Inc.*(a)	90,000	4,967,100
Symantec Corp.	124,211	2,928,895

		97,152,396

Specialty Retail — 2.2%
AutoNation, Inc.*	6,089	302,562
AutoZone, Inc.*(a)	5,600	2,676,464
Bed Bath & Beyond, Inc.*(a)	36,400	2,922,920
Best Buy Co., Inc.	48,025	1,915,237
CarMax, Inc.*(a)	40,000	1,880,800
GameStop Corp. (Class A Stock)	21,800	1,073,868

COMMON STOCKS (continued)	Shares	Value (Note 2)
Specialty Retail (continued)
Gap, Inc. (The)	46,387	$1,812,804
Home Depot, Inc. (The)	241,069	19,849,621
L Brands, Inc.	42,496	2,628,378
Lowe’s Cos., Inc.	180,325	8,935,104
O’Reilly Automotive, Inc.*(a)	17,100	2,200,941
PetSmart, Inc.(a)	19,100	1,389,525
Ross Stores, Inc.	37,800	2,832,354
Staples, Inc.	110,800	1,760,612
Tiffany & Co.	19,400	1,799,932
TJX Cos., Inc. (The)	122,700	7,819,671
Urban Outfitters, Inc.*	19,000	704,900

		62,505,693

Textiles, Apparel & Luxury Goods — 0.8%
Coach, Inc.	50,500	2,834,565
Fossil Group, Inc.*	8,300	995,502
Michael Kors Holdings Ltd.*	27,700	2,248,963
NIKE, Inc. (Class B Stock)	129,800	10,207,472
PVH Corp.	12,000	1,632,240
Ralph Lauren Corp.	11,000	1,942,270
VF Corp.	62,144	3,874,057

		23,735,069

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	86,900	819,467
People’s United Financial, Inc.	59,200	895,104

		1,714,571

Tobacco — 1.5%
Altria Group, Inc.	344,900	13,240,711
Lorillard, Inc.	62,493	3,167,145
Philip Morris International, Inc.	273,600	23,838,768
Reynolds American, Inc.	53,800	2,689,462

		42,936,086

Trading Companies & Distributors — 0.2%
Fastenal Co.(a)	47,600	2,261,476
W.W. Grainger, Inc.	10,700	2,732,994

		4,994,470

Wireless Telecommunication Services — 0.1%
Crown Castle International Corp.*	52,700	3,869,758

TOTAL LONG-TERM INVESTMENTS (cost $1,062,854,343)		2,820,811,157

SHORT-TERM INVESTMENTS — 5.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 5.4%
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $156,953,844; includes $94,754,164 of cash collateral for securities on loan) (Note 4)(b)(c)	156,953,844	156,953,844

SEE NOTES TO FINANCIAL STATEMENTS.

A158

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

SHORT-TERM INVESTMENTS (continued)	Principal Amount (000)#	Value (Note 2)
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill, 0.057%, 03/20/14 (cost $3,799,534)(d)(e)	$3,800	$3,799,514

TOTAL SHORT-TERM INVESTMENTS (cost $160,753,378)		160,753,358

TOTAL INVESTMENTS — 103.1% (cost $1,223,607,721)		2,981,564,515
LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (3.1)%		(91,014,730)

NET ASSETS — 100.0%		$2,890,549,785

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

#	Principal amount shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $92,674,777; cash collateral of $94,754,164 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(d)	Rate quoted represents yield-to-maturity as of purchase date.

(e)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at December 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2013	Unrealized Appreciation
Long Position:
153	S&P 500 Index	Mar. 2014	$67,743,757	$70,422,075	$2,678,318

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,820,811,157	$—	$—
Affiliated Money Market Mutual Fund	156,953,844	—	—
U.S. Treasury Obligation	—	3,799,514	—
Other Financial Instruments*
Futures Contract	2,678,318	—	—

Total	$2,980,443,319	$3,799,514	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	5.7
Affiliated Money Market Mutual Fund (including 3.3% of collateral received for securities on loan)	5.4
Diversified Financial Services	5.1
Computers & Peripherals	4.0
Media	3.6
IT Services	3.5
Software	3.4
Internet Software & Services	3.1
Insurance	2.9
Commercial Banks	2.7
Aerospace & Defense	2.7
Chemicals	2.5
Industrial Conglomerates	2.5
Biotechnology	2.4
Food & Staples Retailing	2.3
Capital Markets	2.2
Specialty Retail	2.2
Beverages	2.1
Diversified Telecommunication Services	2.1
Health Care Providers & Services	2.0
Health Care Equipment & Supplies	2.0
Household Products	2.0
Semiconductors & Semiconductor Equipment	2.0
Energy Equipment & Services	1.8
Real Estate Investment Trusts (REITs)	1.8
Machinery	1.7
Communications Equipment	1.7
Hotels, Restaurants & Leisure	1.7
Electric Utilities	1.6
Food Products	1.5
Tobacco	1.5
Internet & Catalog Retail	1.4
Multi-Utilities	1.1

Consumer Finance	1.0%
Road & Rail	0.9
Textiles, Apparel & Luxury Goods	0.8
Air Freight & Logistics	0.8
Electrical Equipment	0.8
Automobiles	0.7
Multiline Retail	0.7
Metals & Mining	0.5
Life Sciences Tools & Services	0.5
Commercial Services & Supplies	0.5
Electronic Equipment, Instruments & Components	0.4
Auto Components	0.4
Household Durables	0.4
Containers & Packaging	0.2
Airlines	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Construction & Engineering	0.2
Personal Products	0.1
Wireless Telecommunication Services	0.1
U.S. Treasury Obligation	0.1
Leisure Equipment & Products	0.1
Paper & Forest Products	0.1
Gas Utilities	0.1
Independent Power Producers & Energy Traders	0.1
Health Care Technology	0.1
Office Electronics	0.1
Distributors	0.1
Building Products	0.1
Diversified Consumer Services	0.1
Thrifts & Mortgage Finance	0.1

103.1
Liabilities in excess of other assets	(3.1)

100.0%

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker — variation margin	$2,678,318	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$14,568,035

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$3,070,209

For the year ended December 31, 2013, the Fund’s average value at trade date for futures long positions was $62,711,799.

SEE NOTES TO FINANCIAL STATEMENTS.

A160

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$92,674,777	$—	$—	$92,674,777
Exchange-traded and cleared derivatives	244,800		—	244,800

				92,919,577

Collateral Amounts Pledged/(Received):
Securities on loan				(92,674,777)
Exchange-traded and cleared derivatives				—

Net Amount				$244,800

SEE NOTES TO FINANCIAL STATEMENTS.

A161

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $92,674,777:
Unaffiliated investments (cost $1,066,653,877)	$2,824,610,671
Affiliated investments (cost $156,953,844)	156,953,844
Cash	16,482
Receivable for investments sold	4,173,595
Dividends and interest receivable	3,863,431
Due from broker—variation margin	244,800
Prepaid expenses	24,238
Receivable for Series shares sold	6,102

Total Assets	2,989,893,163

LIABILITIES
Collateral for securities on loan	94,754,164
Payable for Series shares repurchased	1,988,618
Payable for investments purchased	1,705,348
Management fee payable	722,914
Accrued expenses and other liabilities	171,408
Affiliated transfer agent fee payable	926

Total Liabilities	99,343,378

NET ASSETS	$2,890,549,785

Net assets were comprised of:
Paid-in capital	$954,708,112
Retained earnings	1,935,841,673

Net assets, December 31, 2013	$2,890,549,785

Net asset value and redemption price per share, $2,890,549,785 / 61,470,972 outstanding shares of beneficial interest	$47.02

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $29,873)	$54,718,373
Affiliated income from securities loaned, net	187,931
Affiliated dividend income	89,609
Interest	1,306

54,997,219

EXPENSES
Management fee	9,223,633
Custodian’s fees and expenses	265,000
Shareholders’ reports	150,000
Trustees’ fees	33,000
Insurance expenses	30,000
Audit fee	20,000
Legal fees and expenses	14,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	25,228

Total expenses	9,776,861
Less: Management fee waiver (Note 3)	(1,317,662)

Net expenses	8,459,199

NET INVESTMENT INCOME	46,538,020

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	63,099,810
Futures transactions	14,568,035

77,667,845

Net change in unrealized appreciation (depreciation) on:
Investments	596,802,571
Futures	3,070,209

599,872,780

NET GAIN ON INVESTMENTS	677,540,625

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$724,078,645

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$46,538,020	$45,446,287
Net realized gain on investments	77,667,845	55,517,092
Net change in unrealized appreciation (depreciation) on investments	599,872,780	230,843,600

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	724,078,645	331,806,979

DISTRIBUTIONS	—	(45,812,464)

SERIES SHARE TRANSACTIONS:
Series shares sold [952,181 and 1,497,834 shares, respectively]	39,860,195	52,031,635
Series shares issued in reinvestment of distributions [0 and 1,398,000 shares, respectively]	—	45,812,464
Series shares repurchased [5,120,314 and 5,978,533 shares, respectively]	(213,653,470)	(205,985,546)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(173,793,275)	(108,141,447)

TOTAL INCREASE IN NET ASSETS	550,285,370	177,853,068
NET ASSETS:
Beginning of year	2,340,264,415	2,162,411,347

End of year	$2,890,549,785	$2,340,264,415

SEE NOTES TO FINANCIAL STATEMENTS.

A162

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS		December 31, 2013

LONG-TERM INVESTMENTS — 99.4%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.0%
Boeing Co. (The)	229,765	$31,360,625

Airlines — 2.2%
American Airlines Group, Inc.*(a)	463,000	11,690,750
United Continental Holdings, Inc.*	608,609	23,023,678

		34,714,428

Auto Components — 1.7%
Lear Corp.	327,506	26,518,161

Automobiles — 1.2%
General Motors Co.*	458,293	18,730,435

Capital Markets — 4.5%
Goldman Sachs Group, Inc. (The)	218,534	38,737,337
Morgan Stanley	1,021,713	32,040,920

		70,778,257

Commercial Banks — 5.0%
PNC Financial Services Group, Inc. (The)	411,170	31,898,569
Wells Fargo & Co.	1,032,903	46,893,796

		78,792,365

Communications Equipment — 1.2%
JDS Uniphase Corp.*	1,445,316	18,760,202

Computers & Peripherals — 1.0%
Apple, Inc.	29,202	16,385,534

Consumer Finance — 2.9%
Capital One Financial Corp.	274,725	21,046,682
SLM Corp.	924,996	24,308,895

		45,355,577

Diversified Financial Services — 6.9%
Citigroup, Inc.	710,030	36,999,663
ING US, Inc.	667,171	23,451,061
JPMorgan Chase & Co.	823,238	48,142,958

		108,593,682

Diversified Telecommunication Services — 3.0%
CenturyLink, Inc.	677,610	21,581,879
Vivendi SA (France)	962,762	25,395,262

		46,977,141

Electronic Equipment, Instruments & Components — 2.3%
Flextronics International Ltd. (Singapore)*	4,609,385	35,814,921

Energy Equipment & Services — 1.4%
Halliburton Co.	444,810	22,574,108

Food & Staples Retailing — 1.8%
CVS Caremark Corp.	241,545	17,287,376
Wal-Mart Stores, Inc.	148,026	11,648,166

		28,935,542

Food Products — 3.3%
Bunge Ltd.	337,018	27,672,548
Mondelez International, Inc. (Class A Stock)	710,400	25,077,120

		52,749,668

Health Care Providers & Services — 6.9%
CIGNA Corp.	264,904	23,173,802
Express Scripts Holding Co.*	477,007	33,504,972

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services (continued)
HCA Holdings, Inc.*	648,097	$30,920,708
UnitedHealth Group, Inc.	273,949	20,628,360

		108,227,842

Hotels, Restaurants & Leisure — 4.3%
Carnival Corp.	648,472	26,049,120
Hilton Worldwide Holdings, Inc.*	160,138	3,563,071
Hyatt Hotels Corp. (Class A Stock)*	354,307	17,524,024
International Game Technology	1,173,698	21,314,356

		68,450,571

Independent Power Producers & Energy Traders — 1.7%
Calpine Corp.*	1,407,164	27,453,770

Industrial Conglomerates — 1.1%
Siemens AG (Germany), ADR	119,533	16,556,516

Insurance — 5.0%
Axis Capital Holdings Ltd. (Bermuda)	306,255	14,568,550
MetLife, Inc.	624,490	33,672,501
Travelers Cos., Inc. (The)	175,043	15,848,393
XL Group PLC (Ireland)	454,387	14,467,682

		78,557,126

Internet Software & Services — 2.0%
Google, Inc. (Class A Stock)*	27,460	30,774,697

Machinery — 1.4%
SPX Corp.	220,475	21,961,515

Media — 4.3%
Comcast Corp. (Class A Stock)	517,700	26,902,281
Liberty Global PLC (United Kingdom) (Class C Stock)*	487,917	41,141,161

		68,043,442

Metals & Mining — 1.6%
Goldcorp, Inc. (Canada)	1,158,307	25,100,513

Multiline Retail — 0.6%
J.C. Penney Co., Inc.*(a)	1,092,483	9,996,219

Oil, Gas & Consumable Fuels — 12.5%
Anadarko Petroleum Corp.	273,597	21,701,714
Denbury Resources, Inc.*	949,360	15,597,985
EOG Resources, Inc.	153,264	25,723,830
Marathon Oil Corp.	864,372	30,512,332
Marathon Petroleum Corp.	90,429	8,295,052
Noble Energy, Inc.	445,896	30,369,977
Occidental Petroleum Corp.	235,422	22,388,632
Suncor Energy, Inc. (Canada)	604,407	21,184,465
Williams Cos., Inc. (The)	558,568	21,543,968

		197,317,955

Personal Products — 1.3%
Avon Products, Inc.	1,199,761	20,659,884

Pharmaceuticals — 10.2%
Actavis, Inc.*	168,541	28,314,888
Bayer AG (Germany), ADR	152,248	21,619,216
Merck & Co., Inc.	313,451	15,688,223
Mylan, Inc.*	776,089	33,682,263
Sanofi (France), ADR	551,359	29,569,383
Shire PLC (Ireland), ADR	137,678	19,452,525

SEE NOTES TO FINANCIAL STATEMENTS.

A163

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd. (Israel), ADR	290,910	$11,659,673

		159,986,171

Road & Rail — 3.3%
Hertz Global Holdings, Inc.*	1,013,588	29,008,887
Union Pacific Corp.	136,368	22,909,822

		51,918,709

Semiconductors & Semiconductor Equipment — 0.8%
Intel Corp.	500,207	12,985,373

Software — 1.3%
Microsoft Corp.	560,159	20,966,751

Specialty Retail — 0.5%
Bed Bath & Beyond, Inc.*(a)	97,358	7,817,847

Wireless Telecommunication Services — 0.2%
NII Holdings, Inc.*	1,393,456	3,832,004

TOTAL LONG-TERM INVESTMENTS (cost $1,130,604,779)		1,567,647,551

SHORT-TERM INVESTMENT — 3.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $53,272,011; includes $27,563,848 of cash collateral for securities on loan) (Note 4)(b)(c)	53,272,011	53,272,011

TOTAL INVESTMENTS — 102.8% (cost $1,183,876,790)		1,620,919,562
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.8)%		(44,772,312)

NET ASSETS — 100.0%		$1,576,147,250

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $26,129,834; cash collateral of $27,563,848 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,542,252,289	$25,395,262	$—
Affiliated Money Market Mutual Fund	53,272,011	—	—

Total	$1,595,524,300	$25,395,262	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A164

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

Oil, Gas & Consumable Fuels	12.5%
Pharmaceuticals	10.2
Diversified Financial Services	6.9
Health Care Providers & Services	6.9
Commercial Banks	5.0
Insurance	5.0
Capital Markets	4.5
Hotels, Restaurants & Leisure	4.3
Media	4.3
Affiliated Money Market Mutual Fund (including 1.7% of collateral received for securities on loan)	3.4
Food Products	3.3
Road & Rail	3.3
Diversified Telecommunication Services	3.0
Consumer Finance	2.9
Electronic Equipment, Instruments & Components	2.3
Airlines	2.2
Aerospace & Defense	2.0
Internet Software & Services	2.0
Food & Staples Retailing	1.8

Independent Power Producers & Energy Traders	1.7%
Auto Components	1.7
Metals & Mining	1.6
Energy Equipment & Services	1.4
Machinery	1.4
Software	1.3
Personal Products	1.3
Communications Equipment	1.2
Automobiles	1.2
Industrial Conglomerates	1.1
Computers & Peripherals	1.0
Semiconductors & Semiconductor Equipment	0.8
Multiline Retail	0.6
Specialty Retail	0.5
Wireless Telecommunication Services	0.2

102.8
Liabilities in excess of other assets	(2.8)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on loan	$26,129,834	$—	$—	$26,129,834
Collateral Amounts Pledged/(Received):
Securities on loan				(26,129,834)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A165

VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $26,129,834:
Unaffiliated investments (cost $1,130,604,779)	$1,567,647,551
Affiliated investments (cost $53,272,011)	53,272,011
Cash	7,802,304
Receivable for investments sold	4,188,922
Dividends and interest receivable	978,484
Tax reclaim receivable	615,408
Receivable for Series shares sold	47,899
Prepaid expenses	13,267

Total Assets	1,634,565,846

LIABILITIES
Payable for investments purchased	29,848,168
Collateral for securities on loan	27,563,848
Management fee payable	459,263
Payable for Series shares repurchased	346,993
Accrued expenses and other liabilities	196,304
Distribution fee payable	1,541
Deferred trustees’ fees	1,000
Administration fee payable	553
Affiliated transfer agent fee payable	926

Total Liabilities	58,418,596

NET ASSETS	$1,576,147,250

Net assets were comprised of:
Paid-in capital	$1,157,335,925
Retained earnings	418,811,325

Net assets, December 31, 2013	$1,576,147,250

Class I:
Net asset value and redemption price per share, $1,568,716,126 / 65,235,694 outstanding shares of beneficial interest	$24.05

Class II:
Net asset value and redemption price per share, $7,431,124 / 308,084 outstanding shares of beneficial interest	$24.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $826,690)	$20,718,996
Affiliated income from securities loaned, net	228,413
Affiliated dividend income	69,849

21,017,258

EXPENSES
Management fee	5,764,056
Distribution fee—Class II	17,555
Administration fee—Class II	10,533
Custodian’s fees and expenses	146,000
Shareholders’ reports	140,000
Trustees’ fees	24,000
Audit fee	20,000
Insurance expenses	16,000
Legal fees and expenses	12,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	12,170

Total expenses	6,177,314
Less: Management fee waiver (Note 3)	(379,684)

Net expenses	5,797,630

NET INVESTMENT INCOME	15,219,628

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	184,045,844
Foreign currency transactions	5,175

184,051,019

Net change in unrealized appreciation (depreciation) on:
Investments	206,900,365
Foreign currencies	6,369

206,906,734

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	390,957,753

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$406,177,381

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,219,628	$17,134,113
Net realized gain (loss) on investments and foreign currencies	184,051,019	(7,142,198)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	206,906,734	162,783,620

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	406,177,381	172,775,535

DISTRIBUTIONS:
Class I	—	(12,289,580)
Class II	—	(34,396)

TOTAL DISTRIBUTIONS	—	(12,323,976)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	25,700,974	7,601,414
Series shares issued in reinvestment of distributions	—	12,323,976
Series shares repurchased	(125,239,881)	(148,489,438)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(99,538,907)	(128,564,048)

TOTAL INCREASE IN NET ASSETS	306,638,474	31,887,511
NET ASSETS:
Beginning of year	1,269,508,776	1,237,621,265

End of year	$1,576,147,250	$1,269,508,776

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of eighteen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to the thirteen Portfolios which are listed below along with each Portfolio’s investment objective.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio:    Long-term growth of capital.

Flexible Managed Portfolio:    Total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:    Long-term growth of capital.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital.

High Yield Bond Portfolio:    High total return.

Jennison Portfolio:    Long-term growth of capital.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity.

Natural Resources Portfolio:    Long-term growth of capital.

Small Capitalization Stock Portfolio:    Long-term growth of capital.

Stock Index Portfolio:    Achieve investment results that generally correspond to the performance of publicly traded common stocks.

Value Portfolio:    Capital appreciation.

The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

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Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following each Portfolio’s Schedule of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

The Money Market Portfolio values all of its securities of sufficient credit quality, at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may hold up to 15% of their net assets (the Money Market Portfolio may hold up to 10% of its net assets) in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case

B2

may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may be delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. Certain Portfolios of the Series Fund entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Short Sales:    Certain Portfolios of the Series Fund may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The High Yield Bond and Money Market Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a

B3

result, the Portfolio assumes the credit risk of the borrower and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

Certain Portfolios of the Series Fund entered into financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates and to manage yield curve duration. Certain Portfolios entered into equity index futures contracts to gain market exposure. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Options:    Certain Portfolios of the Series Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates, with respect to securities which the Portfolio currently owns or intends to purchase. Certain Portfolios also used purchased options to gain exposure to certain securities and foreign currencies. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options, and guarantees the futures and options contracts against default.

Swap Agreements:    Certain Portfolios of the Series Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with a counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

B4

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Certain Portfolios used interest rate swaps to either maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. Certain Portfolios have entered into credit default swaps to provide a measure of protection against defaults of the issuers. Certain Portfolios in the Series Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of particular issuer’s default by selling credit default swaps. A Portfolios’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the

B5

amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Certain Portfolios are parties to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian, and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2013, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by having master netting arrangements.

Warrants and Rights:    Certain Portfolios of the Series Fund hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending:    Each Portfolio of the Series Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities and any interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent

B6

thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    Certain Portfolios of the Series Fund enter into mortgage dollar rolls in which the Portfolio sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio declares and reinvests distributions, if any, daily. The Diversified Bond, Government Income and High Yield Bond Portfolios make distributions, if any, quarterly. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), Brown Advisory, LLC (“Brown”), LSV Asset Management (“LSV”), Quantitative Management Associates LLC (“QMA”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

B7

The management fee paid to PI is accrued daily and payable monthly, using the value of each of the Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75	***
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.13	*
Natural Resources Portfolio	0.45	0.42	****
Small Capitalization Stock Portfolio	0.40	0.37	****
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.30	**
Value Portfolio	0.40	0.37	****

*	In order to support the income yield, PI has voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield of the Portfolio (excluding capital gain or loss) does not fall below 0.00%. Prior to July 1, 2012, PI had voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield of the Portfolio (excluding capital gain or loss) did not fall below 0.02%. The waiver is voluntary and may be modified or terminated by PI at any time without notice. During the year ended December 31, 2013, the total waiver as a result of this voluntary agreement was $2,372,014 or an annualized 0.27% of the Money Market Portfolio’s average daily net assets.
**	Effective August 1, 2010, PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio.
***	Effective July 1, 2013, PI has contractually agreed, through June 30, 2014, to waive a portion of its management fee equal to an annual rate of 0.01% of the average net assets of the Portfolio.
****	Effective July 1, 2013, PI has contractually agreed, through June 30, 2014, to waive a portion of its management fee equal to an annual rate of 0.05% of the average net assets of the Portfolio.

At December 31, 2013, the Subadvisors that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
Conservative Balanced Portfolio	PIM, QMA
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison
Flexible Managed Portfolio	PIM, QMA
Global Portfolio	Brown*, LSV, QMA, T. Rowe & William Blair
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

*	Effective June 17, 2013, Brown replaced Marsico Capital Management, LLC.

The Series Fund has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually

B8

incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, PIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Certain Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2013, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Equity Portfolio	$327,037
Global Portfolio	10,550
Jennison Portfolio	113,838
Natural Resources Portfolio	46,140
Value Portfolio	100,046

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM also serves as the Series Fund’s security lending agent. For the year ended December 31, 2013, PIM was compensated as follows for these services by the Series Fund Portfolios:

Portfolio	Amount
Conservative Balanced Portfolio	$58,423
Diversified Bond Portfolio	42,369
Equity Portfolio	154,613
Flexible Managed Portfolio	63,420
Global Portfolio	9,724
Government Income Portfolio	18,321
High Yield Bond Portfolio	316,378
Jennison Portfolio	49,429
Natural Resources Portfolio	40,378
Small Capitalization Stock Portfolio	274,617
Stock Index Portfolio	56,135
Value Portfolio	68,227

Certain Portfolios invest in the Prudential Core Short-Term Bond Fund and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

B9

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2013 were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$3,265,647,924	$3,517,597,896
Diversified Bond Portfolio	714,275,381	730,599,512
Equity Portfolio	1,542,217,332	1,804,007,113
Flexible Managed Portfolio	5,977,365,074	6,160,852,936
Global Portfolio	450,199,419	475,325,106
Government Income Portfolio	4,613,567,528	4,626,048,667
High Yield Bond Portfolio	1,686,766,899	1,508,937,560
Jennison Portfolio	545,618,086	653,539,232
Natural Resources Portfolio	175,562,973	272,014,256
Small Capitalization Stock Portfolio	92,934,053	126,876,277
Stock Index Portfolio	66,804,219	189,640,875
Value Portfolio	574,529,803	627,801,353

Options written transactions, during the year ended December 31, 2013, were as follows:

Conservative Balanced Portfolio	Contracts	Premiums
Balance as of December 31, 2012	—	$—
Options written	14,512,453	111,097
Options terminated in closing purchase transactions	(14,512,194)	(70,929)
Options expired	(259)	(40,168)

Balance as of December 31, 2013	—	$—

Diversified Bond Portfolio	Contracts	Premiums
Balance as of December 31, 2012	—	$—
Options written	20,185,218	91,338
Options terminated in closing purchase transactions	(20,185,218)	(91,338)
Options expired

Balance as of December 31, 2013	—	$—

Flexible Managed Portfolio	Contracts	Premiums
Balance as of December 31, 2012	—	$—
Options written	17,544,586	137,948
Options terminated in closing purchase transactions	(17,544,255)	(87,828)
Options expired	(331)	(50,120)

Balance as of December 31, 2013	—	$—

Government Income Portfolio	Contracts	Premiums
Balance as of December 31, 2012	—	$—
Options written	11,592,452	98,166
Options terminated in closing purchase transactions	(11,592,198)	(61,410)
Options expired	(254)	(36,756)

Balance as of December 31, 2013	—	$—

Note 6:	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

B10

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2013, the Equity, Jennison, Natural Resources and Value Portfolios have Class II shares outstanding.

Transactions in shares of beneficial interest of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio:

Class I	Shares	Amount
Year ended December 31, 2013:
Series shares sold	497,608	$15,342,872
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(7,725,116)	(238,388,587)

Net increase (decrease) in shares outstanding	(7,227,508)	$(223,045,715)

Year ended December 31, 2012:
Series shares sold	665,566	$17,089,685
Series shares issued in reinvestment of distributions	764,646	18,817,932
Series shares repurchased	(9,596,928)	(249,386,485)

Net increase (decrease) in shares outstanding	(8,166,716)	$(213,478,868)

Class II
Year ended December 31, 2013:
Series shares sold	14,609	$480,313
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(17,287)	(551,629)

Net increase (decrease) in shares outstanding	(2,678)	$(71,316)

Year ended December 31, 2012:
Series shares sold	2,851	$75,562
Series shares issued in reinvestment of distributions	170	4,233
Series shares repurchased	(18,112)	(453,228)

Net increase (decrease) in shares outstanding	(15,091)	$(373,433)

Jennison Portfolio:

Class I	Shares	Amount
Year ended December 31, 2013:
Series shares sold	600,416	$18,575,262
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(3,796,246)	(117,710,464)

Net increase (decrease) in shares outstanding	(3,195,830)	$(99,135,202)

B11

Jennison Portfolio (cont’d):

Class I	Shares	Amount
Year ended December 31, 2012:
Series shares sold	1,025,506	$27,133,671
Series shares issued in reinvestment of distributions	75,735	1,936,533
Series shares repurchased	(4,559,725)	(120,020,319)

Net increase (decrease) in shares outstanding	(3,458,484)	$(90,950,115)

Class II
Year ended December 31, 2013:
Series shares sold	178,735	$5,502,476
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(337,133)	(10,158,265)

Net increase (decrease) in shares outstanding	(158,398)	$(4,655,789)

Year ended December 31, 2012:
Series shares sold	466,072	$12,156,641
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(592,524)	(15,413,992)

Net increase (decrease) in shares outstanding	(126,452)	$(3,257,351)

Natural Resources Portfolio:

Class I	Shares	Amount
Year ended December 31, 2013:
Series shares sold	352,213	$12,346,615
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(2,823,203)	(99,674,548)

Net increase (decrease) in shares outstanding	(2,470,990)	$(87,327,933)

Year ended December 31, 2012:
Series shares sold	364,027	$13,108,269
Series shares issued in reinvestment of distributions	2,374,743	73,450,794
Series shares repurchased	(3,246,104)	(115,601,851)

Net increase (decrease) in shares outstanding	(507,334)	$(29,042,788)

Class II
Year ended December 31, 2013:
Series shares sold	287,501	$10,062,470
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(643,622)	(22,702,718)

Net increase (decrease) in shares outstanding	(356,121)	$(12,640,248)

Year ended December 31, 2012:
Series shares sold	736,538	$28,087,620
Series shares issued in reinvestment of distributions	177,121	5,441,151
Series shares repurchased	(879,763)	(32,758,901)

Net increase (decrease) in shares outstanding	33,896	$769,870

Value Portfolio:

Class I	Shares	Amount
Year ended December 31, 2013:
Series shares sold	1,155,615	$25,006,947
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(5,836,962)	(123,779,113)

Net increase (decrease) in shares outstanding	(4,681,347)	$(98,772,166)

B12

Value Portfolio (cont’d):

Class I	Shares	Amount
Year ended December 31, 2012:
Series shares sold	430,235	$7,336,846
Series shares issued in reinvestment of distributions	770,990	12,289,580
Series shares repurchased	(8,582,460)	(147,590,033)

Net increase (decrease) in shares outstanding	(7,381,235)	$(127,963,607)

Class II
Year ended December 31, 2013:
Series shares sold	32,096	$694,027
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(67,319)	(1,460,768)

Net increase (decrease) in shares outstanding	(35,223)	$(766,741)

Year ended December 31, 2012:
Series shares sold	15,559	$264,568
Series shares issued in reinvestment of distributions	2,138	34,396
Series shares repurchased	(51,890)	(899,405)

Net increase (decrease) in shares outstanding	(34,193)	$(600,441)

Note 8:	Borrowings

The Portfolios (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolio utilized the SCA during the year ended December 31, 2013. The average balance outstanding is for the number of days the Portfolio had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Amount Outstanding at December 31, 2013
Jennison Portfolio	$877,910	67	1.45%	—

Note 9:	Ownership and Affiliates

As of December 31, 2013, all of Class I shares of record of each Portfolio were owned by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

B13

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2013(a)	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.77	$16.32	$15.96	$14.65	$12.69

Income (Loss) From Investment Operations:
Net investment income	.35	.38	.36	.37	.39
Net realized and unrealized gain on investments	2.51	1.43	.37	1.31	2.08

Total from investment operations	2.86	1.81	.73	1.68	2.47

Less Distributions	—	(.36)	(.37)	(.37)	(.51)

Net Asset Value, end of year	$20.63	$17.77	$16.32	$15.96	$14.65

Total Return(b)	16.09%	11.23%	4.60%	11.74%	20.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,504.4	$2,287.0	$2,191.6	$2,234.7	$2,138.7
Ratios to average net assets(c):
Expenses	.58%	.58%	.59%	.59%	.59%
Net investment income	1.84%	2.11%	2.12%	2.32%	2.68%
Portfolio turnover rate	196%	188%	215%	185%	250%

	Diversified Bond Portfolio
	Year Ended December 31,
	2013	2012(a)	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.88	$11.74	$11.67	$11.16	$9.89

Income (Loss) From Investment Operations:
Net investment income	.48	.54	.56	.52	.50
Net realized and unrealized gain (loss) on investments	(.56)	.66	.30	.63	1.46

Total from investment operations	(.08)	1.20	.86	1.15	1.96

Less Distributions	(.79)	(1.06)	(.79)	(.64)	(.69)

Net Asset Value, end of year	$11.01	$11.88	$11.74	$11.67	$11.16

Total Return(b)	(.71)%	10.68%	7.51%	10.57%	20.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,197.5	$1,305.9	$1,556.9	$1,522.9	$1,363.5
Ratios to average net assets(c):
Expenses	.44%	.44%	.42%	.46%	.44%
Net investment income	4.10%	4.57%	4.76%	4.46%	4.79%
Portfolio turnover rate	111%	144%	167%	191%	401%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2013	2012(c)	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.81	$23.73	$24.75	$22.30	$16.40

Income (Loss) From Investment Operations:
Net investment income	.27	.27	.13	.15	.16
Net realized and unrealized gain (loss) on investments	8.73	2.96	(.98)	2.48	6.04

Total from investment operations	9.00	3.23	(.85)	2.63	6.20

Less Distributions:	—	(.15)	(.17)	(.18)	(.30)

Net Asset Value, end of year	$35.81	$26.81	$23.73	$24.75	$22.30

Total Return(a)	33.57%	13.69%	(3.47)%	11.90%	38.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,970.9	$3,167.0	$2,997.5	$3,324.3	$3,195.1
Ratios to average net assets(b):
Expenses	.47%	.47%	.48%	.48%	.48%
Net investment income	.86%	1.04%	.58%	.71%	.90%
Portfolio turnover rate	45%	48%	49%	68%	98%

	Equity Portfolio
	Class II
	Year Ended December 31,
	2013	2012(c)	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.10	$23.99	$25.00	$22.46	$16.47

Income (Loss) From Investment Operations:
Net investment income	.13	.17	.06	.04	.09
Net realized and unrealized gain (loss) on investments	8.82	3.00	(1.03)	2.54	6.07

Total from investment operations	8.95	3.17	(.97)	2.58	6.16

Less Distributions:	—	(.06)	(.04)	(.04)	(.17)

Net Asset Value, end of year	$36.05	$27.10	$23.99	$25.00	$22.46

Total Return(a)	33.03%	13.23%	(3.87)%	11.50%	37.58%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.3	$1.8	$2.0	$1.9	$.4
Ratios to average net assets(b):
Expenses	.87%	.87%	.88%	.88%	.88%
Net investment income	.47%	.63%	.19%	.34%	.52%
Portfolio turnover rate	45%	48%	49%	68%	98%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2013(a)	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.77	$15.99	$15.63	$14.28	$12.34

Income (Loss) From Investment Operations:
Net investment income	.36	.37	.33	.31	.34
Net realized and unrealized gain on investments	3.22	1.74	.34	1.37	2.05

Total from investment operations	3.58	2.11	.67	1.68	2.39

Less Distributions	—	(.33)	(.31)	(.33)	(.45)

Net Asset Value, end of year	$21.35	$17.77	$15.99	$15.63	$14.28

Total Return(b)	20.15%	13.37%	4.34%	12.03%	19.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,730.6	$3,265.8	$3,036.8	$3,077.3	$2,906.0
Ratios to average net assets(c):
Expenses	.63%	.63%	.63%	.64%	.63%
Net investment income	1.86%	2.05%	2.01%	2.06%	2.50%
Portfolio turnover rate(d)	210%	214%	246%	205%	248%

	Global Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.57	$16.94	$18.49	$16.68	$13.07

Income (Loss) From Investment Operations:
Net investment income	.31	.36	.29	.28	.28
Net realized and unrealized gain (loss) on investments	5.03	2.57	(1.56)	1.79	3.75

Total from investment operations	5.34	2.93	(1.27)	2.07	4.03

Less Distributions	—	(.30)	(.28)	(.26)	(.42)

Net Asset Value, end of year	$24.91	$19.57	$16.94	$18.49	$16.68

Total Return(b)	27.29%	17.52%	(6.97)%	12.74%	31.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$744.5	$611.2	$564.2	$648.5	$619.5
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	.84%	.84%	.84%	.87%	.85%
Expenses before waivers and/or expense reimbursements	.84%	.84%	.84%	.87%	.85%
Net investment income	1.29%	1.82%	1.54%	1.60%	1.77%
Portfolio turnover rate	70%	57%	69%	69%	50%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.15	$12.37	$12.03	$11.86	$11.40

Income (Loss) From Investment Operations:
Net investment income	.21	.25	.30	.35	.37
Net realized and unrealized gain (loss) on investments	(.49)	.19	.60	.47	.49

Total from investment operations	(.28)	.44	.90	.82	.86

Less Distributions	(.57)	(.66)	(.56)	(.65)	(.40)

Net Asset Value, end of year	$11.30	$12.15	$12.37	$12.03	$11.86

Total Return(a)	(2.34)%	3.63%	7.63%	6.99%	7.71%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$341.1	$382.9	$416.7	$399.2	$375.4
Ratios to average net assets(b):
Expenses	.49%	.48%	.46%	.50%	.47%
Net investment income	1.78%	1.96%	2.48%	2.87%	3.11%
Portfolio turnover rate(c)	1135%	1154%	1554%	1122%	1179%

	High Yield Bond Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.26	$4.93	$5.06	$4.83	$3.61

Income (Loss) From Investment Operations:
Net investment income	.34	.35	.38	.42	.41
Net realized and unrealized gain (loss) on investments	.03	.34	(.13)	.23	1.22

Total from investment operations	.37	.69	.25	.65	1.63

Less Distributions	(.34)	(.36)	(.38)	(.42)	(.41)

Net Asset Value, end of year	$5.29	$5.26	$4.93	$5.06	$4.83

Total Return(a)	7.26%	14.43%	5.10%	14.05%	47.16%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,020.5	$2,841.8	$2,158.4	$2,141.2	$1,938.3
Ratios to average net assets(b):
Expenses	.57%	.57%	.58%	.58%	.58%
Net investment income	6.34%	6.95%	7.53%	8.51%	9.75%
Portfolio turnover rate	54%	53%	68%	89%	84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2013(a)	2012(a)	2011	2010(a)	2009(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.98	$23.26	$23.26	$20.87	$14.69

Income (Loss) From Investment Operations:
Net investment income	.06	.11	.03	.06	.08
Net realized and unrealized gain on investments	10.11	3.65	.04	2.42	6.22

Total from investment operations	10.17	3.76	.07	2.48	6.30

Less Distributions	—	(.04)	(.07)	(.09)	(.12)

Net Asset Value, end of year	$37.15	$26.98	$23.26	$23.26	$20.87

Total Return(b)	37.69%	16.18%	.30%	11.95%	43.03%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,551.9	$1,213.3	$1,126.3	$1,362.1	$1,298.7
Ratios to average net assets(c):
Expenses	.63%	.63%	.64%	.64%	.64%
Net investment income	.18%	.42%	.16%	.29%	.44%
Portfolio turnover rate	40%	45%	51%	67%	76%

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2013(a)	2012(a)	2011	2010(a)	2009(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.49	$22.89	$22.91	$20.55	$14.46

Income (Loss) From Investment Operations:
Net investment income (loss)	(.07)	— (d)	(.07)	(.02)	.01
Net realized and unrealized gain on investments	9.91	3.60	.05	2.38	6.13

Total from investment operations	9.84	3.60	(.02)	2.36	6.14

Less Distributions	—	—	—	— (d)	(.05)

Net Asset Value, end of year	$36.33	$26.49	$22.89	$22.91	$20.55

Total Return(b)	37.15%	15.73%	(.09)%	11.50%	42.52%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$40.3	$33.6	$31.9	$33.2	$20.2
Ratios to average net assets(c):
Expenses	1.03%	1.03%	1.04%	1.04%	1.04%
Net investment income (loss)	(.22)%	.02%	(.24)%	(.10)%	.03%
Portfolio turnover rate	40%	45%	51%	67%	76%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2013		2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00		$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	—	(a)	— (a)	— (a)	— (a)	.04
Distributions	—	(a)	— (a)	— (a)	— (a)	(.04)
Capital contributions(c)	—		—	—	— (a)	—

Net Asset Value, end of year	$10.00		$10.00	$10.00	$10.00	$10.00

Total Return(b)	—	%(d)	.01%	.02%	.03%	.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$866.0		$903.5	$1,016.0	$1,127.1	$1,223.4
Ratios to average net assets:
Expenses after waivers and/or expense reimbursements	.17%		.21%	.18%	.25%	.39%
Expenses before waivers and/or expense reimbursements	.44%		.44%	.42%	.44%	.43%
Net investment income	.00%		.01%	.02%	.03%	.41%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	The Portfolio received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares during the fiscal year ended December 31, 2010. The Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(d)	Less than .005%.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2013(a)	2012	2011(a)	2010(a)	2009(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$33.83	$38.25	$47.33	$37.15	$23.70

Income (Loss) From Investment Operations:
Net investment income	.20	.25	.16	.08	.15
Net realized and unrealized gain (loss) on investments	3.26	(1.49)	(9.16)	10.26	17.34

Total from investment operations	3.46	(1.24)	(9.00)	10.34	17.49

Less Distributions	—	(3.18)	(.08)	(.16)	(4.04)

Net Asset Value, end of year	$37.29	$33.83	$38.25	$47.33	$37.15

Total Return(b)	10.23%	(2.47)%	(19.03)%	27.98%	77.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$792.1	$802.2	$926.6	$1,259.5	$1,079.6
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	.48%	.50%	.50%	.50%	.53%
Expenses before waivers and/or expense reimbursements	.51%	.50%	.50%	.50%	.53%
Net investment income	.55%	.71%	.36%	.22%	.51%
Portfolio turnover rate	22%	26%	34%	28%	27%

	Natural Resources Portfolio
	Class II
	Year Ended December 31,
	2013(a)	2012	2011(a)	2010(a)	2009(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$33.50	$37.89	$46.98	$36.88	$23.54

Income (Loss) From Investment Operations:
Net investment income (loss)	.05	.12	(.02)	(.07)	.03
Net realized and unrealized gain (loss) on investments	3.23	(1.51)	(9.07)	10.20	17.21

Total from investment operations	3.28	(1.39)	(9.09)	10.13	17.24

Less Distributions	—	(3.00)	—	(.03)	(3.90)

Net Asset Value, end of year	$36.78	$33.50	$37.89	$46.98	$36.88

Total Return(b)	9.79%	(2.94)%	(19.35)%	27.48%	76.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$54.1	$61.2	$67.9	$101.9	$92.6
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	.88%	.90%	.90%	.90%	.93%
Expenses before waivers and/or expense reimbursements	.91%	.90%	.90%	.90%	.93%
Net investment income (loss)	.15%	.31%	(.04)%	(.18)%	.10%
Portfolio turnover rate	22%	26%	34%	28%	27%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.56	$17.00	$17.27	$13.83	$12.52

Income (Loss) From Investment Operations:
Net investment income	.22	.26	.10	.13	.14
Net realized and unrealized gain (loss) on investments	7.38	2.35	— (c)	3.43	2.70

Total from investment operations	7.60	2.61	.10	3.56	2.84

Less Distributions	—	(1.05)	(.37)	(.12)	(1.53)

Net Asset Value, end of year	$26.16	$18.56	$17.00	$17.27	$13.83

Total Return(a)	40.95%	16.03%	.56%	25.93%	25.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$770.1	$578.4	$542.6	$589.9	$492.2
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.42%	.46%	.48%	.49%	.49%
Expenses before waivers and/or expense reimbursements	.45%	.46%	.48%	.49%	.49%
Net investment income	.92%	1.43%	.60%	.88%	1.03%
Portfolio turnover rate	14%	10%	17%	15%	14%

	Stock Index Portfolio
	Year Ended December 31,
	2013(d)	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.65	$31.47	$31.37	$27.89	$22.76

Income (Loss) From Investment Operations:
Net investment income	.73	.68	.54	.48	.49
Net realized and unrealized gain on investments	10.64	4.19	.07	3.51	5.32

Total from investment operations	11.37	4.87	.61	3.99	5.81

Less Distributions	—	(.69)	(.51)	(.51)	(.68)

Net Asset Value, end of year	$47.02	$35.65	$31.47	$31.37	$27.89

Total Return(a)	31.89%	15.68%	1.95%	14.59%	26.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,890.5	$2,340.3	$2,162.4	$2,277.6	$2,098.1
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.32%	.32%	.33%	.36%	.37%
Expenses before waivers and/or expense reimbursements	.37%	.37%	.38%	.38%	.37%
Net investment income	1.77%	1.97%	1.74%	1.70%	2.06%
Portfolio turnover rate	3%	2%	2%	4%	5%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Less than $0.005 per share.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.07	$15.93	$17.04	$15.10	$10.86

Income (Loss) From Investment Operations:
Net investment income	.22	.22	.14	.17	.14
Net realized and unrealized gain (loss) on investments	5.76	2.09	(1.08)	1.90	4.36

Total from investment operations	5.98	2.31	(.94)	2.07	4.50

Less Distributions	—	(.17)	(.17)	(.13)	(.26)

Net Asset Value, end of year	$24.05	$18.07	$15.93	$17.04	$15.10

Total Return(a)	33.09%	14.62%	(5.58)%	13.86%	41.93%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,568.7	$1,263.3	$1,231.6	$1,432.9	$1,181.7
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.40%	.43%	.43%	.44%	.43%
Expenses before waivers and/or expense reimbursements	.43%	.43%	.43%	.44%	.43%
Net investment income	1.06%	1.36%	.90%	1.08%	1.15%
Portfolio turnover rate	41%	28%	43%	63%	51%

	Value Portfolio
	Class II
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.20	$16.04	$17.13	$15.16	$10.91

Income (Loss) From Investment Operations:
Net investment income	.16	.17	.08	.12	.13
Net realized and unrealized gain (loss) on investments	5.76	2.08	(1.08)	1.90	4.33

Total from investment operations	5.92	2.25	(1.00)	2.02	4.46

Less Distributions	—	(.09)	(.09)	(.05)	(.21)

Net Asset Value, end of year	$24.12	$18.20	$16.04	$17.13	$15.16

Total Return(a)	32.53%	14.14%	(5.89)%	13.39%	41.26%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7.4	$6.2	$6.0	$7.1	$3.7
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursements	.80%	.83%	.83%	.84%	.83%
Expenses before waivers and/or expense reimbursements	.83%	.83%	.83%	.84%	.83%
Net investment income	.66%	.95%	.50%	.69%	.74%
Portfolio turnover rate	41%	28%	43%	63%	51%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of the Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of The Prudential Series Fund, including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (46) No. of Portfolios Overseen: 98	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (64) No. of Portfolios Overseen: 98	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (since July 2013).
Kay Ryan Booth (63) No. of Portfolios Overseen: 98	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (75) No. of Portfolios Overseen: 98	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia (67) No. of Portfolios Overseen: 98	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
W. Scott McDonald, Jr., Ph.D. (76) No. of Portfolios Overseen: 98	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (72) No. of Portfolios Overseen: 98	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Thomas M. O’Brien (63) No. of Portfolios Overseen: 98	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustees(1)
Robert F. O’Donnell (45) No. of Portfolios Overseen: 98	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None.
Timothy S. Cronin (48) Number of Portfolios Overseen: 98	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.
Bruce W. Ferris (58) Number of Portfolios Overseen: 98	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr. 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; Robert F. O’Donnell, 2012; Timothy S. Cronin, 2011; Bruce W. Ferris, 2013.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Kathleen DeNicholas (39) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (44) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013-Present); formerly National Chief (May 2012-May 2013) and Co-Chief (January 2010-May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005-January 2010) of the U.S. Securities & Exchange Commission.
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (57) Assistant Treasurer	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, Interested Trustees who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Kathleen DeNicholas, 2013; Claudia DiGiacomo, 2005; Jonathan D. Shain, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Bruce Karpati, 2013; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the Investment Company Act of 1940, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. O’Donnell, Timothy S. Cronin and Bruce W. Ferris are Interested Trustees because they are employed by an affiliate of the Manager of the Fund.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STD U.S. POSTAGE PAID HARRISONBURG, VA PERMIT No. 250 ZIP CODE 22801

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. Householding is not yet available on all products. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239280-00003-00    PSF-AR-A

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT •  DECEMBER 31, 2013

This report is one of several that provides financial information about certain investment choices available under the variable annuity or variable life insurance contract you own. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

SP International Growth Portfolio
SP International Value Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Value Portfolio

For information about enrolling in e-Delivery, please refer to the instructions below. Thank you.

Individual Annuity Contract Owners - To receive your reports online, go to www.annuities.prudential.com/investor/edelivery, or scan the code below.

Individual Life Insurance Contract Owners - To receive your reports online, go to www.prudential.com/edelivery, or scan the code below.

Group Variable Universal Life Contract Owners - To receive your reports online, go to www.prudential.com/gulgvul, or scan the code below.

The Prudential Series Fund Table of Contents	Annual Report	December 31, 2013

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	SP International Growth Portfolio	A1
	SP International Value Portfolio	A7
	SP Prudential U.S. Emerging Growth Portfolio	A14
	SP Small Cap Value Portfolio	A18

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2013

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

The Prudential Series Fund	January 31, 2014

The Prudential Series Fund, SP International Growth Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	18.87%	14.12%	6.56%
Portfolio: Class II	18.51	13.69	6.13
MSCI EAFE® Index (GD)	23.29	12.96	7.39

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2013 the SP International Growth Portfolio Class I shares returned 18.87% and the Class II shares returned 18.51%.

The Portfolio’s assets are subadvised by William Blair & Company, Jennison Associates LLC, and a third subadviser. Marsico Capital Management, LLC subadvised the third segment in 2013 until its replacement by Neuberger Berman Management LLC, in June. The investment objective of the Portfolio is long-term growth of capital.

The MSCI EAFE Index (GD) (the Index) climbed by 23.29% for the year. Large gains were common among developed market countries, as investors became convinced that the global economy was recovering, albeit slowly. In terms of economic sectors, telecommunication services and consumer discretionary stocks led the market, while materials, energy, and utilities trailed.

Allocations to emerging markets countries, which are not in the Index, had the largest negative impact on performance relative to that Index. Allocations to Mexico, Brazil, South Korea, South Africa, and Turkey all significantly detracted as emerging markets suffered from the potential impact of the end of U.S. Federal Reserve’s easing, which may cause interest rates to rise and capital flows into emerging markets to decline. All subadvisers routinely invest in emerging markets stocks, where they have found significant growth opportunities and within the Portfolio’s expectations.

Underweights in Japan also detracted. The William Blair and Jennison subadvised segments routinely underweighted Japan, as higher growth opportunities have been difficult to find. The Neuberger subadvised segment also underweighted Japan. Last year, Japanese stocks advanced significantly as the new government led by Shinzo Abe announced reforms that included stimulus policies. This led to a declining yen, and stocks of Japanese exporters rose, benefiting the Japanese market as a whole. However, it is still unclear whether these reforms will produce long-term growth, and Neuberger and Jennison continue to underweight Japan, while William Blair recently found a few more opportunities, and had a market weight as of December 31, 2013.

In aggregate, stock selection detracted from returns, as financial sector holdings for the Jennison, Neuberger, and William Blair subadvised segments did not keep pace with corresponding Index components. From a country perspective, subadviser Jennison’s U.K. holdings outperformed the corresponding Index components, offsetting some negative relative performance. Moreover, overall Portfolio allocations to various economic sectors contributed to its relative performance. As global economic conditions improved, international consumer discretionary stocks benefited, while the slowdown in China led to commodity price declines and faltering materials stocks. The William Blair and Jennison subadvised segments look for companies with higher growth rates, so they were overweight in the consumer discretionary sector and underweight in materials companies, which tend to have lower growth rates.

At times, the William Blair subadvised segment uses derivatives to hedge, which had a slight negative impact in 2013. Although the yen weakened against the dollar for the year as a whole, there were times in the middle of the year when it strengthened. British sterling gained against the dollar through most of the year as European prospects continued to improve.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

1

The Prudential Series Fund, SP International Value Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	20.09%	12.34%	7.23%
MSCI EAFE® Index (GD)	23.29	12.96	7.39

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the SP International Value Portfolio returned 20.09%.

The Portfolio’s assets are subadvised by LSV Asset Management (LSV) and Thornburg Investment Management (Thornburg). The Portfolio’s investment managers allocate a portion of the assets to each. The Portfolio’s Investment objective is long-term capital appreciation.

The MSCI EAFE Index (GD) (the Index) gained 23.29%. International investors in the value style had an easier time outperforming the Index than did international growth managers. The Index outperformed almost half of the funds in the Lipper VP International Core and International Growth universes, while slightly outperforming the median of the value universe. Its return was dominated by its financials sector, which makes up about a quarter of the Index by capitalization, and which rose more than 20% in U.S. dollars. The smaller telecommunication services, consumer discretionary, and health care sectors performed even better.

The Portfolio’s underperformance of the Index was largely the result of asset selection in the industrials and consumer discretionary sectors. In the industrials sector, underperformance was concentrated in the capital goods industries, while stock selection in the Pacific Rim region accounted for underperformance in the consumer discretionary sector. This occurred notably in the automobile components and consumer apparel groups. Conversely, the Portfolio’s relative performance was helped by its stock selection in the materials, technology, telecommunication and utilities sectors. Geographically, holdings in France, the United Kingdom, Switzerland, and Mexico contributed to relative performance.

A small, yet consistent, allocation to cash, held to assist with day-to-day cash flow management, had a negative impact on performance as foreign equity markets rallied strongly in 2013.

From time-to-time, Thornburg will use currency forwards (a form of a derivative security) as a tool to hedge some of the currency risk from investing in non-U.S. stocks. This intermittent hedging strategy is not expected to have a significant impact on the performance of the overall Portfolio. Overall for 2013, foreign exchange hedging had a slightly positive effect on the Portfolio.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

2

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	28.47%	21.27%	11.84%
Portfolio: Class II	27.83	20.73	11.43
Russell Midcap® Growth Index	35.74	23.37	9.77
S&P Midcap 400 Index	33.50	21.89	10.36

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). The

$10,000 INVESTED OVER 10 YEARS1

Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2013, the SP Prudential U.S. Emerging Growth Portfolio Class I shares returned 28.47% and Class II shares returned 27.83%.

The Portfolio is subadvised by Jennison Associates LLC. The Portfolio’s investment objective is long-term capital appreciation.

Despite strong gains, the Portfolio underperformed its benchmark, the Russell Midcap Growth Index (the Index). Jennison’s strategy is to purchase stable growth companies. During the year certain stocks in the benchmark that the subadviser considers aggressive growth companies with unproven business models or value stocks with historically modest growth performed particularly well.

Stock selection in consumer discretionary along with a large underweight stance in the sector proved detrimental, though no individual holding was a significant detractor.

Other sources of relative weakness included stock selection in information technology and energy as well as a meaningful overweight in telecommunication services which was the Index’s weakest sector during the period.

Within information technology, Rackspace Hosting, which was a notable contributor last fiscal year, suffered an outsized loss. Shares of the cloud services provider fell due to the heavy investment spending needed to expand the business and transition to a new product line. The company’s success in hybrid cloud services is key to Jennison’s investment decision, along with improving their branding and opening new, more profitable data centers.

Teradata, a provider of analytic data solutions reported disappointing results as large deal activity was weak and it appears as though its management team has lost the ability to forecast when and if deals will close. The Portfolio no longer holds a position in Teradata.

Shares of Canada-based international gold producer Eldorado Gold sold off after the company provided guidance for 2013-2016 that was lower than some analysts had anticipated. Eldorado operates in challenging environments in Greece, Turkey, and China and has experienced difficulties in some of the projects in its pipeline. The Portfolio no longer holds a position in Eldorado Gold.

NII Holdings was plagued by poor operational and financial results, the continued depreciation of local currency exchange rates, and the expected impact of Project Accelerate on its near-term earnings. Project Accelerate aims to intensify and refocus previously planned initiatives such as aggressive marketing campaigns, offering smartphones, and accelerating early deployment of LTE technology in select cities to boost growth next year.

Healthcare added the most value on both an absolute and relative basis. Valeant Pharmaceuticals, Universal Health Services, Vertex Pharmaceuticals drove results. Valeant Pharmaceuticals announced an acquisition of Bausch and Lomb from private equity, boosting its ophthalmology franchise.

Vertex Pharmaceuticals received positive news for one of its cystic fibrosis drugs, which was a very favorable indicator for Vertex’s pipeline.

Shares of Universal Health Services rose in tandem with many other hospitals as the stocks began to reflect the potential benefit of healthcare reform which will start in 2014.

Stock selection in consumer staples was also beneficial. Herbalife, a notable detractor last fiscal year, reported strong quarterly results, with volume and sales growth up meaningfully. Jennison continues to like the company’s ongoing pursuit of new markets, its generation of new products for existing markets, its solid balance sheet, and potential for additional share repurchases.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and Prudential Financial company.

3

The Prudential Series Fund, SP Small Cap Value Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	37.45%	20.70%	9.52%
Russell 2000® Value Index	34.52	17.64	8.61
Russell 2500™ Index	36.80	21.77	9.81

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The Russell 2000® Value and Russell 2500TM Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the SP Small Cap Value Portfolio returned 37.45%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P. (Goldman) and ClearBridge Advisors, LLC (ClearBridge). The Portfolio’s investment objective is long-term growth of capital. The Portfolio’s investment manager allocates a portion of the assets to each.

The Russell 2000 Value Index (the Index) gained 34.52%. It was a very strong year for domestic stocks. As is often the case in an economic recovery, stocks of smaller firms led the way. Although shares of rapidly growing firms only slightly outperformed value stocks in the large- and mid-cap markets, the style disparity was huge (almost 10 percentage points) among small caps, taken over the whole year. Financial stocks make up well over a third of the Index and they had a below-average, although still high, absolute return. However, there were very strong returns (sector averages above 40%) in the consumer discretionary, consumer staples, healthcare, industrials, and information technology sectors.

The Portfolio outperformed this strong benchmark primarily because of good stock selection within each sector, which is not surprising, since both subadvisers are bottom-up stock pickers. They were most effective this year relative to the Index in the financials (especially capital market companies and commercial banks), energy, and materials (mostly metals and miners) sectors. Although the Goldman subadvised portion had the better return of the two subadvisers, it was not by a significant amount.

Distribution of holdings among sectors slightly dragged on the Portfolio’s relative performance. It was underweight in the consumer discretionary sector, which was the strongest of the nine economic sectors in 2013. Having a modest cash position also detracted from relative performance, as the Index return was so high. The cash position results from the subadvisers’ investment process and is not used as a tactical tool. If the Index had been negative, the cash weight would have buffered that impact as well.

The Portfolio had a modest tilt toward stocks of rapidly growing firms, which helped its performance given the market preference for growth in small caps.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 2500 Index is an unmanaged market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

4

Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2013

SP International Growth
Five Largest Holdings	(% of Net Assets	)
Tencent Holdings Ltd. (China)	2.7%
Roche Holding AG (Switzerland)	2.6%
Inditex SA (Spain)	2.2%

Continental AG (Germany)	1.8%
ASOS PLC (United Kingdom)	1.8%

SP International Value
Five Largest Holdings	(% of Net Assets	)
Novartis AG (Switzerland)	1.5%
Royal Dutch Shell PLC (Class B Stock) (Netherlands)	1.5%
Roche Holding AG (Switzerland)	1.5%
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.4%
Deutsche Bank AG (Germany)	1.3%

SP Prudential U.S. Emerging Growth
Five Largest Holdings	(% of Net Assets	)
SBA Communications Corp. (Class A Stock)	2.4%
VeriSign, Inc.	2.0%
Adobe Systems, Inc.	2.0%
Henry Schein, Inc.	2.0%
Dollar Tree, Inc.	2.0%

SP Small Cap Value
Five Largest Holdings	(% of Net Assets	)
iShares Russell 2000 Value Index Fund	1.7%
Signature Bank	1.5%
SVB Financial Group	1.2%
Affiliated Managers Group, Inc.	1.1%
Allied World Assurance Co. Holdings AG	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2013

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
SP International Growth (Class I)	Actual	$1,000.00	$1,188.70	1.39%	$7.67
	Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
SP International Growth (Class II)	Actual	$1,000.00	$1,187.40	1.79%	$9.87
	Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
SP International Value (Class I)	Actual	$1,000.00	$1,176.00	1.18%	$6.47
	Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01
SP Prudential U.S. Emerging Growth (Class I)	Actual	$1,000.00	$1,172.10	0.68%	$3.72
	Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47
SP Prudential U.S. Emerging Growth (Class II)	Actual	$1,000.00	$1,168.90	1.08%	$5.90
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
SP Small Cap Value (Class I)	Actual	$1,000.00	$1,195.60	1.06%	$5.87
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2013, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 96.5%	Shares	Value (Note 2)
Argentina — 0.7%
MercadoLibre, Inc.	5,975	$644,045

Australia — 0.8%
Brambles Ltd.	35,725	292,692
CSL Ltd.	5,913	364,517
Iluka Resources Ltd.	16,415	127,200
Recall Holdings Ltd.*	7,144	25,898

		810,307

Austria — 0.3%
Andritz AG	5,165	323,687

Belgium — 0.3%
Colruyt SA	5,835	326,022

Brazil — 0.2%
Cielo SA	4,700	130,785
Kroton Educacional SA	6,500	108,166

		238,951

Canada — 2.8%
Agrium, Inc.	2,080	190,278
Alimentation Couche Tard, Inc. (Class B Stock)	2,080	156,414
Bank of Nova Scotia	3,193	199,681
Brookfield Asset Management, Inc. (Class A Stock)(a)	9,271	359,993
Canadian Pacific Railway Ltd.	6,765	1,023,680
Cenovus Energy, Inc.	4,870	139,372
Dollarama, Inc.	2,410	200,128
New Gold, Inc.*	27,940	146,243
Shawcor Ltd.	3,245	129,769
Silver Wheaton Corp.	8,980	181,333

		2,726,891

China — 4.6%
Baidu, Inc., ADR*	575	102,281
China Mobile Ltd., ADR	8,235	430,608
CIMC Enric Holdings Ltd	62,000	100,221
Great Wall Motor Co. Ltd. (Class H Stock)	130,617	723,671
PICC Property & Casualty Co. Ltd. (Class H Stock)	94,800	140,975
Tencent Holdings Ltd.	40,804	2,612,577
Tong Ren Tang Technologies Co. Ltd. (Class H Stock)	90,099	287,995

		4,398,328

Denmark — 1.5%
Coloplast A/S (Class B Stock)	4,667	309,402
Jyske Bank A/S*	5,072	274,240
Novo Nordisk A/S (Class B Stock)	3,447	631,841
Tryg A/S	2,419	233,917

		1,449,400

Finland — 0.4%
Sampo OYJ (Class A Stock)	7,305	359,062

France — 6.2%
Arkema SA	3,125	364,871
BNP Paribas SA	18,396	1,435,028
Cap Gemini SA	5,177	350,409
Dassault Systemes SA	2,646	328,448

COMMON STOCKS (continued)	Shares	Value (Note 2)
France (continued)
Eutelsat Communications SA	13,670	$426,538
Pernod-Ricard SA	1,595	181,721
Publicis Groupe SA	3,180	291,369
Rexel SA	20,835	546,787
Sanofi	4,530	483,783
Schneider Electric SA	5,130	447,551
Sodexo	5,020	509,070
Technip SA	1,245	119,845
Vinci SA	6,438	423,179

		5,908,599

Germany — 8.0%
Bayer AG	11,908	1,672,016
Bayerische Motoren Werke AG	4,118	483,590
Brenntag AG	7,502	1,392,346
Continental AG	7,730	1,698,206
Deutsche Boerse AG	6,350	526,252
Linde AG	2,060	431,337
ProSiebenSat.1 Media AG	4,274	212,230
Rational AG	291	96,534
SAP AG, ADR(a)	3,990	347,689
Wirecard AG	21,352	845,164

		7,705,364

Hong Kong — 2.1%
AIA Group Ltd.	114,600	576,838
Jardine Matheson Holdings Ltd.	4,932	256,217
Sands China Ltd.	138,992	1,139,086

		1,972,141

India — 0.3%
Tata Motors Ltd.	9,396	289,397

Indonesia — 0.4%
PT Bank Rakyat Indonesia Persero Tbk	306,000	182,903
PT Tower Bersama Infrastructure Tbk*	219,750	104,874
PT Tower Bersama Infrastructure Tbk, 144A*	256,930	122,618

		410,395

Ireland — 0.3%
Ryanair Holdings PLC, ADR*	5,305	248,964

Israel — 1.3%
Bezeq Israeli Telecommunication Corp. Ltd. (The)	251,804	427,025
Check Point Software Technologies Ltd.*(a)	12,933	834,437

		1,261,462

Italy — 7.5%
Azimut Holding SpA	53,389	1,456,681
Brunello Cucinelli SpA(a)	22,457	798,367
Luxottica Group SpA	20,056	1,074,833
Moncler SpA, 144A*	29,813	648,020
Prada SpA	122,343	1,092,860
World Duty Free SpA, 144A*	62,948	791,505
Yoox SpA*	29,148	1,306,909

		7,169,175

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan — 14.1%
Astellas Pharma, Inc.	3,400	$201,575
Daikin Industries Ltd.	5,900	368,176
Denso Corp.	7,500	396,215
FANUC Corp.	2,800	513,074
Fuji Heavy Industries Ltd.	42,612	1,224,625
Hino Motors Ltd.	57,052	898,726
Hoya Corp.	4,400	122,372
Kansai Paint Co. Ltd.	36,600	541,238
Keyence Corp.	2,400	1,027,645
Lawson, Inc.	6,200	463,983
Miraca Holdings, Inc.	4,200	198,140
MISUMI Group, Inc.	6,300	198,075
Mitsui Fudosan Co. Ltd.	20,758	748,755
Murata Manufacturing Co. Ltd.	10,560	939,136
ORIX Corp.	30,300	532,428
Pigeon Corp.	14,488	702,661
Rakuten, Inc.	35,534	530,289
Sanrio Co. Ltd.(a)	5,300	223,169
Santen Pharmaceutical Co. Ltd.	4,500	209,665
Secom Co. Ltd.	5,800	349,943
Shin-Etsu Chemical Co. Ltd.	4,100	239,806
SMC Corp.	2,300	580,494
Softbank Corp.	3,700	324,678
Start Today Co. Ltd.	2,500	62,164
Sugi Holdings Co. Ltd.	5,200	211,249
Sumitomo Mitsui Financial Group, Inc.	9,500	494,032
Toyota Motor Corp.	9,300	567,068
Unicharm Corp.	11,035	629,641

		13,499,022

Macau — 0.4%
MGM China Holdings Ltd.	86,400	369,781

Mexico — 1.2%
Alfa SAB de CV (Class A Stock)	259,351	727,410
Corp. Inmobiliaria Vesta SAB de CV, 144A	218,419	380,412

		1,107,822

Netherlands — 1.7%
Akzo Nobel NV	5,895	457,135
ASML Holding NV	2,880	269,747
Koninklijke Ahold NV	24,775	445,237
Unilever NV, CVA	12,725	511,614

		1,683,733

Norway — 0.7%
DnB ASA	22,810	409,397
Telenor ASA	10,651	254,491

		663,888

Panama — 0.6%
Copa Holdings SA (Class A Stock)	3,693	591,286

Russia — 0.2%
Sberbank of Russia, ADR	18,500	232,545

Singapore — 0.2%
United Overseas Bank Ltd.	11,400	192,512

South Africa — 1.5%
Aspen Pharmacare Holdings Ltd.	35,240	903,805
Aspen Pharmacare Holdings Ltd., 144A	2,864	73,454

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
Bidvest Group Ltd.	9,023	$231,154
Discovery Ltd.	32,073	258,685

		1,467,098

South Korea — 1.8%
NAVER Corp.*	1,397	962,711
Samsung Electronics Co. Ltd.	571	744,040

		1,706,751

Spain — 2.3%
Amadeus IT Holding SA (Class A Stock)	1,466	62,797
Inditex SA	12,898	2,129,612

		2,192,409

Sweden — 2.0%
Assa Abloy AB (Class B Stock)	13,926	737,299
Elekta AB (Class B Stock)	11,845	181,266
Nordea Bank AB	45,445	612,726
Telefonaktiebolaget LM Ericsson (Class B Stock)	28,740	350,901

		1,882,192

Switzerland — 8.4%
Cie Financiere Richemont SA	4,216	421,168
Geberit AG	1,051	318,853
Givaudan SA*	433	619,435
Julius Baer Group Ltd.*	4,240	203,757
Novartis AG	6,150	492,919
Partners Group Holding AG	2,259	602,451
Roche Holding AG	8,870	2,484,720
SGS SA	260	598,586
Sika AG	155	552,334
Sonova Holding AG*	1,745	235,304
Sulzer AG	2,256	364,527
Swatch Group AG (The)	1,510	1,000,834
UBS AG*	9,815	187,931

		8,082,819

Turkey — 0.6%
BIM Birlesik Magazalar A/S	26,345	532,059

United Arab Emirates — 0.1%
Dragon Oil PLC	13,336	125,356

United Kingdom — 19.0%
Afren PLC*	101,676	285,198
Amlin PLC	62,714	477,418
AON PLC	4,075	341,852
ARM Holdings PLC	82,133	1,493,422
Ashtead Group PLC	80,435	1,014,671
ASOS PLC*	16,545	1,685,748
ASOS PLC, 144A*	568	57,872
Babcock International Group PLC	12,939	290,741
Berkeley Group Holdings PLC	7,678	338,511
BG Group PLC	12,046	259,212
Bunzl PLC	20,447	491,366
Burberry Group PLC	44,122	1,111,673
Compass Group PLC	78,989	1,268,165
Diageo PLC	36,466	1,208,437
Experian PLC	9,479	175,100
HSBC Holdings PLC	35,476	386,735

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
ICAP PLC	22,610	$169,348
IMI PLC	9,621	243,643
InterContinental Hotels Group PLC	9,767	325,793
Johnson Matthey PLC	5,701	310,210
Meggitt PLC	34,350	300,751
Reed Elsevier PLC	34,315	511,763
Rolls-Royce Holdings PLC*	69,336	1,466,560
SABMiller PLC	23,931	1,231,856
Sports Direct International PLC, 144A*	43,309	514,136
St. James’s Place PLC	110,155	1,331,437
Travis Perkins PLC	5,351	166,224
Tullow Oil PLC	26,977	382,876
WPP PLC	15,570	356,616

		18,197,334

United States — 4.0%
Core Laboratories NV(a)	5,026	959,715
Michael Kors Holdings Ltd.*(a)	18,182	1,476,197
Nielsen Holdings NV	6,405	293,925
Stratasys Ltd.*	8,304	1,118,549

		3,848,386

TOTAL COMMON STOCKS (cost $73,382,146)		92,617,183

PREFERRED STOCKS — 1.5%
Germany — 1.5%
Henkel AG & Co. KGaA (PRFC)	3,410	396,361
Volkswagen AG (PRFC)	3,642	1,024,931

		1,421,292

United Kingdom
Rolls-Royce Holdings PLC (PRFC)*	6,041,758	10,005

TOTAL PREFERRED STOCKS (cost $1,122,994)		1,431,297

TOTAL LONG-TERM INVESTMENTS (cost $74,505,140)		94,048,480

SHORT-TERM INVESTMENT — 7.0%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $6,711,630; includes $5,078,008 of cash collateral for securities on loan)(b)(w) (Note 4)	6,711,630	$6,711,630

TOTAL INVESTMENTS — 105.0% (cost $81,216,770)		100,760,110
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (5.0)%		(4,766,645)

NET ASSETS — 100.0%		$95,993,465

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
PRFC	Preference Shares
DKK	Danish Krone

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,961,304; cash collateral of $5,078,008 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Danish Krone, expiring 01/02/14	Credit Suisse First Boston Corp.	DKK 598	$109,686	$110,259	$(573)
expiring 01/03/14	State Street Global Markets	DKK 425	78,400	78,341	59

			$188,086	$188,600	$(514)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$644,045	$—	$—
Australia	25,898	784,409	—
Austria	—	323,687	—
Belgium	—	326,022	—
Brazil	238,951	—	—
Canada	2,726,891	—	—
China	532,889	3,865,439	—
Denmark	631,841	817,559	—
Finland	—	359,062	—
France	328,448	5,580,151	—
Germany	347,689	7,357,675	—
Hong Kong	256,217	1,715,924	—
India	289,397	—	—
Indonesia	—	410,395	—
Ireland	248,964	—	—
Israel	834,437	427,025	—
Italy	1,439,525	5,729,650	—
Japan	—	13,499,022	—
Macau	—	369,781	—
Mexico	1,107,822	—	—
Netherlands	—	1,683,733	—
Norway	—	663,888	—

	Level 1	Level 2	Level 3
Panama	$591,286	$—	$—
Russia	232,545	—	—
Singapore	—	192,512	—
South Africa	—	1,467,098	—
South Korea	—	1,706,751	—
Spain	—	2,192,409	—
Sweden	—	1,882,192	—
Switzerland	602,451	7,480,368	—
Turkey	—	532,059	—
United Arab Emirates	—	125,356	—
United Kingdom	341,852	17,855,482	—
United States	3,848,386	—	—
Preferred Stock:
Germany	—	1,421,292	—
United Kingdom	10,005	—	—
Affiliated Money Market Mutual Fund	6,711,630	—	—
Other Financial Instruments*
Forward Foreign Currency Contracts	—	(514)	—

Total	$21,991,169	$78,768,427	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/12 was $68,279,343, as a result of fair valuing such foreign investments using third party vendor modeling tools. Such fair values are used to reflect the impact of market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets. An amount of $3,666,360 was transferred from Level 2 into Level 1 at 12/31/13 as a result of using quoted prices in active markets for such foreign securities.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Textiles, Apparel & Luxury Goods	7.9%
Pharmaceuticals	7.7
Affiliated Money Market Mutual Fund (5.3% represents investments purchased with collateral from securities on loan)	7.0
Automobiles	4.6
Commercial Banks	4.5
Internet Software & Services	4.5
Trading Companies & Distributors	4.1
Insurance	3.9
Chemicals	3.9
Internet & Catalog Retail	3.9
Specialty Retail	3.7
Hotels, Restaurants & Leisure	3.7
Machinery	3.1
Beverages	2.8
Capital Markets	2.7
Semiconductors & Semiconductor Equipment	2.7
Food & Staples Retailing	2.2
Auto Components	2.2
Electronic Equipment, Instruments & Components	2.2
Media	1.9
Aerospace & Defense	1.8

Household Products	1.8%
Software	1.6
Real Estate Management & Development	1.6
Building Products	1.5
IT Services	1.5
Energy Equipment & Services	1.2
Oil, Gas & Consumable Fuels	1.2
Computers & Peripherals	1.2
Professional Services	1.1
Diversified Financial Services	1.1
Road & Rail	1.1
Wireless Telecommunication Services	1.0
Industrial Conglomerates	1.0
Commercial Services & Supplies	1.0
Airlines	0.9
Health Care Equipment & Supplies	0.8
Diversified Telecommunication Services	0.7
Food Products	0.5
Multiline Retail	0.5
Electrical Equipment	0.5
Metals & Mining	0.4
Construction & Engineering	0.4
Biotechnology	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Industry table (cont.)
Communications Equipment	0.4%
Household Durables	0.3
Health Care Providers & Services	0.2

Diversified Consumer Services	0.1%

105.0
Liabilities in excess of other assets	(5.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$59	Unrealized depreciation on foreign currency forward contracts	$573

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$(17,048)	$(17,048)
Equity contracts	11	—	11

Total	$11	$(17,048)	$(17,037)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(3)
Foreign exchange contracts	$(514)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $1,086,879 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $1,117,013.

The Portfolio invested in financial instruments and derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument and derivative assets and liabilities

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on Loan	$4,961,304	$—	$—	$4,961,304
Over-the-counter Derivatives*	59	—	—	59
Liabilities:
Over-the-counter Derivatives*	(573)	—	—	(573)
Collateral Amounts Pledged/(Received):
Securities on Loan				(4,961,304)
Over-the-counter Derivatives				—

Net Amount				$(514)

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value, including securities on loan of $4,961,304:
Unaffiliated investments (cost $74,505,140)	$94,048,480
Affiliated investments (cost $6,711,630)	6,711,630
Foreign currency, at value (cost $826)	826
Tax reclaim receivable	381,416
Receivable for investments sold	188,297
Dividends receivable	65,045
Receivable for Series shares sold	5,236
Unrealized appreciation on foreign currency forward contracts	59
Prepaid expenses	861

Total Assets	101,401,850

LIABILITIES
Collateral for securities on loan	5,078,008
Accrued expenses and other liabilities	123,636
Payable for Series shares repurchased	72,158
Management fee payable	67,112
Payable for investments purchased	62,549
Distribution fee payable	1,908
Administration fee payable	1,515
Affiliated transfer agent fees payable	926
Unrealized depreciation on foreign currency forward contracts	573

Total Liabilities	5,408,385

NET ASSETS	$95,993,465

Net assets were comprised of:
Paid-in capital	$113,651,778
Retained earnings	(17,658,313)

Net assets, December 31, 2013	$95,993,465

Class I:
Net asset value and redemption price per share, $86,853,884 / 13,776,273 outstanding shares of beneficial interest	$6.30

Class II:
Net asset value and redemption price per share, $9,139,581 / 1,471,386 outstanding shares of beneficial interest	$6.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INVESTMENT INCOME
Unaffiliated dividend income (net of $152,191 foreign withholding tax)	$1,508,659
Affiliated income from securities lending, net	12,261
Affiliated dividend income	3,280

1,524,200

EXPENSES
Management fee	775,528
Distribution fee—Class II	21,831
Administration fee—Class II	13,099
Custodian’s fees and expenses	260,000
Shareholders’ reports	49,000
Audit fee	26,000
Legal fees and expenses	13,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Loan interest expense (Note 8)	3,709
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	1,000
Miscellaneous	38,370

Total expenses	1,228,537
Less: advisory fee waiver and/or expense reimbursement	(4,997)

Net expenses	1,223,540

NET INVESTMENT INCOME	300,660

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	10,356,921
Foreign currency transactions	(69,851)

10,287,070

Net change in unrealized appreciation (depreciation) on:
Investments	5,236,019
Foreign currencies	14,600

5,250,619

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	15,537,689

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,838,349

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$300,660	$1,357,374
Net realized gain on investment and foreign currency transactions	10,287,070	5,430,918
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,250,619	10,877,146

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	15,838,349	17,665,438

DISTRIBUTIONS
Class I	—	(507,441)
Class II	—	—

TOTAL DISTRIBUTIONS	—	(507,441)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	6,792,290	5,765,927
Series shares issued in reinvestment of distributions	—	507,441
Series shares repurchased	(16,145,802)	(16,609,487)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(9,353,512)	(10,336,119)

TOTAL INCREASE IN NET ASSETS	6,484,837	6,821,878
NET ASSETS:
Beginning of year	89,508,628	82,686,750

End of year	$95,993,465	$89,508,628

SEE NOTES TO FINANCIAL STATEMENTS.

A6

SP INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 97.5%
COMMON STOCKS — 97.1%	Shares	Value (Note 2)
Argentina — 0.3%
MercadoLibre, Inc.	4,219	$454,766

Australia — 3.4%
Arrium Ltd.	269,600	423,370
Ausdrill Ltd.	62,500	57,773
Bendigo and Adelaide Bank Ltd.	32,600	342,695
Challenger Ltd.	123,500	685,890
Downer EDI Ltd.	101,900	444,053
Emeco Holdings Ltd.	372,800	75,127
Fortescue Metals Group Ltd.	50,000	261,190
GrainCorp Ltd. (Class A Stock)	21,300	161,734
Leighton Holdings Ltd.	17,300	249,842
Lend Lease Group	51,500	513,954
Mineral Resources Ltd.	12,900	137,260
National Australia Bank Ltd.	17,500	546,209
Pacific Brands Ltd.	502,100	287,758
Rio Tinto Ltd.	6,000	367,242
Toll Holdings Ltd.	82,500	419,606

		4,973,703

Austria — 0.7%
OMV AG	15,300	732,270
Voestalpine AG	6,500	312,354

		1,044,624

Belgium — 1.1%
AGFA-Gevaert NV*	84,400	204,353
Anheuser-Busch InBev NV	8,908	947,247
Delhaize Group SA	7,300	434,293

		1,585,893

Brazil — 0.5%
Embraer SA, ADR	11,040	355,267
Natura Cosmeticos SA	22,913	401,785

		757,052

Canada — 1.6%
Canadian National Railway Co.	14,062	801,689
Lululemon Athletica, Inc.*	15,023	886,808
Potash Corp. of Saskatchewan, Inc.	17,280	569,549

		2,258,046

China — 3.6%
Baidu, Inc., ADR*	9,267	1,648,414
China Mobile Ltd.	109,802	1,143,733
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,881,318	1,275,742
SINA Corp.*	5,400	454,950
Sinopharm Group Co. Ltd. (Class H Stock)	224,182	644,965

		5,167,804

Denmark — 1.2%
Novo Nordisk A/S (Class B Stock)	9,427	1,727,986

Finland — 0.8%
Kone Oyj (Class B Stock)	14,682	662,140
Tieto Oyj	21,500	486,942

		1,149,082

COMMON STOCKS (continued)	Shares	Value (Note 2)
France — 9.7%
Air Liquide SA	7,262	$1,027,822
Alstom SA	10,400	379,254
AXA SA	19,800	551,385
BNP Paribas SA	8,300	647,463
Cie Generale des Etablissements Michelin (Class B Stock)	13,080	1,391,727
Ciments Francais SA	4,200	319,463
Credit Agricole SA*	53,627	687,443
LVMH Moet Hennessy Louis Vuitton SA	8,905	1,626,897
Publicis Groupe SA	14,955	1,370,261
Renault SA	5,700	458,717
Sanofi	9,600	1,025,235
SCOR SE	13,800	504,758
Societe Generale SA	9,318	541,848
Thales SA	9,700	625,105
Total SA	21,200	1,301,250
Valeo SA	6,500	720,342
Vivendi SA	28,520	752,287

		13,931,257

Germany — 9.2%
Adidas AG	11,648	1,485,334
Allianz SE	6,900	1,241,492
BASF SE	7,800	832,528
Bayer AG	4,300	603,768
Continental AG	2,900	637,102
Daimler AG	9,900	859,170
Deutsche Bank AG	38,772	1,862,669
E.ON SE	12,200	225,553
Freenet AG*	13,900	417,641
Fresenius Medical Care AG & Co. KGaA	18,802	1,341,073
Hannover Rueck SE	6,900	593,201
Muenchener Rueckversicherungs AG	2,400	529,370
Rheinmetall AG	7,400	456,541
RWE AG	6,300	230,827
SAP AG	8,151	706,871
Stada Arzneimittel AG	4,800	237,648
Volkswagen AG	3,900	1,058,924

		13,319,712

Hong Kong — 2.8%
AIA Group Ltd.	266,476	1,341,304
Cheung Kong Holdings Ltd.	15,000	237,312
First Pacific Co. Ltd.	246,000	280,487
Hong Kong Exchanges and Clearing Ltd.	66,533	1,112,121
Huabao International Holdings Ltd.	774,000	429,106
Kingboard Chemical Holdings Ltd.	144,000	376,894
Sands China Ltd.	30,418	249,286
Solomon Systech International Ltd.*	445,000	20,736

		4,047,246

Ireland — 0.4%
Permanent TSB Group Holdings PLC*	45,500	2,817
Smurfit Kappa Group PLC	23,000	564,447

		567,264

SEE NOTES TO FINANCIAL STATEMENTS.

A7

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Israel — 0.9%
Bank Hapoalim BM	73,200	$410,146
Elbit Systems Ltd.	6,900	416,741
Teva Pharmaceutical Industries Ltd.	11,300	452,129

		1,279,016

Italy — 2.2%
Banco Popolare Scarl*	23,700	45,388
Enel SpA	132,800	579,461
Eni SpA	38,600	932,721
Finmeccanica SpA*	30,000	227,717
Intesa Sanpaolo SpA	264,937	651,669
Saipem SpA	21,861	468,825
Telecom Italia SpA	277,700	276,912

		3,182,693

Japan — 18.4%
Aoyama Trading Co. Ltd.	18,500	500,319
Aozora Bank Ltd.	104,000	294,724
Bridgestone Corp.	29,539	1,119,141
FANUC Corp.	5,613	1,028,530
Fukuoka Financial Group, Inc.	77,000	337,988
Fuyo General Lease Co. Ltd.	9,200	359,931
Hogy Medical Co. Ltd.	7,600	400,213
Japan Exchange Group, Inc.	9,640	274,006
Japan Tobacco, Inc.	24,324	791,473
JX Holdings, Inc.	60,600	312,057
KDDI Corp.	12,400	764,029
Keihin Corp.	11,700	181,662
Keiyo Bank Ltd. (The)	55,000	264,816
Komatsu Ltd.	41,682	855,785
Kubota Corp.	53,330	884,597
KYORIN Holdings, Inc.	19,900	426,377
Kyowa Exeo Corp.	41,600	550,130
Marubeni Corp.	79,000	568,727
Miraca Holdings, Inc.	4,900	231,164
Mitsubishi Corp.	8,900	170,862
Mitsubishi Estate Co. Ltd.	24,732	740,131
Mitsubishi UFJ Financial Group, Inc.	314,320	2,086,895
Mitsui & Co. Ltd.	30,900	430,781
Mizuho Financial Group, Inc.	287,900	625,040
Nichii Gakkan Co.	18,300	146,763
Nippon Telegraph & Telephone Corp.	15,500	834,836
NTT DoCoMo, Inc.	40,000	658,651
Otsuka Holdings Co. Ltd.	18,000	519,731
Paramount Bed Holdings Co. Ltd.	11,300	378,533
Resona Holdings, Inc.	70,800	361,255
Sankyu, Inc.	91,000	355,112
Seino Holdings Co. Ltd.	43,000	452,518
Shimachu Co. Ltd.	17,400	411,973
Shizuoka Gas Co. Ltd.	38,100	226,692
Softbank Corp.	13,750	1,206,573
Sumitomo Corp.	38,400	482,616
Sumitomo Mitsui Financial Group, Inc.	18,800	977,664
Sumitomo Mitsui Trust Holdings, Inc.	261,300	1,382,594
Toagosei Co. Ltd.	82,000	350,969
Toho Holdings Co. Ltd.	11,900	191,022
Toppan Forms Co. Ltd.	50,100	459,629
Toyota Motor Corp.	28,638	1,746,205
Tsuruha Holdings, Inc.	2,100	192,820
West Japan Railway Co.	11,300	489,612

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Yokohama Rubber Co. Ltd. (The)	46,700	$459,225

		26,484,371

Liechtenstein — 0.2%
Verwaltungs-und Privat-Bank AG	2,300	251,387

Mexico — 0.3%
Wal-Mart de Mexico SAB de CV (Class V Stock)	147,811	387,853

Netherlands — 3.8%
ASML Holding NV	8,669	811,956
ING Groep NV, CVA*	116,812	1,631,699
Koninklijke Ahold NV	47,900	860,821
Royal Dutch Shell PLC (Class B Stock)	56,300	2,123,657

		5,428,133

New Zealand — 0.4%
Air New Zealand Ltd.	434,700	587,012

Norway — 1.0%
DNB ASA	29,200	524,086
Statoil ASA	17,200	418,244
Yara International ASA	12,500	539,103

		1,481,433

Russia — 0.6%
Yandex NV (Class A Stock)*	21,050	908,308

Singapore — 0.1%
Golden Agri-Resources Ltd.	499,600	216,277

South Korea — 0.7%
Samsung Electronics Co. Ltd.	732	953,831

Spain — 2.1%
Amadeus IT Holding SA (Class A Stock)	13,004	557,032
Banco Bilbao Vizcaya Argentaria SA	56,442	698,221
Banco Santander SA	78,705	707,758
Gas Natural SDG SA	14,400	370,648
Repsol SA	27,200	686,343

		3,020,002

Sweden — 2.0%
Boliden AB	29,900	458,414
Hennes & Mauritz AB (Class B Stock)	23,539	1,084,123
NCC AB (Class B Stock)	5,900	192,695
Nordea Bank AB	28,700	386,956
Oriflame Cosmetics SA, SDR	6,300	193,684
TeliaSonera AB	71,700	598,007

		2,913,879

Switzerland — 7.6%
Baloise Holding AG	6,800	867,096
Credit Suisse Group AG*	17,517	540,634
Georg Fischer AG*	500	352,017
Julius Baer Group Ltd.*	17,250	828,966
Lonza Group AG*	3,300	313,609
Nestle SA	14,352	1,051,859
Novartis AG	26,732	2,142,553
Roche Holding AG	7,468	2,091,983
Swiss Life Holding AG*	2,100	436,590
Swiss Re AG*	8,100	746,726

SEE NOTES TO FINANCIAL STATEMENTS.

A8

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Switzerland (continued)
Syngenta AG	2,233	$890,291
Zurich Insurance Group AG*	2,400	696,154

		10,958,478

Taiwan — 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	19,000	331,360

United Kingdom — 19.0%
Alent PLC	21,700	127,567
AMEC PLC	12,500	225,686
ARM Holdings PLC	25,572	464,975
AstraZeneca PLC	24,200	1,435,719
Aviva PLC	77,400	579,067
BAE Systems PLC	157,100	1,133,450
Barclays PLC	87,400	395,214
Beazley PLC	111,100	501,542
Berendsen PLC	3,400	52,770
BP PLC	168,600	1,366,360
British American Tobacco PLC	8,714	467,719
BT Group PLC	241,900	1,525,414
Burberry Group PLC	28,591	720,363
Cable & Wireless Communications PLC	157,900	147,336
Carillion PLC	65,500	359,113
Carnival PLC	21,337	883,315
Centrica PLC	63,800	367,912
Dairy Crest Group PLC	40,400	361,264
Experian PLC	28,100	519,076
GlaxoSmithKline PLC	7,700	205,726
Home Retail Group PLC	49,500	157,665
HSBC Holdings PLC	91,002	992,042
J Sainsbury PLC	135,800	821,896
Kingfisher PLC	211,923	1,352,932
Legal & General Group PLC	291,300	1,076,784
Liberty Global PLC (Class A Stock)*	11,020	980,670
Marston’s PLC	86,500	206,045
Old Mutual PLC	178,500	560,066
Pearson PLC	30,951	690,082
Reckitt Benckiser Group PLC	18,073	1,435,652
Rolls-Royce Holdings PLC*	56,790	1,201,193
RSA Insurance Group PLC	195,300	295,595
SABMiller PLC	16,366	842,445
Standard Chartered PLC	52,205	1,179,158
Tesco PLC	136,000	755,258
Tullett Prebon PLC	57,600	359,958
Vesuvius PLC	51,200	432,936
Vodafone Group PLC*	134,300	528,768
WM Morrison Supermarkets PLC	146,400	633,742
WPP PLC	46,902	1,074,246

		27,416,721

United States — 2.3%
Accenture PLC (Class A Stock)	10,397	854,841
Schlumberger Ltd.	12,902	1,162,599
Yum! Brands, Inc.	16,529	1,249,758

		3,267,198

TOTAL COMMON STOCKS (cost $108,167,695)		140,052,387

PREFERRED STOCKS — 0.4%	Shares	Value (Note 2)
Brazil — 0.4%
Itau Unibanco Holding SA (PRFC), ADR	47,209	$640,626

United Kingdom
Rolls-Royce Holdings PLC (PRFC)*(g)	4,410,080	7,303

TOTAL PREFERRED STOCKS (cost $807,028)		647,929

	Units
RIGHTS*
Spain
Repsol SA expiring 01/09/14 (cost $18,231)	27,200	18,560

TOTAL LONG-TERM INVESTMENTS (cost $108,992,954)		140,718,876

	Shares
SHORT-TERM INVESTMENT — 1.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,587,189)(w) (Note 4)	1,587,189	1,587,189

TOTAL INVESTMENTS — 98.6% (cost $110,580,143)		142,306,065
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 1.4%		1,950,956

NET ASSETS — 100.0%		$144,257,021

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
PRFC	Preference Shares
SDR	Sweden Depositary Receipt
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

*	Non-income producing security.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A9

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Forward foreign currency exchange contracts outstanding at December 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 01/02/14	Deutsche Bank	AUD	65	$57,770	$58,006	$236
British Pound, Expiring 02/18/14	State Street Bank	GBP	1,424	2,304,721	2,357,450	52,729
Japanese Yen, Expiring 01/06/14	State Street Bank	JPY	132,524	1,324,701	1,258,454	(66,247)

				$3,687,192	$3,673,910	$(13,282)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/02/14	Deutsche Bank	GBP	35	$57,770	$57,941	$(171)
Expiring 02/18/14	State Street Bank	GBP	1,424	2,206,090	2,357,450	(151,360)
Euro,
Expiring 04/28/14	State Street Bank	EUR	1,099	1,484,465	1,512,466	(28,001)
Expiring 04/28/14	State Street Bank	EUR	2,615	3,609,889	3,597,230	12,659
Japanese Yen,
Expiring 01/06/14	State Street Bank	JPY	92,954	892,284	882,693	9,591
Expiring 01/06/14	State Street Bank	JPY	633,042	6,383,855	6,011,402	372,453

				$14,634,353	$14,419,182	$215,171

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally in active markets for identical securities.
Level 2—other	significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—significant	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$454,766	$—	$—
Australia	—	4,973,703	—
Austria	732,270	312,354	—
Belgium	204,353	1,381,540	—
Brazil	757,052	—	—
Canada	2,258,046	—	—
China	2,103,364	3,064,440	—
Denmark	1,727,986	—	—
Finland	—	1,149,082	—
France	319,463	13,611,794	—
Germany	—	13,319,712	—
Hong Kong	—	4,047,246	—
Ireland	2,817	564,447	—
Israel	—	1,279,016	—
Italy	—	3,182,693	—
Japan	—	26,484,371	—
Liechtenstein	251,387	—	—
Mexico	387,853	—	—
Netherlands	—	5,428,133	—
New Zealand	—	587,012	—
Norway	—	1,481,433	—

	Level 1	Level 2	Level 3
Russia	$908,308	$—	$—
Singapore	—	216,277	—
South Korea	—	953,831	—
Spain	—	3,020,002	—
Sweden	—	2,913,879	—
Switzerland	—	10,958,478	—
Taiwan	331,360	—	—
United Kingdom	1,765,096	25,651,625	—
United States	3,267,198	—	—
Preferred Stocks:
Brazil	640,626	—	—
United Kingdom	—	7,303	—
Rights:
Spain	18,560	—	—
Affiliated Money Market Mutual Fund	1,587,189	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	201,889	—

Total	$17,717,694	$124,790,260	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

Fair value of Level 2 investments at 12/31/12 was $105,748,078 which was a result of valuing investments using third-party vendor modeling tools. An amount of $2,831,158 was transferred from Level 2 into Level 1 at 12/31/2013 as a result of using quoted prices in active markets for such foreign securities. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2013 were as follows (unaudited):

Commercial Banks	11.8%
Pharmaceuticals	7.6
Insurance	7.3
Oil, Gas & Consumable Fuels	5.4
Chemicals	3.3
Wireless Telecommunication Services	3.3
Textiles, Apparel & Luxury Goods	3.2
Auto Components	3.1
Diversified Financial Services	3.1
Machinery	2.9
Diversified Telecommunication Services	2.9
Media	2.9
Automobiles	2.8
Food & Staples Retailing	2.8
Capital Markets	2.8
Aerospace & Defense	2.7
Specialty Retail	2.4
Internet Software & Services	2.3
Hotels, Restaurants & Leisure	1.8
Semiconductors & Semiconductor Equipment	1.8
Health Care Providers & Services	1.8
Road & Rail	1.4
IT Services	1.3
Energy Equipment & Services	1.3
Beverages	1.3
Metals & Mining	1.2
Food Products	1.2
Trading Companies & Distributors	1.2

Affiliated Money Market Mutual Fund	1.1%
Real Estate Management & Development	1.0
Household Products	1.0
Construction & Engineering	1.0
Tobacco	0.9
Commercial Services & Supplies	0.7
Multi-Utilities	0.6
Health Care Equipment & Supplies	0.6
Software	0.5
Gas Utilities	0.4
Personal Products	0.4
Airlines	0.4
Electric Utilities	0.4
Containers & Packaging	0.4
Professional Services	0.4
Industrial Conglomerates	0.3
Air Freight & Logistics	0.3
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	0.2
Construction Materials	0.2
Life Sciences Tools & Services	0.2
Distributors	0.2
Health Care Technology	0.1
Internet & Catalog Retail	0.1

98.6
Other assets in excess of liabilities	1.4

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$447,668	Unrealized depreciation on foreign currency forward contracts	$245,779
Equity contracts	Unaffiliated investments	18,560	—	—

Total		$466,228		$245,779

SEE NOTES TO FINANCIAL STATEMENTS.

A11

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$86,848	$86,848
Equity contracts	(37,895)	—	(37,895)

Total	$(37,895)	$86,848	$48,953

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(3)	Forward Currency Contracts(4)	Total
Foreign exchange contracts	$—	$238,163	$238,163
Equity contracts	1,005	—	1,005

Total	$1,005	$238,163	$239,168

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

(3)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

(4)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $4,140,116 and the average value at settlement date receivable for foreign currency exchange sale contracts was $12,590,454.

The Portfolio invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Over-the-counter Derivatives*	$447,668	$—	$—	$447,668
Liabilities:
Over-the-counter Derivatives*	(245,779)	—	—	(245,779)
Collateral Amounts Pledged/(Received):
Over-the-counter Derivatives				—

Net Amount				$201,889

*	Over-the-counter derivatives may consist of forward foreign currency exchange contracts, options contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation) by counterparty, see the Schedule of Investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A12

SP INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Unaffiliated investments (cost $108,992,954)	$140,718,876
Affiliated investments (cost $1,587,189)	1,587,189
Foreign currency, at value (cost $1,203,356)	1,209,451
Cash	2,135
Tax reclaim receivable	594,164
Unrealized appreciation on foreign currency forward contracts	447,668
Receivable for investments sold	222,168
Dividends receivable	134,103
Receivable for Series shares sold	7,211
Prepaid expenses	1,136

Total Assets	144,924,101

LIABILITIES
Unrealized depreciation on foreign currency forward contracts	245,779
Payable for investments purchased	187,434
Management fee payable	107,674
Accrued expenses and other liabilities	97,422
Payable for Series shares repurchased	27,845
Affiliated transfer agent fees payable	926

Total Liabilities	667,080

NET ASSETS	$144,257,021

Net assets were comprised of:
Paid-in capital	$138,213,760
Retained earnings	6,043,261

Net assets, December 31, 2013	$144,257,021

Net asset value and redemption price per share, $144,257,021 / 18,148,549 outstanding shares of beneficial interest	$7.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INVESTMENT INCOME
Unaffiliated dividend income (net of $309,781 foreign withholding tax)	$3,707,859
Affiliated dividend income	4,495

3,712,354

EXPENSES
Management fee	1,203,090
Custodian’s fees and expenses	198,000
Shareholders’ reports	44,000
Audit fee	26,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Legal fees and expenses	11,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	2,000
Miscellaneous	31,992

Total expenses	1,543,082

NET INVESTMENT INCOME	2,169,272

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	6,394,656
Foreign currency transactions	7,808

6,402,464

Net change in unrealized appreciation (depreciation) on:
Investments	15,738,120
Foreign currencies	263,171

16,001,291

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	22,403,755

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,573,027

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,169,272	$2,957,671
Net realized gain on investment and foreign currency transactions	6,402,464	1,025,895
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	16,001,291	15,578,866

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	24,573,027	19,562,432

DISTRIBUTIONS	—	(3,268,463)

SERIES SHARE TRANSACTIONS:
Series shares sold [872,737 and 482,817 shares, respectively]	6,158,434	2,965,787
Series shares issued in reinvestment of distributions [0 and 585,746 shares, respectively]	—	3,268,463
Series shares repurchased [1,567,209 and 3,277,534 shares, respectively]	(11,229,049)	(20,546,558)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(5,070,615)	(14,312,308)

TOTAL INCREASE IN NET ASSETS	19,502,412	1,981,661
NET ASSETS:
Beginning of year	124,754,609	122,772,948

End of year	$144,257,021	$124,754,609

SEE NOTES TO FINANCIAL STATEMENTS.

A13

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value (Note 2)
Airlines — 0.7%
United Continental Holdings, Inc.*	50,109	$1,895,622

Biotechnology — 2.7%
BioMarin Pharmaceutical, Inc.*	47,147	3,313,020
Incyte Corp Ltd.*(a)	27,005	1,367,263
Vertex Pharmaceuticals, Inc.*	28,374	2,108,188

		6,788,471

Capital Markets — 1.7%
Eaton Vance Corp.	55,358	2,368,769
Waddell & Reed Financial, Inc. (Class A Stock)	27,972	1,821,537

		4,190,306

Chemicals — 5.1%
Airgas, Inc.	26,714	2,987,961
Albemarle Corp.(a)	37,085	2,350,818
Ecolab, Inc.	33,542	3,497,424
FMC Corp.	52,494	3,961,197

		12,797,400

Commercial Banks — 1.6%
First Republic Bank	77,656	4,065,292

Commercial Services & Supplies — 1.5%
Iron Mountain, Inc.	37,067	1,124,983
Stericycle, Inc.*	23,760	2,760,199

		3,885,182

Communications Equipment — 1.1%
F5 Networks, Inc.*(a)	30,806	2,799,033

Computers & Peripherals — 0.5%
SanDisk Corp.(a)	18,500	1,304,990

Construction & Engineering — 0.8%
Fluor Corp.	24,835	1,994,002

Electrical Equipment — 3.6%
AMETEK, Inc.	94,598	4,982,477
Roper Industries, Inc.	28,986	4,019,778

		9,002,255

Electronic Equipment, Instruments & Components — 1.7%
Amphenol Corp. (Class A Stock)	47,844	4,266,728

Energy Equipment & Services — 1.7%
Cameron International Corp.*	40,927	2,436,384
Core Laboratories NV (Netherlands)(a)	10,157	1,939,479

		4,375,863

Food & Staples Retailing — 1.7%
Fresh Market, Inc. (The)*	29,662	1,201,311
Kroger Co. (The)	30,234	1,195,150
Whole Foods Market, Inc.	33,541	1,939,676

		4,336,137

Food Products — 2.6%
Hain Celestial Group, Inc. (The)*(a)	44,666	4,054,779
Mead Johnson Nutrition Co.	29,819	2,497,639

		6,552,418

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — 5.0%
Catamaran Corp.*	63,392	$3,009,852
Henry Schein, Inc.*	44,261	5,057,262
Universal Health Services, Inc. (Class B Stock)	56,175	4,564,781

		12,631,895

Health Care Technology — 1.3%
Allscripts Healthcare Solutions, Inc.*	128,073	1,980,009
Cerner Corp.*(a)	24,276	1,353,144

		3,333,153

Hotels, Restaurants & Leisure — 3.2%
Hilton Worldwide Holdings, Inc.*	25,510	567,598
Norwegian Cruise Line Holding Ltd.*	31,682	1,123,761
Starwood Hotels & Resorts Worldwide, Inc.	42,796	3,400,142
Tim Hortons, Inc. (Canada)	49,461	2,887,533

		7,979,034

Household Products — 1.5%
Church & Dwight Co., Inc.	56,432	3,740,313

Insurance — 1.0%
WR Berkley Corp.	55,494	2,407,885

Internet & Catalog Retail — 0.4%
TripAdvisor, Inc.*(a)	11,403	944,510

Internet Software & Services — 3.1%
Rackspace Hosting, Inc.*(a)	67,938	2,658,414
VeriSign, Inc.*(a)	86,043	5,143,651

		7,802,065

IT Services — 3.2%
Alliance Data Systems Corp.*(a)	5,963	1,567,852
Gartner, Inc.*	29,493	2,095,478
Vantiv, Inc. (Class A Stock)*(a)	136,716	4,458,309

		8,121,639

Life Sciences Tools & Services — 3.0%
Agilent Technologies, Inc.	56,684	3,241,758
Illumina, Inc.*(a)	26,897	2,975,346
Waters Corp.*	14,193	1,419,300

		7,636,404

Machinery — 4.4%
Flowserve Corp.	39,390	3,105,114
IDEX Corp.	59,049	4,360,769
Pall Corp.	33,979	2,900,108
WABCO Holdings, Inc.*	8,348	779,787

		11,145,778

Metals & Mining — 1.0%
Reliance Steel & Aluminum Co.	34,378	2,607,228

Multiline Retail — 2.0%
Dollar Tree, Inc.*(a)	89,005	5,021,662

Oil, Gas & Consumable Fuels — 4.9%
Concho Resources, Inc.*	30,623	3,307,284
Denbury Resources, Inc.*	181,038	2,974,454
Marathon Petroleum Corp.	19,821	1,818,180
Noble Energy, Inc.	52,946	3,606,152
SM Energy Co.	8,832	734,028

		12,440,098

SEE NOTES TO FINANCIAL STATEMENTS.

A14

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Personal Products — 0.5%
Herbalife Ltd. (Cayman Islands)(a)	15,975	$1,257,233

Pharmaceuticals — 4.5%
Actavis, Inc.*	19,325	3,246,600
Perrigo Co. PLC	22,664	3,478,017
Valeant Pharmaceuticals International, Inc.*	26,899	3,157,943
Zoetis, Inc.	45,876	1,499,686

		11,382,246

Professional Services — 2.1%
IHS, Inc. (Class A Stock)*	31,937	3,822,859
Towers Watson & Co. (Class A Stock)	11,079	1,413,791

		5,236,650

Real Estate Investment Trusts (REITs) — 1.1%
Annaly Capital Management, Inc.	105,781	1,054,637
Starwood Property Trust, Inc.	63,836	1,768,257

		2,822,894

Road & Rail — 0.4%
Old Dominion Freight Line, Inc.*	20,914	1,108,860

Semiconductors & Semiconductor Equipment — 2.0%
Analog Devices, Inc.	24,304	1,237,803
Xilinx, Inc.	81,061	3,722,321

		4,960,124

Software — 9.4%
Activision Blizzard, Inc.	178,157	3,176,539
Adobe Systems, Inc.*	85,205	5,102,075
Check Point Software Technologies Ltd. (Israel)*(a)	43,763	2,823,589
Electronic Arts, Inc.*(a)	149,956	3,439,991
Intuit, Inc.(a)	41,838	3,193,076
Red Hat, Inc.*	60,655	3,399,106
ServiceNow, Inc.*(a)	29,542	1,654,647
Ultimate Software Group, Inc. (The)*	5,393	826,315

		23,615,338

Specialty Retail — 10.2%
Bed Bath & Beyond, Inc.*(a)	30,758	2,469,867
Dick’s Sporting Goods, Inc.	43,893	2,550,183
GNC Holdings, Inc. (Class A Stock)	44,061	2,575,365
L Brands, Inc.	50,515	3,124,353
O’Reilly Automotive, Inc.*(a)	24,257	3,122,118
PetSmart, Inc.(a)	26,064	1,896,156
Ross Stores, Inc.	66,391	4,974,678
Tractor Supply Co.(a)	21,440	1,663,315
Ulta Salon Cosmetics & Fragrance, Inc.*	21,205	2,046,707
Urban Outfitters, Inc.*	34,116	1,265,704

		25,688,446

Textiles, Apparel & Luxury Goods — 2.5%
Michael Kors Holdings Ltd. (Hong Kong)*	18,066	1,466,779
PVH Corp.	35,089	4,772,806

		6,239,585

COMMON STOCKS (continued)	Shares	Value (Note 2)
Trading Companies & Distributors — 0.9%
WESCO International, Inc.*(a)	26,128	$2,379,477

Wireless Telecommunication Services — 4.2%
Crown Castle International Corp.*	56,143	4,122,580
NII Holdings, Inc.*	173,975	478,431
SBA Communications Corp. (Class A Stock)*(a)	67,530	6,066,896

		10,667,907

TOTAL LONG-TERM INVESTMENTS (cost $158,344,837)		249,424,123

SHORT-TERM INVESTMENT — 24.1%
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $60,926,501; includes $57,728,379 of cash collateral for securities on loan)(b)(w) (Note 4)	60,926,501	60,926,501

TOTAL INVESTMENTS — 122.9% (cost $219,271,338)		310,350,624
LIABILITIES IN EXCESS OF OTHER ASSETS — (22.9)%		(57,830,521)

NET ASSETS — 100.0%		$252,520,103

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $56,775,793; cash collateral of $57,728,379 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$249,424,123	$—	$—
Affiliated Money Market Mutual Fund	60,926,501	—	—

Total	$310,350,624	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 was as follows:

Affiliated Money Market Mutual Fund (including 22.9% of collateral received for securities on loan)	24.1%
Specialty Retail	10.2
Software	9.4
Chemicals	5.1
Health Care Providers & Services	5.0
Oil, Gas & Consumable Fuels	4.9
Pharmaceuticals	4.5
Machinery	4.4
Wireless Telecommunication Services	4.2
Electrical Equipment	3.6
IT Services	3.2
Hotels, Restaurants & Leisure	3.2
Internet Software & Services	3.1
Life Sciences Tools & Services	3.0
Biotechnology	2.7
Food Products	2.6
Textiles, Apparel & Luxury Goods	2.5
Professional Services	2.1
Multiline Retail	2.0
Semiconductors & Semiconductor Equipment	2.0
Energy Equipment & Services	1.7

Food & Staples Retailing	1.7%
Electronic Equipment, Instruments & Components	1.7
Capital Markets	1.7
Commercial Banks	1.6
Commercial Services & Supplies	1.5
Household Products	1.5
Health Care Technology	1.3
Real Estate Investment Trusts (REITs)	1.1
Communications Equipment	1.1
Metals & Mining	1.0
Insurance	1.0
Trading Companies & Distributors	0.9
Construction & Engineering	0.8
Airlines	0.7
Computers & Peripherals	0.5
Personal Products	0.5
Road & Rail	0.4
Internet & Catalog Retail	0.4

122.9
Liabilities in excess of other assets	(22.9)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on Loan	$56,775,793	$—	$—	$56,775,793
Collateral Amounts Pledged/(Received):
Securities on Loan				(56,775,793)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A16

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $56,775,793:
Unaffiliated investments (cost $158,344,837)	$249,424,123
Affiliated investments (cost $60,926,501)	60,926,501
Dividends receivable	142,846
Receivable for Series shares sold	70,263
Prepaid expenses	2,451

Total Assets	310,566,184

LIABILITIES
Collateral for securities on loan	57,728,379
Management fee payable	125,947
Payable for investments purchased	75,530
Accrued expenses and other liabilities	63,080
Payable for Series shares reacquired	47,592
Deferred trustees’ fees	2,384
Payable to custodian	2,040
Affiliated transfer agent fee payable	926
Distribution fee payable	127
Administration fee payable	76

Total Liabilities	58,046,081

NET ASSETS	$252,520,103

Net assets were comprised of:
Paid-in capital	$128,997,419
Retained earnings	123,522,684

Net assets, December 31, 2013	$252,520,103

Class I:
Net asset value and redemption price per share, $251,834,799 / 23,262,704 outstanding shares of beneficial interest	$10.83

Class II:
Net asset value and redemption price per share, $685,304 / 66,005 outstanding shares of beneficial interest	$10.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $14,771)	$1,710,414
Affiliated income from securities loaned, net	92,963
Affiliated dividend income	8,044

1,811,421

EXPENSES
Management fee	1,426,377
Distribution fee—Class II	1,199
Administration fee—Class II	720
Custodian’s fees and expenses	57,000
Shareholders’ reports	53,000
Audit fee	20,000
Trustees’ fees	13,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Legal fees and expenses	11,000
Insurance expenses	3,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	13,355

Total expenses	1,612,651

NET INVESTMENT INCOME	198,770

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	23,218,743
Net change in unrealized appreciation (depreciation) on Investments	35,765,499

NET GAIN ON INVESTMENTS	58,984,242

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,183,012

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$198,770	$1,623,087
Net realized gain on investments	23,218,743	28,274,398
Net change in unrealized appreciation (depreciation) on investments	35,765,499	4,622,612

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	59,183,012	34,520,097

DISTRIBUTIONS:
Class I	—	(16,531,764)
Class II	—	(21,691)

TOTAL DISTRIBUTIONS	—	(16,553,455)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	6,115,312	9,426,304
Series shares issued in reinvestment of distributions	—	16,553,455
Series shares repurchased	(34,115,247)	(33,710,025)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(27,999,935)	(7,730,266)

TOTAL INCREASE IN NET ASSETS	31,183,077	10,236,376
NET ASSETS:
Beginning of year	221,337,026	211,100,650

End of year	$252,520,103	$221,337,026

SEE NOTES TO FINANCIAL STATEMENTS.

A17

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS — 96.4%	Shares	Value (Note 2)
Aerospace & Defense — 2.4%
Cubic Corp.	10,533	$554,668
Esterline Technologies Corp.*	12,901	1,315,386
Huntington Ingalls Industries, Inc.	23,080	2,077,431
Moog, Inc. (Class A Stock)*	14,179	963,321
Teledyne Technologies, Inc.*	7,409	680,591

		5,591,397

Air Freight & Logistics — 0.3%
Forward Air Corp.	15,037	660,275

Auto Components — 1.1%
American Axle & Manufacturing Holdings, Inc.*	34,147	698,306
Dana Holding Corp.(a)	38,470	754,781
Superior Industries International, Inc.	24,330	501,928
Tenneco, Inc.*	10,507	594,381

		2,549,396

Biotechnology — 0.8%
Acorda Therapeutics, Inc.*	18,836	550,011
Exact Sciences Corp.*(a)	50,415	589,351
Infinity Pharmaceuticals, Inc.*	47,669	658,309

		1,797,671

Building Products — 0.3%
Gibraltar Industries, Inc.*	15,540	288,889
Trex Co., Inc.*	5,995	476,782

		765,671

Capital Markets — 4.8%
Affiliated Managers Group, Inc.*	11,640	2,524,483
Cohen & Steers, Inc.(a)	17,750	711,065
E*TRADE Financial Corp.*	33,087	649,829
Greenhill & Co., Inc.	4,346	251,807
HFF, Inc. (Class A Stock)*	28,693	770,407
Manning & Napier, Inc.	5,873	103,658
New Mountain Finance Corp.	15,190	228,458
Piper Jaffray Cos.*	3,359	132,848
Raymond James Financial, Inc.	24,890	1,299,009
Solar Capital Ltd.	10,456	235,783
Stifel Financial Corp.*(a)	16,493	790,344
THL Credit, Inc.	9,893	163,136
Virtus Investment Partners Inc*	2,414	482,921
Waddell & Reed Financial, Inc. (Class A Stock)	35,940	2,340,413
Walter Investment Management Corp.*	8,230	291,013

		10,975,174

Chemicals — 3.1%
Axiall Corp.	5,201	246,735
H.B. Fuller Co.	4,556	237,094
Koppers Holdings, Inc.	29,137	1,333,018
Kraton Performance Polymers, Inc.*	22,650	522,082
Methanex Corp. (Canada)	13,492	799,266
PolyOne Corp.	50,259	1,776,656
Quaker Chemical Corp.	4,936	380,418
Taminco Corp*	24,823	501,673
W.R. Grace & Co.*	8,019	792,839
Westlake Chemical Corp.	3,821	466,429

		7,056,210

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks — 15.0%
Bancorp, Inc. (The)*	13,739	$246,065
BancorpSouth, Inc.(a)	40,762	1,036,170
Bank of the Ozarks, Inc.(a)	21,845	1,236,209
BankUnited, Inc.	19,900	655,108
Banner Corp.	13,579	608,611
Boston Private Financial Holdings, Inc.	46,767	590,200
Bridge Capital Holdings*	8,604	176,726
CoBiz Financial, Inc.	17,955	214,742
Community Bank System, Inc.	15,993	634,602
First Financial Bankshares, Inc.	10,682	708,430
First Financial Holdings, Inc.	9,984	664,036
First Midwest Bancorp, Inc.	25,604	448,838
First of Long Island Corp. (The)	4,453	190,900
First Republic Bank	18,350	960,623
FirstMerit Corp.	82,350	1,830,641
Flushing Financial Corp.	19,009	393,486
Glacier Bancorp, Inc.	31,018	924,026
Heritage Financial Corp.	8,576	146,735
Home BancShares, Inc.	20,038	748,419
Iberiabank Corp.	36,740	2,309,109
Independent Bank Corp.	10,280	402,873
Independent Bank Group, Inc.	5,900	292,994
Lakeland Financial Corp.	6,682	260,598
MB Financial, Inc.	26,771	859,081
PacWest Bancorp(a)	19,677	830,763
Pinnacle Financial Partners, Inc.	18,144	590,224
PrivateBancorp, Inc.	37,716	1,091,124
Prosperity Bancshares, Inc.	14,050	890,630
Sandy Spring Bancorp, Inc.	8,840	249,200
Sierra Bancorp	4,185	67,337
Signature Bank*(a)	31,137	3,344,737
Southcoast Financial Corp.*	5,539	32,957
Southwest Bancorp, Inc.	14,260	227,019
Sterling Financial Corp.	8,521	290,396
Summit State Bank	4,459	47,042
SVB Financial Group*	26,950	2,825,977
Texas Capital Bancshares, Inc.*(a)	19,682	1,224,220
Tompkins Financial Corp.	13,579	697,825
Trico Bancshares	8,929	253,316
UMB Financial Corp.(a)	16,776	1,078,361
ViewPoint Financial Group, Inc.	27,864	764,867
Webster Financial Corp.	24,841	774,542
Wintrust Financial Corp.	52,270	2,410,692

		34,230,451

Commercial Services & Supplies — 1.9%
ACCO Brands Corp.*(a)	184,190	1,237,757
Ceco Environmental Corp.	15,001	242,566
G & K Services, Inc. (Class A Stock)	11,340	705,688
Herman Miller, Inc.	16,160	477,043
Mobile Mini, Inc.*	16,886	695,365
Progressive Waste Solutions Ltd. (Canada)	17,082	422,780
West Corp.	17,690	454,810

		4,236,009

SEE NOTES TO FINANCIAL STATEMENTS.

A18

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Communications Equipment — 2.2%
ADTRAN, Inc.	17,561	$474,323
Bel Fuse, Inc. (Class B Stock)	12,120	258,277
Black Box Corp.	9,690	288,762
CommScope Holding Co., Inc*	33,352	631,020
Digi International, Inc.*	93,176	1,129,293
InterDigital, Inc.	19,310	569,452
Plantronics, Inc.	24,550	1,140,347
RADWARE Ltd. (Israel)*	28,045	504,249

		4,995,723

Computers & Peripherals — 0.2%
Electronics For Imaging, Inc.*	12,768	494,505

Construction & Engineering — 1.7%
Comfort Systems USA, Inc.	20,858	404,437
EMCOR Group, Inc.	51,583	2,189,182
MYR Group, Inc.*	15,828	396,966
Tutor Perini Corp.	30,720	807,936

		3,798,521

Consumer Finance — 0.2%
First Cash Financial Services, Inc.*	6,119	378,399

Containers & Packaging — 0.3%
Graphic Packaging Holding Co*	78,062	749,395

Diversified Consumer Services — 0.3%
Sotheby’s	11,110	591,052
Steiner Leisure Ltd.*	3,628	178,461

		769,513

Diversified Financial Services — 0.2%
MarketAxess Holdings, Inc.	6,311	422,017

Diversified Telecommunication Services — 0.4%
Premiere Global Services, Inc.*	70,242	814,105

Electric Utilities — 3.3%
ALLETE, Inc.	13,302	663,504
Cleco Corp.	45,101	2,102,609
El Paso Electric Co.	24,042	844,115
IDACORP, Inc.	24,268	1,258,053
MGE Energy, Inc.	5,230	302,817
Portland General Electric Co.	46,898	1,416,319
UNS Energy Corp.	15,820	946,827

		7,534,244

Electrical Equipment — 0.4%
Powell Industries, Inc.*	4,546	304,536
Thermon Group Holdings, Inc.*	18,269	499,292

		803,828

Electronic Equipment, Instruments & Components — 2.8%
Anixter International, Inc.*	11,285	1,013,844
AVX Corp.	89,320	1,244,228
Belden, Inc.	8,155	574,520
CTS Corp.	24,827	494,306
Littelfuse, Inc.	5,680	527,842
Newport Corp.*	36,757	664,199
Park Electrochemical Corp.	67,035	1,925,245

		6,444,184

COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services — 3.6%
Dril-Quip, Inc.*	4,766	$523,926
Forum Energy Technologies, Inc.*	33,117	935,886
Gulf Island Fabrication, Inc.	24,490	568,658
Gulfmark Offshore, Inc. (Class A Stock)	12,851	605,668
Key Energy Services, Inc.*	37,450	295,855
Matrix Service Co.*	29,960	733,121
McDermott International, Inc.*	32,050	293,578
Natural Gas Services Group, Inc.*	23,060	635,764
Newpark Resources, Inc.*	73,105	898,461
Tesco Corp.*	12,960	256,349
TETRA Technologies, Inc.*	109,251	1,350,342
Tidewater, Inc.	17,880	1,059,748

		8,157,356

Food & Staples Retailing — 1.3%
Pantry, Inc. (The)*	63,379	1,063,500
Susser Holdings Corp.*	10,594	693,801
Weis Markets, Inc.	22,840	1,200,470

		2,957,771

Food Products — 0.4%
Hain Celestial Group, Inc. (The)*	9,783	888,101

Gas Utilities — 1.2%
Laclede Group, Inc. (The)	5,190	236,353
New Jersey Resources Corp.	11,270	521,125
Northwest Natural Gas Co.	3,250	139,165
Southwest Gas Corp.	27,214	1,521,535
WGL Holdings, Inc.	5,490	219,929

		2,638,107

Health Care Equipment & Supplies — 0.5%
Alere, Inc.*	8,498	307,628
Hill-Rom Holdings, Inc.	10,045	415,260
Teleflex, Inc.	5,646	529,934

		1,252,822

Health Care Providers & Services — 1.6%
Cross Country Healthcare, Inc.*	58,710	585,926
HealthSouth Corp.	15,918	530,388
LifePoint Hospitals, Inc.*	24,940	1,317,830
Surgical Care Affiliates, Inc*	7,975	277,849
WellCare Health Plans, Inc.*	12,656	891,235

		3,603,228

Health Care Technology — 0.4%
Allscripts Healthcare Solutions, Inc.*	56,079	866,981

Hotels, Restaurants & Leisure — 1.0%
Bloomin’ Brands, Inc.*	20,941	502,793
Diamond Resorts International, Inc.*	21,057	388,712
Marriott Vacations Worldwide Corp.*	11,345	598,562
Pinnacle Entertainment, Inc.*	10,032	260,732
Vail Resorts, Inc.	8,086	608,310

		2,359,109

Household Durables — 1.3%
Meritage Homes Corp.*	15,469	742,357
Ryland Group, Inc. (The)	21,500	933,315
Standard Pacific Corp.*	74,413	673,438

SEE NOTES TO FINANCIAL STATEMENTS.

A19

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Durables (continued)
WCI Communities, Inc.*	14,760	$281,769
William Lyon Homes*	15,080	333,871

		2,964,750

Household Products — 0.6%
Central Garden & Pet Co. (Class A Stock)*	30,890	208,507
Spectrum Brands Holdings, Inc.	15,109	1,065,940

		1,274,447

Industrial Conglomerates — 0.5%
Carlisle Cos., Inc.	13,150	1,044,110

Insurance — 4.8%
Allied World Assurance Co. Holdings AG	21,490	2,424,287
American Equity Investment Life Holding Co.(a)	57,450	1,515,531
Axis Capital Holdings Ltd.	37,040	1,761,993
CNO Financial Group, Inc.	67,670	1,197,082
Endurance Specialty Holdings Ltd.	9,065	531,844
Enstar Group Ltd.*	3,310	459,792
Fidelity & Guaranty Life*	11,333	214,647
Maiden Holdings Ltd.	45,908	501,774
Meadowbrook Insurance Group, Inc.	45,357	315,685
ProAssurance Corp.	35,667	1,729,136
RLI Corp.	4,097	398,966

		11,050,737

Internet & Catalog Retail — 0.3%
HSN, Inc.	10,487	653,340

IT Services — 0.4%
Convergys Corp.	33,305	701,070
Unisys Corp.*(a)	9,300	312,201

		1,013,271

Leisure Equipment & Products — 0.5%
Arctic Cat, Inc.	10,641	606,324
Brunswick Corp.	9,082	418,317
Leapfrog Enterprises, Inc.*(a)	26,970	214,142

		1,238,783

Life Sciences Tools & Services — 0.3%
PerkinElmer, Inc.	19,324	796,729

Machinery — 3.5%
Actuant Corp. (Class A Stock)	21,093	772,847
Altra Industrial Motion Corp.	17,430	596,455
Barnes Group, Inc.(a)	26,046	997,822
CIRCOR International, Inc.	8,646	698,424
Crane Co.	9,760	656,360
Edwards Group Ltd., ADR (United Kingdom)*	46,278	471,110
Graco, Inc.	4,756	371,539
Harsco Corp.	17,344	486,152
RBC Bearings, Inc.*	28,173	1,993,240
Snap-on, Inc.	6,930	758,974
Twin Disc, Inc.	10,218	264,544

		8,067,467

COMMON STOCKS (continued)	Shares	Value (Note 2)
Marine — 0.5%
Diana Shipping, Inc. (Greece)*(a)	49,560	$658,652
Kirby Corp.*	5,220	518,085

		1,176,737

Metals & Mining — 2.2%
Carpenter Technology Corp.	13,632	847,910
Commercial Metals Co.	16,667	338,840
Globe Specialty Metals, Inc.	26,491	477,103
Haynes International, Inc.	10,214	564,221
Horsehead Holding Corp.*(a)	69,460	1,125,947
Kaiser Aluminum Corp.	12,449	874,418
Olympic Steel, Inc.	5,318	154,116
RTI International Metals, Inc.*(a)	14,270	488,177
SunCoke Energy, Inc.*	11,405	260,148

		5,130,880

Multi-Utilities — 0.4%
Black Hills Corp.	4,783	251,155
NorthWestern Corp.	12,808	554,843

		805,998

Multiline Retail — 0.1%
Burlington Stores, Inc.*	9,380	300,160

Oil, Gas & Consumable Fuels — 3.2%
Approach Resources, Inc.*	17,587	339,253
Bill Barrett Corp.*	25,320	678,070
Carrizo Oil & Gas, Inc.*	15,880	710,948
Cloud Peak Energy, Inc.*	27,580	496,440
Delek US Holdings, Inc.	6,355	218,676
Diamondback Energy, Inc.	14,097	745,167
Laredo Petroleum, Inc.*	34,708	961,064
Rex Energy Corp.*	80,697	1,590,538
Western Refining, Inc.	35,130	1,489,863

		7,230,019

Paper & Forest Products — 0.7%
Boise Cascade Co.*	20,320	599,034
KapStone Paper and Packaging Corp.	19,626	1,096,308

		1,695,342

Pharmaceuticals — 0.4%
Mallinckrodt PLC*	4,940	258,164
Prestige Brands Holdings, Inc.*	18,566	664,663

		922,827

Professional Services — 0.9%
Korn/Ferry International*	18,650	487,138
TrueBlue, Inc.*	58,468	1,507,305

		1,994,443

Real Estate Investment Trusts (REITs) — 8.9%
Acadia Realty Trust	20,381	506,060
American Campus Communities, Inc.(a)	34,425	1,108,829
Apollo Commercial Real Estate Finance, Inc.	46,656	758,160
BioMed Realty Trust, Inc.	52,660	954,199
Blackstone Mortgage Trust, Inc. (Class A Stock)	31,554	856,060

SEE NOTES TO FINANCIAL STATEMENTS.

A20

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Campus Crest Communities, Inc.(a)	75,015	$705,891
CBL & Associates Properties, Inc.	24,631	442,373
Chesapeake Lodging Trust	23,792	601,700
CoreSite Realty Corp.	8,961	288,455
Corporate Office Properties Trust(a)	15,340	363,405
Cousins Properties, Inc.	63,903	658,201
CubeSmart	47,835	762,490
DuPont Fabros Technology, Inc.(a)	26,708	659,955
EastGroup Properties, Inc.	15,670	907,763
Empire State Realty Trust, Inc. (Class A Stock)(a)	20,000	306,000
First Potomac Realty Trust	20,750	241,322
Healthcare Trust of America, Inc.(a)	37,258	366,619
Hersha Hospitality Trust	39,010	217,286
Highwoods Properties, Inc.(a)	26,245	949,282
Hudson Pacific Properties, Inc.	36,656	801,667
LaSalle Hotel Properties	26,150	806,989
MFA Financial, Inc.(a)	97,439	687,919
Mid-America Apartment Communities, Inc.	24,003	1,457,942
National Health Investors, Inc.	11,213	629,049
Pebblebrook Hotel Trust	73,100	2,248,556
PS Business Parks, Inc.	10,236	782,235
Strategic Hotels & Resorts, Inc.*	60,913	575,628
Two Harbors Investment Corp.	61,509	570,803
Washington Real Estate Investment Trust	7,900	184,544

		20,399,382

Real Estate Management & Development — 0.7%
CBRE Group, Inc. (Class A Stock)*	9,200	241,960
Jones Lang LaSalle, Inc.	5,300	542,667
Kennedy-Wilson Holdings, Inc.	33,481	744,952

		1,529,579

Road & Rail — 1.0%
Celadon Group, Inc.	10,084	196,436
Genesee & Wyoming, Inc. (Class A Stock)*	7,660	735,743
Old Dominion Freight Line, Inc.*	26,987	1,430,851

		2,363,030

Semiconductors & Semiconductor Equipment — 5.4%
Cabot Microelectronics Corp.*	15,256	697,199
Exar Corp.*	114,680	1,352,077
Fairchild Semiconductor International, Inc.*	39,669	529,581
Intersil Corp. (Class A Stock)	62,400	715,728
Micrel, Inc.	22,385	220,940
MKS Instruments, Inc.	22,353	669,249
ON Semiconductor Corp.*	196,690	1,620,726
PMC – Sierra, Inc.*	62,379	401,097
Rudolph Technologies, Inc.*	139,900	1,642,426
Semtech Corp.*	19,966	504,740
Teradyne, Inc.*(a)	135,886	2,394,311
TriQuint Semiconductor, Inc.*	37,231	310,507
Veeco Instruments, Inc.*	37,788	1,243,603

		12,302,184

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software — 1.4%
Monotype Imaging Holdings, Inc.	15,028	$478,792
Netscout Systems, Inc.*	12,067	357,063
PTC, Inc.*	26,532	938,967
SS&C Technologies Holdings, Inc.*	17,996	796,503
Verint Systems, Inc.*	16,784	720,705

		3,292,030

Specialty Retail — 3.1%
ANN, Inc.*	26,570	971,399
Asbury Automotive Group, Inc.*	11,512	618,655
Cato Corp. (The) (Class A Stock)	6,940	220,692
Chico’s FAS, Inc.	11,929	224,742
GNC Holdings, Inc. (Class A Stock)	12,342	721,390
Jos. A. Bank Clothiers, Inc.*	11,969	655,063
MarineMax, Inc.*	58,970	948,238
Men’s Wearhouse, Inc. (The)	8,726	445,724
Monro Muffler Brake, Inc.(a)	5,990	337,596
Office Depot, Inc.*	73,630	389,503
Pier 1 Imports, Inc.	35,090	809,877
Shoe Carnival, Inc.	13,068	379,103
Vitamin Shoppe, Inc.*	5,461	284,027

		7,006,009

Textiles, Apparel & Luxury Goods — 1.0%
Carter’s, Inc.	7,875	565,346
Movado Group, Inc.	33,790	1,487,098
Steven Madden Ltd.*	8,997	329,200

		2,381,644

Thrifts & Mortgage Finance — 1.4%
Brookline Bancorp, Inc.	19,376	185,428
Dime Community Bancshares, Inc.	13,431	227,253
Home Loan Servicing Solutions Ltd.	19,525	448,489
Oritani Financial Corp.	17,052	273,685
Provident Financial Services, Inc.	25,236	487,559
Radian Group, Inc.(a)	50,174	708,457
Westfield Financial, Inc.	70,030	522,424
WSFS Financial Corp.	3,738	289,807

		3,143,102

Trading Companies & Distributors — 1.2%
Applied Industrial Technologies, Inc.	15,229	747,592
Kaman Corp.	19,713	783,197
Rush Enterprises, Inc. (Class A Stock)*(a)	27,090	803,218
Watsco, Inc.	3,211	308,449

		2,642,456

TOTAL COMMON STOCKS (cost $147,266,775)		220,209,619

EXCHANGE TRADED FUNDS — 2.0%
iShares Nasdaq Biotechnology Index Fund(a)	2,780	631,227
iShares Russell 2000 Value Index Fund	38,400	3,820,800

TOTAL EXCHANGE TRADED FUNDS (cost $3,525,205)		4,452,027

SEE NOTES TO FINANCIAL STATEMENTS.

A21

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

UNAFFILIATED MUTUAL FUNDS — 0.2%	Shares	Value (Note 2)
Golub Capital BDC, Inc.(a)	10,692	$204,324
PennantPark Investment Corp.	15,907	184,521
Solar Senior Capital Ltd.	6,083	110,832

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $487,345)		499,677

TOTAL LONG-TERM INVESTMENTS (cost $151,279,325)		225,161,323

SHORT-TERM INVESTMENT — 10.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $24,366,226; includes $22,151,035 of cash collateral for securities on loan)(b)(w)(Note 4)	24,366,226	24,366,226

TOTAL INVESTMENTS — 109.3% (cost $175,645,551)		249,527,549
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.3)%		(21,209,720)

NET ASSETS — 100.0%		$228,317,829

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $21,627,144; cash collateral of $22,151,035 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$220,209,619	$—	$—
Exchange Traded Funds	4,452,027	—	—
Unaffiliated Mutual Funds	499,677	—	—
Affiliated Mutual Funds	24,366,226	—	—

Total	$249,527,549	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A22

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Commercial Banks	15.0%
Affiliated Money Market Mutual Fund (9.7% represents investments purchased with collateral from securities on loan)	10.7
Real Estate Investment Trusts (REITs)	8.9
Semiconductors & Semiconductor Equipment	5.4
Insurance	4.8
Capital Markets	4.8
Energy Equipment & Services	3.6
Machinery	3.5
Electric Utilities	3.3
Oil, Gas & Consumable Fuels	3.2
Chemicals	3.1
Specialty Retail	3.1
Electronic Equipment, Instruments & Components	2.8
Aerospace & Defense	2.4
Metals & Mining	2.2
Communications Equipment	2.2
Exchange Traded Funds	2.0
Commercial Services & Supplies	1.9
Construction & Engineering	1.7
Health Care Providers & Services	1.6
Software	1.4
Thrifts & Mortgage Finance	1.4
Household Durables	1.3
Food & Staples Retailing	1.3
Trading Companies & Distributors	1.2
Gas Utilities	1.2
Auto Components	1.1
Textiles, Apparel & Luxury Goods	1.0
Road & Rail	1.0
Hotels, Restaurants & Leisure	1.0

Professional Services	0.9%
Biotechnology	0.8
Paper & Forest Products	0.7
Real Estate Management & Development	0.7
Household Products	0.6
Health Care Equipment & Supplies	0.5
Leisure Equipment & Products	0.5
Marine	0.5
Industrial Conglomerates	0.5
IT Services	0.4
Pharmaceuticals	0.4
Food Products	0.4
Health Care Technology	0.4
Diversified Telecommunication Services	0.4
Multi-Utilities	0.4
Electrical Equipment	0.4
Life Sciences Tools & Services	0.3
Diversified Consumer Services	0.3
Building Products	0.3
Containers & Packaging	0.3
Air Freight & Logistics	0.3
Internet & Catalog Retail	0.3
Unaffiliated Mutual Funds	0.2
Computers & Peripherals	0.2
Diversified Financial Services	0.2
Consumer Finance	0.2
Multiline Retail	0.1

109.3
Liabilities in excess of other assets	(9.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of December 31, 2013, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2013 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$(2,250)

(1)	Included in the net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2013, the Portfolio did not have any realized gain or (loss) on derivatives recognized in income.

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on Loan	$21,627,144	$—	$—	$21,627,144
Collateral Amounts Pledged/(Received):
Securities on Loan				(21,627,144)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

A23

SP SMALL CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value, including securities on loan of $21,627,144:
Unaffiliated investments (cost $151,279,325)	$225,161,323
Affiliated investments (cost $24,366,226)	24,366,226
Receivable for investments sold	1,925,619
Dividends and interest receivable	362,412
Receivable for Series shares sold	12,278
Tax reclaim receivable	1,119
Prepaid expenses	1,700

Total Assets	251,830,677

LIABILITIES
Collateral for securities on loan	22,151,035
Payable for investments purchased	1,040,334
Management fee payable	171,289
Accrued expenses and other liabilities	75,693
Payable for Series shares repurchased	72,427
Affiliated transfer agent fees payable	926
Deferred trustees’ fees	874
Payable to custodian	270

Total Liabilities	23,512,848

NET ASSETS	$228,317,829

Net assets were comprised of:
Paid-in capital	$126,119,114
Retained earnings	102,198,715

Net assets, December 31, 2013	$228,317,829

Net asset value and redemption price per share, $228,317,829 / 12,124,477 outstanding shares of beneficial interest	$18.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,446 foreign withholding tax)	$3,060,496
Affiliated income from securities lending, net	58,883
Affiliated dividend income	4,310
Interest income	41

3,123,730

EXPENSES
Management fee	1,829,408
Custodian’s fees and expenses	102,000
Shareholders’ reports	52,000
Audit fee	24,000
Trustees’ fees	12,000
Transfer agent’s fees and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Legal fees and expenses	10,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 8)	6
Miscellaneous	12,730

Total expenses	2,058,144

NET INVESTMENT INCOME	1,065,586

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	28,973,275

Net change in unrealized appreciation (depreciation) on:
Investments	34,404,226
Foreign currencies	(17)

34,404,209

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	63,377,484

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,443,070

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,065,586	$2,078,684
Net realized gain on investment transactions	28,973,275	16,651,841
Net change in unrealized appreciation (depreciation) on investments	34,404,209	8,467,610

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	64,443,070	27,198,135

DISTRIBUTIONS	—	(822,771)

SERIES SHARE TRANSACTIONS:
Series shares sold [622,114 and 438,835 shares, respectively]	10,373,241	5,693,146
Series shares issued in reinvestment of distributions [0 and 67,220 shares, respectively]	—	822,771
Series shares repurchased [1,613,558 and 2,364,511 shares, respectively]	(26,139,642)	(30,783,627)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(15,766,401)	(24,267,710)

TOTAL INCREASE IN NET ASSETS	48,676,669	2,107,654
NET ASSETS:
Beginning of year	179,641,160	177,533,506

End of year	$228,317,829	$179,641,160

SEE NOTES TO FINANCIAL STATEMENTS.

A24

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Series Fund is composed of eighteen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to four Portfolios which are listed below along with each Portfolio’s investment objective.

SP International Growth Portfolio:    Long-term growth of capital.

SP International Value Portfolio:    Long-term capital appreciation.

SP Prudential U.S. Emerging Growth Portfolio:    Long-term capital appreciation.

SP Small Cap Value Portfolio:    Long-term growth of capital.

The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

B1

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Board, each Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to

B2

gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. A Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Master Netting Arrangements:    Certain Portfolios are subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Warrants and Rights:    Certain Portfolios of the Series Fund hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Portfolio holds such warrants and rights as long positions until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending:    Each Portfolio of the Series Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Delayed-Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into

B3

account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains and losses with respect to the security.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ shareholders (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts at the time the related income/gain is recorded.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC (“Jennison”), Goldman Sachs Asset Management, L.P. (“GSAM”), LSV Asset Management (“LSV”), Neuberger Berman Management, LLC (“Neuberger Berman”), William Blair & Company LLC (“William Blair”), Thornburg Investment Management (“Thornburg”), and ClearBridge Advisors LLC (“ClearBridge”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, using the value of each of the Portfolio’s average daily net assets, at the respective annual rate specified below.

Portfolio	Management Fee	Effective Management Fee
SP International Growth Portfolio	0.85%	0.84	%*
SP International Value Portfolio	0.90	0.90
SP Prudential U.S. Emerging Growth Portfolio	0.60	0.60
SP Small Cap Value Portfolio	0.90	0.90

*  Effective June 17, 2013, PI has contractually agreed, through June 30, 2014, to waive a portion of its management fee equal to an annual rate of 0.01% of the average net assets of the Portfolio.

At December 31, 2013 the Subadvisors that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
SP International Growth Portfolio	William Blair, Neuberger Berman*, Jennison
SP International Value Portfolio	LSV, Thornburg
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	GSAM, ClearBridge

*  Effective June 17, 2013, Neuberger Berman replaced Marsico Capital Management, LLC.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are

B4

accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2013, broker commission recaptured under these agreements was as follows:

Portfolio	Amount
SP International Growth Portfolio	$1,961
SP International Value Portfolio	2,527
SP Prudential U.S. Emerging Growth Portfolio	13,862
SP Small Cap Value Portfolio	10,173

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series Fund’s security lending agent. For the year ended December 31, 2013, PIM was compensated as follows for these services by the Series Fund Portfolios:

Amount
SP International Growth Portfolio	$3,637
SP Prudential U.S. Emerging Growth Portfolio	27,768
SP Small Cap Value Portfolio	17,585

Certain Portfolios invest in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2. The Core Fund is a money market mutual fund registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 5:	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2013, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
SP International Growth Portfolio	$91,072,428	$100,545,775
SP International Value Portfolio	31,676,252	34,689,833
SP Prudential U.S. Emerging Growth Portfolio	87,433,860	111,377,857
SP Small Cap Value Portfolio	111,540,457	126,214,190

Note 6:	Tax Information

All Portfolios are treated as a partnership for tax purposes. The character of the cash distributions paid by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

B5

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value. The Portfolios generally attempt to manage their diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax would be required in the Portfolio’s financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2013, the SP International Growth and SP Prudential U.S. Emerging Growth Portfolios have Class II shares outstanding.

Transactions in shares of beneficial interest of the SP International Growth and SP Prudential U.S. Emerging Growth Portfolios were as follows:

SP International Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2013:
Series shares sold	1,005,050	$5,635,828
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(2,492,981)	(14,075,216)

Net increase (decrease) in shares outstanding	(1,487,931)	$(8,439,388)

Year ended December 31, 2012:
Series shares sold	856,840	$4,180,512
Series shares issued in reinvestment of distributions	112,515	507,441
Series shares repurchased	(3,042,664)	(14,903,764)

Net increase (decrease) in shares outstanding	(2,073,309)	$(10,215,811)

Class II
Year ended December 31, 2013:
Series shares sold	206,283	$1,156,462
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(373,137)	(2,070,586)

Net increase (decrease) in shares outstanding	(166,854)	$(914,124)

Year ended December 31, 2012:
Series shares sold	330,289	$1,585,415
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(358,741)	(1,705,723)

Net increase (decrease) in shares outstanding	(28,452)	$(120,308)

B6

SP Prudential U.S. Emerging Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2013:
Series shares sold	607,127	$5,854,481
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(3,549,073)	(34,069,600)

Net increase (decrease) in shares outstanding	(2,941,946)	$(28,215,119)

Year ended December 31, 2012:
Series shares sold	1,104,011	$9,377,618
Series shares issued in reinvestment of distributions	2,092,628	16,531,764
Series shares repurchased	(4,021,161)	(33,669,186)

Net increase (decrease) in shares outstanding	(824,522)	$(7,759,804)

Class II
Year ended December 31, 2013:
Series shares sold	27,432	$260,831
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(4,849)	(45,647)

Net increase (decrease) in shares outstanding	22,583	$215,184

Year ended December 31, 2012:
Series shares sold	6,155	$48,686
Series shares issued in reinvestment of distributions	2,846	21,691
Series shares repurchased	(4,930)	(40,839)

Net increase (decrease) in shares outstanding	4,071	$29,538

Note 8:	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the line of credit during the year ended December 31, 2013. The average balance is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rate	Outstanding Borrowings at December 31, 2013
SP International Growth	$7,678,333	12	1.44%	$—
SP Small Cap Value	154,000	1	1.44	—

Note 9:	Ownership and Affiliates

As of December 31, 2013, all of Class I shares of record of each Portfolio were owned by The Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

B7

Financial Highlights

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.30	$4.36	$5.19	$4.63	$3.45

Income (Loss) From Investment Operations:
Net investment income	.02	.08	.02	.04	.05
Net realized and unrealized gain (loss) on investments	.98	.89	(.79)	.59	1.22

Total from investment operations	1.00	.97	(.77)	.63	1.27

Less Distributions:	—	(.03)	(.06)	(.07)	(.09)

Net Asset Value, end of year	$6.30	$5.30	$4.36	$5.19	$4.63

Total Return(a)	18.87%	22.40%	(14.91)%	14.01%	37.15%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$86.9	$80.9	$75.5	$162.1	$162.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.30%	1.19%	1.21%	1.10%	.99%
Expenses Before Waivers and/or Expense Reimbursement	1.31%	1.19%	1.21%	1.10%	.99%
Net investment income	.37%	1.59%	.47%	.77%	1.18%
Portfolio turnover rate	103%	111%	118%	141%	89%

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.24	$4.30	$5.10	$4.54	$3.37

Income (Loss) From Investment Operations:
Net investment income (loss)	— (d)	.06	— (d)	.02	.03
Net realized and unrealized gain (loss) on investments	.97	.88	(.78)	.59	1.19

Total from investment operations	.97	.94	(.78)	.61	1.22

Less Distributions:	—	—	(.02)	(.05)	(.05)

Net Asset Value, end of year	$6.21	$5.24	$4.30	$5.10	$4.54

Total Return(a)	18.51%	21.86%	(15.32)%	13.81%	36.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9.1	$8.6	$7.2	$10.1	$11.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.70%	1.59%	1.61%	1.50%	1.39%
Expenses Before Waivers and/or Expense Reimbursement	1.71%	1.59%	1.61%	1.50%	1.39%
Net investment income (loss)	(.03)%	1.16%	(.09)%	.39%	.70%
Portfolio turnover rate	103%	111%	118%	141%	89%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

(d)	Less than $.005.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	SP International Value Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.62	$5.83	$6.87	$6.35	$4.95

Income (Loss) From Investment Operations:
Net investment income	.12	.16	.20	.12	.14
Net realized and unrealized gain (loss) on investments	1.21	.80	(1.07)	.54	1.43

Total from investment operations	1.33	.96	(.87)	.66	1.57

Less Distributions:	—	(.17)	(.17)	(.14)	(.17)

Net Asset Value, end of year	$7.95	$6.62	$5.83	$6.87	$6.35

Total Return(a)	20.09%	16.92%	(13.10)%	10.81%	32.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$144.3	$124.8	$122.8	$211.5	$203.3
Ratios to average net assets(b):
Expenses	1.15%	1.13%	1.10%	1.05%	1.03%
Net investment income	1.62%	2.40%	2.02%	1.76%	1.82%
Portfolio turnover rate	25%	17%	19%	25%	67%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2013(d)	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.43	$7.80	$7.74	$6.45	$4.58

Income From Investment Operations:
Net investment income	.01	.06	.04	.03	.04
Net realized and unrealized gain on investments	2.39	1.21	.13	1.28	1.87

Total from investment operations	2.40	1.27	.17	1.31	1.91

Less Distributions	—	(.64)	(.11)	(.02)	(.04)

Net Asset Value, end of year	$10.83	$8.43	$7.80	$7.74	$6.45

Total Return(a)	28.47%	16.88%	2.22%	20.43%	41.89%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$251.8	$221.0	$210.8	$242.4	$142.3
Ratios to average net assets(b):
Expenses	.68%	.67%	.64%	.70%	.71%
Net investment income	.08%	.73%	.39%	.69%	.66%
Portfolio turnover rate	38%	44%	40%	73%	50%

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2013(d)	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.12	$7.53	$7.48	$6.25	$4.44

Income (Loss) From Investment Operations:
Net investment income (loss)	(.03)	.04	— (c)	.01	.01
Net realized and unrealized gain on investments	2.29	1.16	.13	1.24	1.81

Total from investment operations	2.26	1.20	.13	1.25	1.82

Less Distributions	—	(.61)	(.08)	(.02)	(.01)

Net Asset Value, end of year	$10.38	$8.12	$7.53	$7.48	$6.25

Total Return(a)	27.83%	16.44%	1.77%	19.96%	41.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$.7	$.4	$.3	$.3	$.3
Ratios to average net assets(b):
Expenses	1.08%	1.07%	1.04%	1.10%	1.11%
Net investment income (loss)	(.32)%	.38%	(.01)%	.24%	.25%
Portfolio turnover rate	38%	44%	40%	73%	50%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Less than $.005 per share.

(d)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.70	$11.86	$12.28	$9.79	$7.60

Income (Loss) From Investment Operations:
Net investment income	.10	.16	.07	.07	.07
Net realized and unrealized gain (loss) on investments	5.03	1.74	(.41)	2.49	2.24

Total from investment operations	5.13	1.90	(.34)	2.56	2.31

Less Distributions:	—	(.06)	(.08)	(.07)	(.12)

Net Asset Value, end of year	$18.83	$13.70	$11.86	$12.28	$9.79

Total Return(a)	37.45%	16.06%	(2.77)%	26.27%	30.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$228.3	$179.6	$177.5	$232.7	$208.0
Ratios to average net assets(b):
Expenses	1.01%	1.01%	.99%	1.00%	1.00%
Net investment income	.52%	1.14%	.41%	.62%	.70%
Portfolio turnover rate	56%	39%	36%	39%	52%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of SP International Growth Portfolio, SP International Value Portfolio, SP Prudential U.S. Emerging Growth Portfolio and SP Small Cap Value Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Prudential Series Fund, including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 20, 2014

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (46) No. of Portfolios Overseen: 98	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2011); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (64) No. of Portfolios Overseen: 98	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (since July 2013).
Kay Ryan Booth (63) No. of Portfolios Overseen: 98	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (75) No. of Portfolios Overseen: 98	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia (67) No. of Portfolios Overseen: 98	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
W. Scott McDonald, Jr., Ph.D. (76) No. of Portfolios Overseen: 98	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (72) No. of Portfolios Overseen: 98	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Thomas M. O’Brien (63) No. of Portfolios Overseen: 98	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustees(1)
Robert F. O’Donnell (45) No. of Portfolios Overseen: 98	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None.
Timothy S. Cronin (48) Number of Portfolios Overseen: 98	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.
Bruce W. Ferris (58) Number of Portfolios Overseen: 98	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr. 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; Robert F. O’Donnell, 2012; Timothy S. Cronin, 2011; Bruce W. Ferris, 2013.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Kathleen DeNicholas (39) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (44) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013-Present); formerly National Chief (May 2012-May 2013) and Co-Chief (January 2010-May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005-January 2010) of the U.S. Securities & Exchange Commission.
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (57) Assistant Treasurer	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, Interested Trustees who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Kathleen DeNicholas, 2013; Claudia DiGiacomo, 2005; Jonathan D. Shain, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Bruce Karpati, 2013; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the Investment Company Act of 1940, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. O’Donnell, Timothy S. Cronin and Bruce W. Ferris are Interested Trustees because they are employed by an affiliate of the Manager of the Fund.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STD U.S. POSTAGE PAID HARRISONBURG, VA PERMIT No. 250 ZIP CODE 22801

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239311-00002-00    PSF-AR-B

THE PRUDENTIAL SERIES FUND

ANNUAL REPORT •  DECEMBER 31, 2013

This report is one of several that provides financial information about certain investment choices available under the variable annuity or variable life insurance contract you own. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of the annual report. Please refer to your variable life insurance contract prospectus to determine which supplements are applicable to you.

For information regarding enrollment in the e-Delivery program, please see the inside front cover of this report.

Jennison 20/20 Focus Portfolio

For information about enrolling in e-Delivery, please refer to the instructions below. Thank you.

Individual Annuity Contract Owners - To receive your reports online, go to www.annuities.prudential.com/investor/edelivery, or scan the code below.

Individual Life Insurance Contract Owners - To receive your reports online, go to www.prudential.com/edelivery, or scan the code below.

Group Variable Universal Life Contract Owners - To receive your reports online, go to www.prudential.com/gulgvul, or scan the code below.

The Prudential Series Fund Table of Contents	Annual Report	December 31, 2013

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements
Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2013

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

The Prudential Series Fund	January 31, 2014

The Prudential Series Fund, Jennison 20/20 Focus Portfolio	December 31, 2013

Investment Manager’s Report - As of December 31, 2013

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio: Class I	29.88%	18.66%	9.80%
Portfolio: Class II	29.35	18.22	9.37
Russell 1000® Index	33.11	18.59	7.78
S&P 500 Index	32.37	17.93	7.40

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2013, the Jennison 20/20 Focus Portfolio’s Class I shares returned 29.88% and Class II shares returned 29.35%.

The Portfolio is subadvised by Jennison Associates LLC. The Portfolio’s investment objective is long-term growth of capital.

The selection of stocks in information technology accounted for the outperformance of the growth stocks in the Portfolio. LinkedIn, MasterCard, Google, and Salesforce.com made key individual contributions in information technology. LinkedIn is a leading global online professional network that provides what Jennison considers unique access to a scale database of active and passive job candidates. Adjacent growth opportunities in marketing services and professional publishing are added potential drivers in early phases of development.

Overweights in consumer discretionary and healthcare also made key contributions to the growth stocks’ robust performance.

The selection of growth stocks in industrials and consumer discretionary was detrimental to performance but in consumer discretionary, an overweight position offset some of the relative negative impact. In consumer discretionary, Lululemon Athletica and Tesla Motors detracted. Lululemon, the apparel and accessories retailer, had a second product recall and the chief executive officer left the company, raising questions about execution and leadership during a period of transition. The Portfolio no longer has a position in Lululemon.

Stock selection in materials combined with an overweight position was the largest contributor to underperformance by the value stocks in the Portfolio. Kinross Gold accounted for most of the weakness in materials. Shares of Kinross Gold, like those of other gold mining companies, have lagged as gold prices have been under pressure.

Stock selection in energy and consumer discretionary was also detrimental to the performance of the value portion of the Portfolio. An overweight position in energy further detracted, while an overweight in consumer discretionary offset some of the negative impact of stock selection in the sector. Cobalt International Energy had the largest negative impact in energy. In consumer discretionary, J.C. Penney was the largest detractor. Shares of J.C. Penney fell through much of the period on a number of signs of weakness, including sales declines and disappointing margins. The Portfolio no longer has positions in Cobalt International and J.C. Penney.

Stock selection in healthcare and financials contributed most to relative performance of the value stocks in the Portfolio. Actavis and UnitedHealth Group were the strongest contributors in healthcare, while MetLife and Morgan Stanley stood out in financials. Jennison considers MetLife to be an excellent, attractively valued company that has significantly reduced risk, improved its business mix, and is seeing growth in its emerging markets businesses. The Portfolio no longer has positions in UnitedHealth Group and Morgan Stanley.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and a Prudential Financial company.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2013

Jennison 20/20 Focus
Five Largest Holdings	(% of Net Assets	)
MasterCard, Inc.	4.0%
Google, Inc.	3.6%
Biogen Idec, Inc.	3.3%
Amazon.com, Inc.	3.3%
priceline.com, Inc.	3.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors/Industries are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2013

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$1,173.60	0.85%	$4.66
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$1,170.90	1.25%	$6.84
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2013, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2013

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.3%
Boeing Co. (The)	41,230	$5,627,483

Automobiles — 2.1%
Tesla Motors, Inc.*(a)	34,245	5,149,763

Biotechnology — 5.6%
Biogen Idec, Inc.*	29,600	8,280,600
BioMarin Pharmaceutical, Inc.*	79,787	5,606,632

		13,887,232

Chemicals — 2.5%
Monsanto Co.	52,927	6,168,642

Computers & Peripherals — 2.2%
Apple, Inc.	9,638	5,407,978

Diversified Financial Services — 2.2%
JPMorgan Chase & Co.	95,270	5,571,390

Electronic Equipment, Instruments & Components — 2.5%
Flextronics International Ltd. (Singapore)*	789,786	6,136,637

Energy Equipment & Services — 2.6%
Halliburton Co.	125,409	6,364,507

Food Products — 5.6%
Bunge Ltd.	83,708	6,873,264
Mondelez International, Inc. (Class A Stock)	198,318	7,000,625

		13,873,889

Health Care Providers & Services — 2.7%
Express Scripts Holding Co.*	94,495	6,637,329

Hotels, Restaurants & Leisure — 5.4%
Carnival Corp.	190,029	7,633,465
International Game Technology	312,955	5,683,263

		13,316,728

Independent Power Producers & Energy Traders — 2.3%
Calpine Corp.*	290,347	5,664,670

Insurance — 2.4%
MetLife, Inc.	108,483	5,849,403

Internet & Catalog Retail — 6.6%
Amazon.com, Inc.*	20,417	8,142,095
priceline.com, Inc.*	6,945	8,072,868

		16,214,963

Internet Software & Services — 8.5%
Facebook, Inc. (Class A Stock)*	97,734	5,342,140
Google, Inc. (Class A Stock)*	7,873	8,823,350
LinkedIn Corp. (Class A Stock)*	31,507	6,831,663

		20,997,153

IT Services — 4.0%
MasterCard, Inc. (Class A Stock)	11,831	9,884,327

Life Sciences Tools & Services — 1.9%
Illumina, Inc.*(a)	42,675	4,720,709

Metals & Mining — 1.6%
Goldcorp, Inc. (Canada)	148,561	3,219,317
Kinross Gold Corp. (Canada)	150,096	657,420

		3,876,737

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — 6.6%
Anadarko Petroleum Corp.	71,497	$5,671,142
Marathon Oil Corp.	177,881	6,279,199
Suncor Energy, Inc. (Canada)	127,880	4,482,194

		16,432,535

Personal Products — 2.1%
Avon Products, Inc.	306,128	5,271,524

Pharmaceuticals — 7.1%
Actavis, Inc.*	23,094	3,879,792
Allergan, Inc.	45,153	5,015,595
Bayer AG (Germany), ADR	14,392	2,043,664
Bristol-Myers Squibb Co.	122,333	6,501,999

		17,441,050

Road & Rail — 1.6%
Canadian Pacific Railway Ltd. (Canada)	26,980	4,082,614

Semiconductors & Semiconductor Equipment — 2.3%
Intel Corp.	219,453	5,697,000

Software — 2.8%
Salesforce.com, Inc.*(a)	126,119	6,960,508

Specialty Retail — 5.6%
Inditex SA (Spain), ADR	215,500	7,115,810
TJX Cos., Inc. (The)	105,388	6,716,377

		13,832,187

Textiles, Apparel & Luxury Goods — 5.4%
Michael Kors Holdings Ltd. (Hong Kong)*	93,990	7,631,048
NIKE, Inc. (Class B Stock)	74,290	5,842,166

		13,473,214

Wireless Telecommunication Services — 0.4%
NII Holdings, Inc.*	361,496	994,114

TOTAL LONG-TERM INVESTMENTS (cost $180,847,851)		239,534,286

SHORT-TERM INVESTMENT — 8.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $20,597,138; includes $13,501,952 of cash collateral received for securities on loan) (Note 4)(b)(c)	20,597,138	20,597,138

TOTAL INVESTMENTS — 105.2% (cost $201,444,989)		260,131,424
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.2)%		(12,867,307)

NET ASSETS 100.0%		$247,264,117

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

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JENNISON 20/20 FOCUS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2013

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,118,049; cash collateral of $13,501,952 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$239,534,286	$—	$—
Affiliated Money Market Mutual Fund	20,597,138	—	—

Total	$260,131,424	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2013 were as follows:

Internet Software & Services	8.5%
Affiliated Money Market Mutual Fund (including 5.5% of collateral received for securities on loan)	8.3
Pharmaceuticals	7.1
Oil, Gas & Consumable Fuels	6.6
Internet & Catalog Retail	6.6
Biotechnology	5.6
Food Products	5.6
Specialty Retail	5.6
Hotels, Restaurants & Leisure	5.4
Textiles, Apparel & Luxury Goods	5.4
IT Services	4.0
Software	2.8
Health Care Providers & Services	2.7
Energy Equipment & Services	2.6
Chemicals	2.5
Electronic Equipment, Instruments & Components	2.5

Insurance	2.4%
Aerospace & Defense	2.3
Independent Power Producers & Energy Traders	2.3
Semiconductors & Semiconductor Equipment	2.3
Computers & Peripherals	2.2
Diversified Financial Services	2.2
Automobiles	2.1
Personal Products	2.1
Life Sciences Tools & Services	1.9
Metals & Mining	1.6
Road & Rail	1.6
Wireless Telecommunication Services	0.4

105.2
Liabilities in excess of other assets	(5.2)

100.0%

The Portfolio invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities
Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on Loan	$13,118,049	$—	$—	$13,118,049

Collateral Amounts Pledged/(Received):
Securities on Loan				(13,118,049)

Net Amount				$—

SEE NOTES TO FINANCIAL STATEMENTS.

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JENNISON 20/20 FOCUS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments, at value including securities on loan of $13,118,049:
Unaffiliated investments (cost $180,847,851)	$239,534,286
Affiliated investments (cost $20,597,138)	20,597,138
Cash	18,551
Receivable for investments sold	3,091,838
Receivable for Series shares sold	155,279
Dividends and interest receivable	140,645
Tax reclaim receivable	47,812
Prepaid expenses	2,085

Total Assets	263,587,634

LIABILITIES
Collateral for securities on loan	13,501,952
Payable for investments purchased	2,282,055
Payable for Series shares repurchased	265,725
Management fee payable	155,020
Accrued expenses and other liabilities	58,077
Distribution fee payable	37,270
Administration fee payable	22,492
Affiliated transfer agent fee payable	926

Total Liabilities	16,323,517

NET ASSETS	$247,264,117

Net assets were comprised of:
Paid-in capital	$105,321,829
Retained earnings	141,942,288

Net assets, December 31, 2013	$247,264,117

Class I:
Net asset value and redemption price per share, $68,736,006 / 3,321,615 outstanding shares of beneficial interest	$20.69

Class II:
Net asset value and redemption price per share, $178,528,111 / 8,862,764 outstanding shares of beneficial interest	$20.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $49,339)	$2,945,663
Affiliated income from securities loaned, net	52,977
Affiliated dividend income	5,349

3,003,989

EXPENSES
Management fee	1,728,658
Distribution fee—Class II	416,080
Administration fee—Class II	249,648
Shareholders’ reports	77,000
Custodian’s fees and expenses	53,000
Audit fee	20,000
Trustees’ fees	14,000
Transfer agent’s fee and expenses (including affiliated expense of $5,600) (Note 4)	12,000
Legal fees and expenses	11,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 8)	61
Miscellaneous	8,587

Total expenses	2,597,034

NET INVESTMENT INCOME	406,955

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	41,458,173
Foreign currency transactions	(13,252)

41,444,921

Net change in unrealized appreciation (depreciation) on:
Investments	17,543,929

NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	58,988,850

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,395,805

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$406,955	$(324,410)
Net realized gain on investment and foreign currency transactions	41,444,921	42,405,615
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	17,543,929	(14,083,567)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	59,395,805	27,997,638

DISTRIBUTIONS:
Class I	—	(2,125,804)
Class II	—	(14,068,043)

TOTAL DISTRIBUTIONS	—	(16,193,847)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	19,773,001	41,176,954
Series shares issued in reinvestment of distributions	—	16,193,847
Series shares repurchased	(45,776,645)	(297,038,252)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(26,003,644)	(239,667,451)

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,392,161	(227,863,660)
NET ASSETS:
Beginning of year	213,871,956	441,735,616

End of year	$247,264,117	$213,871,956

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is composed of eighteen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to Jennison 20/20 Focus Portfolio.

The Portfolio’s investment objective is long-term growth of capital.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolio consistently follow such policies in the preparation of their financial statements.

Security Valuation:    The Portfolio holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Portfolio’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Schedule of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level

B1

attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Portfolio securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) foreign currencies.

Master Netting Arrangements:    The Portfolio may be subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending:    The Portfolio may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of

B2

the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolios’ partners (Participating Insurance Companies). The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. Distributions are recorded on the ex-date.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3:	Agreements

The Portfolio has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the “Subadviser”), under which Jennison provides investment advisory services for the Portfolio. PI pays for the services of the Subadviser, compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolio. The Portfolio bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the Portfolio’s average daily net assets.

The Portfolio has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolio. The Portfolio compensates PIMS for distributing and servicing the Portfolio’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolio. Pursuant to the Class II Plan, the Class II shares of the Portfolio compensate PIMS for distribution-related activities at an annual rate of .25% of the average daily net assets of the Class II shares.

The Portfolio has an administration agreement with PI, which acts as the administrator of the Class II shares of the Portfolio. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of .15% of the average daily net assets of the Class II shares.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

B3

The Portfolio has entered into a brokerage commission recapture agreement with certain registered broker-dealer. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2013, brokerage commission recaptured under these agreements was $22,551.

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, serves as the Portfolio’s security lending agent. For the year ended December 31, 2013, PIM was compensated $15,832 for these services by the Jennison 20/20 Focus Portfolio.

The Portfolio invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2013 were $176,432,154 and $207,218,508, respectively.

Note 6:	Tax Information

The Portfolio is treated as a partnership for tax purposes. The character of the cash distributions made by the partnership is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolio, book cost of assets differs from tax cost of assets as a result of the Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements for the current period. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

B4

Transactions in shares of beneficial interest of the Jennison 20/20 Focus Portfolio were as follows:

Class I	Shares	Amount
Year ended December 31, 2013:
Series shares sold	145,480	$2,652,652
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(533,701)	(9,716,573)

Net increase (decrease) in shares outstanding	(388,221)	$(7,063,921)

Year ended December 31, 2012:
Series shares sold	237,364	$3,707,325
Series shares issued in reinvestment of distributions	144,416	2,125,804
Series shares repurchased	(615,968)	(9,659,767)

Net increase (decrease) in shares outstanding	(234,188)	$(3,826,638)

Class II
Year ended December 31, 2013:
Series shares sold	954,246	$17,120,349
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(2,029,408)	(36,060,072)

Net increase (decrease) in shares outstanding	(1,075,162)	$(18,939,723)

Year ended December 31, 2012:
Series shares sold	2,411,811	$37,469,629
Series shares issued in reinvestment of distributions	975,593	14,068,043
Series shares repurchased	(19,641,828)	(287,378,485)

Net increase (decrease) in shares outstanding	(16,254,424)	$(235,840,813)

Note 8:	Borrowings

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Portfolio utilized the SCA during the year ended December 31, 2013. The average daily balance for the 11 days that the Portfolio had loans outstanding during the period was $136,909, borrowed at a weighted average interest rate of 1.44%. At December 31, 2013, the Portfolio did not have an outstanding loan amount.

Note 9:	Ownership and Affiliates

As of December 31, 2013, all of Class I shares of the Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

B5

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.93	$14.89	$15.55	$14.42	$9.18

Income (Loss) From Investment Operations:
Net investment income	.09	.05	.04	.05	.03
Net realized and unrealized gain (loss) on investments	4.67	1.55	(.69)	1.08	5.26

Total from investment operations	4.76	1.60	(.65)	1.13	5.29

Less Distributions	—	(.56)	(.01)	—	(.05)

Net Asset Value, end of year	$20.69	$15.93	$14.89	$15.55	$14.42

Total Return(a)	29.88%	11.04%	(4.17)%	7.84%	57.83%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$68.7	$59.1	$58.7	$66.8	$70.5
Ratios to average net assets(b):
Expenses	.84%	.80%	.80%	.80%	.81%
Net investment income	.46%	.32%	.24%	.36%	.27%
Portfolio turnover rate	78%	75%	83%	112%	106%

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2013(c)	2012(c)	2011(c)	2010(c)	2009(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.57	$14.62	$15.31	$14.25	$9.06

Income (Loss) From Investment Operations:
Net investment income (loss)	.01	(.03)	(.03)	(.01)	(.01)
Net realized and unrealized gain (loss) on investments	4.56	1.54	(.66)	1.07	5.20

Total from investment operations	4.57	1.51	(.69)	1.06	5.19

Less Distributions	—	(.56)	—	—	— (d)

Net Asset Value, end of year	$20.14	$15.57	$14.62	$15.31	$14.25

Total Return(a)	29.35%	10.62%	(4.51)%	7.44%	57.29%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$178.5	$154.8	$383.0	$476.2	$284.9
Ratios to average net assets(b):
Expenses	1.24%	1.20%	1.20%	1.20%	1.21%
Net investment income (loss)	.07%	(.18)%	(.16)%	(.05)%	(.13)%
Portfolio turnover rate	78%	75%	83%	112%	106%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statement of assets and liabilities of Jennison 20/20 Focus Portfolio (hereafter referred to as the “Portfolio”), a portfolio of The Prudential Series Fund, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2014

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (46) No. of Portfolios Overseen: 98	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (64) No. of Portfolios Overseen: 98	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.) (1998-Present); Director of Arthur J. Gallagher & Company (since July 2013).
Kay Ryan Booth (63) No. of Portfolios Overseen: 98	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (75) No. of Portfolios Overseen: 98	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
Robert F. Gunia (67) No. of Portfolios Overseen: 98	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
W. Scott McDonald, Jr., Ph.D. (76) No. of Portfolios Overseen: 98	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (72) No. of Portfolios Overseen: 98	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.

E1

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Thomas M. O’Brien (63) No. of Portfolios Overseen: 98	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
Interested Trustees(1)
Robert F. O’Donnell (45) No. of Portfolios Overseen: 98	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008).	None.
Timothy S. Cronin (48) Number of Portfolios Overseen: 98	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.
Bruce W. Ferris (58) Number of Portfolios Overseen: 98	Senior Vice President, Sales and Distribution, Product, Marketing, Prudential Annuities (since May 2006); Vice President-Sales, The Hartford Insurance Company (October 1994-April 2005); Sales Manager, Aetna Investment Services (October 1993-September 1994).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr. 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; Robert F. O’Donnell, 2012; Timothy S. Cronin, 2011; Bruce W. Ferris, 2013.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Kathleen DeNicholas (39) Assistant Secretary	Vice President and Corporate Counsel (since May 2013) of Prudential; Managing Counsel at The Bank of New York Mellon Corporation (2011-2013); formerly Senior Counsel (2007-2011) and Assistant General Counsel (2001-2007) of The Dreyfus Corporation; Chief Legal Officer and Secretary of MBSC Securities Corporation (2011-2013); Vice President and Assistant Secretary of The Dreyfus Family of Funds (2010-2012).
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (44) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013-Present); formerly National Chief (May 2012-May 2013) and Co-Chief (January 2010-May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities & Exchange Commission; Assistant Regional Director (January 2005-January 2010) of the U.S. Securities & Exchange Commission.
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (57) Assistant Treasurer	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, Interested Trustees who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Kathleen DeNicholas, 2013; Claudia DiGiacomo, 2005; Jonathan D. Shain, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Bruce Karpati, 2013; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the Investment Company Act of 1940, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. O’Donnell, Timothy S. Cronin and Bruce W. Ferris are Interested Trustees because they are employed by an affiliate of the Manager of the Fund.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling the appropriate phone number listed below. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Fund’s website or by calling the telephone number referenced below.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract or the variable life insurance policy that you have chosen. Please refer to your variable product prospectus to determine which portfolios are available to you.

To contact your client services representative, please call the phone number listed below. Thank you.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

The Prudential Series Fund is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077, member SIPC, a Prudential Financial company and solely responsible for its own financial condition and contractual obligations.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	Presorted Standard U.S. Postage PAID Prudential

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (800)778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (householding) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877)778-5008, you can revoke, or “opt out,” of householding at any time.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239275-00002-00    PSF-AR-20/20 Focus

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $475,500 and $466,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     The Prudential Series Fund

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
Acting Principal Executive Officer

Date:	February 27, 2014

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	February 27, 2014